UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
JUNE 30, 2017

  AC Alternatives® Disciplined Long Short Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACDJX	14.65%	13.71%	13.67%	10/31/11
HFRX Equity Hedge Index	—	8.07%	3.43%	2.84%	—
Russell 1000 Growth Index	—	20.42%	15.29%	15.25%	—
I Class	ACDKX	14.93%	13.94%	13.90%	10/31/11
A Class	ACDQX				10/31/11
No sales charge		14.40%	13.41%	13.39%
With sales charge		7.81%	12.08%	12.21%
C Class	ACDHX	13.52%	12.59%	12.55%	10/31/11
R Class	ACDWX	14.09%	13.15%	13.11%	10/31/11
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Effective April 10, 2017, the fund’s benchmark changed from the Russell 1000 Growth Index to the HFRX Equity Hedge Index.  The fund’s investment advisor believes that the HFRX Equity Hedge Index aligns better with the fund’s strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $20,679

HFRX Equity Hedge Index — $11,719

Russell 1000 Growth Index — $22,359

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.91%	1.71%	2.16%	2.91%	2.41%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Yulin Long

Effective April 2017, the fund's name changed to AC Alternatives Disciplined Long Short Fund. Under its new name, the fund transitioned from a 130/30 fund with 100% net exposure to equities to a long/short equity fund with a variable net exposure to equities that will typically range from 30% to 70%. The fund will continue to follow the same investment philosophy with modifications around the amount of the fund that can be long or short. During the period, Lynette Pang and Scott Wittman left the fund's management team. Yulin Long became manager of the fund.

Performance Summary

For the fiscal year ended June 30, 2017, AC Alternatives Disciplined Long Short generated a return of 14.65%.* This compares to a return of 8.07% for the HFRX Equity Hedge Index, the fund's benchmark. The Russell 1000 Growth Index had a return of 20.42%.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment. Within the fund, growth and valuation factors contributed the most to performance, while sentiment and quality contributed the least.

The fund seeks to participate in strong markets, with the expectation that it will deliver somewhat lower-than-market returns during a sustained rally. It also seeks to protect in down markets, with the goal of outperforming during market declines. During the reporting period, stocks rose sharply, and the fund participated in the rally, but trailed the broader market. This reflects gains by the fund’s long positions, while short positions underperformed in a strong, rising market.

The fund’s largest exposure was to the information technology (IT) sector, which was the leading contributor by far to absolute performance. Notable contributions to performance also came from positions in the consumer discretionary, health care, and industrials sectors, among others. Positions in the consumer staples sector detracted most from absolute return.

Information Technology Contributed the Most

The strength in IT reflects broad contributions across all seven industries in the sector, in which we found many companies demonstrating attractive, high-quality earnings growth and positive share price momentum. Four of the five largest long positions on average during the period were technology giants Apple, Alphabet (the parent of Google), Microsoft, and Facebook. As a group, these stocks tended to score highly on multiple metrics and were among the leading contributors to performance during the period. Other key contributors in the sector were network infrastructure equipment provider Extreme Networks, semiconductor equipment and services provider Applied Materials, and software provider Adobe Systems.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other Key Contributors

Consumer discretionary stocks made significant contributions to total return, led by online retail giant Amazon.com. The company scored highly on our quality and growth measures while improving on sentiment, and demonstrated continued dominance in the e-commerce space during the year, as well as expanding into cloud computing and grocery stores. Leisure craft builder MCBC Holdings performed well during the period thanks to rising retail demand and new product launches.

Leading contributions to performance from short positions included medical device maker Tandem Diabetes Care and behavioral health provider Acadia Healthcare Company, which both struggled during the period. We closed out both positions. Combined with contributions from long positions in managed health care company UnitedHealth Group and medical device manufacturer CR Bard, among others, these positions helped make health care stocks overall notable sources of strength. UnitedHealth continued to experience strong growth in its health care data services business, while Bard’s stock soared on the announcement that it was being acquired by rival Becton Dickinson. In the industrials sector, airplane maker Boeing benefited from an uptick in global air traffic volumes and from renewed interest in defense following the U.S. presidential election.

Significant Detractors

On a sector basis, consumer staples stocks detracted the most, led by a short position in beverage company Craft Brew Alliance, whose stock rallied after reporting a smaller-than-expected loss. In terms of the leading individual detractors from performance, these tended to be short positions where the stocks had positive absolute results during a period when the stock market rose sharply. For example, the single largest detractor from absolute return was a short position in Century Aluminum Co., which scored poorly on every metric we track. Nevertheless, the stock rose following the U.S. presidential election on the promise of greater infrastructure spending, a formal U.S. complaint in January to the World Trade Organization about Chinese aluminum subsidies, and Trump administration talk about restricting foreign aluminum imports. Similarly, a short position in regional discount retailer and drugstore Fred’s hurt performance when the stock surged following an agreement to acquire more than 1,000 stores from Rite Aid. We eliminated the position.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our broad sector exposures reflect the net effect of the underlying individual long and short positions. At period-end, our largest absolute exposures on a sector basis (net long) were to information technology and health care, while industrials was a slight net short.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Long Holdings	% of net assets
Boeing Co. (The)	1.97%
UnitedHealth Group, Inc.	1.85%
Alphabet, Inc., Class A	1.83%
Amazon.com, Inc.	1.79%
Gaming and Leisure Properties, Inc.	1.69%
Apple, Inc.	1.68%
Adobe Systems, Inc.	1.48%
International Business Machines Corp.	1.47%
Potlatch Corp.	1.46%
Facebook, Inc., Class A	1.37%

Top Five Short Holdings	% of net assets
Welbilt, Inc.	(1.41)%
Cavium, Inc.	(1.10)%
Infinera Corp.	(0.98)%
BWX Technologies, Inc.	(0.98)%
Providence Service Corp. (The)	(0.93)%

Types of Investments in Portfolio	% of net assets
Common Stocks	103.9%
Common Stocks Sold Short	(55.9)%
Temporary Cash Investments	51.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.30	$10.69	2.08%
I Class	$1,000	$1,074.10	$9.67	1.88%
A Class	$1,000	$1,071.20	$11.97	2.33%
C Class	$1,000	$1,067.20	$15.79	3.08%
R Class	$1,000	$1,070.20	$13.24	2.58%
Hypothetical
Investor Class	$1,000	$1,014.48	$10.39	2.08%
I Class	$1,000	$1,015.47	$9.67	1.88%
A Class	$1,000	$1,013.24	$11.63	2.33%
C Class	$1,000	$1,009.52	$15.35	3.08%
R Class	$1,000	$1,012.00	$12.87	2.58%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 103.9%
Aerospace and Defense — 3.3%
Aerojet Rocketdyne Holdings, Inc.(1)(2)	15,179	$315,723
Astronics Corp.(2)	1,753	53,414
Boeing Co. (The)(1)	4,060	802,865
Moog, Inc., Class A(2)	831	59,599
Sparton Corp.(2)	5,160	113,469
		1,345,070
Airlines — 0.3%
JetBlue Airways Corp.(2)	4,680	106,844
Auto Components — 0.8%
Cooper-Standard Holding, Inc.(2)	291	29,353
LCI Industries	918	94,003
Stoneridge, Inc.(1)(2)	12,379	190,761
		314,117
Automobiles — 0.2%
Harley-Davidson, Inc.	1,602	86,540
Banks — 0.7%
Citizens Financial Group, Inc.(1)	6,927	247,155
Union Bankshares Inc/Morrisville VT	508	24,130
		271,285
Beverages — 0.7%
Boston Beer Co., Inc. (The), Class A(2)	853	112,724
PepsiCo, Inc.(1)	1,590	183,629
		296,353
Biotechnology — 6.5%
AbbVie, Inc.(1)	4,621	335,069
Agios Pharmaceuticals, Inc.(2)	442	22,741
Alexion Pharmaceuticals, Inc.(2)	1,317	160,239
Amgen, Inc.(1)	3,092	532,535
Arena Pharmaceuticals, Inc.(2)	2,303	38,852
Biogen, Inc.(2)	1,081	293,340
Celgene Corp.(1)(2)	3,344	434,285
ChemoCentryx, Inc.(2)	5,451	51,021
Cytokinetics, Inc.(2)	3,067	37,111
FibroGen, Inc.(2)	3,428	110,724
Genomic Health, Inc.(2)	785	25,552
Idera Pharmaceuticals, Inc.(2)	23,319	40,109
Insys Therapeutics, Inc.(2)	2,148	27,172
Intellia Therapeutics, Inc.(2)	5,923	94,768
Momenta Pharmaceuticals, Inc.(2)	1,242	20,990
Myriad Genetics, Inc.(2)	3,147	81,319

10

	Shares	Value
Pfenex, Inc.(2)	4,842	$19,416
Regeneron Pharmaceuticals, Inc.(1)(2)	503	247,043
Seres Therapeutics, Inc.(2)	2,547	28,781
Vertex Pharmaceuticals, Inc.(2)	334	43,043
		2,644,110
Building Products — 0.5%
Advanced Drainage Systems, Inc.	1,029	20,683
Continental Building Products, Inc.(1)(2)	7,998	186,353
		207,036
Capital Markets — 1.9%
Evercore Partners, Inc., Class A(1)	4,105	289,403
Greenhill & Co., Inc.(1)	10,151	204,035
Moelis & Co., Class A	2,577	100,116
Pzena Investment Management, Inc., Class A	5,943	60,381
Westwood Holdings Group, Inc.	2,138	121,203
		775,138
Chemicals — 4.6%
Air Products & Chemicals, Inc.(1)	2,579	368,952
Celanese Corp., Series A	1,045	99,212
FMC Corp.(1)	5,217	381,102
Koppers Holdings, Inc.(2)	7,056	255,075
Minerals Technologies, Inc.	577	42,236
OMNOVA Solutions, Inc.(1)(2)	23,381	227,965
Stepan Co.	1,901	165,653
Trinseo SA	578	39,709
WR Grace & Co.(1)	4,331	311,875
		1,891,779
Commercial Services and Supplies — 3.2%
Brady Corp., Class A(1)	8,415	285,269
Heritage-Crystal Clean, Inc.(2)	7,685	122,192
Kimball International, Inc., Class B	1,202	20,061
Knoll, Inc.(1)	10,315	206,816
MSA Safety, Inc.	1,996	162,015
Quad/Graphics, Inc.(1)	10,660	244,327
SP Plus Corp.(2)	4,143	126,569
Steelcase, Inc., Class A	4,126	57,764
Tetra Tech, Inc.	1,891	86,513
		1,311,526
Communications Equipment — 0.5%
Aerohive Networks, Inc.(2)	5,413	27,065
ARRIS International plc(2)	2,354	65,959
Ciena Corp.(2)	2,958	74,009
Extreme Networks, Inc.(2)	2,093	19,297
InterDigital, Inc.	439	33,935
		220,265
Construction and Engineering — 0.3%
Argan, Inc.	1,769	106,140

11

	Shares	Value
Construction Materials — 0.8%
Eagle Materials, Inc.(1)	3,022	$279,293
US Concrete, Inc.(2)	358	28,121
		307,414
Containers and Packaging — 0.5%
AptarGroup, Inc.	261	22,671
Berry Global Group, Inc.(2)	2,437	138,933
Sealed Air Corp.	1,282	57,382
		218,986
Diversified Consumer Services — 0.1%
Capella Education Co.	231	19,774
Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	3,200	142,912
Electric Utilities — 0.4%
Spark Energy, Inc., Class A(1)	8,668	162,958
Electrical Equipment — 1.1%
Allied Motion Technologies, Inc.	3,054	83,130
Generac Holdings, Inc.(2)	1,855	67,021
Rockwell Automation, Inc.(1)	1,858	300,922
		451,073
Electronic Equipment, Instruments and Components — 0.9%
Itron, Inc.(2)	296	20,054
Rogers Corp.(2)	843	91,567
Trimble, Inc.(2)	1,104	39,380
Zebra Technologies Corp., Class A(1)(2)	2,176	218,731
		369,732
Energy Equipment and Services — 0.4%
RigNet, Inc.(2)	6,939	111,371
Smart Sand, Inc.(2)	3,016	26,872
TETRA Technologies Inc(2)	8,811	24,583
		162,826
Equity Real Estate Investment Trusts (REITs) — 4.6%
American Tower Corp.(1)	2,576	340,856
Care Capital Properties, Inc.(1)	7,386	197,206
Gaming and Leisure Properties, Inc.(1)	18,300	689,361
Potlatch Corp.(1)	13,040	595,928
Ryman Hospitality Properties, Inc.	759	48,584
		1,871,935
Food and Staples Retailing — 1.4%
CVS Health Corp.(1)	5,533	445,185
Walgreens Boots Alliance, Inc.	1,623	127,097
		572,282
Food Products — 2.4%
Blue Buffalo Pet Products, Inc.(2)	1,099	25,068
Campbell Soup Co.(1)	5,401	281,662
Dean Foods Co.(1)	12,654	215,118
Landec Corp.(2)	5,641	83,769

12

	Shares	Value
Omega Protein Corp.(1)	12,278	$219,776
Tyson Foods, Inc., Class A	2,712	169,853
		995,246
Health Care Equipment and Supplies — 4.8%
Analogic Corp.(1)	3,493	253,766
Becton Dickinson and Co.(1)	2,536	494,799
Cooper Cos., Inc. (The)	144	34,477
CR Bard, Inc.	276	87,246
Danaher Corp.	3,928	331,484
Hologic, Inc.(1)(2)	8,891	403,474
Masimo Corp.(2)	1,430	130,387
Zimmer Biomet Holdings, Inc.	1,809	232,276
		1,967,909
Health Care Providers and Services — 5.7%
Addus HomeCare Corp.(2)	655	24,366
Anthem, Inc.(1)	2,019	379,834
Centene Corp.(2)	1,324	105,761
Chemed Corp.	98	20,044
Cigna Corp.(1)	1,601	267,991
Civitas Solutions, Inc.(2)	5,534	96,845
Humana, Inc.(1)	1,075	258,667
Laboratory Corp. of America Holdings(2)	275	42,389
UnitedHealth Group, Inc.(1)	4,072	755,030
WellCare Health Plans, Inc.(1)(2)	2,200	395,032
		2,345,959
Health Care Technology — 0.1%
Quality Systems, Inc.(2)	2,140	36,829
Hotels, Restaurants and Leisure — 3.6%
Aramark(1)	8,499	348,289
Century Casinos, Inc.(2)	10,286	75,808
Cheesecake Factory, Inc. (The)(1)	3,964	199,389
Churchill Downs, Inc.(1)	2,002	366,967
Darden Restaurants, Inc.(1)	4,349	393,323
Penn National Gaming, Inc.(2)	4,024	86,114
		1,469,890
Household Durables — 1.1%
Hooker Furniture Corp.	1,168	48,063
iRobot Corp.(2)	1,859	156,416
M.D.C. Holdings, Inc.(1)	6,714	237,206
Taylor Morrison Home Corp., Class A(2)	1,132	27,179
		468,864
Household Products — 1.1%
Kimberly-Clark Corp.	1,155	149,122
Spectrum Brands Holdings, Inc.(1)	2,400	300,096
		449,218
Independent Power and Renewable Electricity Producers — 0.9%
Pattern Energy Group, Inc., Class A(1)	15,548	370,664

13

	Shares	Value
Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.(1)	2,767	$263,972
Insurance — 0.5%
Aon plc	163	21,671
Crawford & Co., Class B(1)	20,178	187,655
		209,326
Internet and Direct Marketing Retail — 2.3%
Amazon.com, Inc.(1)(2)	755	730,840
Nutrisystem, Inc.	997	51,894
Shutterfly, Inc.(2)	2,892	137,370
		920,104
Internet Software and Services — 4.6%
Alphabet, Inc., Class A(1)(2)	803	746,533
Carbonite, Inc.(2)	1,150	25,070
Care.com, Inc.(1)(2)	15,558	234,926
Facebook, Inc., Class A(1)(2)	3,712	560,438
GoDaddy, Inc., Class A(1)(2)	5,977	253,544
LivePerson, Inc.(2)	3,970	43,670
		1,864,181
IT Services — 5.4%
Accenture plc, Class A	2,301	284,588
ALJ Regional Holdings, Inc.(2)	8,146	26,067
CSG Systems International, Inc.(1)	5,689	230,860
EVERTEC, Inc.	4,470	77,331
Fidelity National Information Services, Inc.	1,157	98,808
First Data Corp., Class A(2)	7,778	141,559
Hackett Group, Inc. (The)	11,420	177,010
International Business Machines Corp.(1)	3,912	601,783
Jack Henry & Associates, Inc.	1,175	122,047
Teradata Corp.(1)(2)	11,660	343,853
Travelport Worldwide Ltd.	7,689	105,801
		2,209,707
Leisure Products — 2.3%
Brunswick Corp.(1)	6,305	395,513
Malibu Boats, Inc., Class A, Class A(2)	6,905	178,632
MCBC Holdings, Inc.(1)(2)	19,647	384,099
		958,244
Life Sciences Tools and Services — 0.7%
Luminex Corp.(1)	12,807	270,484
Waters Corp.(2)	165	30,334
		300,818
Machinery — 2.7%
Alamo Group, Inc.	1,210	109,880
Astec Industries, Inc.	553	30,697
Donaldson Co., Inc.(1)	8,011	364,821
Hillenbrand, Inc.	1,063	38,374
Stanley Black & Decker, Inc.	435	61,218

14

	Shares	Value
Toro Co. (The)(1)	5,590	$387,331
Wabash National Corp.	2,438	53,587
WABCO Holdings, Inc.(2)	549	70,003
		1,115,911
Media — 1.0%
Comcast Corp., Class A	4,564	177,631
MSG Networks, Inc., Class A(2)	1,351	30,330
Omnicom Group, Inc.	2,619	217,115
		425,076
Metals and Mining — 1.3%
Steel Dynamics, Inc.(1)	8,313	297,689
Worthington Industries, Inc.(1)	4,234	212,631
		510,320
Multiline Retail — 0.4%
Dollar Tree, Inc.(2)	594	41,532
Nordstrom, Inc.	2,137	102,213
		143,745
Oil, Gas and Consumable Fuels — 2.4%
Apache Corp.(1)	6,680	320,172
Cabot Oil & Gas Corp.(1)	13,245	332,185
Panhandle Oil and Gas, Inc., Class A	4,748	109,679
Southwestern Energy Co.(2)	14,262	86,713
Williams Cos., Inc. (The)	4,854	146,979
		995,728
Personal Products — 1.0%
Herbalife Ltd.(2)	1,090	77,749
Medifast, Inc.	4,221	175,045
Nu Skin Enterprises, Inc., Class A	2,458	154,461
		407,255
Pharmaceuticals — 3.4%
Allergan plc(1)	1,331	323,553
Bristol-Myers Squibb Co.	1,993	111,050
Depomed, Inc.(2)	2,576	27,666
Eli Lilly & Co.(1)	5,443	447,959
Horizon Pharma plc(2)	1,985	23,562
Johnson & Johnson(1)	2,297	303,870
Phibro Animal Health Corp., Class A	581	21,526
SciClone Pharmaceuticals, Inc.(2)	8,490	93,390
Titan Pharmaceuticals, Inc.(2)	9,521	18,090
		1,370,666
Professional Services — 1.0%
Mistras Group, Inc.(1)(2)	13,569	298,111
TransUnion(2)	826	35,774
TrueBlue, Inc.(2)	2,833	75,075
		408,960
Real Estate Management and Development — 0.4%
RMR Group, Inc. (The), Class A(1)	3,667	178,400

15

	Shares	Value
Road and Rail — 0.8%
Union Pacific Corp.(1)	3,161	$344,265
Semiconductors and Semiconductor Equipment — 5.2%
Applied Materials, Inc.(1)	11,817	488,160
Intel Corp.(1)	9,574	323,027
KLA-Tencor Corp.	791	72,384
Lam Research Corp.(1)	2,229	315,247
Nanometrics, Inc.(2)	1,220	30,854
QUALCOMM, Inc.(1)	5,019	277,149
Synaptics, Inc.(2)	994	51,400
Texas Instruments, Inc.(1)	7,132	548,665
		2,106,886
Software — 7.2%
A10 Networks, Inc.(2)	13,168	111,138
Activision Blizzard, Inc.(1)	6,126	352,674
Adobe Systems, Inc.(1)(2)	4,288	606,495
Agilysys, Inc.(2)	5,544	56,105
American Software, Inc., Class A(1)	20,705	213,055
Blackbaud, Inc.	811	69,543
Citrix Systems, Inc.(2)	3,053	242,958
Manhattan Associates, Inc.(2)	521	25,039
Microsoft Corp.(1)	4,670	321,903
MicroStrategy, Inc., Class A(2)	181	34,692
Progress Software Corp.	4,920	151,979
Red Hat, Inc.(2)	335	32,076
salesforce.com, Inc.(2)	2,174	188,268
Synopsys, Inc.(2)	1,710	124,710
VMware, Inc., Class A(1)(2)	4,094	357,939
Workiva, Inc.(2)	1,653	31,490
		2,920,064
Specialty Retail — 3.0%
Chico's FAS, Inc.	12,972	122,196
Children's Place, Inc. (The)	2,291	233,911
Group 1 Automotive, Inc.	325	20,579
Home Depot, Inc. (The)	2,259	346,531
Lowe's Cos., Inc.	2,258	175,063
Party City Holdco, Inc.(1)(2)	16,071	251,511
Pier 1 Imports, Inc.	4,792	24,870
Select Comfort Corp.(2)	1,926	68,354
		1,243,015
Technology Hardware, Storage and Peripherals — 2.0%
Apple, Inc.(1)	4,771	687,119
CPI Card Group, Inc.	38,140	108,699
		795,818
Textiles, Apparel and Luxury Goods — 0.1%
Culp, Inc.	862	28,015

16

	Shares	Value
Thrifts and Mortgage Finance — 1.0%
Essent Group Ltd.(1)(2)	8,465	$314,390
Nationstar Mortgage Holdings, Inc.(2)	5,672	101,472
		415,862
Trading Companies and Distributors — 0.4%
BMC Stock Holdings, Inc.(2)	5,829	127,364
H&E Equipment Services, Inc.	1,365	27,860
HD Supply Holdings, Inc.(2)	650	19,909
		175,133
Wireless Telecommunication Services — 0.4%
Boingo Wireless, Inc.(2)	10,934	163,573
TOTAL COMMON STOCKS (Cost $35,647,218)		42,435,718
TEMPORARY CASH INVESTMENTS — 51.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $8,710,112), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $8,502,017)		8,501,394
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $12,853,191), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $12,601,357)		12,601,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	111,930	111,930
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,214,324)		21,214,324
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 155.8% (Cost $56,861,542)		63,650,042
COMMON STOCKS SOLD SHORT — (55.9)%
Aerospace and Defense — (1.4)%
BWX Technologies, Inc.	(8,172)	(398,385)
Teledyne Technologies, Inc.	(1,525)	(194,666)
		(593,051)
Air Freight and Logistics — (0.8)%
Air Transport Services Group, Inc.	(13,802)	(300,608)
United Parcel Service, Inc., Class B	(278)	(30,744)
		(331,352)
Airlines — (0.1)%
Alaska Air Group, Inc.	(457)	(41,020)
Auto Components — (1.4)%
Adient plc	(1,846)	(120,692)
Fox Factory Holding Corp.	(1,009)	(35,920)
Horizon Global Corp.	(15,557)	(223,399)
Motorcar Parts of America, Inc.	(5,896)	(166,503)
Standard Motor Products, Inc.	(515)	(26,893)
		(573,407)
Beverages — (1.4)%
Brown-Forman Corp., Class B	(3,452)	(167,767)
Craft Brew Alliance, Inc.	(17,808)	(300,065)
MGP Ingredients, Inc.	(1,905)	(97,479)
		(565,311)

17

	Shares	Value
Biotechnology — (3.2)%
Acorda Therapeutics, Inc.	(2,803)	$(55,219)
Aevi Genomic Medicine, Inc.	(58,360)	(77,619)
Avexis, Inc.	(2,371)	(194,801)
Five Prime Therapeutics, Inc.	(3,659)	(110,172)
Flexion Therapeutics, Inc.	(3,281)	(66,342)
Incyte Corp.	(342)	(43,061)
Insmed, Inc.	(6,369)	(109,292)
Loxo Oncology, Inc.	(1,626)	(130,389)
Neurocrine Biosciences, Inc.	(1,112)	(51,152)
Rigel Pharmaceuticals, Inc.	(27,987)	(76,405)
Sage Therapeutics, Inc.	(2,661)	(211,922)
Spark Therapeutics, Inc.	(1,213)	(72,465)
Syndax Pharmaceuticals, Inc.	(6,571)	(91,797)
		(1,290,636)
Building Products — (1.8)%
AAON, Inc.	(10,085)	(371,632)
Griffon Corp.	(7,098)	(155,801)
Johnson Controls International plc	(4,700)	(203,792)
		(731,225)
Capital Markets — (1.5)%
BGC Partners, Inc., Class A	(26,114)	(330,081)
CBOE Holdings, Inc.	(2,262)	(206,747)
Investment Technology Group, Inc.	(4,318)	(91,714)
		(628,542)
Chemicals — (1.7)%
GCP Applied Technologies, Inc.	(9,906)	(302,133)
NewMarket Corp.	(241)	(110,976)
Trecora Resources	(26,972)	(303,435)
		(716,544)
Commercial Services and Supplies — (2.3)%
Cintas Corp.	(160)	(20,166)
Clean Harbors, Inc.	(3,083)	(172,124)
Copart, Inc.	(6,597)	(209,719)
Covanta Holding Corp.	(19,015)	(250,998)
KAR Auction Services, Inc.	(5,898)	(247,539)
UniFirst Corp.	(247)	(34,753)
		(935,299)
Communications Equipment — (1.6)%
Infinera Corp.	(37,464)	(399,741)
Lumentum Holdings, Inc.	(1,501)	(85,632)
ShoreTel, Inc.	(27,423)	(159,053)
		(644,426)
Construction and Engineering — (2.0)%
Granite Construction, Inc.	(6,191)	(298,654)
Great Lakes Dredge & Dock Corp.	(61,396)	(264,003)
IES Holdings, Inc.	(1,387)	(25,174)

18

	Shares	Value
NV5 Global, Inc.	(2,470)	$(104,975)
Quanta Services, Inc.	(4,308)	(141,819)
		(834,625)
Construction Materials — (0.3)%
Vulcan Materials Co.	(877)	(111,098)
Consumer Finance — (0.4)%
LendingClub Corp.	(28,427)	(156,633)
Containers and Packaging — (0.8)%
Ball Corp.	(7,366)	(310,919)
Distributors — (0.6)%
Core-Mark Holding Co., Inc.	(7,162)	(236,776)
Diversified Telecommunication Services — (0.7)%
General Communication, Inc., Class A	(3,168)	(116,076)
Zayo Group Holdings, Inc.	(5,339)	(164,975)
		(281,051)
Electrical Equipment — (0.1)%
AZZ, Inc.	(471)	(26,282)
Electronic Equipment, Instruments and Components — (0.8)%
Mesa Laboratories, Inc.	(1,871)	(268,133)
Radisys Corp.	(12,405)	(46,643)
		(314,776)
Energy Equipment and Services — (0.1)%
US Silica Holdings, Inc.	(845)	(29,989)
Equity Real Estate Investment Trusts (REITs) — (0.5)%
Equinix, Inc.	(466)	(199,988)
Food and Staples Retailing — (0.1)%
PriceSmart, Inc.	(281)	(24,616)
Food Products — (0.6)%
Farmer Brothers Co.	(7,986)	(241,577)
McCormick & Co., Inc.	(238)	(23,207)
		(264,784)
Gas Utilities — (0.4)%
Chesapeake Utilities Corp.	(2,254)	(168,937)
Health Care Equipment and Supplies — (2.5)%
AxoGen, Inc.	(11,341)	(189,962)
ICU Medical, Inc.	(792)	(136,620)
Insulet Corp.	(6,536)	(335,362)
Nevro Corp.	(1,458)	(108,519)
Spectranetics Corp. (The)	(6,217)	(238,733)
ViewRay, Inc.	(4,618)	(29,878)
		(1,039,074)
Health Care Providers and Services — (3.1)%
Capital Senior Living Corp.	(15,197)	(231,146)
Cardinal Health, Inc.	(3,799)	(296,018)
MEDNAX, Inc.	(640)	(38,637)
National Research Corp., Class A	(1,137)	(30,585)
Providence Service Corp. (The)	(7,524)	(380,790)

19

	Shares	Value
Select Medical Holdings Corp.	(17,347)	$(266,277)
US Physical Therapy, Inc.	(433)	(26,153)
		(1,269,606)
Hotels, Restaurants and Leisure — (1.8)%
Bob Evans Farms, Inc.	(2,096)	(150,556)
Carrols Restaurant Group, Inc.	(4,196)	(51,401)
Fiesta Restaurant Group, Inc.	(2,619)	(54,082)
ILG, Inc.	(2,364)	(64,986)
Jack in the Box, Inc.	(729)	(71,807)
Nathan's Famous, Inc.	(319)	(20,097)
Planet Fitness, Inc., Class A	(1,582)	(36,924)
Red Robin Gourmet Burgers, Inc.	(1,783)	(116,341)
Wendy's Co. (The)	(3,406)	(52,827)
Wynn Resorts Ltd.	(259)	(34,737)
Yum! Brands, Inc.	(1,390)	(102,526)
		(756,284)
Household Durables — (1.9)%
Cavco Industries, Inc.	(781)	(101,257)
Century Communities, Inc.	(9,743)	(241,626)
Leggett & Platt, Inc.	(3,823)	(200,822)
Universal Electronics, Inc.	(3,379)	(225,886)
		(769,591)
Insurance — (0.5)%
RLI Corp.	(3,148)	(171,944)
United Insurance Holdings Corp.	(2,029)	(31,916)
		(203,860)
Internet and Direct Marketing Retail — (1.2)%
1-800-Flowers.com, Inc., Class A	(5,105)	(49,774)
Gaia, Inc., Class A	(11,011)	(123,323)
Groupon, Inc., Class A	(37,481)	(143,927)
Overstock.com, Inc.	(11,827)	(192,780)
		(509,804)
Internet Software and Services — (0.1)%
CommerceHub, Inc.	(1,211)	(21,096)
IT Services — (2.9)%
Broadridge Financial Solutions, Inc.	(758)	(57,274)
EPAM Systems, Inc.	(3,841)	(322,990)
Gartner, Inc.	(1,838)	(227,011)
ServiceSource International, Inc.	(7,827)	(30,369)
Virtusa Corp.	(10,542)	(309,935)
WEX, Inc.	(2,099)	(218,863)
		(1,166,442)
Leisure Products — (0.2)%
Mattel, Inc.	(4,057)	(87,347)
Life Sciences Tools and Services — (0.9)%
Bio-Techne Corp.	(509)	(59,807)

20

	Shares	Value
Quintiles IMS Holdings, Inc.	(3,555)	$(318,173)
		(377,980)
Machinery — (3.9)%
Albany International Corp., Class A	(2,466)	(131,685)
Flowserve Corp.	(2,754)	(127,868)
John Bean Technologies Corp.	(2,083)	(204,134)
REV Group, Inc.	(7,934)	(219,613)
Welbilt, Inc.	(30,554)	(575,943)
Xylem, Inc.	(6,421)	(355,916)
		(1,615,159)
Marine — (0.6)%
Matson, Inc.	(7,543)	(226,592)
Media — (1.5)%
Clear Channel Outdoor Holdings, Inc., Class A	(17,002)	(82,460)
IMAX Corp.	(5,127)	(112,794)
Loral Space & Communications, Inc.	(6,631)	(275,518)
Nexstar Media Group, Inc., Class A	(1,309)	(78,278)
Reading International, Inc., Class A	(3,185)	(51,374)
		(600,424)
Metals and Mining — (1.3)%
Century Aluminum Co.	(20,071)	(312,706)
Ramaco Resources, Inc.	(15,227)	(92,124)
Royal Gold, Inc.	(1,731)	(135,312)
		(540,142)
Paper and Forest Products — (0.6)%
Clearwater Paper Corp.	(5,522)	(258,153)
Personal Products — (0.8)%
Coty, Inc., Class A	(15,539)	(291,512)
Revlon, Inc., Class A	(1,079)	(25,572)
		(317,084)
Pharmaceuticals — (1.5)%
Aerie Pharmaceuticals, Inc.	(6,286)	(330,329)
Heska Corp.	(490)	(50,014)
Medicines Co. (The)	(1,092)	(41,507)
Nektar Therapeutics, Class A	(3,811)	(74,505)
Paratek Pharmaceuticals, Inc.	(5,519)	(133,008)
		(629,363)
Professional Services — (0.9)%
Exponent, Inc.	(3,424)	(199,619)
Franklin Covey Co.	(5,721)	(110,415)
Hill International, Inc.	(13,483)	(70,112)
		(380,146)
Semiconductors and Semiconductor Equipment — (1.6)%
Advanced Micro Devices, Inc.	(10,818)	(135,009)
Cavium, Inc.	(7,239)	(449,759)
MACOM Technology Solutions Holdings, Inc.	(760)	(42,385)

21

	Shares	Value
NeoPhotonics Corp.	(3,807)	$(29,390)
		(656,543)
Specialty Retail — (1.0)%
Build-A-Bear Workshop, Inc.	(2,593)	(27,097)
Genesco, Inc.	(1,307)	(44,307)
Murphy USA, Inc.	(2,430)	(180,087)
TJX Cos., Inc. (The)	(820)	(59,180)
Tractor Supply Co.	(1,596)	(86,519)
		(397,190)
Technology Hardware, Storage and Peripherals — (0.1)%
Diebold Nixdorf, Inc.	(924)	(25,872)
Textiles, Apparel and Luxury Goods — (0.9)%
Coach, Inc.	(1,656)	(78,395)
lululemon athletica, Inc.	(1,204)	(71,843)
NIKE, Inc., Class B	(1,180)	(69,620)
Skechers U.S.A., Inc., Class A	(4,526)	(133,517)
		(353,375)
Trading Companies and Distributors — (0.9)%
SiteOne Landscape Supply, Inc.	(4,691)	(244,213)
Veritiv Corp.	(2,383)	(107,235)
		(351,448)
Water Utilities — (0.6)%
California Water Service Group	(7,229)	(266,027)
TOTAL COMMON STOCKS SOLD SHORT — (55.9)% (Proceeds $21,673,470)		(22,829,889)
OTHER ASSETS AND LIABILITIES — 0.1%		25,089
TOTAL NET ASSETS — 100.0%		$40,845,242

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $28,470,931.

(2)	Non-income producing.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $35,759,148)	$42,547,648
Repurchase agreements, at value (cost of $21,102,394)	21,102,394
Total investment securities, at value (cost of $56,861,542)	63,650,042
Receivable for capital shares sold	75,811
Dividends and interest receivable	33,297
63,759,150

Liabilities
Securities sold short, at value (proceeds of $21,673,470)	22,829,889
Payable for capital shares redeemed	1,583
Accrued management fees	48,131
Distribution and service fees payable	2,437
Dividend expense payable on securities sold short	16,385
Fees and charges payable on borrowings for securities sold short	15,483
22,913,908

Net Assets	$40,845,242

Net Assets Consist of:
Capital (par value and paid-in surplus)	$33,223,188
Undistributed net realized gain	1,989,973
Net unrealized appreciation	5,632,081
$40,845,242

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$35,816,154	1,932,217	$18.54
I Class, $0.01 Par Value	$401,235	21,629	$18.55
A Class, $0.01 Par Value	$1,956,068	106,558	$18.36*
C Class, $0.01 Par Value	$2,198,537	124,682	$17.63
R Class, $0.01 Par Value	$473,248	26,080	$18.15
*Maximum offering price $19.48 (net asset value divided by 0.9425).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends	$799,470
Interest	19,260
818,730

Expenses:
Dividend expense on securities sold short	125,504
Fees and charges on borrowings for securities sold short	114,481
Management fees	574,723
Distribution and service fees:
A Class	10,519
C Class	22,729
R Class	1,516
Directors' fees and expenses	2,506
Other expenses	688
852,666

Net investment income (loss)	(33,936)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,576,932
Securities sold short transactions	(1,875,545)
4,701,387

Change in net unrealized appreciation (depreciation) on:
Investments	2,512,157
Securities sold short	(1,712,568)
799,589

Net realized and unrealized gain (loss)	5,500,976

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,467,040

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$(33,936)	$32,591
Net realized gain (loss)	4,701,387	(2,364,687)
Change in net unrealized appreciation (depreciation)	799,589	872,852
Net increase (decrease) in net assets resulting from operations	5,467,040	(1,459,244)

Distributions to Shareholders
From net investment income:
Investor Class	(14,589)	(3,291)
I Class	(906)	(2,704)
From net realized gains:
Investor Class	—	(681,026)
I Class	—	(20,635)
A Class	—	(105,645)
C Class	—	(40,124)
R Class	—	(1,365)
Decrease in net assets from distributions	(15,495)	(854,790)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,641,652)	(11,086,791)

Net increase (decrease) in net assets	(2,190,107)	(13,400,825)

Net Assets
Beginning of period	43,035,349	56,436,174
End of period	$40,845,242	$43,035,349

Undistributed net investment income	—	$15,486

See Notes to Financial Statements.

25

Statement of Cash Flows

YEAR ENDED JUNE 30, 2017
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$5,467,040
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(40,866,660)
Proceeds from investments sold	62,328,758
Purchases to cover securities sold short	(21,509,006)
Proceeds from securities sold short	28,628,760
(Increase) decrease in short-term investments	(20,830,640)
(Increase) decrease in deposits for securities sold short	123,784
(Increase) decrease in receivable for investments sold	233,796
(Increase) decrease in dividends and interest receivable	(2,262)
Increase (decrease) in payable for investments purchased	(296,556)
Increase (decrease) in accrued management fees	(3,173)
Increase (decrease) in distribution and service fees payable	(721)
Increase (decrease) in dividend expense payable on securities sold short	8,019
Increase (decrease) in fees and charges payable on borrowings for securities sold short	4,383
Increase (decrease) in accrued other expenses	(2,936)
Change in net unrealized (appreciation) depreciation on investments	(2,512,157)
Net realized (gain) loss on investment transactions	(6,576,932)
Change in net unrealized (appreciation) depreciation on securities sold short	1,712,568
Net realized (gain) loss on securities sold short transactions	1,875,545
Net cash from (used in) operating activities	7,781,610

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	13,959,746
Payments for shares redeemed	(21,741,073)
Distributions paid, net of reinvestments	(283)
Net cash from (used in) financing activities	(7,781,610)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $15,212.

See Notes to Financial Statements.

26

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Disciplined Long Short Fund (formerly Disciplined Growth Plus Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

27

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.1180% to 1.3000%	0.2500% to 0.3100%	1.44%
I Class		0.0500% to 0.1100%	1.24%
A Class		0.2500% to 0.3100%	1.44%
C Class		0.2500% to 0.3100%	1.44%
R Class		0.2500% to 0.3100%	1.44%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

29

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $487,283 and $351,651, respectively. The effect of interfund transactions on the Statement of Operations was $(29,558) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2017 were $62,375,666 and $90,957,518, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class /Shares Authorized	50,000,000		50,000,000
Sold	709,766	$12,888,344	886,708	$14,447,579
Issued in reinvestment of distributions	817	14,306	41,064	671,496
Redeemed	(936,332)	(16,384,723)	(1,647,058)	(26,354,358)
	(225,749)	(3,482,073)	(719,286)	(11,235,283)
I Class /Shares Authorized	25,000,000		25,000,000
Sold	2,782	48,694	33,169	551,402
Issued in reinvestment of distributions	52	906	1,422	23,339
Redeemed	(1,098)	(20,133)	(76,229)	(1,229,122)
	1,736	29,467	(41,638)	(654,381)
A Class /Shares Authorized	20,000,000		20,000,000
Sold	35,143	620,552	186,896	3,040,819
Issued in reinvestment of distributions	—	—	6,501	105,645
Redeemed	(261,037)	(4,661,858)	(227,670)	(3,576,611)
	(225,894)	(4,041,306)	(34,273)	(430,147)
C Class /Shares Authorized	15,000,000		15,000,000
Sold	11,084	190,434	86,120	1,367,239
Issued in reinvestment of distributions	—	—	2,541	40,124
Redeemed	(36,154)	(606,319)	(19,616)	(302,299)
	(25,070)	(415,885)	69,045	1,105,064
R Class /Shares Authorized	15,000,000		15,000,000
Sold	16,339	285,343	8,067	128,194
Issued in reinvestment of distributions	—	—	85	1,365
Redeemed	(985)	(17,198)	(99)	(1,603)
	15,354	268,145	8,053	127,956
Net increase (decrease)	(459,623)	$(7,641,652)	(718,099)	$(11,086,791)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$42,435,718	—	—
Temporary Cash Investments	111,930	$21,102,394	—
	$42,547,648	$21,102,394	—

Liabilities
Securities Sold Short
Common Stocks	$22,829,889	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$15,486	$6,119
Long-term capital gains	$9	$848,671

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$56,890,241
Gross tax appreciation of investments	$7,630,057
Gross tax depreciation of investments	(870,256)
Net tax appreciation (depreciation) of investments	6,759,801
Net tax appreciation (depreciation) on securities sold short	(1,178,508)
Net tax appreciation (depreciation)	$5,581,293
Undistributed ordinary income	—
Accumulated long-term gains	$2,040,761

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$16.17	—(3)	2.38	2.38	(0.01)	—	(0.01)	$18.54	14.65%	2.05%	1.45%	—%(4)	127%	$35,816
2016	$16.67	0.02	(0.25)	(0.23)	—(3)	(0.27)	(0.27)	$16.17	(1.40)%	1.91%	1.47%	0.14%	121%	$34,885
2015	$16.02	0.04	1.54	1.58	(0.01)	(0.92)	(0.93)	$16.67	10.22%	1.80%	1.45%	0.22%	115%	$47,976
2014	$12.65	0.03	3.76	3.79	(0.01)	(0.41)	(0.42)	$16.02	30.29%	1.81%	1.46%	0.17%	96%	$15,188
2013	$10.86	0.04	1.81	1.85	(0.06)	—	(0.06)	$12.65	17.15%	1.87%	1.46%	0.42%	100%	$8,597
I Class(5)
2017	$16.18	0.04	2.37	2.41	(0.04)	—	(0.04)	$18.55	14.93%	1.85%	1.25%	0.20%	127%	$401
2016	$16.69	0.04	(0.24)	(0.20)	(0.04)	(0.27)	(0.31)	$16.18	(1.26)%	1.71%	1.27%	0.34%	121%	$322
2015	$16.03	0.06	1.57	1.63	(0.05)	(0.92)	(0.97)	$16.69	10.49%	1.60%	1.25%	0.42%	115%	$1,027
2014	$12.66	0.05	3.77	3.82	(0.04)	(0.41)	(0.45)	$16.03	30.52%	1.61%	1.26%	0.37%	96%	$503
2013	$10.87	0.09	1.79	1.88	(0.09)	—	(0.09)	$12.66	17.37%	1.67%	1.26%	0.62%	100%	$383
A Class
2017	$16.04	(0.05)	2.37	2.32	—	—	—	$18.36	14.40%	2.30%	1.70%	(0.25)%	127%	$1,956
2016	$16.59	(0.02)	(0.26)	(0.28)	—	(0.27)	(0.27)	$16.04	(1.72)%	2.16%	1.72%	(0.11)%	121%	$5,333
2015	$15.97	(0.01)	1.55	1.54	—	(0.92)	(0.92)	$16.59	9.97%	2.05%	1.70%	(0.03)%	115%	$6,083
2014	$12.63	(0.01)	3.76	3.75	—	(0.41)	(0.41)	$15.97	29.99%	2.06%	1.71%	(0.08)%	96%	$1,252
2013	$10.85	0.04	1.78	1.82	(0.04)	—	(0.04)	$12.63	16.79%	2.12%	1.71%	0.17%	100%	$654

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$15.53	(0.17)	2.27	2.10	—	—	—	$17.63	13.52%	3.05%	2.45%	(1.00)%	127%	$2,199
2016	$16.18	(0.14)	(0.24)	(0.38)	—	(0.27)	(0.27)	$15.53	(2.38)%	2.91%	2.47%	(0.86)%	121%	$2,325
2015	$15.71	(0.13)	1.52	1.39	—	(0.92)	(0.92)	$16.18	9.16%	2.80%	2.45%	(0.78)%	115%	$1,306
2014	$12.53	(0.12)	3.71	3.59	—	(0.41)	(0.41)	$15.71	28.94%	2.81%	2.46%	(0.83)%	96%	$699
2013	$10.80	(0.05)	1.78	1.73	—	—	—	$12.53	16.02%	2.87%	2.46%	(0.58)%	100%	$475
R Class
2017	$15.90	(0.08)	2.33	2.25	—	—	—	$18.15	14.09%	2.55%	1.95%	(0.50)%	127%	$473
2016	$16.48	(0.06)	(0.25)	(0.31)	—	(0.27)	(0.27)	$15.90	(1.91)%	2.41%	1.97%	(0.36)%	121%	$171
2015	$15.91	(0.04)	1.53	1.49	—	(0.92)	(0.92)	$16.48	9.69%	2.30%	1.95%	(0.28)%	115%	$44
2014	$12.62	(0.05)	3.75	3.70	—	(0.41)	(0.41)	$15.91	29.61%	2.31%	1.96%	(0.33)%	96%	$521
2013	$10.83	0.01	1.79	1.80	(0.01)	—	(0.01)	$12.62	16.62%	2.37%	1.96%	(0.08)%	100%	$382

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the AC Alternatives® Disciplined Long Short Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AC Alternatives® Disciplined Long Short Fund (formerly Disciplined Growth Plus Fund) (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

35

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

39

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

40

the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the

41

management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.
For corporate taxpayers, the fund hereby designates $15,486, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.
The fund hereby designates $171,511, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.
The fund utilized earnings and profits of $171,502 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92995 1708

ANNUAL REPORT
JUNE 30, 2017

  AC Alternatives® Equity Market Neutral Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALHIX	0.91%	1.06%	0.11%	—	9/30/05
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.44%	0.14%	0.50%	—	—
I Class	ALISX	1.07%	1.26%	0.30%	—	9/30/05
Y Class	ALYIX	—	—	—	-1.13%	4/10/17
A Class	ALIAX					9/30/05
No sales charge		0.65%	0.79%	-0.15%	—
With sales charge		-5.17%	-0.40%	-0.74%	—
C Class	ALICX	-0.10%	0.06%	-0.89%	—	9/30/05
R Class	ALIRX	0.38%	0.56%	-0.40%	—	9/30/05
R5 Class	ALIGX	—	—	—	-1.13%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $10,106

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,516

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
2.93%	2.73%	2.68%	3.18%	3.93%	3.43%	2.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

AC Alternatives Equity Market Neutral returned 0.91%* for the fiscal year ended June 30, 2017, compared with the 0.44% return of its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index.

AC Alternatives Equity Market Neutral is managed to produce capital appreciation independent of equity market conditions, so its benchmark is a cash-equivalent asset: the three-month U.S. Treasury bill.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth, valuation and sentiment insights were supportive, while quality signals detracted from results.

Consumer Discretionary Holdings Led Contributors

A number of long consumer discretionary positions helped to bolster the sector’s contribution, including Best Buy, an electronics retailer, whose stock price rose after the company reported unexpected revenue growth and a successful strategy turnaround in its online sales efforts. We exited the position. A long position in another specialty retailer, Aaron’s, also boosted performance. The rent-to-own purveyor of consumer durables like furniture and electronics posted unexpected earnings strength on growth in its leasing division.

Long positions in the industrials sector also aided the fund’s performance. Timken, a manufacturer of anti-friction bearings and alloy steels, rallied on unexpected sales strength and upgraded fiscal year sales and earnings guidance from management. The company benefited from an uptick in industrial activity as the growth environment improved over the year. A long position in airline United Continental was beneficial as global air traffic increased and fuel prices eased. We moved to a short position in the name by the end of the reporting period.

Stock choices in the information technology, real estate, and materials sectors also boosted returns. A long position in Teradyne made a notable contribution to portfolio performance. The developer of semiconductor test equipment has benefited from continued strength in the semiconductor industry.

Energy Sector Led Detractors

The energy sector was a leading detractor from returns, with both an average net short position in the oil, gas, and consumable fuels industry and an average net long position in energy equipment and services stocks weighing on performance. No individual holding was a top detractor from the portfolio.

Financials was also an area of weakness. The fund’s short positions in capital markets stocks Stifel Financial and Charles Schwab detracted from relative results. Capital markets stocks generally

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

rallied in the period on the post-election outlook for higher interest rates, deregulation, and possible changes to corporate tax laws. We exited our position in Charles Schwab.

Elsewhere in the portfolio, software company Pegasystems was a key detractor. Our short position weighed on returns after the stock rallied on a dramatic spike in sales and strong shift of sales toward subscription and cloud-based products. We unwound our position. A short position in KLX also hurt relative performance. The provider of aerospace fasteners, consumables, and logistics services outperformed as the growth outlook for the industry moved higher, leading the company to report better-than-expected sales and earnings. We remain optimistic about the holding based on its strong sentiment measure.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. These bottom-up stock decisions collectively point toward long and short allocations to broader industries and sectors. Among materials companies, we are finding stocks that our model views as attractive in terms of valuation, quality, and sentiment, while in the industrials sector, we are finding capital goods companies with positive readings for quality, growth, and sentiment. We are finding opportunity among health care equipment and services companies. Energy stocks remain challenged by the poor supply and demand backdrop for oil, with our model viewing these shares unfavorably in terms of sentiment and valuation. Utilities and real estate stocks score poorly along multiple dimensions.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Long Holdings	% of net assets
Boyd Gaming Corp.	0.74%
Teradata Corp.	0.72%
Air Products & Chemicals, Inc.	0.71%
Nu Skin Enterprises, Inc., Class A	0.70%
Carlisle Cos., Inc.	0.68%
Alere, Inc.	0.68%
Aramark	0.68%
Becton Dickinson and Co.	0.66%
Aaron's, Inc.	0.65%
First Data Corp., Class A	0.65%

Top Ten Short Holdings	% of net assets
Insulet Corp.	(0.75)%
Ball Corp.	(0.75)%
Clean Harbors, Inc.	(0.70)%
UMB Financial Corp.	(0.70)%
Abbott Laboratories	(0.70)%
EchoStar Corp., Class A	(0.69)%
LifePoint Health, Inc.	(0.68)%
Broadridge Financial Solutions, Inc.	(0.67)%
News Corp., Class A	(0.67)%
TransDigm Group, Inc.	(0.66)%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.2%
Exchange-Traded Funds	0.6%
Common Stocks Sold Short	(95.0)%
Temporary Cash Investments	2.7%
Other Assets and Liabilities*	97.5%
*Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$997.30	$14.56	2.94%
I Class	$1,000	$998.20	$13.58	2.74%
Y Class	$1,000	$988.70(2)	$5.96(3)	2.67%
A Class	$1,000	$995.40	$15.78	3.19%
C Class	$1,000	$993.00	$19.47	3.94%
R Class	$1,000	$995.30	$17.02	3.44%
R5 Class	$1,000	$988.70(2)	$6.08(3)	2.72%
Hypothetical
Investor Class	$1,000	$1,010.22	$14.65	2.94%
I Class	$1,000	$1,011.21	$13.66	2.74%
Y Class	$1,000	$1,011.55(4)	$13.32(4)	2.67%
A Class	$1,000	$1,008.98	$15.89	3.19%
C Class	$1,000	$1,005.26	$19.59	3.94%
R Class	$1,000	$1,007.74	$17.12	3.44%
R5 Class	$1,000	$1,011.31(4)	$13.56(4)	2.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 94.2%
Aerospace and Defense — 3.2%
Boeing Co. (The)	430	$85,032
Curtiss-Wright Corp.(1)	7,705	707,165
Esterline Technologies Corp.(2)	5,780	547,944
HEICO Corp., Class A	7,945	492,987
Hexcel Corp.	10,908	575,833
L3 Technologies, Inc.	2,076	346,858
Moog, Inc., Class A(1)(2)	8,240	590,973
Northrop Grumman Corp.	305	78,297
Orbital ATK, Inc.	2,878	283,080
		3,708,169
Airlines — 0.5%
JetBlue Airways Corp.(2)	26,314	600,749
Auto Components — 1.1%
BorgWarner, Inc.	14,067	595,878
LCI Industries	4,093	419,123
Magna International, Inc.	6,191	286,829
		1,301,830
Banks — 1.4%
Associated Banc-Corp.	7,593	191,343
Cathay General Bancorp	6,083	230,850
East West Bancorp, Inc.	11,012	645,083
International Bancshares Corp.	14,657	513,728
		1,581,004
Beverages — 0.5%
Boston Beer Co., Inc. (The), Class A(2)	4,037	533,490
Biotechnology — 1.5%
AbbVie, Inc.	4,058	294,246
Amgen, Inc.	1,685	290,208
Biogen, Inc.(2)	1,132	307,179
Celgene Corp.(2)	2,200	285,714
Myriad Genetics, Inc.(2)	12,073	311,966
United Therapeutics Corp.(2)	1,883	244,282
		1,733,595
Building Products — 0.9%
Allegion plc	5,151	417,849
Universal Forest Products, Inc.	4,337	378,663
USG Corp.(2)	7,294	211,672
		1,008,184
Capital Markets — 1.7%
Affiliated Managers Group, Inc.	3,906	647,849
Evercore Partners, Inc., Class A	8,621	607,780
Janus Henderson Group plc(2)	20,061	664,220
		1,919,849
Chemicals — 5.0%
Air Products & Chemicals, Inc.(1)	5,723	818,732

10

	Shares	Value
Axalta Coating Systems Ltd.(2)	7,903	$253,212
Cabot Corp.	13,096	699,719
Chemours Co. (The)	12,575	476,844
Eastman Chemical Co.(1)	6,943	583,143
FMC Corp.	2,234	163,194
Huntsman Corp.	25,929	670,005
Minerals Technologies, Inc.(1)	9,793	716,848
PolyOne Corp.	1,525	59,078
Trinseo SA	8,604	591,095
WR Grace & Co.	9,559	688,344
		5,720,214
Commercial Services and Supplies — 1.8%
Herman Miller, Inc.(1)	23,978	728,931
MSA Safety, Inc.(1)	9,029	732,884
Tetra Tech, Inc.	12,964	593,103
		2,054,918
Communications Equipment — 1.5%
Ciena Corp.(2)	21,742	543,985
CommScope Holding Co., Inc.(2)	4,036	153,489
F5 Networks, Inc.(2)	2,416	306,977
InterDigital, Inc.(1)	9,013	696,705
		1,701,156
Construction and Engineering — 0.5%
Jacobs Engineering Group, Inc.	11,331	616,293
Construction Materials — 0.6%
Eagle Materials, Inc.(1)	7,286	673,372
Consumer Finance — 0.5%
OneMain Holdings, Inc., Class A(2)	25,253	620,971
Containers and Packaging — 0.8%
AptarGroup, Inc.	667	57,936
Greif, Inc., Class A	11,717	653,574
Sealed Air Corp.	3,650	163,374
		874,884
Diversified Consumer Services — 1.7%
Adtalem Global Education, Inc.	17,628	668,983
Graham Holdings Co., Class B	971	582,260
H&R Block, Inc.	21,705	670,901
		1,922,144
Diversified Financial Services — 0.5%
Leucadia National Corp.	22,138	579,130
Electric Utilities — 1.6%
ALLETE, Inc.(1)	9,697	695,081
FirstEnergy Corp.	21,031	613,264
Portland General Electric Co.	12,106	553,123
		1,861,468
Electrical Equipment — 0.6%
Regal Beloit Corp.(1)	7,974	650,280
Electronic Equipment, Instruments and Components — 0.7%
Jabil, Inc.	2,099	61,270
Zebra Technologies Corp., Class A(1)(2)	6,961	699,720
		760,990

11

	Shares	Value
Energy Equipment and Services — 0.4%
Baker Hughes, Inc.	4,997	$272,386
Dril-Quip, Inc.(2)	2,392	116,730
Schlumberger Ltd.	882	58,071
		447,187
Equity Real Estate Investment Trusts (REITs) — 5.2%
Apple Hospitality REIT, Inc.	19,276	360,654
Care Capital Properties, Inc.	25,637	684,508
CBL & Associates Properties, Inc.	36,264	305,705
Columbia Property Trust, Inc.	26,426	591,414
Gaming and Leisure Properties, Inc.	17,298	651,616
LaSalle Hotel Properties	21,134	629,793
Outfront Media, Inc.	7,096	164,059
Potlatch Corp.(1)	14,799	676,314
Ryman Hospitality Properties, Inc.	10,253	656,295
Select Income REIT	26,968	648,041
WP Carey, Inc.(1)	10,371	684,590
		6,052,989
Food and Staples Retailing — 1.4%
CVS Health Corp.	5,569	448,082
United Natural Foods, Inc.(2)	14,456	530,535
Walgreens Boots Alliance, Inc.	7,484	586,072
		1,564,689
Food Products — 1.5%
Campbell Soup Co.	10,925	569,739
Conagra Brands, Inc.	14,064	502,929
Dean Foods Co.	3,293	55,981
Tyson Foods, Inc., Class A	10,123	634,003
		1,762,652
Gas Utilities — 1.1%
National Fuel Gas Co.	11,375	635,180
UGI Corp.	13,462	651,695
		1,286,875
Health Care Equipment and Supplies — 6.5%
Alere, Inc.(1)(2)	15,699	787,933
Becton Dickinson and Co.(1)	3,873	755,661
Cooper Cos., Inc. (The)(1)	2,963	709,402
CR Bard, Inc.(1)	2,302	727,685
Halyard Health, Inc.(2)	15,896	624,395
Hill-Rom Holdings, Inc.	8,548	680,506
Hologic, Inc.(2)	13,461	610,860
LivaNova plc(2)	9,711	594,410
Masimo Corp.(2)	6,841	623,762
Medtronic plc	5,136	455,820
Teleflex, Inc.	1,304	270,919
Zimmer Biomet Holdings, Inc.	5,476	703,119
		7,544,472
Health Care Providers and Services — 1.7%
Anthem, Inc.	2,685	505,129
Centene Corp.(2)	1,479	118,143
Chemed Corp.	280	57,268

12

	Shares	Value
HealthEquity, Inc.(2)	9,288	$462,821
UnitedHealth Group, Inc.	3,910	724,992
WellCare Health Plans, Inc.(2)	736	132,156
		2,000,509
Health Care Technology — 1.3%
Allscripts Healthcare Solutions, Inc.(1)(2)	58,154	742,045
Veeva Systems, Inc., Class A(1)(2)	12,183	746,940
		1,488,985
Hotels, Restaurants and Leisure — 3.9%
Aramark(1)	19,011	779,071
Boyd Gaming Corp.(1)	34,456	854,853
Cheesecake Factory, Inc. (The)	1,075	54,072
Choice Hotels International, Inc.	8,838	567,841
Churchill Downs, Inc.(1)	3,640	667,212
Darden Restaurants, Inc.	3,670	331,915
Royal Caribbean Cruises Ltd.	5,626	614,528
Wyndham Worldwide Corp.	6,411	643,729
		4,513,221
Household Durables — 2.4%
DR Horton, Inc.	20,200	698,314
KB Home	26,877	644,242
NVR, Inc.(2)	282	679,792
Taylor Morrison Home Corp., Class A(1)(2)	29,193	700,924
		2,723,272
Household Products — 1.7%
HRG Group, Inc.(2)	33,839	599,289
Kimberly-Clark Corp.	5,382	694,870
Spectrum Brands Holdings, Inc.(1)	5,398	674,966
		1,969,125
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	45,608	506,705
Industrial Conglomerates — 1.2%
Carlisle Cos., Inc.(1)	8,270	788,958
Honeywell International, Inc.	4,307	574,080
		1,363,038
Insurance — 2.9%
Allstate Corp. (The)	3,388	299,635
Assurant, Inc.	5,667	587,611
CNO Financial Group, Inc.	31,176	650,955
Everest Re Group Ltd.	2,437	620,436
Loews Corp.	12,139	568,227
Old Republic International Corp.	8,786	171,590
Torchmark Corp.	6,255	478,507
		3,376,961
Internet and Direct Marketing Retail — 1.0%
Amazon.com, Inc.(2)	623	603,064
HSN, Inc.	17,117	546,032
		1,149,096
Internet Software and Services — 1.3%
Akamai Technologies, Inc.(2)	1,221	60,818
Alphabet, Inc., Class A(1)(2)	636	591,276

13

	Shares	Value
Box, Inc., Class A(2)	23,019	$419,867
Facebook, Inc., Class A(1)(2)	2,783	420,177
		1,492,138
IT Services — 2.9%
CoreLogic, Inc.(2)	2,553	110,749
Fidelity National Information Services, Inc.	6,732	574,913
First Data Corp., Class A(1)(2)	41,050	747,110
International Business Machines Corp.	3,647	561,018
Jack Henry & Associates, Inc.	4,451	462,325
Teradata Corp.(1)(2)	28,103	828,758
Total System Services, Inc.	1,384	80,618
		3,365,491
Leisure Products — 0.5%
Brunswick Corp.(1)	9,479	594,618
Life Sciences Tools and Services — 1.1%
Charles River Laboratories International, Inc.(2)	2,882	291,514
Thermo Fisher Scientific, Inc.	3,668	639,956
Waters Corp.(2)	1,941	356,834
		1,288,304
Machinery — 4.4%
Allison Transmission Holdings, Inc.	15,880	595,659
Barnes Group, Inc.	11,106	650,034
Cummins, Inc.	2,087	338,553
Donaldson Co., Inc.	8,048	366,506
Hillenbrand, Inc.	16,999	613,664
Oshkosh Corp.	9,175	631,974
Parker-Hannifin Corp.(1)	3,695	590,535
Snap-on, Inc.	391	61,778
Timken Co. (The)(1)	15,303	707,764
Toro Co. (The)	2,104	145,786
WABCO Holdings, Inc.(2)	3,217	410,199
		5,112,452
Media — 1.8%
AMC Networks, Inc., Class A(2)	2,831	151,204
Madison Square Garden Co. (The)(2)	1,992	392,225
Meredith Corp.	5,522	328,283
MSG Networks, Inc., Class A(2)	28,606	642,205
Sinclair Broadcast Group, Inc., Class A	15,384	506,133
		2,020,050
Metals and Mining — 2.8%
AK Steel Holding Corp.(2)	10,308	67,723
Barrick Gold Corp.(1)	41,958	667,552
Kinross Gold Corp. (New York)(2)	41,869	170,407
Nucor Corp.	9,144	529,163
Reliance Steel & Aluminum Co.	6,622	482,148
Steel Dynamics, Inc.	18,449	660,659
Worthington Industries, Inc.	13,189	662,352
		3,240,004
Oil, Gas and Consumable Fuels — 2.8%
Apache Corp.	3,269	156,683
Cabot Oil & Gas Corp.	25,262	633,571

14

	Shares	Value
Devon Energy Corp.	3,283	$104,958
HollyFrontier Corp.	18,807	516,629
Laredo Petroleum, Inc.(2)	47,208	496,628
Southwestern Energy Co.(2)	82,137	499,393
Whiting Petroleum Corp.(2)	105,071	578,941
Williams Cos., Inc. (The)	7,951	240,756
		3,227,559
Paper and Forest Products — 0.5%
Louisiana-Pacific Corp.(2)	23,665	570,563
Personal Products — 0.8%
Avon Products, Inc.(2)	16,429	62,430
Nu Skin Enterprises, Inc., Class A(1)	12,901	810,699
		873,129
Pharmaceuticals — 0.9%
Horizon Pharma plc(2)	26,680	316,692
Jazz Pharmaceuticals plc(2)	1,897	294,983
Pfizer, Inc.	11,118	373,454
		985,129
Professional Services — 1.3%
ManpowerGroup, Inc.	6,316	705,182
On Assignment, Inc.(1)(2)	13,354	723,119
TransUnion(2)	2,894	125,339
		1,553,640
Real Estate Management and Development — 0.7%
Alexander & Baldwin, Inc.	4,110	170,072
Realogy Holdings Corp.(1)	17,971	583,159
		753,231
Road and Rail — 0.7%
Kansas City Southern	2,539	265,706
Union Pacific Corp.	5,288	575,916
		841,622
Semiconductors and Semiconductor Equipment — 3.0%
Advanced Energy Industries, Inc.(2)	1,059	68,507
Analog Devices, Inc.	1,982	154,200
Applied Materials, Inc.(1)	17,041	703,964
Intel Corp.	10,456	352,785
KLA-Tencor Corp.	4,701	430,188
QUALCOMM, Inc.	6,613	365,170
Skyworks Solutions, Inc.	5,635	540,678
Synaptics, Inc.(2)	8,644	446,981
Teradyne, Inc.	7,422	222,883
Texas Instruments, Inc.	2,267	174,400
		3,459,756
Software — 2.7%
ANSYS, Inc.(2)	5,062	615,944
Citrix Systems, Inc.(1)(2)	8,520	678,022
MicroStrategy, Inc., Class A(2)	3,497	670,270
Nuance Communications, Inc.(2)	23,216	404,191
Synopsys, Inc.(2)	1,659	120,991
VMware, Inc., Class A(2)	7,164	626,348
		3,115,766

15

	Shares	Value
Specialty Retail — 3.6%
Aaron's, Inc.(1)	19,383	$753,999
American Eagle Outfitters, Inc.	40,591	489,122
Chico's FAS, Inc.	47,113	443,804
Lowe's Cos., Inc.	6,496	503,635
Michaels Cos., Inc. (The)(2)	29,742	550,822
Office Depot, Inc.	33,024	186,255
Staples, Inc.	65,293	657,501
Williams-Sonoma, Inc.	11,897	577,004
		4,162,142
Textiles, Apparel and Luxury Goods — 0.1%
Deckers Outdoor Corp.(2)	1,165	79,523
Michael Kors Holdings Ltd.(2)	1,611	58,399
		137,922
Thrifts and Mortgage Finance — 1.0%
Essent Group Ltd.(2)	16,293	605,122
Radian Group, Inc.	33,749	551,796
		1,156,918
Trading Companies and Distributors — 1.6%
Applied Industrial Technologies, Inc.	10,006	590,854
HD Supply Holdings, Inc.(2)	15,082	461,962
United Rentals, Inc.(2)	5,613	632,641
Univar, Inc.(2)	5,831	170,265
		1,855,722
Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	21,806	605,116
TOTAL COMMON STOCKS (Cost $99,497,137)		108,583,738
EXCHANGE-TRADED FUNDS — 0.6%
SPDR S&P Bank ETF (Cost $639,042)	14,745	641,702
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $1,301,990), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $1,270,884)		1,270,791
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 8/15/46, valued at $1,925,025), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $1,883,053)		1,883,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,332	17,332
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,171,123)		3,171,123
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 97.5% (Cost $103,307,302)		112,396,563
COMMON STOCKS SOLD SHORT — (95.0)%
Aerospace and Defense — (1.7)%
BWX Technologies, Inc.	(12,118)	(590,753)
KLX, Inc.	(13,150)	(657,500)
TransDigm Group, Inc.	(2,843)	(764,397)
		(2,012,650)
Air Freight and Logistics — (1.5)%
CH Robinson Worldwide, Inc.	(8,443)	(579,865)

16

	Shares	Value
Expeditors International of Washington, Inc.	(7,998)	$(451,727)
United Parcel Service, Inc., Class B	(6,130)	(677,917)
		(1,709,509)
Airlines — (1.6)%
Alaska Air Group, Inc.	(2,631)	(236,159)
American Airlines Group, Inc.	(2,138)	(107,584)
Delta Air Lines, Inc.	(4,859)	(261,123)
Spirit Airlines, Inc.	(12,037)	(621,711)
United Continental Holdings, Inc.	(7,729)	(581,607)
		(1,808,184)
Automobiles — (0.7)%
General Motors Co.	(21,733)	(759,134)
Banks — (2.9)%
Bank of Hawaii Corp.	(6,581)	(546,025)
CVB Financial Corp.	(28,989)	(650,223)
FNB Corp.	(27,699)	(392,218)
Home BancShares, Inc.	(22,284)	(554,872)
MB Financial, Inc.	(1,693)	(74,560)
Old National Bancorp	(8,366)	(144,313)
Trustmark Corp.	(4,008)	(128,897)
UMB Financial Corp.	(10,753)	(804,970)
		(3,296,078)
Beverages — (0.6)%
Brown-Forman Corp., Class B	(14,285)	(694,251)
Biotechnology — (1.0)%
ACADIA Pharmaceuticals, Inc.	(8,273)	(230,734)
Alnylam Pharmaceuticals, Inc.	(3,790)	(302,291)
Neurocrine Biosciences, Inc.	(6,030)	(277,380)
Sage Therapeutics, Inc.	(3,877)	(308,764)
		(1,119,169)
Building Products — (0.6)%
Johnson Controls International plc	(14,981)	(649,576)
Capital Markets — (1.9)%
Brookfield Asset Management, Inc., Class A	(16,811)	(659,159)
CBOE Holdings, Inc.	(939)	(85,825)
FactSet Research Systems, Inc.	(2,296)	(381,549)
Morgan Stanley	(14,371)	(640,372)
Raymond James Financial, Inc.	(4,059)	(325,613)
Stifel Financial Corp.	(1,258)	(57,843)
		(2,150,361)
Chemicals — (3.6)%
Albemarle Corp.	(5,382)	(568,016)
Balchem Corp.	(6,764)	(525,630)
CF Industries Holdings, Inc.	(23,184)	(648,225)
Ecolab, Inc.	(4,294)	(570,028)
Mosaic Co. (The)	(26,036)	(594,402)
NewMarket Corp.	(1,287)	(592,638)
Praxair, Inc.	(3,018)	(400,036)
Westlake Chemical Corp.	(4,474)	(296,224)
		(4,195,199)

17

	Shares	Value
Commercial Services and Supplies — (2.4)%
Cintas Corp.	(4,694)	$(591,632)
Clean Harbors, Inc.	(14,541)	(811,824)
Covanta Holding Corp.	(48,265)	(637,098)
Healthcare Services Group, Inc.	(15,999)	(749,233)
		(2,789,787)
Communications Equipment — (0.9)%
EchoStar Corp., Class A	(13,149)	(798,144)
Lumentum Holdings, Inc.	(2,138)	(121,973)
ViaSat, Inc.	(1,138)	(75,336)
		(995,453)
Construction and Engineering — (1.7)%
Granite Construction, Inc.	(15,409)	(743,330)
KBR, Inc.	(41,108)	(625,664)
Quanta Services, Inc.	(18,963)	(624,262)
		(1,993,256)
Construction Materials — (0.6)%
Martin Marietta Materials, Inc.	(1,948)	(433,586)
Vulcan Materials Co.	(1,937)	(245,379)
		(678,965)
Consumer Finance — (2.1)%
Capital One Financial Corp.	(7,439)	(614,610)
Navient Corp.	(43,220)	(719,613)
Santander Consumer USA Holdings, Inc.	(41,719)	(532,334)
SLM Corp.	(44,113)	(507,300)
		(2,373,857)
Containers and Packaging — (0.7)%
Ball Corp.	(20,368)	(859,733)
Distributors — (0.8)%
Core-Mark Holding Co., Inc.	(20,045)	(662,688)
Pool Corp.	(2,642)	(310,620)
		(973,308)
Diversified Consumer Services — (0.6)%
Service Corp. International	(20,262)	(677,764)
Diversified Telecommunication Services — (0.5)%
Zayo Group Holdings, Inc.	(20,234)	(625,231)
Electric Utilities — (1.5)%
Alliant Energy Corp.	(7,461)	(299,708)
Duke Energy Corp.	(4,874)	(407,418)
IDACORP, Inc.	(5,291)	(451,587)
Southern Co. (The)	(12,820)	(613,821)
		(1,772,534)
Electrical Equipment — (0.4)%
Acuity Brands, Inc.	(2,076)	(422,009)
Electronic Equipment, Instruments and Components — (1.1)%
Avnet, Inc.	(13,859)	(538,838)
SYNNEX Corp.	(5,979)	(717,241)
		(1,256,079)
Energy Equipment and Services — (0.4)%
National Oilwell Varco, Inc.	(13,923)	(458,624)

18

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — (5.4)%
Acadia Realty Trust	(19,488)	$(541,766)
Alexandria Real Estate Equities, Inc.	(4,999)	(602,230)
AvalonBay Communities, Inc.	(1,969)	(378,383)
CyrusOne, Inc.	(10,116)	(563,967)
DCT Industrial Trust, Inc.	(14,109)	(753,985)
Equinix, Inc.	(1,767)	(758,326)
Federal Realty Investment Trust	(1,052)	(132,962)
GEO Group, Inc. (The)	(17,305)	(511,709)
Macerich Co. (The)	(10,242)	(594,650)
Mack-Cali Realty Corp.	(19,423)	(527,140)
Rayonier, Inc.	(23,876)	(686,913)
Regency Centers Corp.	(3,517)	(220,305)
		(6,272,336)
Food and Staples Retailing — (1.5)%
Costco Wholesale Corp.	(3,627)	(580,066)
PriceSmart, Inc.	(7,113)	(623,099)
Sysco Corp.	(10,823)	(544,721)
		(1,747,886)
Food Products — (2.3)%
Hormel Foods Corp.	(16,861)	(575,128)
Kraft Heinz Co. (The)	(7,811)	(668,934)
McCormick & Co., Inc.	(5,900)	(575,309)
Post Holdings, Inc.	(2,192)	(170,209)
TreeHouse Foods, Inc.	(8,533)	(697,061)
		(2,686,641)
Gas Utilities — (0.6)%
Atmos Energy Corp.	(847)	(70,258)
New Jersey Resources Corp.	(16,547)	(656,916)
		(727,174)
Health Care Equipment and Supplies — (5.1)%
Abbott Laboratories	(16,550)	(804,496)
Cantel Medical Corp.	(5,118)	(398,743)
DENTSPLY SIRONA, Inc.	(9,445)	(612,414)
DexCom, Inc.	(7,561)	(553,087)
ICU Medical, Inc.	(3,588)	(618,930)
Insulet Corp.	(16,939)	(869,140)
Nevro Corp.	(7,959)	(592,388)
NuVasive, Inc.	(7,523)	(578,669)
Penumbra, Inc.	(7,144)	(626,886)
Stryker Corp.	(1,852)	(257,021)
		(5,911,774)
Health Care Providers and Services — (3.3)%
Acadia Healthcare Co., Inc.	(4,362)	(215,396)
AmerisourceBergen Corp., Class A	(2,716)	(256,743)
Cardinal Health, Inc.	(8,406)	(654,995)
Envision Healthcare Corp.	(11,131)	(697,580)
LifePoint Health, Inc.	(11,664)	(783,238)
MEDNAX, Inc.	(10,833)	(653,988)
Molina Healthcare, Inc.	(3,033)	(209,823)

19

	Shares	Value
Universal Health Services, Inc., Class B	(2,323)	$(283,592)
		(3,755,355)
Hotels, Restaurants and Leisure — (2.9)%
Chipotle Mexican Grill, Inc., Class A	(1,446)	(601,681)
ILG, Inc.	(20,809)	(572,039)
Jack in the Box, Inc.	(5,036)	(496,046)
McDonald's Corp.	(1,362)	(208,604)
Texas Roadhouse, Inc., Class A	(3,291)	(167,676)
Wendy's Co. (The)	(38,030)	(589,845)
Yum! Brands, Inc.	(9,856)	(726,979)
		(3,362,870)
Household Durables — (2.0)%
Leggett & Platt, Inc.	(11,351)	(596,268)
Newell Brands, Inc.	(13,924)	(746,605)
Toll Brothers, Inc.	(8,710)	(344,132)
TRI Pointe Group, Inc.	(46,503)	(613,375)
		(2,300,380)
Household Products — (0.5)%
Procter & Gamble Co. (The)	(7,081)	(617,109)
Independent Power and Renewable Electricity Producers — (0.8)%
NRG Energy, Inc.	(16,387)	(282,184)
Ormat Technologies, Inc.	(10,765)	(631,690)
		(913,874)
Industrial Conglomerates — (0.5)%
Roper Technologies, Inc.	(2,587)	(598,968)
Insurance — (2.2)%
Assured Guaranty Ltd.	(16,554)	(690,964)
Cincinnati Financial Corp.	(5,656)	(409,777)
Enstar Group Ltd.	(2,058)	(408,822)
Markel Corp.	(118)	(115,152)
Mercury General Corp.	(6,820)	(368,280)
RLI Corp.	(10,704)	(584,652)
		(2,577,647)
Internet and Direct Marketing Retail — (0.4)%
Groupon, Inc., Class A	(124,842)	(479,393)
Internet Software and Services — (1.3)%
Cimpress NV	(7,499)	(708,881)
Zillow Group, Inc.	(15,542)	(761,713)
		(1,470,594)
IT Services — (3.8)%
Alliance Data Systems Corp.	(2,526)	(648,399)
Broadridge Financial Solutions, Inc.	(10,237)	(773,508)
FleetCor Technologies, Inc.	(1,678)	(241,984)
Gartner, Inc.	(5,241)	(647,316)
Genpact Ltd.	(9,552)	(265,832)
MasterCard, Inc., Class A	(4,683)	(568,750)
Visa, Inc., A Shares	(6,173)	(578,904)
WEX, Inc.	(6,206)	(647,100)
		(4,371,793)
Leisure Products — (0.5)%
Mattel, Inc.	(27,877)	(600,192)

20

	Shares	Value
Life Sciences Tools and Services — (0.7)%
Bio-Rad Laboratories, Inc., Class A	(1,205)	$(272,703)
Bio-Techne Corp.	(2,546)	(299,155)
Quintiles IMS Holdings, Inc.	(3,218)	(288,011)
		(859,869)
Machinery — (2.9)%
Flowserve Corp.	(15,227)	(706,990)
John Bean Technologies Corp.	(7,101)	(695,898)
Wabtec Corp.	(7,261)	(664,381)
Welbilt, Inc.	(32,794)	(618,167)
Xylem, Inc.	(12,271)	(680,181)
		(3,365,617)
Marine — (0.6)%
Kirby Corp.	(9,668)	(646,306)
Media — (3.2)%
AMC Entertainment Holdings, Inc., Class A	(23,935)	(544,521)
Cinemark Holdings, Inc.	(12,998)	(504,972)
Live Nation Entertainment, Inc.	(21,754)	(758,127)
Loral Space & Communications, Inc.	(13,837)	(574,928)
News Corp., Class A	(56,323)	(771,625)
Nexstar Media Group, Inc., Class A	(9,726)	(581,615)
		(3,735,788)
Metals and Mining — (1.8)%
Allegheny Technologies, Inc.	(32,798)	(557,894)
Compass Minerals International, Inc.	(1,874)	(122,372)
New Gold, Inc.	(212,784)	(676,653)
Royal Gold, Inc.	(9,434)	(737,456)
		(2,094,375)
Multi-Utilities — (1.1)%
Dominion Energy, Inc.	(8,469)	(648,979)
Sempra Energy	(5,601)	(631,513)
		(1,280,492)
Multiline Retail — (0.5)%
Dollar General Corp.	(7,441)	(536,422)
Oil, Gas and Consumable Fuels — (4.4)%
Cheniere Energy, Inc.	(11,679)	(568,884)
Chevron Corp.	(5,832)	(608,453)
Hess Corp.	(7,574)	(332,271)
Kosmos Energy Ltd.	(107,521)	(689,210)
Oasis Petroleum, Inc.	(54,552)	(439,144)
Parsley Energy, Inc., Class A	(25,178)	(698,689)
PDC Energy, Inc.	(12,235)	(527,451)
RSP Permian, Inc.	(17,523)	(565,467)
SM Energy Co.	(36,963)	(610,998)
		(5,040,567)
Paper and Forest Products — (1.2)%
Domtar Corp.	(17,862)	(686,258)
International Paper Co.	(11,424)	(646,713)
		(1,332,971)
Personal Products — (1.5)%
Coty, Inc., Class A	(36,143)	(678,043)

21

	Shares	Value
Edgewell Personal Care Co.	(4,665)	$(354,633)
Estee Lauder Cos., Inc. (The), Class A	(7,215)	(692,496)
		(1,725,172)
Pharmaceuticals — (1.5)%
Catalent, Inc.	(1,668)	(58,547)
Medicines Co. (The)	(12,880)	(489,569)
Prestige Brands Holdings, Inc.	(11,479)	(606,206)
Zoetis, Inc.	(9,174)	(572,274)
		(1,726,596)
Real Estate Management and Development — (1.7)%
Howard Hughes Corp. (The)	(5,956)	(731,635)
Jones Lang LaSalle, Inc.	(4,414)	(551,750)
Kennedy-Wilson Holdings, Inc.	(34,732)	(661,645)
		(1,945,030)
Road and Rail — (0.8)%
Landstar System, Inc.	(2,085)	(178,476)
Werner Enterprises, Inc.	(24,235)	(711,297)
		(889,773)
Semiconductors and Semiconductor Equipment — (2.0)%
Cavium, Inc.	(11,629)	(722,510)
First Solar, Inc.	(14,377)	(573,355)
MACOM Technology Solutions Holdings, Inc.	(10,012)	(558,369)
NVIDIA Corp.	(2,999)	(433,535)
		(2,287,769)
Software — (1.2)%
ACI Worldwide, Inc.	(8,368)	(187,192)
Guidewire Software, Inc.	(8,665)	(595,372)
Paycom Software, Inc.	(8,901)	(608,918)
		(1,391,482)
Specialty Retail — (3.0)%
Advance Auto Parts, Inc.	(2,405)	(280,399)
Guess?, Inc.	(51,291)	(655,499)
Monro Muffler Brake, Inc.	(12,035)	(502,461)
Murphy USA, Inc.	(7,996)	(592,584)
O'Reilly Automotive, Inc.	(326)	(71,309)
Penske Automotive Group, Inc.	(5,679)	(249,365)
Tiffany & Co.	(6,715)	(630,337)
Tractor Supply Co.	(7,771)	(421,266)
		(3,403,220)
Technology Hardware, Storage and Peripherals — (0.5)%
Diebold Nixdorf, Inc.	(21,578)	(604,184)
Textiles, Apparel and Luxury Goods — (1.7)%
NIKE, Inc., Class B	(11,352)	(669,768)
Under Armour, Inc., Class C	(35,404)	(713,744)
VF Corp.	(9,588)	(552,269)
		(1,935,781)
Thrifts and Mortgage Finance — (0.5)%
TFS Financial Corp.	(39,471)	(610,616)
Trading Companies and Distributors — (0.2)%
Fastenal Co.	(3,955)	(172,161)

22

	Shares	Value
Transportation Infrastructure — (0.5)%
Macquarie Infrastructure Corp.	(7,483)	$(586,667)
Water Utilities — (0.6)%
American Water Works Co., Inc.	(8,562)	(667,408)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $108,232,637)		(109,502,963)
OTHER ASSETS AND LIABILITIES(3) — 97.5%		112,423,674
TOTAL NET ASSETS — 100.0%		$115,317,274

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $24,947,396.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $103,307,302)	$112,396,563
Deposits for securities sold short	112,299,271
Receivable for investments sold	7,185,920
Receivable for capital shares sold	53,569
Dividends and interest receivable	168,229
232,103,552

Liabilities
Securities sold short, at value (proceeds of $108,232,637)	109,502,963
Foreign currency overdraft payable, at value (cost of $1,634)	1,702
Payable for investments purchased	6,967,771
Payable for capital shares redeemed	82,246
Accrued management fees	127,350
Distribution and service fees payable	6,802
Dividend expense payable on securities sold short	97,444
116,786,278

Net Assets	$115,317,274

Net Assets Consist of:
Capital (par value and paid-in surplus)	$115,867,417
Accumulated net investment loss	(752,581)
Accumulated net realized loss	(7,616,429)
Net unrealized appreciation	7,818,867
$115,317,274

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$80,665,552	7,261,185	$11.11
I Class, $0.01 Par Value	$21,131,884	1,862,862	$11.34
Y Class, $0.01 Par Value	$4,944	436	$11.34
A Class, $0.01 Par Value	$4,887,600	451,126	$10.83*
C Class, $0.01 Par Value	$5,206,844	520,783	$10.00
R Class, $0.01 Par Value	$3,415,507	323,686	$10.55
R5 Class, $0.01 Par Value	$4,943	436	$11.34
*Maximum offering price $11.49 (net asset value divided by 0.9425).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,031)	$1,970,655
Interest	237,821
2,208,476

Expenses:
Dividend expense on securities sold short	1,950,543
Management fees	1,690,918
Distribution and service fees:
A Class	23,989
C Class	68,285
R Class	18,714
Directors' fees and expenses	7,863
Other expenses	990
3,761,302

Net investment income (loss)	(1,552,826)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,963,360
Securities sold short transactions	(14,298,242)
Foreign currency transactions	8
(1,334,874)

Change in net unrealized appreciation (depreciation) on:
Investments	6,472,870
Securities sold short	(2,322,369)
Translation of assets and liabilities in foreign currencies	(68)
4,150,433

Net realized and unrealized gain (loss)	2,815,559

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,262,733

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$(1,552,826)	$(1,355,835)
Net realized gain (loss)	(1,334,874)	(3,062,961)
Change in net unrealized appreciation (depreciation)	4,150,433	2,580,216
Net increase (decrease) in net assets resulting from operations	1,262,733	(1,838,580)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,010,183)	29,402,657

Net increase (decrease) in net assets	(5,747,450)	27,564,077

Net Assets
Beginning of period	121,064,724	93,500,647
End of period	$115,317,274	$121,064,724

Accumulated net investment loss	$(752,581)	$(687,915)

See Notes to Financial Statements.

26

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

27

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three

28

years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.0480% to 1.2300%	0.2500% to 0.3100%	1.37%
I Class		0.0500% to 0.1100%	1.17%
Y Class		0.0000% to 0.0600%	1.12%
A Class		0.2500% to 0.3100%	1.37%
C Class		0.2500% to 0.3100%	1.37%
R Class		0.2500% to 0.3100%	1.37%
R5 Class		0.0500% to 0.1100%	1.17%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

29

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $372,472 and $1,930,781, respectively. The effect of interfund transactions on the Statement of Operations was $134,057 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2017 were $417,164,143 and $410,332,385, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class /Shares Authorized	70,000,000		40,000,000
Sold	4,826,916	$53,567,457	7,699,895	$86,785,727
Redeemed	(5,277,842)	(58,739,581)	(5,139,376)	(57,746,120)
	(450,926)	(5,172,124)	2,560,519	29,039,607
I Class /Shares Authorized	30,000,000		30,000,000
Sold	1,014,699	11,491,703	885,383	10,064,206
Redeemed	(411,289)	(4,662,428)	(467,104)	(5,329,278)
	603,410	6,829,275	418,279	4,734,928
Y Class /Shares Authorized	50,000,000		N/A
Sold	436	5,000
A Class /Shares Authorized	20,000,000		20,000,000
Sold	177,059	1,922,141	322,144	3,551,731
Redeemed	(758,245)	(8,267,727)	(953,516)	(10,455,920)
	(581,186)	(6,345,586)	(631,372)	(6,904,189)
C Class /Shares Authorized	20,000,000		20,000,000
Sold	95,380	960,865	316,151	3,245,429
Redeemed	(292,311)	(2,943,009)	(226,832)	(2,325,283)
	(196,931)	(1,982,144)	89,319	920,146
R Class /Shares Authorized	20,000,000		20,000,000
Sold	119,879	1,264,682	248,096	2,653,916
Redeemed	(152,289)	(1,614,286)	(97,099)	(1,041,751)
	(32,410)	(349,604)	150,997	1,612,165
R5 Class /Shares Authorized	50,000,000		N/A
Sold	436	5,000
Net increase (decrease)	(657,171)	$(7,010,183)	2,587,742	$29,402,657

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the Y Class and R5 Class.

30

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$108,583,738	—	—
Exchange-Traded Funds	641,702	—	—
Temporary Cash Investments	17,332	$3,153,791	—
	$109,242,772	$3,153,791	—

Liabilities
Securities Sold Short
Common Stocks	$109,502,963	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the fund during the years ended June 30, 2017 and June 30, 2016.

The reclassifications, which are primarily due to net operating losses, were made to capital $(1,495,241), accumulated net investment loss $1,488,160, and accumulated net realized loss $7,081.

31

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$103,416,952
Gross tax appreciation of investments	$12,205,198
Gross tax depreciation of investments	(3,225,587)
Net tax appreciation (depreciation) of investments	8,979,611
Net tax appreciation (depreciation) on securities sold short	(2,088,448)
Net tax appreciation (depreciation)	$6,891,163
Undistributed ordinary income	—
Accumulated short-term capital losses	$(6,688,725)
Late-year ordinary loss deferral	$(752,581)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on unsettled short positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$11.01	(0.13)	0.23	0.10	$11.11	0.91%	2.92%	1.38%	(1.17)%	344%	$80,666
2016	$11.12	(0.14)	0.03	(0.11)	$11.01	(0.99)%	2.93%	1.40%	(1.25)%	235%	$84,899
2015	$11.24	(0.16)	0.04	(0.12)	$11.12	(1.07)%	2.91%	1.38%	(1.42)%	243%	$57,263
2014	$10.78	(0.17)	0.63	0.46	$11.24	4.27%	2.92%	1.38%	(1.56)%	226%	$50,641
2013	$10.54	(0.11)	0.35	0.24	$10.78	2.28%	3.07%	1.39%	(1.00)%	222%	$17,916
I Class(3)
2017	$11.22	(0.11)	0.23	0.12	$11.34	1.07%	2.72%	1.18%	(0.97)%	344%	$21,132
2016	$11.30	(0.12)	0.04	(0.08)	$11.22	(0.71)%	2.73%	1.20%	(1.05)%	235%	$14,129
2015	$11.41	(0.14)	0.03	(0.11)	$11.30	(0.96)%	2.71%	1.18%	(1.22)%	243%	$9,509
2014	$10.92	(0.15)	0.64	0.49	$11.41	4.49%	2.72%	1.18%	(1.36)%	226%	$16,810
2013	$10.65	(0.08)	0.35	0.27	$10.92	2.54%	2.87%	1.19%	(0.80)%	222%	$4,491
Y Class
2017(4)	$11.47	(0.02)	(0.11)	(0.13)	$11.34	(1.13)%	2.67%(5)	1.13%(5)	(0.64)%(5)	344%(6)	$5
A Class
2017	$10.76	(0.16)	0.23	0.07	$10.83	0.65%	3.17%	1.63%	(1.42)%	344%	$4,888
2016	$10.90	(0.17)	0.03	(0.14)	$10.76	(1.28)%	3.18%	1.65%	(1.50)%	235%	$11,113
2015	$11.04	(0.19)	0.05	(0.14)	$10.90	(1.27)%	3.16%	1.63%	(1.67)%	243%	$18,129
2014	$10.62	(0.20)	0.62	0.42	$11.04	3.95%	3.17%	1.63%	(1.81)%	226%	$31,354
2013	$10.41	(0.13)	0.34	0.21	$10.62	2.02%	3.32%	1.64%	(1.25)%	222%	$17,545

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.01	(0.22)	0.21	(0.01)	$10.00	(0.10)%	3.92%	2.38%	(2.17)%	344%	$5,207
2016	$10.20	(0.23)	0.04	(0.19)	$10.01	(1.86)%	3.93%	2.40%	(2.25)%	235%	$7,182
2015	$10.42	(0.25)	0.03	(0.22)	$10.20	(2.11)%	3.91%	2.38%	(2.42)%	243%	$6,413
2014	$10.10	(0.26)	0.58	0.32	$10.42	3.17%	3.92%	2.38%	(2.56)%	226%	$5,729
2013	$9.97	(0.20)	0.33	0.13	$10.10	1.30%	4.07%	2.39%	(2.00)%	222%	$4,377
R Class
2017	$10.51	(0.18)	0.22	0.04	$10.55	0.38%	3.42%	1.88%	(1.67)%	344%	$3,416
2016	$10.66	(0.19)	0.04	(0.15)	$10.51	(1.41)%	3.43%	1.90%	(1.75)%	235%	$3,742
2015	$10.83	(0.21)	0.04	(0.17)	$10.66	(1.57)%	3.41%	1.88%	(1.92)%	243%	$2,187
2014	$10.45	(0.22)	0.60	0.38	$10.83	3.64%	3.42%	1.88%	(2.06)%	226%	$1,718
2013	$10.26	(0.16)	0.35	0.19	$10.45	1.85%	3.57%	1.89%	(1.50)%	222%	$1,604
R5 Class
2017(4)	$11.47	(0.02)	(0.11)	(0.13)	$11.34	(1.13)%	2.72%(5)	1.18%(5)	(0.69)%(5)	344%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the AC Alternatives® Equity Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AC Alternatives® Equity Market Neutral Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

36

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

40

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

41

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded

42

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92987 1708

Annual Report

June 30, 2017

Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACPVX	16.46%	13.14%	13.02%	10/31/11
S&P 500 Index	—	17.90%	14.62%	14.78%	—
I Class	ACPKX	16.61%	13.34%	13.25%	10/31/11
A Class	ACPQX				10/31/11
No sales charge		16.10%	12.85%	12.74%
With sales charge		9.42%	11.52%	11.57%
C Class	ACPHX	15.22%	11.98%	11.89%	10/31/11
R Class	ACPWX	15.82%	12.56%	12.45%	10/31/11
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $20,017

S&P 500 Index — $21,843

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.89%	1.69%	2.14%	2.89%	2.39%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Steven Rossi joined the fund as a portfolio manager during the period. Effective June 30, 2017, Scott Wittman announced his plans to leave American Century Investments. As a result, he no longer manages this fund as of June 30, 2017.

Performance Summary

Core Equity Plus returned 16.46%* for the fiscal year ended June 30, 2017, compared with the 17.90% return of its benchmark, the S&P 500 Index.

Core Equity Plus rose for the 12-month period but trailed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and value insights were rewarded in the period. Sentiment was slightly additive, while quality insights detracted. Security selection in the energy and information technology sectors detracted, as did stock selection and an overweight in the consumer staples sector. Stock choices in the consumer discretionary sector provided the largest boost to performance, and selection and an underweight in real estate also contributed.

Energy Sector Led Detractors

Holdings in the energy sector were the leading detractor from the fund’s 12-month results, particularly an overweight and stock choices in the energy equipment and services industry. Long positions in offshore contract drillers Diamond Offshore Drilling and Rowan Cos. both weighed on returns, as weakening oil prices and stiff competition among deep-water drillers posed constraints for the companies. We continue to hold the positions as both stocks score well on quality and valuation rankings; Diamond also ranks high on growth.

In the consumer staples sector, stock choices and an overweight allocation also weighed on performance. Fund returns were hampered by an overweight allocation and stock choices in the food products industry, and by an overweight in household products. Stock choices in the information technology sector also detracted. A short position in communications equipment company Echostar Corp was a key detractor. The satellite communications company outperformed on earnings through the period on strong cost-cutting measures.

Consumer Discretionary Stocks Led Contributors

A number of consumer discretionary holdings outperformed, driving strong security selection in the consumer discretionary sector. Stock choices and an underweight allocation in the specialty retail industry boosted returns, led by a long position in electronics retailer Best Buy. Shares of the electronics retailer rose after the company reported unexpected revenue growth and a successful strategy turnaround in its online sales efforts. A short position in Monro Muffler Brake was another key contributor. The auto supplier’s stock declined as auto sales peaked in the period. Stock choices and an overweight position in hotels, restaurants, and leisure also enhanced performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Positioning in the real estate sector bolstered the fund’s relative returns. Stock choices and an underweight allocation in REITs was particularly beneficial. An underweight allocation and stock selection in the utilities sector also contributed to returns, driven by underweight allocations in the electric utilities and multi-utilities industries.

A number of holdings in the industrials sector were key contributors. A long position in airline United Continental was beneficial as global air traffic increased and fuel prices eased. We exited our position in United Continental during the period. Our long position in airplane maker Boeing benefited from an uptick in global air traffic volumes and from renewed interest in defense following the U.S. presidential election. A long position in Timken also rallied in the period, boosting performance. The manufacturer of bearings and related components enjoyed higher earnings over the year due in part to the recovery at Caterpillar, its largest customer.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, health care, information technology, and materials were the fund’s largest overweight positions on a sector basis. In the health care sector, we are identifying many companies in the health care equipment and services and pharmaceuticals, biotechnology, and life sciences industry groups as offering attractive growth. Our relative position in the sector increased from a year ago, with a notable new position in UnitedHealth Group. Within information technology, both the semiconductors and semiconductor equipment and software and services industries scored well in quality and growth factors. Conversely, consumer staples, utilities, and consumer discretionary sectors were the largest underweights in the fund. Our position in consumer staples shifted from an overweight a year ago, as we significantly trimmed positions in Procter & Gamble and PepsiCo. In general, we see very low growth and momentum scores among food, beverage, and tobacco stocks.

Fund Characteristics

JUNE 30, 2017
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.53%
Alphabet, Inc., Class A	3.26%
Amazon.com, Inc.	2.52%
Facebook, Inc., Class A	2.39%
Microsoft Corp.	2.13%
Pfizer, Inc.	1.68%
AT&T, Inc.	1.60%
UnitedHealth Group, Inc.	1.58%
Merck & Co., Inc.	1.54%
Cisco Systems, Inc.	1.46%

Top Five Short Holdings	% of net assets
Waste Connections, Inc.	(0.86)%
EchoStar Corp., Class A	(0.79)%
Royal Gold, Inc.	(0.76)%
Granite Construction, Inc.	(0.75)%
Clean Harbors, Inc.	(0.73)%

Types of Investments in Portfolio	% of net assets
Common Stocks	126.2%
Exchange-Traded Funds	1.0%
Common Stocks Sold Short	(28.5)%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.20	$9.61	1.87%
I Class	$1,000	$1,073.60	$8.59	1.67%
A Class	$1,000	$1,071.20	$10.89	2.12%
C Class	$1,000	$1,067.40	$14.71	2.87%
R Class	$1,000	$1,070.10	$12.16	2.37%
Hypothetical
Investor Class	$1,000	$1,015.52	$9.35	1.87%
I Class	$1,000	$1,016.51	$8.35	1.67%
A Class	$1,000	$1,014.28	$10.59	2.12%
C Class	$1,000	$1,010.56	$14.31	2.87%
R Class	$1,000	$1,013.04	$11.83	2.37%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 126.2%
Aerospace and Defense — 3.2%
Boeing Co. (The)(1)	12,959	$2,562,642
Curtiss-Wright Corp.	3,194	293,145
Moog, Inc., Class A(2)	12,260	879,287
United Technologies Corp.(1)	16,896	2,063,171
		5,798,245
Airlines — 0.8%
Hawaiian Holdings, Inc.(2)	2,551	119,769
JetBlue Airways Corp.(1)(2)	58,484	1,335,190
		1,454,959
Auto Components — 1.0%
Delphi Automotive plc	11,594	1,016,214
Goodyear Tire & Rubber Co. (The)	23,111	807,961
		1,824,175
Automobiles — 0.8%
Ford Motor Co.	134,794	1,508,345
Banks — 4.0%
Bank of America Corp.	27,752	673,264
Cathay General Bancorp	11,571	439,119
Citigroup, Inc.	4,100	274,208
East West Bancorp, Inc.	10,637	623,115
JPMorgan Chase & Co.	11,971	1,094,149
U.S. Bancorp(1)	38,903	2,019,844
Valley National Bancorp	111,032	1,311,288
Wells Fargo & Co.	12,697	703,541
		7,138,528
Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A(2)	9,113	1,204,283
Coca-Cola Co. (The)	2,170	97,324
PepsiCo, Inc.	781	90,198
		1,391,805
Biotechnology — 4.0%
AbbVie, Inc.(1)	19,481	1,412,567
Amgen, Inc.(1)	8,766	1,509,768
Biogen, Inc.(2)	3,386	918,825
Celgene Corp.(2)	9,912	1,287,271
Gilead Sciences, Inc.	17,054	1,207,082
Myriad Genetics, Inc.(2)	18,051	466,438
United Therapeutics Corp.(2)	2,639	342,358
		7,144,309
Building Products — 1.2%
Owens Corning(1)	12,224	818,030
USG Corp.(1)(2)	45,059	1,307,612
		2,125,642
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	8,931	1,481,296

	Shares	Value
Evercore Partners, Inc., Class A	18,195	$1,282,747
Goldman Sachs Group, Inc. (The)(1)	9,262	2,055,238
		4,819,281
Chemicals — 4.9%
Air Products & Chemicals, Inc.	10,731	1,535,177
Cabot Corp.	23,720	1,267,360
Celanese Corp., Series A	1,164	110,510
E.I. du Pont de Nemours & Co.	7,099	572,960
Eastman Chemical Co.	4,007	336,548
FMC Corp.	11,937	871,998
Huntsman Corp.	46,371	1,198,227
Minerals Technologies, Inc.	7,364	539,045
Monsanto Co.	3,672	434,618
Platform Specialty Products Corp.(2)	35,624	451,712
Trinseo SA	11,634	799,256
WR Grace & Co.	8,459	609,132
		8,726,543
Commercial Services and Supplies — 1.0%
MSA Safety, Inc.	8,355	678,175
Waste Management, Inc.	15,003	1,100,470
		1,778,645
Communications Equipment — 1.9%
Ciena Corp.(2)	27,715	693,429
Cisco Systems, Inc.(1)	83,417	2,610,952
F5 Networks, Inc.(2)	962	122,232
		3,426,613
Construction and Engineering — 0.5%
AECOM(2)	5,896	190,618
Chicago Bridge & Iron Co. NV, (New York)	31,136	614,313
		804,931
Construction Materials — 0.4%
Eagle Materials, Inc.	7,853	725,774
Consumer Finance — 1.3%
Credit Acceptance Corp.(2)	3,453	887,905
OneMain Holdings, Inc., Class A(2)	56,375	1,386,261
		2,274,166
Containers and Packaging — 0.1%
Berry Global Group, Inc.(2)	4,530	258,255
Diversified Consumer Services — 0.5%
H&R Block, Inc.	28,851	891,785
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(1)(2)	8,211	1,390,697
Leucadia National Corp.	52,416	1,371,203
		2,761,900
Diversified Telecommunication Services — 1.7%
AT&T, Inc.(1)	76,153	2,873,253
Verizon Communications, Inc.	5,585	249,426
		3,122,679
Electric Utilities — 1.5%
FirstEnergy Corp.	44,440	1,295,870

	Shares	Value
PPL Corp.	38,245	$1,478,552
		2,774,422
Electrical Equipment — 1.4%
Eaton Corp. plc	17,515	1,363,192
Generac Holdings, Inc.(2)	3,198	115,544
Regal Beloit Corp.	12,481	1,017,826
		2,496,562
Electronic Equipment, Instruments and Components — 0.2%
Belden, Inc.	3,204	241,678
TE Connectivity Ltd.	1,148	90,324
		332,002
Energy Equipment and Services — 3.6%
Baker Hughes, Inc.	24,028	1,309,766
Diamond Offshore Drilling, Inc.(2)	27,363	296,341
Dril-Quip, Inc.(1)(2)	23,751	1,159,049
Helmerich & Payne, Inc.	15,015	815,915
Rowan Cos. plc(2)	70,210	718,950
Schlumberger Ltd.(1)	31,047	2,044,135
TechnipFMC plc(2)	3,883	105,618
		6,449,774
Equity Real Estate Investment Trusts (REITs) — 4.9%
Care Capital Properties, Inc.	46,354	1,237,652
DuPont Fabros Technology, Inc.	13,211	807,985
Gaming and Leisure Properties, Inc.	35,814	1,349,113
Host Hotels & Resorts, Inc.	30,942	565,310
LaSalle Hotel Properties	28,944	862,531
Potlatch Corp.	28,435	1,299,480
Ryman Hospitality Properties, Inc.	8,458	541,397
Select Income REIT	8,182	196,613
Sunstone Hotel Investors, Inc.	38,266	616,848
WP Carey, Inc.(1)	19,146	1,263,827
		8,740,756
Food and Staples Retailing — 3.4%
CVS Health Corp.(1)	25,100	2,019,546
Wal-Mart Stores, Inc.(1)	29,642	2,243,307
Walgreens Boots Alliance, Inc.	23,782	1,862,368
		6,125,221
Food Products — 1.4%
Campbell Soup Co.	22,545	1,175,722
Dean Foods Co.	9,642	163,914
Tyson Foods, Inc., Class A(1)	17,358	1,087,131
		2,426,767
Gas Utilities — 0.7%
National Fuel Gas Co.	22,663	1,265,502
Health Care Equipment and Supplies — 5.8%
Becton Dickinson and Co.	8,744	1,706,042
CR Bard, Inc.(1)	5,681	1,795,821
Danaher Corp.	1,569	132,408
Halyard Health, Inc.(2)	5,219	205,002
Hologic, Inc.(1)(2)	31,262	1,418,670
LivaNova plc(2)	19,314	1,182,210

	Shares	Value
Masimo Corp.(2)	7,382	$673,091
Medtronic plc	26,438	2,346,372
Zimmer Biomet Holdings, Inc.	7,240	929,616
		10,389,232
Health Care Providers and Services — 3.9%
Anthem, Inc.	9,327	1,754,689
Cigna Corp.	10,008	1,675,239
Humana, Inc.	3,045	732,688
UnitedHealth Group, Inc.(1)	15,255	2,828,582
		6,991,198
Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.(2)	44,801	571,661
Medidata Solutions, Inc.(2)	10,096	789,507
		1,361,168
Hotels, Restaurants and Leisure — 3.5%
Carnival Corp.(1)	25,289	1,658,200
Cheesecake Factory, Inc. (The)	5,826	293,048
Churchill Downs, Inc.(1)	8,007	1,467,683
Darden Restaurants, Inc.(1)	18,524	1,675,310
Royal Caribbean Cruises Ltd.	11,027	1,204,479
		6,298,720
Household Products — 1.4%
Kimberly-Clark Corp.	6,063	782,794
Procter & Gamble Co. (The)	6,701	583,992
Spectrum Brands Holdings, Inc.(1)	9,671	1,209,262
		2,576,048
Industrial Conglomerates — 2.0%
3M Co.	907	188,828
Carlisle Cos., Inc.(1)	13,711	1,308,030
General Electric Co.	26,802	723,922
Honeywell International, Inc.	9,606	1,280,384
		3,501,164
Insurance — 1.5%
CNO Financial Group, Inc.	31,392	655,465
Everest Re Group Ltd.	5,461	1,390,316
Old Republic International Corp.	28,696	560,433
Progressive Corp. (The)	2,044	90,120
		2,696,334
Internet and Direct Marketing Retail — 2.5%
Amazon.com, Inc.(1)(2)	4,672	4,522,496
Internet Software and Services — 5.7%
Alphabet, Inc., Class A(1)(2)	6,290	5,847,687
Facebook, Inc., Class A(1)(2)	28,357	4,281,340
VeriSign, Inc.(2)	1,403	130,423
		10,259,450
IT Services — 2.5%
Automatic Data Processing, Inc.	3,958	405,537
Fidelity National Information Services, Inc.	2,284	195,053
First Data Corp., Class A(2)	8,365	152,243
International Business Machines Corp.(1)	15,551	2,392,210
PayPal Holdings, Inc.(2)	7,131	382,721

	Shares	Value
Teradata Corp.(2)	30,563	$901,303
		4,429,067
Leisure Products — 0.8%
Brunswick Corp.	22,627	1,419,392
Life Sciences Tools and Services — 1.7%
Thermo Fisher Scientific, Inc.	8,706	1,518,936
Waters Corp.(1)(2)	8,602	1,581,392
		3,100,328
Machinery — 5.0%
Barnes Group, Inc.	14,102	825,390
Cummins, Inc.	9,583	1,554,554
Fortive Corp.	2,511	159,072
Hillenbrand, Inc.	10,474	378,111
Oshkosh Corp.	19,906	1,371,125
Parker-Hannifin Corp.	5,288	845,128
Stanley Black & Decker, Inc.	6,645	935,151
Timken Co. (The)(1)	30,740	1,421,725
Toro Co. (The)	7,572	524,664
WABCO Holdings, Inc.(2)	4,944	630,410
Woodward, Inc.	3,508	237,071
		8,882,401
Media — 2.0%
Comcast Corp., Class A	4,652	181,056
DISH Network Corp., Class A(2)	21,212	1,331,265
MSG Networks, Inc., Class A(2)	61,801	1,387,432
Omnicom Group, Inc.	1,404	116,392
Time Warner, Inc.	6,504	653,067
		3,669,212
Metals and Mining — 3.0%
Barrick Gold Corp.	84,403	1,342,852
Nucor Corp.(1)	25,221	1,459,539
Reliance Steel & Aluminum Co.	9,916	721,984
Steel Dynamics, Inc.(1)	35,686	1,277,916
Worthington Industries, Inc.	11,354	570,198
		5,372,489
Oil, Gas and Consumable Fuels — 4.5%
Apache Corp.	28,294	1,356,131
Cabot Oil & Gas Corp.	31,389	787,236
Chevron Corp.	3,287	342,933
Devon Energy Corp.	4,428	141,563
Exxon Mobil Corp.(1)	29,435	2,376,288
HollyFrontier Corp.	32,777	900,384
Kinder Morgan, Inc.	32,734	627,183
ONEOK, Inc.	6,117	319,063
Williams Cos., Inc. (The)	41,546	1,258,013
		8,108,794
Personal Products — 0.8%
Nu Skin Enterprises, Inc., Class A(1)	23,160	1,455,374
Pharmaceuticals — 5.2%
Allergan plc(1)	4,460	1,084,181
Jazz Pharmaceuticals plc(2)	2,460	382,530

	Shares	Value
Johnson & Johnson(1)	15,193	$2,009,882
Merck & Co., Inc.(1)	43,104	2,762,535
Pfizer, Inc.(1)	89,774	3,015,509
		9,254,637
Professional Services — 0.8%
ManpowerGroup, Inc.	12,770	1,425,771
Real Estate Management and Development — 0.8%
Realogy Holdings Corp.	41,894	1,359,460
Road and Rail — 1.1%
Union Pacific Corp.(1)	18,619	2,027,795
Semiconductors and Semiconductor Equipment — 6.1%
Analog Devices, Inc.	8,588	668,146
Applied Materials, Inc.	40,577	1,676,236
Broadcom Ltd.	2,007	467,731
Intel Corp.(1)	75,727	2,555,029
KLA-Tencor Corp.	3,985	364,667
Lam Research Corp.	10,888	1,539,890
QUALCOMM, Inc.(1)	31,625	1,746,333
Texas Instruments, Inc.(1)	24,200	1,861,706
		10,879,738
Software — 7.0%
Activision Blizzard, Inc.	20,540	1,182,488
Adobe Systems, Inc.(2)	8,267	1,169,284
Cadence Design Systems, Inc.(2)	36,565	1,224,562
Citrix Systems, Inc.(2)	6,527	519,419
Intuit, Inc.	4,702	624,473
Microsoft Corp.(1)	55,350	3,815,275
MicroStrategy, Inc., Class A(2)	1,929	369,731
Oracle Corp. (New York)	18,245	914,804
Synopsys, Inc.(1)(2)	21,777	1,588,197
VMware, Inc., Class A(2)	13,353	1,167,453
		12,575,686
Specialty Retail — 2.5%
Aaron's, Inc.	8,468	329,405
Best Buy Co., Inc.	28,712	1,646,059
Chico's FAS, Inc.	22,573	212,638
Lowe's Cos., Inc.	15,021	1,164,578
Williams-Sonoma, Inc.	23,779	1,153,282
		4,505,962
Technology Hardware, Storage and Peripherals — 4.3%
Apple, Inc.(1)	43,919	6,325,214
Western Digital Corp.	4,195	371,677
Xerox Corp.	34,364	987,278
		7,684,169
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(2)	42,595	1,581,978

	Shares	Value
Trading Companies and Distributors — 0.7%
HD Supply Holdings, Inc.(2)	8,454	$258,946
United Rentals, Inc.(2)	9,613	1,083,481
		1,342,427
TOTAL COMMON STOCKS (Cost $189,911,058)		226,258,076
EXCHANGE-TRADED FUNDS — 1.0%
SPDR S&P Bank ETF (Cost $1,779,360)	40,851	1,777,835
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $979,212), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $955,818)		955,748
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 8/15/46, valued at $1,447,118), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $1,416,040)		1,416,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,219	13,219
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,384,967)		2,384,967
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.5% (Cost $194,075,385)		230,420,878
COMMON STOCKS SOLD SHORT — (28.5)%
Aerospace and Defense — (0.5)%
TransDigm Group, Inc.	(3,130)	(841,563)
Airlines — (0.6)%
Spirit Airlines, Inc.	(22,341)	(1,153,913)
Biotechnology — (0.7)%
Alnylam Pharmaceuticals, Inc.	(5,588)	(445,699)
Bluebird Bio, Inc.	(3,921)	(411,901)
Sage Therapeutics, Inc.	(5,265)	(419,305)
		(1,276,905)
Chemicals — (1.6)%
CF Industries Holdings, Inc.	(44,563)	(1,245,982)
Mosaic Co. (The)	(19,540)	(446,098)
Potash Corp. of Saskatchewan, Inc.	(69,013)	(1,124,912)
		(2,816,992)
Commercial Services and Supplies — (2.2)%
Clean Harbors, Inc.	(23,468)	(1,310,218)
Covanta Holding Corp.	(88,003)	(1,161,640)
Waste Connections, Inc.	(23,808)	(1,533,711)
		(4,005,569)
Communications Equipment — (0.8)%
EchoStar Corp., Class A	(23,312)	(1,415,038)
Construction and Engineering — (1.3)%
Granite Construction, Inc.	(27,762)	(1,339,239)
KBR, Inc.	(60,728)	(924,280)
		(2,263,519)
Consumer Finance — (0.1)%
SLM Corp.	(10,924)	(125,626)
Containers and Packaging — (0.7)%
Ball Corp.	(30,758)	(1,298,295)

	Shares	Value
Distributors — (0.7)%
Core-Mark Holding Co., Inc.	(30,534)	$(1,009,454)
Pool Corp.	(2,213)	(260,182)
		(1,269,636)
Diversified Telecommunication Services — (0.7)%
Zayo Group Holdings, Inc.	(38,649)	(1,194,254)
Electronic Equipment, Instruments and Components — (0.6)%
SYNNEX Corp.	(8,654)	(1,038,134)
Energy Equipment and Services — (0.4)%
Superior Energy Services, Inc.	(69,362)	(723,446)
Food and Staples Retailing — (0.4)%
PriceSmart, Inc.	(7,402)	(648,415)
Food Products — (0.1)%
TreeHouse Foods, Inc.	(1,376)	(112,405)
Gas Utilities — (0.3)%
New Jersey Resources Corp.	(12,828)	(509,272)
Health Care Equipment and Supplies — (1.2)%
DexCom, Inc.	(2,706)	(197,944)
ICU Medical, Inc.	(4,438)	(765,555)
Insulet Corp.	(16,919)	(868,114)
Nevro Corp.	(1,592)	(118,492)
Penumbra, Inc.	(2,173)	(190,681)
		(2,140,786)
Health Care Providers and Services — (1.1)%
Envision Healthcare Corp.	(19,946)	(1,250,016)
LifePoint Health, Inc.	(5,702)	(382,889)
MEDNAX, Inc.	(7,085)	(427,722)
		(2,060,627)
Hotels, Restaurants and Leisure†
Chipotle Mexican Grill, Inc., Class A	(193)	(80,307)
Independent Power and Renewable Electricity Producers — (0.6)%
Dynegy, Inc.	(78,632)	(650,287)
Ormat Technologies, Inc.	(6,711)	(393,801)
		(1,044,088)
Insurance — (0.1)%
RLI Corp.	(2,587)	(141,302)
Internet and Direct Marketing Retail — (0.1)%
Groupon, Inc., Class A	(42,516)	(163,261)
IT Services — (1.0)%
Broadridge Financial Solutions, Inc.	(11,856)	(895,839)
Gartner, Inc.	(7,142)	(882,109)
		(1,777,948)
Leisure Products — (0.2)%
Mattel, Inc.	(12,899)	(277,716)
Life Sciences Tools and Services — (0.2)%
Quintiles IMS Holdings, Inc.	(5,017)	(449,022)
Machinery — (1.0)%
Flowserve Corp.	(15,939)	(740,048)
John Bean Technologies Corp.	(8,297)	(813,106)
Welbilt, Inc.	(16,401)	(309,159)
		(1,862,313)

	Shares	Value
Marine — (0.3)%
Kirby Corp.	(7,868)	$(525,976)
Media — (1.0)%
AMC Entertainment Holdings, Inc., Class A	(23,547)	(535,694)
Loral Space & Communications, Inc.	(16,839)	(699,660)
News Corp., Class A	(36,851)	(504,859)
Nexstar Media Group, Inc., Class A	(2,147)	(128,391)
		(1,868,604)
Metals and Mining — (1.5)%
Compass Minerals International, Inc.	(1,875)	(122,437)
New Gold, Inc.	(390,573)	(1,242,022)
Royal Gold, Inc.	(17,487)	(1,366,959)
		(2,731,418)
Oil, Gas and Consumable Fuels — (2.0)%
Cheniere Energy, Inc.	(18,281)	(890,467)
Kosmos Energy Ltd.	(178,670)	(1,145,275)
Oasis Petroleum, Inc.	(46,769)	(376,490)
PDC Energy, Inc.	(2,515)	(108,422)
SM Energy Co.	(63,394)	(1,047,903)
		(3,568,557)
Personal Products — (0.7)%
Coty, Inc., Class A	(63,264)	(1,186,833)
Pharmaceuticals — (1.4)%
Catalent, Inc.	(23,189)	(813,934)
Medicines Co. (The)	(23,078)	(877,195)
Prestige Brands Holdings, Inc.	(16,245)	(857,898)
		(2,549,027)
Real Estate Management and Development — (1.3)%
Howard Hughes Corp. (The)	(10,069)	(1,236,876)
Kennedy-Wilson Holdings, Inc.	(56,965)	(1,085,183)
		(2,322,059)
Road and Rail — (0.4)%
Werner Enterprises, Inc.	(26,627)	(781,502)
Semiconductors and Semiconductor Equipment — (0.7)%
Cavium, Inc.	(19,271)	(1,197,307)
Specialty Retail — (1.3)%
Guess?, Inc.	(85,958)	(1,098,543)
Monro Muffler Brake, Inc.	(20,053)	(837,213)
Murphy USA, Inc.	(5,714)	(423,465)
		(2,359,221)
Technology Hardware, Storage and Peripherals — (0.7)%
Diebold Nixdorf, Inc.	(46,619)	(1,305,332)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $50,911,110)		(51,086,188)
OTHER ASSETS AND LIABILITIES†		(74,367)
TOTAL NET ASSETS — 100.0%		$179,260,323

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $63,502,077.

(2)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $194,075,385)	$230,420,878
Receivable for capital shares sold	2,662
Dividends and interest receivable	208,998
230,632,538

Liabilities
Securities sold short, at value (proceeds of $50,911,110)	51,086,188
Payable for capital shares redeemed	484
Accrued management fees	189,812
Distribution and service fees payable	496
Dividend expense payable on securities sold short	59,129
Fees and charges payable on borrowings for securities sold short	36,106
51,372,215

Net Assets	$179,260,323

Net Assets Consist of:
Capital (par value and paid-in surplus)	$137,206,732
Undistributed net realized gain	5,883,176
Net unrealized appreciation	36,170,415
$179,260,323

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$177,112,210	12,403,916	$14.28
I Class, $0.01 Par Value	$1,006,177	70,506	$14.27
A Class, $0.01 Par Value	$606,026	42,494	$14.26*
C Class, $0.01 Par Value	$371,370	26,657	$13.93
R Class, $0.01 Par Value	$164,540	11,587	$14.20
*Maximum offering price $15.13 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,303)	$4,164,956
Interest	6,201
4,171,157

Expenses:
Dividend expense on securities sold short	719,000
Fees and charges on borrowings for securities sold short	440,202
Management fees	2,217,727
Distribution and service fees:
A Class	2,131
C Class	3,335
R Class	506
Directors' fees and expenses	10,716
Other expenses	1,181
3,394,798

Net investment income (loss)	776,359

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,772,539
Securities sold short transactions	(5,034,311)
12,738,228

Change in net unrealized appreciation (depreciation) on:
Investments	14,457,074
Securities sold short	(1,840,998)
12,616,076

Net realized and unrealized gain (loss)	25,354,304

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,130,663

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$776,359	$1,311,323
Net realized gain (loss)	12,738,228	(6,351,029)
Change in net unrealized appreciation (depreciation)	12,616,076	1,676,568
Net increase (decrease) in net assets resulting from operations	26,130,663	(3,363,138)

Distributions to Shareholders
From net investment income:
Investor Class	(690,746)	(1,287,596)
I Class	(6,114)	(16,067)
A Class	(844)	(5,852)
C Class	—	(1,059)
R Class	—	(302)
From net realized gains:
Investor Class	—	(13,258,512)
I Class	—	(129,583)
A Class	—	(64,406)
C Class	—	(44,210)
R Class	—	(1,535)
Decrease in net assets from distributions	(697,704)	(14,809,122)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,976,731)	13,089,322

Net increase (decrease) in net assets	17,456,228	(5,082,938)

Net Assets
Beginning of period	161,804,095	166,887,033
End of period	$179,260,323	$161,804,095

See Notes to Financial Statements.

Statement of Cash Flows

YEAR ENDED JUNE 30, 2017
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$26,130,663
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(181,673,879)
Proceeds from investments sold	192,749,860
Purchases to cover securities sold short	(62,628,436)
Proceeds from securities sold short	60,004,166
(Increase) decrease in short-term investments	(602,624)
(Increase) decrease in deposits for securities sold short	19,630
(Increase) decrease in dividends and interest receivable	(6,737)
Increase (decrease) in accrued management fees	19,328
Increase (decrease) in distribution and service fees payable	35
Increase (decrease) in dividend expense payable on securities sold short	24,014
Increase (decrease) in fees and charges payable on borrowings for securities sold short	2,115
Increase (decrease) in accrued other expenses	(1,183)
Change in net unrealized (appreciation) depreciation on investments	(14,457,074)
Net realized (gain) loss on investment transactions	(17,772,539)
Change in net unrealized (appreciation) depreciation on securities sold short	1,840,998
Net realized (gain) loss on securities sold short transactions	5,034,311
Net cash from (used in) operating activities	8,682,648

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	5,330,454
Payments for shares redeemed	(14,011,744)
Distributions paid, net of reinvestments	(1,358)
Net cash from (used in) financing activities	(8,682,648)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $696,346.

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 93% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.9680% to 1.1500%	0.2500% to 0.3100%	1.29%
I Class		0.0500% to 0.1100%	1.09%
A Class		0.2500% to 0.3100%	1.29%
C Class		0.2500% to 0.3100%	1.29%
R Class		0.2500% to 0.3100%	1.29%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,214,816 and $2,368,634, respectively. The effect of interfund transactions on the Statement of Operations was $300,498 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2017 were $244,302,315 and $252,332,412, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	110,000,000		100,000,000
Sold	323,498	$4,471,042	432,523	$5,333,145
Issued in reinvestment of distributions	48,175	689,388	1,175,741	14,493,629
Redeemed	(895,004)	(12,281,314)	(486,853)	(6,311,730)
	(523,331)	(7,120,884)	1,121,411	13,515,044
I Class /Shares Authorized	25,000,000		25,000,000
Sold	42,677	545,597	50,649	663,297
Issued in reinvestment of distributions	427	6,114	11,796	145,650
Redeemed	(84,833)	(1,102,075)	(84,009)	(1,105,435)
	(41,729)	(550,364)	(21,564)	(296,488)
A Class/Shares Authorized	15,000,000		15,000,000
Sold	10,839	145,098	25,629	319,890
Issued in reinvestment of distributions	59	844	5,706	70,258
Redeemed	(40,166)	(560,991)	(17,458)	(216,881)
	(29,268)	(415,049)	13,877	173,267
C Class/Shares Authorized	15,000,000		15,000,000
Sold	5,121	69,023	9,466	126,047
Issued in reinvestment of distributions	—	—	3,734	45,269
Redeemed	(4,085)	(54,338)	(41,357)	(521,268)
	1,036	14,685	(28,157)	(349,952)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	7,505	101,733	3,980	48,203
Issued in reinvestment of distributions	—	—	150	1,837
Redeemed	(528)	(6,852)	(203)	(2,589)
	6,977	94,881	3,927	47,451
Net increase (decrease)	(586,315)	$(7,976,731)	1,089,494	$13,089,322

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$226,258,076	—	—
Exchange-Traded Funds	1,777,835	—	—
Temporary Cash Investments	13,219	$2,371,748	—
	$228,049,130	$2,371,748	—

Liabilities
Securities Sold Short
Common Stocks	$51,086,188	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$681,393	$1,310,764
Long-term capital gains	$16,311	$13,498,358

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$194,125,472
Gross tax appreciation of investments	$40,817,970
Gross tax depreciation of investments	(4,522,564)
Net tax appreciation (depreciation) of investments	36,295,406
Net tax appreciation (depreciation) on securities sold short	(175,078)
Net tax appreciation (depreciation)	$36,120,328
Undistributed ordinary income	—
Accumulated long-term gains	$5,933,263

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.31	0.06	1.97	2.03	(0.06)	—	(0.06)	$14.28	16.46%	1.97%	1.30%	0.45%	111%	$177,112
2016	$13.85	0.10	(0.40)	(0.30)	(0.10)	(1.14)	(1.24)	$12.31	(2.13)%	1.89%	1.30%	0.82%	107%	$159,174
2015	$15.12	0.12	0.59	0.71	(0.11)	(1.87)	(1.98)	$13.85	4.84%	1.73%	1.30%	0.82%	106%	$163,487
2014	$12.84	0.10	3.25	3.35	(0.11)	(0.96)	(1.07)	$15.12	26.86%	1.77%	1.30%	0.69%	104%	$148,620
2013	$10.79	0.14	2.23	2.37	(0.14)	(0.18)	(0.32)	$12.84	22.33%	1.87%	1.30%	1.15%	107%	$114,444
I Class(3)
2017	$12.31	0.09	1.95	2.04	(0.08)	—	(0.08)	$14.27	16.61%	1.77%	1.10%	0.65%	111%	$1,006
2016	$13.85	0.13	(0.39)	(0.26)	(0.14)	(1.14)	(1.28)	$12.31	(1.91)%	1.69%	1.10%	1.02%	107%	$1,381
2015	$15.13	0.15	0.57	0.72	(0.13)	(1.87)	(2.00)	$13.85	5.04%	1.53%	1.10%	1.02%	106%	$1,854
2014	$12.84	0.13	3.26	3.39	(0.14)	(0.96)	(1.10)	$15.13	27.19%	1.57%	1.10%	0.89%	104%	$5,993
2013	$10.80	0.15	2.25	2.40	(0.18)	(0.18)	(0.36)	$12.84	22.45%	1.67%	1.10%	1.35%	107%	$4,427
A Class
2017	$12.30	0.03	1.95	1.98	(0.02)	—	(0.02)	$14.26	16.10%	2.22%	1.55%	0.20%	111%	$606
2016	$13.84	0.07	(0.39)	(0.32)	(0.08)	(1.14)	(1.22)	$12.30	(2.35)%	2.14%	1.55%	0.57%	107%	$882
2015	$15.12	0.08	0.58	0.66	(0.07)	(1.87)	(1.94)	$13.84	4.59%	1.98%	1.55%	0.57%	106%	$801
2014	$12.84	0.06	3.25	3.31	(0.07)	(0.96)	(1.03)	$15.12	26.55%	2.02%	1.55%	0.44%	104%	$753
2013	$10.78	0.10	2.24	2.34	(0.10)	(0.18)	(0.28)	$12.84	22.01%	2.12%	1.55%	0.90%	107%	$515

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.09	(0.07)	1.91	1.84	—	—	—	$13.93	15.22%	2.97%	2.30%	(0.55)%	111%	$371
2016	$13.69	(0.02)	(0.40)	(0.42)	(0.04)	(1.14)	(1.18)	$12.09	(3.09)%	2.89%	2.30%	(0.18)%	107%	$310
2015	$15.01	(0.03)	0.58	0.55	—	(1.87)	(1.87)	$13.69	3.77%	2.73%	2.30%	(0.18)%	106%	$736
2014	$12.78	(0.05)	3.24	3.19	—	(0.96)	(0.96)	$15.01	25.66%	2.77%	2.30%	(0.31)%	104%	$768
2013	$10.73	0.01	2.22	2.23	—	(0.18)	(0.18)	$12.78	20.99%	2.87%	2.30%	0.15%	107%	$449
R Class
2017	$12.26	—(4)	1.94	1.94	—	—	—	$14.20	15.82%	2.47%	1.80%	(0.05)%	111%	$165
2016	$13.83	0.03	(0.39)	(0.36)	(0.07)	(1.14)	(1.21)	$12.26	(2.62)%	2.39%	1.80%	0.32%	107%	$57
2015	$15.11	0.04	0.59	0.63	(0.04)	(1.87)	(1.91)	$13.83	4.28%	2.23%	1.80%	0.32%	106%	$9
2014	$12.83	0.03	3.25	3.28	(0.04)	(0.96)	(1.00)	$15.11	26.27%	2.27%	1.80%	0.19%	104%	$176
2013	$10.76	0.08	2.23	2.31	(0.06)	(0.18)	(0.24)	$12.83	21.70%	2.37%	1.80%	0.65%	107%	$137

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

36

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

37

the five-year period reviewed by the Board and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee

38

to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $681,393, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,311, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92994 1708

Annual Report

June 30, 2017

Disciplined Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	20.88%	13.71%	8.10%	—	9/30/05
Russell 1000 Growth Index	—	20.42%	15.29%	8.90%	—	—
I Class	ADCIX	21.18%	13.95%	8.33%	—	9/30/05
Y Class	ADCYX	—	—	—	3.07%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		20.61%	13.43%	7.84%	—
With sales charge		13.65%	12.11%	7.21%	—
C Class	ADCCX	19.73%	12.59%	—	6.74%	9/28/07
R Class	ADRRX	20.33%	13.15%	7.57%	—	9/30/05
R5 Class	ADGGX	—	—	—	3.06%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $21,813

Russell 1000 Growth Index — $23,474

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.03%	0.83%	0.78%	1.28%	2.03%	1.53%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Yulin Long

In May 2017, Lynette Pang left the fund's management team.

Performance Summary

Disciplined Growth returned 20.88%* for the fiscal year ended June 30, 2017, compared with the 20.42% return of its benchmark, the Russell 1000 Growth Index.

Disciplined Growth performed well in absolute terms and outperformed its benchmark, the Russell 1000 Growth Index. Security selection in the consumer discretionary, real estate, and health care sectors contributed to relative performance, which was also supported by an underweight to the weak real estate sector. Conversely, positioning in the financials and telecommunication services sectors detracted from relative results.

Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth and value factors, with sentiment and quality insights adding marginal value.

Consumer Discretionary and Real Estate Aided Returns

Stock choices in the consumer discretionary sector, especially those in the specialty retail area, helped the fund outperform its benchmark. This included not owning several struggling retailers while being overweight or having exposure to other, successful companies. Positioning in the textiles, apparel, and luxury goods and auto components industries also aided relative performance.

Real estate was another source of strength relative to the benchmark, as real estate investment trusts (REITs) performed poorly amid sharply higher yields on longer-term Treasury bonds. Higher bond yields reduce the relative appeal of REITs and increase mortgage rates. As a result, REITs had negative returns over the 12-month period, so our stock selection and resulting underweight position benefited relative performance. Not owning Simon Property Group was particularly helpful. The REIT giant’s stock price slid steadily throughout a difficult year.

In health care, strong stock selection was the key to outperformance, particularly in the pharmaceutical industry, where an underweight to Bristol-Myers Squibb added to relative results. The pharma giant ran into problems with its major cancer-treatment drug, Opdivo, last summer, taking its toll on the firm’s earnings. Within the health care sector, the fund also gained from stock selection in the health care providers & services industry.

Also contributing to relative returns was an overweight to semiconductor equipment maker Applied Materials, which gained substantially through the period, benefiting from strong industry trends and a healthy market position in growing product niches.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials and Telecoms Hurt Relative Results

While the fund performed well overall, several sectors detracted modestly from relative performance. Stock selection and an underweight to the strong financials sector weighed on results, led by positioning among capital market firms, one of the top-performing industries in the sector.

Conversely, stock selection and an overweight to the struggling telecommunication services sector also hurt returns. The diversified telecommunications services sector was the key detractor, specifically a stake in Verizon Communications, which was hurt by stiff competition, disappointing service revenue, and squeezed profits.

Three notable individual stocks that detracted from earnings were health care technology firm Cerner Corp, an underweight to fast-food giant McDonald’s, and on overweight to personal care products maker Kimberly-Clark. Cerner had a rocky year, with its stock price first falling steadily before rebounding roughly halfway through the period. Unfortunately, our timing in owning shares was less than ideal and the stock detracted from portfolio performance. The fund no longer held shares in Cerner at period end. McDonald’s had strong results, but scored very low on growth and sentiment factors, and was also below par on quality and value. Its growth and sentiment scores dropped sharply during the period and we sold most of our position. Kimberly-Clark appears to have turned things around after a poor second half of 2016. The fund sold the stock, which fell sharply in sentiment though it improved in terms of quality and valuation insights.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period end, the portfolio’s largest overweight positions relative to the benchmark were in health care and information technology (IT). In the health care sector, we favored a number of health care providers and services stocks benefiting from robust profit growth and anticipation of a less restrictive regulatory framework. The largest overweight in the sector was to health care equipment and services companies. The semiconductors and semiconductor equipment industry within IT had high scores in quality, growth, and momentum. Conversely, the fund’s largest sector underweights were to consumer staples, real estate, industrials, and financials. Of the fund’s biggest period-end underweights, the consumer staples also had the greatest shift downward in exposure during the period, partly due to weak growth and momentum scores among food, beverage, and tobacco stocks. Real estate was another significant underweight, especially in equity REITs. The underweight position reflects generally unattractive readings on our growth and quality measures for many stocks in this space.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	6.5%
Alphabet, Inc., Class A	5.6%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.6%
Facebook, Inc., Class A	3.6%
UnitedHealth Group, Inc.	2.4%
Boeing Co. (The)	1.9%
Home Depot, Inc. (The)	1.8%
Celgene Corp.	1.8%
Adobe Systems, Inc.	1.6%

Top Five Industries	% of net assets
Software	10.1%
Internet Software and Services	9.3%
Technology Hardware, Storage and Peripherals	7.0%
Semiconductors and Semiconductor Equipment	5.8%
Internet and Direct Marketing Retail	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,119.70	$5.36	1.02%
I Class	$1,000	$1,120.90	$4.31	0.82%
Y Class	$1,000	$1,030.70(2)	$1.76(3)	0.77%
A Class	$1,000	$1,118.60	$6.67	1.27%
C Class	$1,000	$1,114.60	$10.59	2.02%
R Class	$1,000	$1,117.30	$7.98	1.52%
R5 Class	$1,000	$1,030.60(2)	$1.87(3)	0.82%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
I Class	$1,000	$1,020.73	$4.11	0.82%
Y Class	$1,000	$1,020.98(4)	$3.86(4)	0.77%
A Class	$1,000	$1,018.50	$6.36	1.27%
C Class	$1,000	$1,014.78	$10.09	2.02%
R Class	$1,000	$1,017.26	$7.60	1.52%
R5 Class	$1,000	$1,020.73(4)	$4.11(4)	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 3.6%
Astronics Corp.(1)	12,767	$389,011
Boeing Co. (The)	74,983	14,827,888
Curtiss-Wright Corp.	20,309	1,863,960
Hexcel Corp.	50,261	2,653,278
Lockheed Martin Corp.	29,885	8,296,375
		28,030,512
Auto Components — 1.0%
BorgWarner, Inc.	86,970	3,684,049
Delphi Automotive plc	38,878	3,407,657
Stoneridge, Inc.(1)	54,200	835,222
		7,926,928
Beverages — 0.9%
Boston Beer Co., Inc. (The), Class A(1)	12,799	1,691,388
Coca-Cola Co. (The)	54,058	2,424,501
PepsiCo, Inc.	28,323	3,271,023
		7,386,912
Biotechnology — 4.5%
AbbVie, Inc.	66,975	4,856,357
Alexion Pharmaceuticals, Inc.(1)	17,942	2,183,003
Biogen, Inc.(1)	16,391	4,447,862
Celgene Corp.(1)	109,546	14,226,739
Regeneron Pharmaceuticals, Inc.(1)	11,602	5,698,206
Vertex Pharmaceuticals, Inc.(1)	30,410	3,918,937
		35,331,104
Capital Markets — 1.3%
Affiliated Managers Group, Inc.	24,686	4,094,420
Evercore Partners, Inc., Class A	73,375	5,172,938
Moelis & Co., Class A	23,352	907,225
		10,174,583
Chemicals — 3.0%
Air Products & Chemicals, Inc.	54,629	7,815,225
Chemours Co. (The)	19,034	721,769
FMC Corp.	104,202	7,611,956
Innophos Holdings, Inc.	17,440	764,570
Koppers Holdings, Inc.(1)	24,214	875,336
Monsanto Co.	26,980	3,193,353
WR Grace & Co.	39,351	2,833,665
		23,815,874
Commercial Services and Supplies — 0.2%
MSA Safety, Inc.	17,483	1,419,095

10

	Shares	Value
SP Plus Corp.(1)	13,291	$406,040
		1,825,135
Communications Equipment — 0.4%
ARRIS International plc(1)	37,803	1,059,240
F5 Networks, Inc.(1)	13,757	1,747,964
		2,807,204
Construction Materials — 0.7%
Eagle Materials, Inc.	62,611	5,786,509
Containers and Packaging — 0.2%
AptarGroup, Inc.	13,474	1,170,352
Diversified Consumer Services — 0.1%
Capella Education Co.	8,160	698,496
Diversified Financial Services — 0.5%
Leucadia National Corp.	146,958	3,844,421
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	116,088	5,184,490
Electric Utilities†
Spark Energy, Inc., Class A	17,180	322,984
Electrical Equipment — 1.4%
Emerson Electric Co.	62,715	3,739,068
Rockwell Automation, Inc.	43,567	7,056,112
		10,795,180
Equity Real Estate Investment Trusts (REITs) — 1.2%
Care Capital Properties, Inc.	52,846	1,410,988
Gaming and Leisure Properties, Inc.	174,575	6,576,240
Potlatch Corp.	35,124	1,605,167
		9,592,395
Food and Staples Retailing — 1.6%
CVS Health Corp.	78,662	6,329,144
Walgreens Boots Alliance, Inc.	83,245	6,518,916
		12,848,060
Food Products — 0.8%
Campbell Soup Co.	44,806	2,336,633
Pilgrim's Pride Corp.(1)	33,825	741,444
Tyson Foods, Inc., Class A	56,670	3,549,242
		6,627,319
Health Care Equipment and Supplies — 4.0%
Becton Dickinson and Co.	52,130	10,171,084
Cooper Cos., Inc. (The)	1,705	408,211
CR Bard, Inc.	4,817	1,522,702
Danaher Corp.	12,540	1,058,250
Hologic, Inc.(1)	85,781	3,892,742
IDEXX Laboratories, Inc.(1)	23,223	3,748,657
Masimo Corp.(1)	30,176	2,751,448
Zimmer Biomet Holdings, Inc.	60,285	7,740,594
		31,293,688

11

	Shares	Value
Health Care Providers and Services — 4.9%
Anthem, Inc.	40,074	$7,539,122
Cigna Corp.	45,324	7,586,784
Humana, Inc.	20,437	4,917,551
UnitedHealth Group, Inc.	99,990	18,540,146
		38,583,603
Health Care Technology — 0.7%
Veeva Systems, Inc., Class A(1)	92,627	5,678,961
Hotels, Restaurants and Leisure — 3.6%
Aramark	164,902	6,757,684
Churchill Downs, Inc.	36,287	6,651,407
Darden Restaurants, Inc.	75,432	6,822,070
Las Vegas Sands Corp.	113,497	7,251,323
McDonald's Corp.	7,600	1,164,016
		28,646,500
Household Durables — 1.5%
DR Horton, Inc.	130,582	4,514,220
NVR, Inc.(1)	2,716	6,547,217
Taylor Morrison Home Corp., Class A(1)	42,353	1,016,895
		12,078,332
Household Products — 0.8%
Spectrum Brands Holdings, Inc.	50,387	6,300,391
Independent Power and Renewable Electricity Producers — 0.2%
Pattern Energy Group, Inc., Class A	51,733	1,233,315
Industrial Conglomerates — 2.3%
3M Co.	8,087	1,683,632
Carlisle Cos., Inc.	57,253	5,461,936
Honeywell International, Inc.	80,492	10,728,779
		17,874,347
Insurance — 0.4%
Allstate Corp. (The)	35,847	3,170,309
Internet and Direct Marketing Retail — 5.0%
Amazon.com, Inc.(1)	33,298	32,232,464
Priceline Group, Inc. (The)(1)	2,108	3,943,056
Shutterfly, Inc.(1)	71,921	3,416,248
		39,591,768
Internet Software and Services — 9.3%
Alphabet, Inc., Class A(1)	47,043	43,734,936
Carbonite, Inc.(1)	8,730	190,314
Facebook, Inc., Class A(1)	189,859	28,664,912
Stamps.com, Inc.(1)	2,037	315,480
		72,905,642
IT Services — 4.5%
Accenture plc, Class A	9,074	1,122,272
CSG Systems International, Inc.	96,283	3,907,164
Fidelity National Information Services, Inc.	78,682	6,719,443
International Business Machines Corp.	77,378	11,903,058

12

	Shares	Value
Jack Henry & Associates, Inc.	42,500	$4,414,475
MasterCard, Inc., Class A	8,197	995,526
Travelport Worldwide Ltd.	47,459	653,036
Visa, Inc., Class A	58,377	5,474,595
		35,189,569
Leisure Products — 1.1%
Brunswick Corp.	120,863	7,581,736
Malibu Boats, Inc., Class A(1)	7,791	201,553
MCBC Holdings, Inc.(1)	35,170	687,574
		8,470,863
Life Sciences Tools and Services — 0.3%
Thermo Fisher Scientific, Inc.	13,606	2,373,839
Machinery — 2.4%
Deere & Co.	48,134	5,948,881
Donaldson Co., Inc.	145,423	6,622,564
Stanley Black & Decker, Inc.	42,543	5,987,076
WABCO Holdings, Inc.(1)	3,000	382,530
		18,941,051
Media — 2.1%
Cable One, Inc.	921	654,739
Comcast Corp., Class A	174,938	6,808,587
DISH Network Corp., Class A(1)	36,480	2,289,485
MSG Networks, Inc., Class A(1)	56,562	1,269,817
Walt Disney Co. (The)	52,972	5,628,275
		16,650,903
Metals and Mining — 0.4%
Steel Dynamics, Inc.	49,030	1,755,764
Worthington Industries, Inc.	31,146	1,564,152
		3,319,916
Multiline Retail — 0.9%
Dollar Tree, Inc.(1)	74,667	5,220,717
Nordstrom, Inc.	44,830	2,144,219
		7,364,936
Oil, Gas and Consumable Fuels — 0.7%
Williams Cos., Inc. (The)	169,761	5,140,363
Personal Products — 0.9%
Medifast, Inc.	18,586	770,762
Nu Skin Enterprises, Inc., Class A	99,493	6,252,140
		7,022,902
Pharmaceuticals — 2.1%
Allergan plc	4,659	1,132,556
Bristol-Myers Squibb Co.	57,838	3,222,733
Eli Lilly & Co.	143,175	11,783,303
Johnson & Johnson	1,237	163,643
		16,302,235
Road and Rail — 1.3%
Union Pacific Corp.	93,917	10,228,500

13

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	207,665	$8,578,641
Broadcom Ltd.	3,324	774,658
Intel Corp.	220,943	7,454,617
KLA-Tencor Corp.	23,234	2,126,143
Lam Research Corp.	56,584	8,002,675
Qorvo, Inc.(1)	5,848	370,295
QUALCOMM, Inc.	12,243	676,059
Skyworks Solutions, Inc.	66,752	6,404,855
Texas Instruments, Inc.	148,928	11,457,031
		45,844,974
Software — 10.1%
Activision Blizzard, Inc.	147,634	8,499,289
Adobe Systems, Inc.(1)	88,492	12,516,309
Cadence Design Systems, Inc.(1)	9,260	310,117
Citrix Systems, Inc.(1)	73,287	5,832,179
Electronic Arts, Inc.(1)	19,764	2,089,450
Intuit, Inc.	64,961	8,627,470
Microsoft Corp.	416,248	28,691,975
Oracle Corp. (New York)	57,401	2,878,086
SS&C Technologies Holdings, Inc.	4,256	163,473
Synopsys, Inc.(1)	35,385	2,580,628
Take-Two Interactive Software, Inc.(1)	10,870	797,641
VMware, Inc., Class A(1)	73,848	6,456,531
		79,443,148
Specialty Retail — 3.9%
Children's Place, Inc. (The)	54,281	5,542,090
Home Depot, Inc. (The)	94,332	14,470,529
Lowe's Cos., Inc.	78,398	6,078,197
Pier 1 Imports, Inc.	49,149	255,083
Ross Stores, Inc.	75,562	4,362,194
		30,708,093
Technology Hardware, Storage and Peripherals — 7.0%
Apple, Inc.	357,128	51,433,574
Western Digital Corp.	42,131	3,732,807
		55,166,381
Thrifts and Mortgage Finance — 0.6%
Essent Group Ltd.(1)	118,741	4,410,041
Tobacco — 0.4%
Altria Group, Inc.	43,664	3,251,658
Trading Companies and Distributors — 0.3%
United Rentals, Inc.(1)	20,666	2,329,265
TOTAL COMMON STOCKS (Cost $624,886,612)		783,683,951
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $2,783,541), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $2,717,038)		2,716,839

14

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $4,108,707), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $4,027,114)		$4,027,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	35,649	35,649
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,779,488)		6,779,488
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $631,666,100)		790,463,439
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,621,271)
TOTAL NET ASSETS — 100.0%		$786,842,168

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $631,666,100)	$790,463,439
Receivable for investments sold	3,826,647
Receivable for capital shares sold	285,358
Dividends and interest receivable	290,307
794,865,751

Liabilities
Payable for investments purchased	3,597,016
Payable for capital shares redeemed	3,747,915
Accrued management fees	624,497
Distribution and service fees payable	54,155
8,023,583

Net Assets	$786,842,168

Net Assets Consist of:
Capital (par value and paid-in surplus)	$605,725,811
Undistributed net realized gain	22,319,018
Net unrealized appreciation	158,797,339
$786,842,168

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$434,242,355	19,653,418	$22.10
I Class, $0.01 Par Value	$238,480,147	10,762,640	$22.16
Y Class, $0.01 Par Value	$5,144	232	$22.17
A Class, $0.01 Par Value	$58,469,330	2,661,394	$21.97*
C Class, $0.01 Par Value	$44,456,310	2,116,824	$21.00
R Class, $0.01 Par Value	$11,183,738	515,790	$21.68
R5 Class, $0.01 Par Value	$5,144	232	$22.17
*Maximum offering price $23.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends	$12,226,242
Interest	13,258
12,239,500

Expenses:
Management fees	7,580,881
Distribution and service fees:
A Class	285,981
C Class	445,808
R Class	58,551
Directors' fees and expenses	49,808
Other expenses	18,959
8,439,988

Net investment income (loss)	3,799,512

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	74,723,863
Futures contract transactions	721,673
75,445,536

Change in net unrealized appreciation (depreciation) on investments	75,474,464

Net realized and unrealized gain (loss)	150,920,000

Net Increase (Decrease) in Net Assets Resulting from Operations	$154,719,512

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$3,799,512	$6,167,613
Net realized gain (loss)	75,445,536	(50,302,756)
Change in net unrealized appreciation (depreciation)	75,474,464	17,824,145
Net increase (decrease) in net assets resulting from operations	154,719,512	(26,310,998)

Distributions to Shareholders
From net investment income:
Investor Class	(2,059,819)	(2,500,197)
I Class	(1,611,245)	(2,715,100)
Y Class	(27)	—
A Class	(206,217)	(741,706)
C Class	—	(100,599)
R Class	(26,167)	(56,992)
R5 Class	(26)	—
From net realized gains:
Investor Class	—	(6,223,594)
I Class	—	(4,767,664)
A Class	—	(2,177,250)
C Class	—	(716,902)
R Class	—	(188,083)
Decrease in net assets from distributions	(3,903,501)	(20,188,087)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(244,320,800)	(185,657,854)

Net increase (decrease) in net assets	(93,504,789)	(232,156,939)

Net Assets
Beginning of period	880,346,957	1,112,503,896
End of period	$786,842,168	$880,346,957

Undistributed net investment income	—	$267,990

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

19

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%
I Class		0.0500% to 0.1100%	0.81%
Y Class		0.0000% to 0.0600%	0.76%
A Class		0.2500% to 0.3100%	1.01%
C Class		0.2500% to 0.3100%	1.01%
R Class		0.2500% to 0.3100%	1.01%
R5 Class		0.0500% to 0.1100%	0.81%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $13,366,241 and $12,606,535, respectively. The effect of interfund transactions on the Statement of Operations was $882,156 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $976,954,539 and $1,217,347,422, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class /Shares Authorized	170,000,000		200,000,000
Sold	6,575,712	$138,691,625	5,847,975	$107,729,732
Issued in reinvestment of distributions	89,981	2,002,832	462,419	8,480,658
Redeemed	(7,214,211)	(148,807,325)	(12,349,400)	(227,091,954)
	(548,518)	(8,112,868)	(6,039,006)	(110,881,564)
I Class /Shares Authorized	100,000,000		150,000,000
Sold	3,304,496	69,910,623	5,461,873	101,292,787
Issued in reinvestment of distributions	73,292	1,610,610	298,670	5,498,045
Redeemed	(9,916,966)	(197,984,376)	(7,838,683)	(145,312,571)
	(6,539,178)	(126,463,143)	(2,078,140)	(38,521,739)
Y Class /Shares Authorized	50,000,000		N/A
Sold	231	5,000
Issued in reinvestment of distributions	1	27
	232	5,027
A Class /Shares Authorized	50,000,000		70,000,000
Sold	812,165	16,098,997	1,948,114	35,961,434
Issued in reinvestment of distributions	7,384	163,546	142,543	2,603,369
Redeemed	(5,437,249)	(113,675,537)	(3,891,117)	(70,909,356)
	(4,617,700)	(97,412,994)	(1,800,460)	(32,344,553)
C Class /Shares Authorized	20,000,000		20,000,000
Sold	242,138	4,677,733	427,817	7,581,525
Issued in reinvestment of distributions	—	—	42,542	747,140
Redeemed	(693,234)	(13,311,594)	(637,771)	(11,195,176)
	(451,096)	(8,633,861)	(167,412)	(2,866,511)
R Class /Shares Authorized	20,000,000		20,000,000
Sold	103,716	2,111,613	132,560	2,411,524
Issued in reinvestment of distributions	1,197	26,167	13,566	245,075
Redeemed	(296,491)	(5,845,767)	(203,493)	(3,700,086)
	(191,578)	(3,707,987)	(57,367)	(1,043,487)
R5 Class /Shares Authorized	50,000,000		N/A
Sold	231	5,000
Issued in reinvestment of distributions	1	26
	232	5,026
Net increase (decrease)	(12,347,606)	$(244,320,800)	(10,142,385)	$(185,657,854)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds,

22

credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$783,683,951	—	—
Temporary Cash Investments	35,649	$6,743,839	—
	$783,719,600	$6,743,839	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $721,673 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$3,903,501	$14,740,532
Long-term capital gains	—	$5,447,555

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$633,048,399
Gross tax appreciation of investments	$162,878,281
Gross tax depreciation of investments	(5,463,241)
Net tax appreciation (depreciation) of investments	157,415,040
Undistributed ordinary income	—
Accumulated long-term gains	$23,701,317

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$18.36	0.11	3.74	3.85	(0.11)	—	(0.11)	$22.10	20.88%	1.02%	0.51%	124%	$434,242
2016	$19.15	0.12	(0.53)	(0.41)	(0.12)	(0.26)	(0.38)	$18.36	(2.08)%	1.03%	0.64%	113%	$370,901
2015	$18.82	0.14	1.09	1.23	(0.11)	(0.79)	(0.90)	$19.15	6.59%	1.02%	0.75%	108%	$502,389
2014	$15.56	0.12	4.15	4.27	(0.11)	(0.90)	(1.01)	$18.82	28.05%	1.02%	0.70%	102%	$226,370
2013	$13.38	0.16	2.19	2.35	(0.17)	—	(0.17)	$15.56	17.70%	1.03%	1.07%	94%	$109,366
I Class(3)
2017	$18.41	0.15	3.75	3.90	(0.15)	—	(0.15)	$22.16	21.18%	0.82%	0.71%	124%	$238,480
2016	$19.20	0.16	(0.53)	(0.37)	(0.16)	(0.26)	(0.42)	$18.41	(1.95)%	0.83%	0.84%	113%	$318,576
2015	$18.87	0.20	1.06	1.26	(0.14)	(0.79)	(0.93)	$19.20	6.84%	0.82%	0.95%	108%	$372,011
2014	$15.60	0.16	4.15	4.31	(0.14)	(0.90)	(1.04)	$18.87	28.30%	0.82%	0.90%	102%	$26,334
2013	$13.42	0.19	2.20	2.39	(0.21)	—	(0.21)	$15.60	17.99%	0.83%	1.27%	94%	$10,124
Y Class
2017(4)	$21.62	0.04	0.63	0.67	(0.12)	—	(0.12)	$22.17	3.07%	0.77%(5)	0.74%(5)	124%(6)	$5
A Class
2017	$18.28	0.05	3.72	3.77	(0.08)	—	(0.08)	$21.97	20.61%	1.27%	0.26%	124%	$58,469
2016	$19.09	0.07	(0.52)	(0.45)	(0.10)	(0.26)	(0.36)	$18.28	(2.35)%	1.28%	0.39%	113%	$133,042
2015	$18.77	0.09	1.08	1.17	(0.06)	(0.79)	(0.85)	$19.09	6.35%	1.27%	0.50%	108%	$173,300
2014	$15.52	0.08	4.13	4.21	(0.06)	(0.90)	(0.96)	$18.77	27.75%	1.27%	0.45%	102%	$95,509
2013	$13.33	0.12	2.19	2.31	(0.12)	—	(0.12)	$15.52	17.42%	1.28%	0.82%	94%	$51,897

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$17.54	(0.09)	3.55	3.46	—	—	—	$21.00	19.73%	2.02%	(0.49)%	124%	$44,456
2016	$18.41	(0.06)	(0.51)	(0.57)	(0.04)	(0.26)	(0.30)	$17.54	(3.11)%	2.03%	(0.36)%	113%	$45,050
2015	$18.21	(0.05)	1.04	0.99	—	(0.79)	(0.79)	$18.41	5.56%	2.02%	(0.25)%	108%	$50,355
2014	$15.14	(0.05)	4.02	3.97	—	(0.90)	(0.90)	$18.21	26.80%	2.02%	(0.30)%	102%	$24,646
2013	$12.99	0.01	2.14	2.15	—	—	—	$15.14	16.55%	2.03%	0.07%	94%	$9,580
R Class
2017	$18.06	—(7)	3.67	3.67	(0.05)	—	(0.05)	$21.68	20.33%	1.52%	0.01%	124%	$11,184
2016	$18.89	0.03	(0.52)	(0.49)	(0.08)	(0.26)	(0.34)	$18.06	(2.60)%	1.53%	0.14%	113%	$12,778
2015	$18.60	0.04	1.06	1.10	(0.02)	(0.79)	(0.81)	$18.89	6.06%	1.52%	0.25%	108%	$14,449
2014	$15.39	0.03	4.10	4.13	(0.02)	(0.90)	(0.92)	$18.60	27.41%	1.52%	0.20%	102%	$6,611
2013	$13.20	0.09	2.17	2.26	(0.07)	—	(0.07)	$15.39	17.16%	1.53%	0.57%	94%	$5,368
R5 Class
2017(4)	$21.62	0.03	0.63	0.66	(0.11)	–	(0.11)	$22.17	3.06%	0.82%(5)	0.69%(5)	124%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

(7)	Amount is less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, five-, and ten-year periods reviewed by the Board and below its benchmark for the three-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $3,903,501, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $851,327, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.

The fund utilized earnings and profits of $950,512 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 1708

Annual Report

June 30, 2017

Emerging Markets Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEVVX	20.93%	-2.88%	10/31/13
MSCI Emerging Markets Value Index	—	21.57%	-0.42%	—
MSCI Emerging Markets Index	—	23.75%	1.71%	—
I Class	AEVNX	21.14%	-2.69%	10/31/13
A Class	AEVLX			10/31/13
No sales charge		20.66%	-3.11%
With sales charge		13.71%	-4.66%
C Class	AEVTX	19.55%	-3.86%	10/31/13
R Class	AEVRX	20.24%	-3.37%	10/31/13
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $8,985

MSCI Emerging Markets Value Index — $9,846

MSCI Emerging Markets Index — $10,642

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.59%	1.39%	1.84%	2.59%	2.09%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Vinod Chandrashekaran and Elizabeth Xie

Performance Summary

Emerging Markets Value returned 20.93%* for the fiscal year ended June 30, 2017, compared with the 21.57% return of the fund’s benchmark, the MSCI Emerging Markets Value Index.

Emerging Markets Value rose but underperformed the MSCI Emerging Markets Value Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and momentum, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s growth characteristics had a neutral effect, while value, quality, and sentiment insights were additive to performance. Security selection across several sectors weighed on the fund’s relative returns, led by the materials sector. Conversely, energy and industrials sector holdings contributed to relative results. From a regional perspective, holdings in Taiwan and India were leading detractors from performance, while stock selection in South Africa, China, and Indonesia contributed to relative results.

Materials Sector Was the Leading Detractor

Stock selection in the materials sector weighed on relative performance, due in part to an underweight investment, relative to the benchmark, in Vale. The Brazil-based producer of iron ore and nickel rallied on a commodity strength related to renewed purchasing from China and price recovery in metals. Two other metals and mining stocks also detracted from relative returns. AngloGold Ashanti hurt returns, as the South Africa-based gold mining company faced political unrest and labor instability, as well as mid-year weakness in gold prices. We exited the position. Diversified mining firm Vedanta Resources also detracted from returns. The stock lagged in the second half of the year as the rally in commodities lost steam.

Investments in consumer staples also hindered results. Though the portfolio benefited mildly from an underweight allocation in the sector, stock selection detracted. An overweight position in household products companies hurt performance.

Stock selection in the utilities sector detracted from performance, as did an overweight allocation. Electric utility provider Korea Electric Power was a key detractor in the period. We trimmed the stock due to its declining sentiment scores.

Energy Sector Outperformed

On a positive note, relative performance was aided by stock selection in the energy sector, assisted by an investment in Poland-based crude oil production and refining company Grupa Lotos. Indonesia-based integrated coal mining company Adaro Energy was another key contributor, as was an underweight position in Russia-based energy giant Gazprom. We exited our position in Gazprom during the period.

Stock selection in the industrials sector also contributed to relative performance. The portfolio benefited from outperformance among stocks in the industrial conglomerate and trading companies and distributors industries.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The fund’s investments in the real estate sector also contributed to relative returns. China-based Country Garden Holdings boosted performance. The property development company, one of the largest residential property developers in China, reported sales growth of 131% year-over-year in the first half of 2017. After building the business on investments in suburban communities, the company has been making more investments in some of China’s largest cities. The stock scores well across factors, particularly in its sentiment measure.

Portfolio Positioning

At period-end, the fund held overweight positions relative to the benchmark in the materials and industrials sectors. We added to positions in the information technology sector, moving from an underweight at the beginning of the period to a slight overweight by the end. Our largest underweights are in the financials, consumer discretionary, and consumer staples sectors. Our relative position in financials became more underweight since the beginning of the 12-month period. In an uncertain market environment, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.(1)	3.7%
iShares MSCI Emerging Markets ETF	3.0%
China Construction Bank Corp., H Shares	2.8%
Hon Hai Precision Industry Co. Ltd.	2.3%
Industrial & Commercial Bank of China Ltd., H Shares	2.2%
China Mobile Ltd.	1.9%
Banco Bradesco SA Preference Shares	1.6%
iShares MSCI Thailand Capped ETF	1.5%
Standard Bank Group Ltd.	1.5%
LUKOIL PJSC ADR	1.4%

(1)	Includes all classes of the issuer held by the fund.

Types of Investments in Portfolio	% of net assets
Common Stocks	92.6%
Exchange-Traded Funds	5.9%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
China	24.8%
South Korea	15.7%
Taiwan	11.3%
Brazil	6.7%
South Africa	6.6%
India	6.4%
Malaysia	3.4%
Russia	3.3%
Indonesia	3.2%
Mexico	2.9%
Poland	2.3%
Other Countries	6.0%
Exchange-Traded Funds(2)	5.9%
Cash and Equivalents(3)	1.5%

(2)	Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.

(3)	Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,160.00	$7.82	1.46%
I Class	$1,000	$1,163.00	$6.76	1.26%
A Class	$1,000	$1,160.20	$9.16	1.71%
C Class	$1,000	$1,154.90	$13.14	2.46%
R Class	$1,000	$1,157.50	$10.48	1.96%
Hypothetical
Investor Class	$1,000	$1,017.56	$7.30	1.46%
I Class	$1,000	$1,018.55	$6.31	1.26%
A Class	$1,000	$1,016.32	$8.55	1.71%
C Class	$1,000	$1,012.60	$12.28	2.46%
R Class	$1,000	$1,015.08	$9.79	1.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 92.6%
Brazil — 6.7%
Banco Bradesco SA Preference Shares	21,707	$184,446
Braskem SA Preference Shares	1,500	15,539
Centrais Eletricas Brasileiras SA(1)	3,400	12,808
Cosan SA Industria e Comercio	5,900	61,424
EDP - Energias do Brasil SA	7,600	32,392
Itau Unibanco Holding SA ADR	4,880	53,924
Petroleo Brasileiro SA Preference Shares ADR(1)	19,169	143,001
Qualicorp SA	3,300	28,738
Sul America SA	7,981	42,761
Transmissora Alianca de Energia Eletrica SA	4,100	27,512
Vale SA ADR	16,800	147,000
		749,545
Chile — 0.9%
Enel Chile SA	722,592	79,375
Enel Generacion Chile SA ADR	1,000	22,640
		102,015
China — 24.8%
Agricultural Bank of China Ltd., H Shares	311,000	146,987
Aluminum Corp. of China Ltd., H Shares(1)	164,000	84,022
Bank of China Ltd., H Shares	215,000	105,470
China Cinda Asset Management Co. Ltd., H Shares	115,000	42,863
China CITIC Bank Corp. Ltd., H Shares	133,000	81,427
China Communications Services Corp. Ltd., H Shares	154,000	88,761
China Construction Bank Corp., H Shares	410,000	317,709
China Everbright Ltd.	46,000	100,161
China Huarong Asset Management Co. Ltd., H Shares	207,000	80,335
China Life Insurance Co. Ltd., H Shares	7,000	21,383
China Mobile Ltd.	20,500	217,539
China Petroleum & Chemical Corp., H Shares	136,000	106,083
China Railway Group Ltd., H Shares	66,000	51,989
China Resources Land Ltd.	14,000	40,794
China Shenhua Energy Co. Ltd., H Shares	28,500	63,443
CITIC Ltd.	35,000	52,629
CNOOC Ltd.	7,000	7,666
Country Garden Holdings Co.	110,000	127,507
Great Wall Motor Co. Ltd., H Shares	42,000	51,858
Guangzhou Automobile Group Co. Ltd., H Shares	64,000	112,303
Haier Electronics Group Co. Ltd.	9,000	23,401
Industrial & Commercial Bank of China Ltd., H Shares	358,000	241,649
Minth Group Ltd.	18,000	76,312
Ping An Insurance Group Co. of China Ltd., H Shares	5,000	32,949

10

	Shares	Value
Shimao Property Holdings Ltd.	20,500	$35,079
Sinopec Engineering Group Co. Ltd., H Shares	103,000	92,875
Sinopec Shanghai Petrochemical Co. Ltd.	206,000	110,290
Sinotrans Ltd., H Shares	168,000	86,072
Sun Art Retail Group Ltd.	18,500	14,739
Tencent Holdings Ltd.	1,300	46,489
Yanzhou Coal Mining Co. Ltd., H Shares	38,000	34,070
Zhejiang Expressway Co. Ltd., H Shares	72,000	94,064
		2,788,918
Colombia — 0.3%
Interconexion Electrica SA ESP	7,297	31,942
India — 6.4%
Grasim Industries Ltd.	1,372	26,365
HDFC Bank Ltd. ADR	1,000	86,970
Hindustan Petroleum Corp. Ltd.	10,100	79,745
ICICI Bank Ltd. ADR	12,980	116,431
Indiabulls Housing Finance Ltd., ADR	6,292	104,756
Infosys Ltd. ADR	2,600	39,052
JSW Steel Ltd.	7,500	23,601
Oil & Natural Gas Corp. Ltd.	33,262	80,945
Power Finance Corp. Ltd.	34,018	64,576
Reliance Industries Ltd. GDR(1)(2)	431	18,274
Tata Power Co. Ltd. (The)	60,156	74,965
		715,680
Indonesia — 3.2%
Adaro Energy Tbk PT	171,800	20,473
Bank Negara Indonesia Persero Tbk PT	202,000	99,873
Bank Rakyat Indonesia Persero Tbk PT	79,900	91,241
Gudang Garam Tbk PT	10,100	59,279
Telekomunikasi Indonesia Persero Tbk PT	228,000	77,121
Tower Bersama Infrastructure Tbk PT	29,400	14,991
		362,978
Malaysia — 3.4%
AirAsia Bhd	7,500	5,678
Alliance Financial Group Bhd	85,600	76,773
Astro Malaysia Holdings Bhd	87,100	51,335
CIMB Group Holdings Bhd	81,000	124,161
Malayan Banking Bhd	54,900	123,161
		381,108
Mexico — 2.9%
America Movil SAB de CV, Series L ADR	3,100	49,352
Cemex SAB de CV ADR(1)	9,320	87,794
Grupo Financiero Santander Mexico SAB de CV ADR	8,800	84,832
Grupo Mexico SAB de CV	24,200	67,991
Industrias Penoles SAB de CV	975	22,053
11

	Shares	Value
OHL Mexico SAB de CV	8,055	$11,620
		323,642
Peru — 0.5%
Credicorp Ltd.	300	53,817
Philippines — 1.2%
DMCI Holdings, Inc.	473,800	132,394
Poland — 2.3%
Cyfrowy Polsat SA(1)	10,590	70,502
Grupa Lotos SA(1)	7,734	106,441
Polski Koncern Naftowy Orlen SA	2,533	76,489
		253,432
Qatar — 0.7%
Qatar National Bank QPSC	2,266	79,257
Russia — 3.3%
Alrosa PJSC	34,900	51,218
Inter RAO UES PJSC	1,362,000	88,152
LUKOIL PJSC ADR	3,192	155,450
Transneft PJSC Preference Shares	30	81,238
		376,058
South Africa — 6.6%
Barclays Africa Group Ltd.	10,292	113,088
Barloworld Ltd.	6,990	58,132
FirstRand Ltd.	20,657	74,449
Fortress Income Fund Ltd., A Shares	68,424	89,750
Nedbank Group Ltd.	4,387	70,014
Standard Bank Group Ltd.	15,324	168,719
Telkom SA SOC Ltd.	12,819	60,311
Vodacom Group Ltd.	8,415	105,663
		740,126
South Korea — 15.7%
Hanwha Chemical Corp.	1,200	31,674
Hanwha Corp.	1,350	55,928
Hanwha Life Insurance Co. Ltd.	18,525	112,690
Hyosung Corp.	739	108,187
Hyundai Development Co-Engineering & Construction	609	24,990
Hyundai Heavy Industries Co. Ltd.(1)	221	34,092
Hyundai Mobis Co. Ltd.	616	134,598
KB Financial Group, Inc.	612	30,863
Korea Electric Power Corp.	1,138	40,581
Korean Air Lines Co. Ltd.(1)	2,213	74,853
LG Electronics, Inc.	259	18,155
LG Uplus Corp.	7,935	108,190
Lotte Chemical Corp.	174	52,315
POSCO	391	98,079
Samsung Electronics Co. Ltd.	173	359,412
Samsung Electronics Co. Ltd. Preference Shares	35	56,959
SK Hynix, Inc.	1,442	84,946

12

	Shares	Value
SK Innovation Co. Ltd.	884	$122,461
SK Telecom Co. Ltd.	580	134,843
Woori Bank	4,766	76,854
		1,760,670
Taiwan — 11.3%
Catcher Technology Co. Ltd.	10,000	119,494
Chailease Holding Co. Ltd.	34,000	94,780
China Life Insurance Co. Ltd.	65,000	64,744
CTBC Financial Holding Co. Ltd.	36,000	23,609
Formosa Chemicals & Fibre Corp.	37,000	116,157
Formosa Petrochemical Corp.	20,000	69,034
Fubon Financial Holding Co. Ltd.(1)	51,000	81,228
Hon Hai Precision Industry Co. Ltd.	66,149	254,419
Lite-On Technology Corp.	54,129	88,969
Pegatron Corp.	14,000	43,859
Quanta Computer, Inc.	34,000	80,473
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,300	80,408
Uni-President Enterprises Corp.	27,000	54,142
Wistron Corp.	102,000	103,777
		1,275,093
Thailand — 0.3%
Bangkok Bank PCL	4,000	23,197
Siam Cement PCL (The)	1,000	14,778
		37,975
Turkey — 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(1)	27,614	23,074
Eregli Demir ve Celik Fabrikalari TAS	15,475	31,008
		54,082
United Arab Emirates — 1.2%
DAMAC Properties Dubai Co. PJSC	112,594	96,565
Dubai Islamic Bank PJSC	21,509	33,331
		129,896
United Kingdom — 0.4%
Vedanta Resources plc	6,133	51,282
TOTAL COMMON STOCKS (Cost $9,225,531)		10,399,910
EXCHANGE-TRADED FUNDS — 5.9%
iShares MSCI Emerging Markets ETF	8,082	334,514
iShares MSCI India ETF	4,800	154,080
iShares MSCI Thailand Capped ETF	2,230	173,851
TOTAL EXCHANGE-TRADED FUNDS (Cost $584,390)		662,445
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $50,884), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $49,669)		49,665

13

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	73,413	$73,413
TOTAL TEMPORARY CASH INVESTMENTS (Cost $123,078)		123,078
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $9,932,999)		11,185,433
OTHER ASSETS AND LIABILITIES — 0.4%		42,934
TOTAL NET ASSETS — 100.0%		$11,228,367

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	31.4%
Information Technology	12.1%
Energy	11.1%
Materials	10.0%
Telecommunication Services	7.6%
Industrials	7.0%
Consumer Discretionary	4.7%
Real Estate	3.7%
Utilities	3.6%
Consumer Staples	1.1%
Health Care	0.3%
Exchange-Traded Funds	5.9%
Cash and Equivalents*	1.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $18,274, which represented 0.2% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $9,932,999)	$11,185,433
Foreign currency holdings, at value (cost of $9,245)	9,208
Receivable for capital shares sold	38,388
Dividends and interest receivable	65,793
11,298,822

Liabilities
Payable for capital shares redeemed	56,766
Accrued management fees	12,954
Distribution and service fees payable	735
70,455

Net Assets	$11,228,367

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,682,947
Undistributed net investment income	67,944
Accumulated net realized loss	(1,774,841)
Net unrealized appreciation	1,252,317
$11,228,367

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,958,133	708,414	$8.41
I Class, $0.01 Par Value	$2,467,197	293,094	$8.42
A Class, $0.01 Par Value	$2,454,827	292,309	$8.40*
C Class, $0.01 Par Value	$216,513	25,916	$8.35
R Class, $0.01 Par Value	$131,697	15,718	$8.38
*Maximum offering price $8.91 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $29,478)	$229,509
Interest	414
229,923

Expenses:
Management fees	124,737
Distribution and service fees:
A Class	4,557
C Class	1,988
R Class	465
Directors' fees and expenses	515
Other expenses	172
132,434
Fees waived(1)	(5,924)
126,510

Net investment income (loss)	103,413

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	110,085
Foreign currency transactions	(4,160)
105,925

Change in net unrealized appreciation (depreciation) on:
Investments	1,369,675
Translation of assets and liabilities in foreign currencies	13
1,369,688

Net realized and unrealized gain (loss)	1,475,613

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,579,026

(1)	Amount consists of $3,078, $1,366, $1,276, $139 and $65 for the Investor Class, I Class, A Class, C Class and R Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$103,413	$106,039
Net realized gain (loss)	105,925	(1,373,582)
Change in net unrealized appreciation (depreciation)	1,369,688	170,664
Net increase (decrease) in net assets resulting from operations	1,579,026	(1,096,879)

Distributions to Shareholders
From net investment income:
Investor Class	(42,978)	(37,958)
I Class	(38,407)	(20,247)
A Class	(12,980)	(15,861)
C Class	(671)	(1,319)
R Class	(676)	(397)
Decrease in net assets from distributions	(95,712)	(75,782)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,134,812	742,307

Net increase (decrease) in net assets	5,618,126	(430,354)

Net Assets
Beginning of period	5,610,241	6,040,595
End of period	$11,228,367	$5,610,241

Undistributed net investment income	$67,944	$47,025

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

18

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 22% of the shares of the fund. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 10% of the shares of the fund.
Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended June 30, 2017, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended June 30, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.52%	1.45%
I Class	1.32%	1.25%
A Class	1.52%	1.45%
C Class	1.52%	1.45%
R Class	1.52%	1.45%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $11,753,928 and $7,641,589, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class /Shares Authorized	45,000,000		45,000,000
Sold	878,138	$6,863,858	262,248	$1,844,695
Issued in reinvestment of distributions	5,922	42,635	5,822	37,958
Redeemed	(617,782)	(4,728,591)	(148,958)	(1,057,641)
	266,278	2,177,902	119,112	825,012
I Class /Shares Authorized	25,000,000		25,000,000
Sold	190,299	1,400,885	15	100
Issued in reinvestment of distributions	5,334	38,407	3,105	20,247
Redeemed	(61,273)	(490,019)	—	—
	134,360	949,273	3,120	20,347
A Class /Shares Authorized	15,000,000		15,000,000
Sold	193,297	1,441,082	510	3,567
Issued in reinvestment of distributions	1,803	12,980	2,436	15,861
Redeemed	(63,237)	(502,897)	(132)	(858)
	131,863	951,165	2,814	18,570
C Class /Shares Authorized	15,000,000		15,000,000
Issued in reinvestment of distributions	94	671	202	1,319
R Class /Shares Authorized	15,000,000		15,000,000
Sold	8,086	62,415	4,668	31,139
Issued in reinvestment of distributions	94	676	61	397
Redeemed	(925)	(7,290)	(22,037)	(154,477)
	7,255	55,801	(17,308)	(122,941)
Net increase (decrease)	539,850	$4,134,812	107,940	$742,307

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$343,925	$405,620	—
Chile	22,640	79,375	—
India	242,453	473,227	—
Mexico	221,978	101,664	—
Peru	53,817	—	—
Taiwan	80,408	1,194,685	—
Other Countries	—	7,180,118	—
Exchange-Traded Funds	662,445	—	—
Temporary Cash Investments	73,413	49,665	—
	$1,701,079	$9,484,354	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$95,712	$75,782
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,993,863
Gross tax appreciation of investments	$1,370,355
Gross tax depreciation of investments	(178,785)
Net tax appreciation (depreciation) of investments	1,191,570
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(117)
Net tax appreciation (depreciation)	$1,191,453
Undistributed ordinary income	$108,861
Accumulated short-term capital losses	$(899,116)
Accumulated long-term capital losses	$(855,778)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Subsequent Events

On June 14, 2017, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be October 20, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.05	0.10	1.36	1.46	(0.10)	$8.41	20.93%	1.46%	1.53%	1.25%	1.18%	91%	$5,958
2016	$8.79	0.16	(1.78)	(1.62)	(0.12)	$7.05	(18.36)%	1.47%	1.54%	2.24%	2.17%	78%	$3,119
2015	$10.04	0.21	(1.16)	(0.95)	(0.30)	$8.79	(9.36)%	1.46%	1.53%	2.16%	2.09%	83%	$2,839
2014(4)	$10.00	0.13	(0.09)	0.04	—	$10.04	0.40%	1.46%(5)	1.53%(5)	1.91%(5)	1.84%(5)	44%	$2,748
I Class(6)
2017	$7.06	0.11	1.36	1.47	(0.11)	$8.42	21.14%	1.26%	1.33%	1.45%	1.38%	91%	$2,467
2016	$8.80	0.16	(1.77)	(1.61)	(0.13)	$7.06	(18.17)%	1.27%	1.34%	2.44%	2.37%	78%	$1,121
2015	$10.06	0.22	(1.16)	(0.94)	(0.32)	$8.80	(9.26)%	1.26%	1.33%	2.36%	2.29%	83%	$1,369
2014(4)	$10.00	0.13	(0.07)	0.06	—	$10.06	0.60%	1.26%(5)	1.33%(5)	2.11%(5)	2.04%(5)	44%	$1,508
A Class
2017	$7.04	0.08	1.36	1.44	(0.08)	$8.40	20.66%	1.71%	1.78%	1.00%	0.93%	91%	$2,455
2016	$8.77	0.13	(1.76)	(1.63)	(0.10)	$7.04	(18.49)%	1.72%	1.79%	1.99%	1.92%	78%	$1,130
2015	$10.03	0.18	(1.16)	(0.98)	(0.28)	$8.77	(9.71)%	1.71%	1.78%	1.91%	1.84%	83%	$1,383
2014(4)	$10.00	0.10	(0.07)	0.03	—	$10.03	0.30%	1.71%(5)	1.78%(5)	1.66%(5)	1.59%(5)	44%	$1,504

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$7.01	0.01	1.36	1.37	(0.03)	$8.35	19.55%	2.46%	2.53%	0.25%	0.18%	91%	$217
2016	$8.73	0.08	(1.75)	(1.67)	(0.05)	$7.01	(19.07)%	2.47%	2.54%	1.24%	1.17%	78%	$181
2015	$9.98	0.11	(1.15)	(1.04)	(0.21)	$8.73	(10.36)%	2.46%	2.53%	1.16%	1.09%	83%	$224
2014(4)	$10.00	0.05	(0.07)	(0.02)	—	$9.98	(0.20)%	2.46%(5)	2.53%(5)	0.91%(5)	0.84%(5)	44%	$249
R Class
2017	$7.03	0.06	1.35	1.41	(0.06)	$8.38	20.24%	1.96%	2.03%	0.75%	0.68%	91%	$132
2016	$8.76	0.14	(1.79)	(1.65)	(0.08)	$7.03	(18.71)%	1.97%	2.04%	1.74%	1.67%	78%	$59
2015	$10.01	0.15	(1.14)	(0.99)	(0.26)	$8.76	(9.86)%	1.96%	2.03%	1.66%	1.59%	83%	$226
2014(4)	$10.00	0.08	(0.07)	0.01	—	$10.01	0.10%	1.96%(5)	2.03%(5)	1.41%(5)	1.34%(5)	44%	$250

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2013 (fund inception) through June 30, 2014.

(5)	Annualized.

(6)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Emerging Markets Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Value Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, the Board of Directors approved a plan of liquidation for the Emerging Markets Value Fund on October 20, 2017.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

30

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for

31

the one- and three-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

32

above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For the fiscal year ended June 30, 2017, the fund intends to pass through to shareholders foreign source income of $251,842 and foreign taxes paid of $29,421, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2017 are $0.1886 and $0.0220, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92996 1708

Annual Report

June 30, 2017

Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	17.99%	12.96%	6.22%	—	5/9/91
S&P 500 Index	—	17.90%	14.62%	7.18%	—	—
I Class	AMEIX	18.21%	13.18%	6.43%	—	1/2/98
A Class	BEQAX					10/9/97
No sales charge		17.71%	12.68%	5.96%	—
With sales charge		10.95%	11.35%	5.34%	—
C Class	AEYCX	16.78%	11.84%	5.17%	—	7/18/01
R Class	AEYRX	17.37%	12.39%	5.69%	—	7/29/05
R5 Class	AEYGX	—	—	—	2.58%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $18,297

S&P 500 Index — $20,008

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

In November 2016, Steven Rossi joined the management team, replacing Bill Martin, who left the team in May 2016.

Performance Summary

Equity Growth returned 17.99%* for the fiscal year ended June 30, 2017, compared with the 17.90% return of its benchmark, the S&P 500 Index.

Equity Growth performed well in absolute terms and performed in line with its benchmark, the S&P 500 Index. Security selection in the consumer discretionary, industrials, and real estate sectors contributed to relative performance, while positioning in the financials, consumer staples, and energy sectors detracted.

Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and value insights were rewarded. Sentiment was slightly positive, while quality insights detracted at the margin.

Variety of Stock Choices Aided Returns

The leading individual contributors to the fund’s relative performance came from several sectors. An overweight to Best Buy, the big-box retailer, added to results, as it had strong sales growth at brick-and-mortar stores along with increasing online sales, competing aggressively and successfully against e-commerce giant Amazon.

Semiconductor equipment maker Applied Materials performed well throughout the period on a series of strong earnings reports and a surge in new orders.

Owning shares in Essent Group, an out-of-benchmark Bahamas-based private mortgage insurance provider, also contributed to performance. Helped by a healthy balance sheet and a favorable industry environment, Essent benefited from government-sponsored enterprises Fannie Mae and Freddie Mac raising their mortgage guarantee fees.

Underweights in Large Banks Hurt Returns

Among the largest detractors from the fund’s annual relative performance were underweight positions in a couple of large, household-name banks, Bank of America and JPMorgan Chase. They both scored poorly in terms of growth and quality factors, but highly in valuation. As a result, we had some exposure to these stocks but less than the benchmark. Both banks had very strong performance during a year when economic growth improved, interest rates rose, the Trump administration eased certain banking regulations, and the companies passed the Federal Reserve’s financial “stress test.”

Another major detractor was gold miner Barrick Gold, which had a volatile 12 months––its stock price fluctuated as it faced a variety of challenges while winning praise for shoring up its balance sheet. However, during the most recent quarter, Barrick’s performance sagged as it sold a key mine and weather conditions curtailed production. We maintained our position, encouraged by the stock’s strong scores on growth, quality, and valuation metrics.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Kimberley-Clark, the multinational personal care product maker, also detracted from relative returns. It appears to have turned things around after a poor second half of 2016. The fund remains overweight to the stock, which improved in terms of quality and valuation insights though falling sharply in sentiment.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, the portfolio’s largest overweight positions relative to the benchmark were in health care and information technology. In the health care sector, we are identifying many companies in the health care equipment and services and pharmaceuticals, biotechnology, and life sciences industry groups as offering attractive growth. Within information technology, both the semiconductors and semiconductor equipment and software and services industries scored well in quality and growth factors. In contrast, the consumer staples sector moved from a substantial overweight to the fund’s largest underweight by period-end, partly due to very low growth and momentum scores among food, beverage, and tobacco stocks. The fund also remains underweight to the utilities and financials sectors, where banks had weak quality readings, as did utilities.

Changes to the portfolio during the reporting period reflected where our model was identifying the greatest opportunity. The largest increases in weightings occurred in the two leading sectors in contributions to relative returns––consumer discretionary and industrials––both of which we switched to portfolio overweights from underweights.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	3.3%
Apple, Inc.	2.9%
Microsoft Corp.	2.6%
Amazon.com, Inc.	2.5%
Facebook, Inc., Class A	2.4%
Johnson & Johnson	2.0%
UnitedHealth Group, Inc.	1.6%
Merck & Co., Inc.	1.5%
Cisco Systems, Inc.	1.4%
Intel Corp.	1.4%

Top Five Industries	% of net assets
Software	7.1%
Internet Software and Services	5.7%
Semiconductors and Semiconductor Equipment	5.7%
Biotechnology	5.3%
Health Care Equipment and Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Exchange-Traded Funds	1.0%
Total Equity Exposure	99.1%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,089.40	$3.47	0.67%
I Class	$1,000	$1,090.40	$2.44	0.47%
A Class	$1,000	$1,088.20	$4.76	0.92%
C Class	$1,000	$1,084.00	$8.63	1.67%
R Class	$1,000	$1,086.60	$6.05	1.17%
R5 Class	$1,000	$1,025.80(2)	$1.07(3)	0.47%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46(4)	$2.36(4)	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 2.5%
Boeing Co. (The)	210,727	$41,671,264
United Technologies Corp.	299,643	36,589,407
		78,260,671
Airlines — 0.1%
JetBlue Airways Corp.(1)	184,569	4,213,710
Auto Components — 0.6%
Delphi Automotive plc	177,765	15,581,102
LCI Industries	26,875	2,752,000
		18,333,102
Automobiles — 0.9%
Ford Motor Co.	2,464,730	27,580,329
Banks — 3.9%
Bank of America Corp.	446,552	10,833,351
Citigroup, Inc.	196,421	13,136,636
East West Bancorp, Inc.	313,360	18,356,629
JPMorgan Chase & Co.	243,432	22,249,685
PNC Financial Services Group, Inc. (The)	50,402	6,293,698
U.S. Bancorp	677,827	35,192,778
Valley National Bancorp	530,998	6,271,086
Wells Fargo & Co.	224,402	12,434,115
		124,767,978
Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A(1)	51,757	6,839,687
Coca-Cola Co. (The)	31,666	1,420,220
PepsiCo, Inc.	8,740	1,009,383
		9,269,290
Biotechnology — 5.3%
AbbVie, Inc.	576,043	41,768,878
Amgen, Inc.	255,771	44,051,440
Biogen, Inc.(1)	76,350	20,718,336
Celgene Corp.(1)	317,746	41,265,673
Gilead Sciences, Inc.	294,917	20,874,225
		168,678,552
Building Products — 0.6%
Owens Corning	256,714	17,179,301
USG Corp.(1)	106,258	3,083,607
		20,262,908
Capital Markets — 2.6%
Affiliated Managers Group, Inc.	108,825	18,049,715
BlackRock, Inc.	6,715	2,836,483
Evercore Partners, Inc., Class A	327,545	23,091,923

10

	Shares	Value
Goldman Sachs Group, Inc. (The)	158,898	$35,259,466
Janus Henderson Group plc(1)	88,693	2,936,625
		82,174,212
Chemicals — 3.1%
Air Products & Chemicals, Inc.	193,101	27,625,029
Cabot Corp.	429,282	22,936,537
E.I. du Pont de Nemours & Co.	123,855	9,996,337
FMC Corp.	265,774	19,414,791
Huntsman Corp.	461,580	11,927,227
Monsanto Co.	61,167	7,239,726
		99,139,647
Commercial Services and Supplies — 0.5%
MSA Safety, Inc.	18,370	1,491,093
Waste Management, Inc.	207,016	15,184,623
		16,675,716
Communications Equipment — 1.4%
Cisco Systems, Inc.	1,448,914	45,351,008
Consumer Finance — 0.5%
Credit Acceptance Corp.(1)	46,690	12,005,866
OneMain Holdings, Inc., Class A(1)	173,659	4,270,275
		16,276,141
Diversified Consumer Services — 0.3%
H&R Block, Inc.	317,165	9,803,570
Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(1)	140,231	23,750,924
Leucadia National Corp.	515,469	13,484,669
		37,235,593
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	772,395	29,142,464
Verizon Communications, Inc.	113,011	5,047,071
		34,189,535
Electric Utilities — 1.0%
ALLETE, Inc.	22,925	1,643,264
FirstEnergy Corp.	755,804	22,039,245
PPL Corp.	192,887	7,457,011
		31,139,520
Electrical Equipment — 0.9%
Eaton Corp. plc	362,513	28,214,387
Energy Equipment and Services — 2.5%
Baker Hughes, Inc.	354,336	19,314,855
Dril-Quip, Inc.(1)	342,682	16,722,882
Helmerich & Payne, Inc.	108,269	5,883,337
Schlumberger Ltd.	554,647	36,517,959
TechnipFMC plc(1)	73,256	1,992,563
		80,431,596
Equity Real Estate Investment Trusts (REITs) — 1.4%
Care Capital Properties, Inc.	428,476	11,440,309

11

	Shares	Value
Gaming and Leisure Properties, Inc.	258,309	$9,730,500
WP Carey, Inc.	342,333	22,597,402
		43,768,211
Food and Staples Retailing — 3.2%
CVS Health Corp.	447,941	36,041,333
Wal-Mart Stores, Inc.	454,420	34,390,506
Walgreens Boots Alliance, Inc.	408,159	31,962,931
		102,394,770
Food Products — 1.3%
Campbell Soup Co.	188,257	9,817,603
Dean Foods Co.	390,273	6,634,641
Tyson Foods, Inc., Class A	409,646	25,656,129
		42,108,373
Gas Utilities — 0.5%
National Fuel Gas Co.	260,374	14,539,284
Health Care Equipment and Supplies — 4.5%
Becton Dickinson and Co.	155,425	30,324,972
Cooper Cos., Inc. (The)	19,751	4,728,785
CR Bard, Inc.	10,811	3,417,465
Danaher Corp.	97,231	8,205,324
Hologic, Inc.(1)	554,432	25,160,124
Medtronic plc	468,463	41,576,091
Teleflex, Inc.	13,969	2,902,200
Zimmer Biomet Holdings, Inc.	213,503	27,413,785
		143,728,746
Health Care Providers and Services — 2.8%
Anthem, Inc.	116,139	21,849,230
Cigna Corp.	87,052	14,571,634
UnitedHealth Group, Inc.	274,194	50,841,052
		87,261,916
Hotels, Restaurants and Leisure — 3.2%
Aramark	41,665	1,707,432
Carnival Corp.	428,580	28,101,990
Darden Restaurants, Inc.	344,066	31,117,329
Las Vegas Sands Corp.	251,716	16,082,135
Royal Caribbean Cruises Ltd.	233,373	25,491,333
		102,500,219
Household Durables — 0.4%
Garmin Ltd.	95,680	4,882,550
NVR, Inc.(1)	3,064	7,386,109
		12,268,659
Household Products — 1.8%
Kimberly-Clark Corp.	210,317	27,154,028
Procter & Gamble Co. (The)	116,251	10,131,275
Spectrum Brands Holdings, Inc.	169,112	21,145,764
		58,431,067

12

	Shares	Value
Industrial Conglomerates — 2.3%
Carlisle Cos., Inc.	244,333	$23,309,368
General Electric Co.	461,216	12,457,444
Honeywell International, Inc.	287,126	38,271,025
		74,037,837
Insurance — 2.6%
Allstate Corp. (The)	321,589	28,441,331
Everest Re Group Ltd.	90,106	22,940,087
Lincoln National Corp.	52,956	3,578,766
Loews Corp.	104,940	4,912,241
Old Republic International Corp.	361,581	7,061,677
Travelers Cos., Inc. (The)	129,386	16,371,211
		83,305,313
Internet and Direct Marketing Retail — 2.5%
Amazon.com, Inc.(1)	83,246	80,582,128
Internet Software and Services — 5.7%
Alphabet, Inc., Class A(1)	113,436	105,459,180
Facebook, Inc., Class A(1)	503,104	75,958,642
		181,417,822
IT Services — 1.4%
Fidelity National Information Services, Inc.	16,930	1,445,822
International Business Machines Corp.	275,494	42,379,242
		43,825,064
Leisure Products — 0.8%
Brunswick Corp.	382,521	23,995,542
Life Sciences Tools and Services†
Waters Corp.(1)	6,490	1,193,122
Machinery — 3.3%
Cummins, Inc.	172,767	28,026,263
Donaldson Co., Inc.	59,319	2,701,387
Fortive Corp.	46,751	2,961,676
Oshkosh Corp.	291,320	20,066,122
Parker-Hannifin Corp.	90,013	14,385,878
Snap-on, Inc.	73,615	11,631,170
Stanley Black & Decker, Inc.	39,009	5,489,736
Timken Co. (The)	42,326	1,957,577
Toro Co. (The)	234,973	16,281,279
		103,501,088
Media — 2.1%
DISH Network Corp., Class A(1)	381,072	23,916,079
MSG Networks, Inc., Class A(1)	277,691	6,234,163
Omnicom Group, Inc.	301,398	24,985,894
Time Warner, Inc.	110,296	11,074,821
		66,210,957
Metals and Mining — 1.7%
Barrick Gold Corp.	1,327,357	21,118,250
Nucor Corp.	429,294	24,843,244

13

	Shares	Value
Reliance Steel & Aluminum Co.	97,862	$7,125,332
		53,086,826
Oil, Gas and Consumable Fuels — 2.5%
Chevron Corp.	58,772	6,131,683
Devon Energy Corp.	41,088	1,313,583
Exxon Mobil Corp.	556,480	44,924,631
Kinder Morgan, Inc.	75,870	1,453,669
Williams Cos., Inc. (The)	885,965	26,827,020
		80,650,586
Personal Products — 0.1%
Nu Skin Enterprises, Inc., Class A	39,252	2,466,596
Pharmaceuticals — 4.1%
Johnson & Johnson	471,548	62,381,085
Merck & Co., Inc.	763,402	48,926,434
Pfizer, Inc.	535,378	17,983,347
		129,290,866
Professional Services — 0.4%
ManpowerGroup, Inc.	124,667	13,919,071
Real Estate Management and Development — 0.5%
Realogy Holdings Corp.	440,179	14,283,809
Road and Rail — 1.1%
Union Pacific Corp.	330,619	36,007,715
Semiconductors and Semiconductor Equipment — 5.7%
Analog Devices, Inc.	62,549	4,866,312
Applied Materials, Inc.	770,484	31,828,694
Broadcom Ltd.	38,284	8,922,086
Intel Corp.	1,341,835	45,273,513
Lam Research Corp.	181,101	25,613,114
QUALCOMM, Inc.	540,939	29,870,652
Texas Instruments, Inc.	430,164	33,092,517
		179,466,888
Software — 7.1%
Activision Blizzard, Inc.	345,051	19,864,586
Adobe Systems, Inc.(1)	239,335	33,851,542
Intuit, Inc.	149,618	19,870,767
Microsoft Corp.	1,192,982	82,232,249
Oracle Corp. (New York)	836,192	41,926,667
Synopsys, Inc.(1)	36,888	2,690,242
VMware, Inc., Class A(1)	290,770	25,422,021
		225,858,074
Specialty Retail — 1.9%
Best Buy Co., Inc.	494,354	28,341,315
Lowe's Cos., Inc.	402,597	31,213,345
		59,554,660
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	647,664	93,276,569

14

	Shares	Value
Western Digital Corp.	18,794	$1,665,149
		94,941,718
Thrifts and Mortgage Finance — 0.8%
Essent Group Ltd.(1)	657,729	24,428,055
Trading Companies and Distributors — 0.1%
United Rentals, Inc.(1)	35,008	3,945,752
TOTAL COMMON STOCKS (Cost $2,474,951,755)		3,114,968,199
EXCHANGE-TRADED FUNDS — 1.0%
SPDR S&P Bank ETF (Cost $31,902,822)	737,104	32,078,766
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $12,063,932), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $11,775,710)		11,774,847
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $17,805,184), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $17,453,495)		17,453,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	163,305	163,305
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,391,152)		29,391,152
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $2,536,245,729)		3,176,438,117
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,753,769)
TOTAL NET ASSETS — 100.0%		$3,174,684,348

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $2,536,245,729)	$3,176,438,117
Cash	17,079
Receivable for capital shares sold	788,151
Dividends and interest receivable	2,738,101
3,179,981,448

Liabilities
Payable for capital shares redeemed	3,599,910
Accrued management fees	1,649,581
Distribution and service fees payable	47,609
5,297,100

Net Assets	$3,174,684,348

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,358,276,613
Undistributed net realized gain	176,215,347
Net unrealized appreciation	640,192,388
$3,174,684,348

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,542,709,526	79,979,202	$31.79
I Class, $0.01 Par Value	$471,259,617	14,812,291	$31.82
A Class, $0.01 Par Value	$116,980,195	3,683,444	$31.76*
C Class, $0.01 Par Value	$11,776,613	373,914	$31.50
R Class, $0.01 Par Value	$31,953,274	1,005,548	$31.78
R5 Class, $0.01 Par Value	$5,123	161	$31.82
*Maximum offering price $33.70 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,584)	$63,896,206
Interest	63,137
63,959,343

Expenses:
Management fees	20,058,811
Distribution and service fees:
A Class	343,346
C Class	120,564
R Class	152,177
Directors' fees and expenses	198,755
Other expenses	4,677
20,878,330

Net investment income (loss)	43,081,013

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	232,341,877
Futures contract transactions	449,601
232,791,478

Change in net unrealized appreciation (depreciation) on investments	251,097,101

Net realized and unrealized gain (loss)	483,888,579

Net Increase (Decrease) in Net Assets Resulting from Operations	$526,969,592

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$43,081,013	$48,158,559
Net realized gain (loss)	232,791,478	(28,747,639)
Change in net unrealized appreciation (depreciation)	251,097,101	(129,839,493)
Net increase (decrease) in net assets resulting from operations	526,969,592	(110,428,573)

Distributions to Shareholders
From net investment income:
Investor Class	(33,467,426)	(37,271,245)
I Class	(7,117,543)	(7,553,157)
A Class	(1,454,889)	(1,927,047)
C Class	(38,797)	(58,274)
R Class	(253,077)	(264,938)
R5 Class	(17)	—
From net realized gains:
Investor Class	(12,737,507)	(168,968,392)
I Class	(2,370,475)	(29,482,046)
A Class	(706,633)	(10,827,066)
C Class	(62,292)	(983,273)
R Class	(151,947)	(1,855,795)
Decrease in net assets from distributions	(58,360,603)	(259,191,233)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(422,174,359)	(128,314,563)

Net increase (decrease) in net assets	46,434,630	(497,934,369)

Net Assets
Beginning of period	3,128,249,718	3,626,184,087
End of period	$3,174,684,348	$3,128,249,718

Undistributed net investment income	—	$917,942

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

19

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 15% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $30,241,801 and $42,753,038, respectively. The effect of interfund transactions on the Statement of Operations was $4,511,846 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $2,663,406,269 and $3,091,443,185, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	680,000,000		500,000,000
Sold	6,627,026	$199,762,445	8,773,841	$245,418,381
Issued in reinvestment of distributions	1,512,409	45,450,842	7,451,534	203,615,468
Redeemed	(18,862,508)	(565,180,257)	(19,995,458)	(552,526,785)
	(10,723,073)	(319,966,970)	(3,770,083)	(103,492,936)
I Class/Shares Authorized	120,000,000		100,000,000
Sold	2,152,026	64,332,914	1,742,174	48,715,996
Issued in reinvestment of distributions	308,973	9,295,788	1,324,158	36,226,019
Redeemed	(4,176,477)	(124,209,609)	(2,801,956)	(77,828,677)
	(1,715,478)	(50,580,907)	264,376	7,113,338
A Class/Shares Authorized	45,000,000		70,000,000
Sold	557,149	16,638,469	1,075,248	30,338,952
Issued in reinvestment of distributions	65,899	1,973,904	441,683	12,047,893
Redeemed	(2,206,127)	(66,655,485)	(2,646,486)	(73,610,845)
	(1,583,079)	(48,043,112)	(1,129,555)	(31,224,000)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	56,616	1,667,233	70,349	1,995,450
Issued in reinvestment of distributions	3,246	96,253	36,184	976,297
Redeemed	(147,272)	(4,341,361)	(184,738)	(5,069,110)
	(87,410)	(2,577,875)	(78,205)	(2,097,363)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	430,732	12,875,097	357,922	9,969,090
Issued in reinvestment of distributions	13,485	404,919	77,763	2,120,331
Redeemed	(479,021)	(14,290,528)	(386,389)	(10,703,023)
	(34,804)	(1,010,512)	49,296	1,386,398
R5 Class/Shares Authorized	50,000,000		N/A
Sold	160	5,000
Issued in reinvestment of distributions	1	17
	161	5,017
Net increase (decrease)	(14,143,683)	$(422,174,359)	(4,664,171)	$(128,314,563)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

22

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,114,968,199	—	—
Exchange-Traded Funds	32,078,766	—	—
Temporary Cash Investments	163,305	$29,227,847	—
	$3,147,210,270	$29,227,847	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $449,601 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$42,331,749	$84,048,681
Long-term capital gains	$16,028,854	$175,142,552

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,542,442,312
Gross tax appreciation of investments	$673,614,159
Gross tax depreciation of investments	(39,618,354)
Net tax appreciation (depreciation) of investments	$633,995,805
Undistributed ordinary income	$59,899,052
Accumulated long-term gains	$122,512,878

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$27.44	0.40	4.50	4.90	(0.40)	(0.15)	(0.55)	$31.79	17.99%	0.67%	1.34%	85%	$2,542,710
2016	$30.56	0.41	(1.29)	(0.88)	(0.40)	(1.84)	(2.24)	$27.44	(2.78)%	0.67%	1.45%	91%	$2,488,951
2015	$32.75	0.46	1.37	1.83	(0.43)	(3.59)	(4.02)	$30.56	5.93%	0.67%	1.45%	86%	$2,886,976
2014	$27.74	0.44	6.31	6.75	(0.43)	(1.31)	(1.74)	$32.75	24.92%	0.67%	1.45%	80%	$2,568,711
2013	$23.30	0.47	4.43	4.90	(0.46)	—	(0.46)	$27.74	21.19%	0.68%	1.82%	94%	$2,080,375
I Class(3)
2017	$27.46	0.46	4.51	4.97	(0.46)	(0.15)	(0.61)	$31.82	18.21%	0.47%	1.54%	85%	$471,260
2016	$30.58	0.46	(1.29)	(0.83)	(0.45)	(1.84)	(2.29)	$27.46	(2.58)%	0.47%	1.65%	91%	$453,858
2015	$32.77	0.53	1.37	1.90	(0.50)	(3.59)	(4.09)	$30.58	6.13%	0.47%	1.65%	86%	$497,333
2014	$27.75	0.50	6.32	6.82	(0.49)	(1.31)	(1.80)	$32.77	25.19%	0.47%	1.65%	80%	$450,166
2013	$23.31	0.52	4.43	4.95	(0.51)	—	(0.51)	$27.75	21.42%	0.48%	2.02%	94%	$303,312
A Class
2017	$27.41	0.32	4.50	4.82	(0.32)	(0.15)	(0.47)	$31.76	17.71%	0.92%	1.09%	85%	$116,980
2016	$30.53	0.33	(1.29)	(0.96)	(0.32)	(1.84)	(2.16)	$27.41	(3.03)%	0.92%	1.20%	91%	$144,365
2015	$32.72	0.38	1.37	1.75	(0.35)	(3.59)	(3.94)	$30.53	5.67%	0.92%	1.20%	86%	$195,262
2014	$27.72	0.37	6.29	6.66	(0.35)	(1.31)	(1.66)	$32.72	24.59%	0.92%	1.20%	80%	$298,677
2013	$23.28	0.40	4.43	4.83	(0.39)	—	(0.39)	$27.72	20.91%	0.93%	1.57%	94%	$240,027

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$27.19	0.10	4.46	4.56	(0.10)	(0.15)	(0.25)	$31.50	16.78%	1.67%	0.34%	85%	$11,777
2016	$30.29	0.12	(1.27)	(1.15)	(0.11)	(1.84)	(1.95)	$27.19	(3.73)%	1.67%	0.45%	91%	$12,542
2015	$32.50	0.15	1.35	1.50	(0.12)	(3.59)	(3.71)	$30.29	4.87%	1.67%	0.45%	86%	$16,342
2014	$27.54	0.14	6.25	6.39	(0.12)	(1.31)	(1.43)	$32.50	23.68%	1.67%	0.45%	80%	$13,447
2013	$23.13	0.21	4.40	4.61	(0.20)	—	(0.20)	$27.54	20.02%	1.68%	0.82%	94%	$9,039
R Class
2017	$27.43	0.25	4.50	4.75	(0.25)	(0.15)	(0.40)	$31.78	17.37%	1.17%	0.84%	85%	$31,953
2016	$30.54	0.27	(1.29)	(1.02)	(0.25)	(1.84)	(2.09)	$27.43	(3.24)%	1.17%	0.95%	91%	$28,535
2015	$32.74	0.32	1.35	1.67	(0.28)	(3.59)	(3.87)	$30.54	5.38%	1.17%	0.95%	86%	$30,271
2014	$27.73	0.29	6.30	6.59	(0.27)	(1.31)	(1.58)	$32.74	24.31%	1.17%	0.95%	80%	$12,795
2013	$23.29	0.34	4.43	4.77	(0.33)	—	(0.33)	$27.73	20.60%	1.18%	1.32%	94%	$9,600
R5 Class
2017(4)	$31.12	0.11	0.69	0.80	(0.10)	–	(0.10)	$31.82	2.58%	0.47%(5)	1.60%(5)	85%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

31

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for

32

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

33

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $42,331,749, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,424,544 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2017.

The fund hereby designates $22,358,523, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.

The fund utilized earnings and profits of $10,958,433 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 1708

Annual Report

June 30, 2017

Global Gold Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	-21.33%	-10.86%	-3.10%	—	8/17/88
NYSE Arca Gold Miners Index	—	-19.61%	-12.00%	-4.10%	—	—
MSCI World Index	—	18.20%	11.38%	3.96%	—	—
I Class	AGGNX	-21.17%	-10.67%	—	-4.66%	9/28/07
A Class	ACGGX					5/6/98
No sales charge		-21.45%	-11.07%	-3.34%	—
With sales charge		-25.97%	-12.12%	-3.91%	—
C Class	AGYCX	-22.04%	-11.73%	—	-5.80%	9/28/07
R Class	AGGWX	-21.63%	-11.28%	—	-5.32%	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $7,297

NYSE Arca Gold Miners Index — $6,580

MSCI World Index — $14,756

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Elizabeth Xie

Performance Summary

Global Gold declined 21.33%* for the 12 months ended June 30, 2017. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, fell 19.61%. The fund’s return reflects operating expenses, while the benchmark’s return does not.

The poor performance of gold company stocks reflects the difficult pricing environment for gold itself and leverage of gold miners’ profitability to changes in the value of the precious metal.

Gold Prices Declined in Volatile Period

Gold prices fluctuated widely before ultimately finishing the period about 7.5% lower. Starting near the high they would reach for the period above $1,360 per ounce, gold prices fell to a low of $1,125 in December 2016, despite a brief spike around the November U.S. presidential election. Prices recovered somewhat over the remainder of the reporting period to finish at $1,245 per ounce.

Gold Supply Dropped, but So Did Demand

Looking at supply and demand fundamentals in the gold market, demand fell sharply year over year through the first quarter of 2017, the latest period for which data were available, according to the World Gold Council. However, this is partly due to the fact that the first quarter of 2016 was one of the strongest quarters on record, driven by increased demand from gold exchange-traded funds (ETFs). In early 2017, gold ETF demand was positive, but far below prior levels. Central bank demand also slowed for the 12 months ended in March, 2017, with net purchases in the first quarter of 2017 reaching their lowest level in six years. However, jewelry and industrial demand rose slightly.

On a positive note, gold supply fell sharply year over year through the first quarter of 2017. In terms of above-ground supply, gold recycling activity declined sharply, while producers decreased their hedging activity slightly. In addition, according to gold industry analysts Metal Focus, after years of robust growth, gold mine supply actually edged lower in early 2017.

Central Bank, Currency Effects Mixed

Central bank interest rate policies and currency levels typically have important implications for gold prices—higher rates increase the appeal of cash as an interest-bearing asset, and typically decrease the likelihood of future inflation, both of which tend to be negative for gold. During the period, the Federal Reserve (Fed) continued to raise short-term interest rates, although the European Central Bank and Bank of Japan maintained their extraordinary stimulus measures. In addition, higher U.S. interest rates often result in a stronger dollar. Because gold is priced in dollars, an increase in the value of the greenback makes gold more expensive for foreign buyers. However, changing prospects for growth around the globe and geopolitical uncertainty around Trump administration trade and tax policies meant the dollar was volatile but ultimately finished little changed.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Key Detractors

An underweight position in Canadian gold royalty and streaming company Franco-Nevada detracted most from performance relative to the benchmark. Franco-Nevada does not own or operate mines directly, but rather provides financing to resources companies in exchange for royalty payments or a portion of the “stream” produced by the project in question. We owned some of the stock, but less than the index. Other leading detractors were Canada-based exploration and production firms GoGold Resources, Detour Gold, Guyana Goldfields, and SEMAFO, which underperformed amid the decline in gold’s price.

Notable Contributors

The leading contribution to performance relative to the benchmark was a stake in Gold Standard Ventures, which is focused on the acquisition and exploration of gold-bearing properties in Nevada. The company announced new acquisitions and positive findings relating to existing projects that significantly increase its gold reserve estimates. It was a similar story for MAG Silver, which owns a stake in an early stage mining project in Mexico for which estimates of the volume and quality of metal in the ground have been encouraging. In addition, it benefited relative results to have comparatively limited exposure to Goldcorp, Tahoe Resources, Eldorado Gold, and Barrick Gold, among others.

Portfolio Positioning

Our outlook for gold is mixed. On the one hand, the supply backdrop for gold is generally positive—mine supply finally appears to be slowing after growing for many years in a row as new projects came online. In addition, gold continues to hold appeal as a hedge against uncertainty, and we see no shortage of geopolitical risks on the horizon that could spur demand for the precious metal. On the other hand, inflation expectations have moderated after initial concerns that Trump administration policies were likely to be inflationary. In addition, it looks likely that the Fed will continue to hike interest rates, which could well weigh on gold’s price. Nevertheless, companies appear to be managing their hedging practices very conservatively, and we would expect corporate profit margins to rise and share prices to participate given any rally in gold’s price, assuming production costs do not accelerate from here.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Barrick Gold Corp.	10.7%
Newmont Mining Corp.	9.2%
Agnico-Eagle Mines Ltd.*	7.4%
Newcrest Mining Ltd.	6.0%
Franco-Nevada Corp.*	5.6%
Randgold Resources Ltd. ADR	4.9%
Goldcorp, Inc.*	4.2%
Wheaton Precious Metals Corp.	3.7%
Kinross Gold Corp.*	3.1%
Royal Gold, Inc.	2.9%
*Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	56.1%
United States	13.8%
Australia	12.6%
United Kingdom	6.6%
South Africa	4.9%
Peru	2.4%
Mexico	0.8%
China	0.7%
Russia	0.6%
Japan	0.1%
Exchange-Traded Funds	1.1%
Other Assets and Liabilities	0.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	84.8%
Domestic Common Stocks	13.8%
Exchange-Traded Funds	1.1%
Warrants	—**
Total Equity Exposure	99.7%
Other Assets and Liabilities	0.3%
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.00	$3.39	0.67%
I Class	$1,000	$1,043.90	$2.38	0.47%
A Class	$1,000	$1,042.40	$4.66	0.92%
C Class	$1,000	$1,038.60	$8.44	1.67%
R Class	$1,000	$1,041.40	$5.92	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 98.6%
Australia — 12.6%
Evolution Mining Ltd.	1,988,700	$3,695,161
Gold Road Resources Ltd.(1)	5,909,090	3,046,572
Newcrest Mining Ltd.	1,477,513	22,937,936
Northern Star Resources Ltd.	1,388,400	5,088,065
OZ Minerals Ltd.	177,700	1,012,141
Ramelius Resources Ltd.(1)	2,049,200	710,549
Regis Resources Ltd.	2,022,000	5,886,069
Resolute Mining Ltd.	2,180,100	2,004,429
St. Barbara Ltd.(1)	1,623,400	3,643,700
		48,024,622
Canada — 56.1%
Agnico Eagle Mines Ltd. (New York)	192,600	8,690,112
Agnico-Eagle Mines Ltd.	429,366	19,362,526
Alamos Gold, Inc., Class A	135,300	959,870
Alio Gold, Inc.(1)	37,400	169,292
B2Gold Corp.(1)	2,036,082	5,730,798
Barrick Gold Corp.	2,556,812	40,678,879
Centerra Gold, Inc.	803,600	4,387,329
Continental Gold, Inc.(1)	421,100	1,240,440
Detour Gold Corp.(1)	455,701	5,334,316
Eldorado Gold Corp.	444,400	1,178,853
Endeavour Mining Corp.(1)	155,500	2,683,598
First Majestic Silver Corp.(1)	102,400	849,648
First Majestic Silver Corp. (New York)(1)	45,400	377,274
Franco-Nevada Corp. (New York)	102,800	7,418,048
Franco-Nevada Corp.	193,294	13,947,038
GoGold Resources, Inc.(1)	5,526,925	2,557,183
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $4,104,046)(1)(2)	5,877,162	10,061,150
Goldcorp, Inc.	1,193,376	15,386,526
Goldcorp, Inc. (New York)	39,500	509,945
Guyana Goldfields, Inc.(1)	1,621,621	7,602,911
IAMGOLD Corp.(1)	341,519	1,761,846
Kinross Gold Corp.(1)	930,152	3,779,998
Kinross Gold Corp. (New York)(1)	1,924,857	7,834,168
Kirkland Lake Gold Ltd.	485,500	4,593,681
Lucara Diamond Corp.	357,700	761,299
MAG Silver Corp.(1)	129,800	1,694,567
OceanaGold Corp.	1,559,053	4,700,723
Orezone Gold Corp.(1)	5,400,000	3,039,790
Pan American Silver Corp.	78,270	1,316,370
Pan American Silver Corp. (NASDAQ)	145,300	2,443,946
Roxgold, Inc.(1)	3,696,900	3,192,881
Sandstorm Gold Ltd.(1)	345,000	1,332,858
SEMAFO, Inc.(1)	1,463,100	3,373,434

10

	Shares	Value
Silver Standard Resources, Inc.(1)	316,600	$3,074,186
Silvercorp Metals, Inc.	492,500	1,576,091
Tahoe Resources, Inc.	412,200	3,553,667
Torex Gold Resources, Inc.(1)	50,429	961,682
Wheaton Precious Metals Corp.	704,600	14,014,494
Yamana Gold, Inc. (New York)	590,581	1,435,112
		213,566,529
China — 0.7%
Zijin Mining Group Co. Ltd., H Shares	7,992,000	2,636,406
Japan — 0.1%
Asahi Holdings, Inc.	20,300	334,014
Mexico — 0.8%
Industrias Penoles SAB de CV	133,100	3,010,467
Peru — 2.4%
Cia de Minas Buenaventura SAA ADR	784,700	9,024,050
Russia — 0.6%
Alrosa PJSC	1,458,000	2,139,562
South Africa — 4.9%
Anglo American Platinum Ltd.(1)	49,400	1,132,931
AngloGold Ashanti Ltd.	225,302	2,197,932
AngloGold Ashanti Ltd. ADR	578,676	5,624,731
Gold Fields Ltd.	1,638,310	5,651,678
Harmony Gold Mining Co. Ltd.	573,950	947,466
Harmony Gold Mining Co. Ltd. ADR	732,300	1,208,295
Sibanye Gold Ltd. ADR	455,900	2,110,817
		18,873,850
United Kingdom — 6.6%
Acacia Mining plc	57,100	221,720
Centamin plc	3,038,500	6,134,451
Randgold Resources Ltd. ADR	210,900	18,656,214
		25,012,385
United States — 13.8%
Coeur Mining, Inc.(1)	369,559	3,170,816
Hecla Mining Co.	513,475	2,618,723
McEwen Mining, Inc.	204,100	536,783
Newmont Mining Corp.	1,084,214	35,117,691
Royal Gold, Inc.	142,521	11,140,867
		52,584,880
TOTAL COMMON STOCKS (Cost $296,147,691)		375,206,765
EXCHANGE-TRADED FUNDS — 1.1%
VanEck Vectors Gold Miners ETF	146,700	3,239,136
VanEck Vectors Junior Gold Miners ETF	30,700	1,024,766
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,744,355)		4,263,902
WARRANTS†
Canada†
Sandstorm Gold Ltd.(1) (Cost $—)	115,000	1,774
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $300,892,046)		379,472,441
OTHER ASSETS AND LIABILITIES — 0.3%		1,148,443
TOTAL NET ASSETS — 100.0%		$380,620,884

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $10,061,150, which represented 2.6% of total net assets.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $300,892,046)	$379,472,441
Foreign currency holdings, at value (cost of $3,710,878)	3,716,306
Receivable for investments sold	11,103,466
Receivable for capital shares sold	111,638
Dividends and interest receivable	48,661
394,452,512

Liabilities
Disbursements in excess of demand deposit cash	3,486,691
Payable for investments purchased	9,736,301
Payable for capital shares redeemed	394,462
Accrued management fees	208,651
Distribution and service fees payable	5,523
13,831,628

Net Assets	$380,620,884

Net Assets Consist of:
Capital (par value and paid-in surplus)	$449,972,985
Distributions in excess of net investment income	(23,835,652)
Accumulated net realized loss	(124,091,580)
Net unrealized appreciation	78,575,131
$380,620,884

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$351,207,371	42,548,733	$8.25
I Class, $0.01 Par Value	$14,717,493	1,768,373	$8.32
A Class, $0.01 Par Value	$7,894,839	973,778	$8.11*
C Class, $0.01 Par Value	$2,283,937	292,777	$7.80
R Class, $0.01 Par Value	$4,517,244	561,316	$8.05
*Maximum offering price $8.60 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $297,497)	$3,149,638
Interest	5,009
3,154,647

Expenses:
Management fees	2,873,278
Distribution and service fees:
A Class	27,980
C Class	23,388
R Class	22,909
Directors' fees and expenses	27,570
Other expenses	10,099
2,985,224

Net investment income (loss)	169,423

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $29,351 from affiliates)	9,202,260
Foreign currency transactions	31,795
9,234,055

Change in net unrealized appreciation (depreciation) on:
Investments	(124,256,814)
Translation of assets and liabilities in foreign currencies	(5,961)
(124,262,775)

Net realized and unrealized gain (loss)	(115,028,720)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(114,859,297)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$169,423	$154,924
Net realized gain (loss)	9,234,055	(359,536)
Change in net unrealized appreciation (depreciation)	(124,262,775)	192,087,810
Net increase (decrease) in net assets resulting from operations	(114,859,297)	191,883,198

Distributions to Shareholders
From net investment income:
Investor Class	(32,679,261)	—
I Class	(1,045,125)	—
A Class	(904,841)	—
C Class	(174,344)	—
R Class	(385,450)	—
Decrease in net assets from distributions	(35,189,021)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,997,949	11,398,665

Redemption Fees
Increase in net assets from redemption fees	178,360	109,427

Net increase (decrease) in net assets	(132,872,009)	203,391,290

Net Assets
Beginning of period	513,492,893	310,101,603
End of period	$380,620,884	$513,492,893

Distributions in excess of net investment income/ Accumulated net investment loss	$(23,835,652)	$(5,409,259)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

16

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in

17

the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2017 were $118,686,786 and $131,566,362, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		250,000,000
Sold	10,704,655	$110,256,797	10,061,872	$80,043,196
Issued in reinvestment of distributions	4,085,554	30,519,087	—	—
Redeemed	(12,984,754)	(125,559,336)	(9,306,467)	(71,764,552)
	1,805,455	15,216,548	755,405	8,278,644
I Class/Shares Authorized	30,000,000		30,000,000
Sold	1,102,574	10,569,599	804,753	6,404,812
Issued in reinvestment of distributions	138,979	1,045,125	—	—
Redeemed	(799,462)	(7,595,695)	(808,537)	(6,142,676)
	442,091	4,019,029	(3,784)	262,136
A Class/Shares Authorized	20,000,000		20,000,000
Sold	876,933	8,516,443	1,099,174	9,133,207
Issued in reinvestment of distributions	117,864	866,298	—	—
Redeemed	(1,345,884)	(12,815,510)	(862,066)	(6,719,713)
	(351,087)	(3,432,769)	237,108	2,413,494
C Class/Shares Authorized	15,000,000		15,000,000
Sold	160,479	1,429,925	71,547	581,177
Issued in reinvestment of distributions	23,759	168,452	—	—
Redeemed	(125,312)	(1,140,613)	(130,502)	(871,463)
	58,926	457,764	(58,955)	(290,286)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	363,848	3,499,635	270,161	2,009,091
Issued in reinvestment of distributions	52,801	385,450	—	—
Redeemed	(309,653)	(3,147,708)	(173,864)	(1,274,414)
	106,996	737,377	96,297	734,677
Net increase (decrease)	2,062,381	$16,997,949	1,026,071	$11,398,665

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended June 30, 2017 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Orezone Gold Corp.(1)(2)	$5,470,800	—	$302,744	$29,351	—	(1)

(1)	Company was not an affiliate at June 30, 2017.

(2)	Non-income producing.

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7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$86,476,164	$127,090,365	—
Peru	9,024,050	—	—
South Africa	8,943,843	9,930,007	—
United Kingdom	18,656,214	6,356,171	—
United States	52,584,880	—	—
Other Countries	—	56,145,071	—
Exchange-Traded Funds	4,263,902	—	—
Warrants	—	1,774	—
	$179,949,053	$199,523,388	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

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9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$35,189,021	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to distributions in excess of net investment income $16,593,205, accumulated net realized loss $(16,431,332), and capital $(161,873).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$331,388,527
Gross tax appreciation of investments	$84,746,744
Gross tax depreciation of investments	(36,662,830)
Net tax appreciation (depreciation) of investments	48,083,914
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	9,148
Net tax appreciation (depreciation)	$48,093,062
Accumulated short-term capital losses	$(29,750,143)
Accumulated long-term capital losses	$(87,695,020)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$11.66	—(3)	(2.57)	(2.57)	(0.84)	$8.25	(21.33)%	0.67%	0.05%	27%	$351,207
2016	$7.21	—(3)	4.45	4.45	—	$11.66	61.72%	0.68%	0.06%	11%	$474,952
2015	$11.08	0.02	(3.64)	(3.62)	(0.25)	$7.21	(32.61)%	0.67%	0.21%	17%	$288,172
2014	$9.72	0.04	1.32	1.36	—	$11.08	13.99%	0.67%	0.40%	29%	$455,211
2013	$17.08	0.10	(7.26)	(7.16)	(0.20)	$9.72	(42.43)%	0.68%	0.61%	6%	$419,703
I Class(4)
2017	$11.75	0.02	(2.60)	(2.58)	(0.85)	$8.32	(21.17)%	0.47%	0.25%	27%	$14,717
2016	$7.25	0.02	4.48	4.50	—	$11.75	62.07%	0.48%	0.26%	11%	$15,579
2015	$11.14	0.04	(3.67)	(3.63)	(0.26)	$7.25	(32.48)%	0.47%	0.41%	17%	$9,639
2014	$9.75	0.06	1.33	1.39	—	$11.14	14.26%	0.47%	0.60%	29%	$14,375
2013	$17.13	0.14	(7.28)	(7.14)	(0.24)	$9.75	(42.30)%	0.48%	0.81%	6%	$13,976
A Class
2017	$11.47	(0.02)	(2.52)	(2.54)	(0.82)	$8.11	(21.45)%	0.92%	(0.20)%	27%	$7,895
2016	$7.11	(0.01)	4.37	4.36	—	$11.47	61.32%	0.93%	(0.19)%	11%	$15,196
2015	$10.94	(0.01)	(3.59)	(3.60)	(0.23)	$7.11	(32.84)%	0.92%	(0.04)%	17%	$7,732
2014	$9.61	0.01	1.32	1.33	—	$10.94	13.84%	0.92%	0.15%	29%	$18,387
2013	$16.90	0.06	(7.19)	(7.13)	(0.16)	$9.61	(42.61)%	0.93%	0.36%	6%	$10,561

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$11.07	(0.09)	(2.43)	(2.52)	(0.75)	$7.80	(22.04)%	1.67%	(0.95)%	27%	$2,284
2016	$6.91	(0.06)	4.22	4.16	—	$11.07	60.20%	1.68%	(0.94)%	11%	$2,589
2015	$10.64	(0.07)	(3.48)	(3.55)	(0.18)	$6.91	(33.36)%	1.67%	(0.79)%	17%	$2,024
2014	$9.42	(0.06)	1.28	1.22	—	$10.64	12.95%	1.67%	(0.60)%	29%	$3,465
2013	$16.56	(0.05)	(7.06)	(7.11)	(0.03)	$9.42	(43.02)%	1.68%	(0.39)%	6%	$2,102
R Class
2017	$11.39	(0.04)	(2.50)	(2.54)	(0.80)	$8.05	(21.63)%	1.17%	(0.45)%	27%	$4,517
2016	$7.08	(0.03)	4.34	4.31	—	$11.39	60.88%	1.18%	(0.44)%	11%	$5,176
2015	$10.89	(0.02)	(3.58)	(3.60)	(0.21)	$7.08	(32.98)%	1.17%	(0.29)%	17%	$2,534
2014	$9.59	(0.01)	1.31	1.30	—	$10.89	13.56%	1.17%	(0.10)%	29%	$3,494
2013	$16.86	0.03	(7.18)	(7.15)	(0.12)	$9.59	(42.74)%	1.18%	0.11%	6%	$2,574

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Global Gold Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

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In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

29

the three-, five-, and ten-year periods reviewed by the Board and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

30

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $598,572, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For the fiscal year ended June 30, 2017, the fund intends to pass through to shareholders foreign source income of $3,160,506 and foreign taxes paid of $297,497, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2017 are $0.0685 and $0.0064, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 1708

Annual Report

June 30, 2017

Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	15.95%	13.03%	5.34%	—	12/17/90
S&P 500 Index	—	17.90%	14.62%	7.18%	—	—
I Class	AMGIX	16.16%	13.25%	5.55%	—	1/28/98
A Class	AMADX					12/15/97
No sales charge		15.65%	12.75%	5.08%	—
With sales charge		8.99%	11.42%	4.46%	—
C Class	ACGCX	14.77%	11.90%	4.30%	—	6/28/01
R Class	AICRX	15.34%	12.47%	4.82%	—	8/29/03
R5 Class	AICGX	—	—	—	1.68%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $16,838

S&P 500 Index — $20,008

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.68%	0.48%	0.93%	1.68%	1.18%	0.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 15.95%* for the fiscal year ended June 30, 2017, compared with the 17.90% return of its benchmark, the S&P 500 Index.

Income & Growth produced gains for the 12-month period, but trailed the return of its benchmark, the S&P 500 Index. Allocation effects in the financials, telecommunication services, and real estate sectors detracted from fund results, as did stock choices in financials, while holdings in the industrials, utilities, and materials sectors contributed to relative performance.

Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment with a valuation tilt while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and quality insights were detrimental to selection results, while sentiment factors were neutral and valuation factors contributed to performance.

Financials Sector Led Relative Detractors

The fund’s performance was hurt by underweight positioning in the financials sector over the period among banks in particular. Underweight positions in Bank of America and JPMorgan Chase were key individual detractors. The stocks rallied after U.S. presidential election results on the outlook for higher growth and rising interest rates, as well as the possibility of reform in corporate tax policy and industry regulation. They both initially scored poorly in terms of growth and quality factors, but highly in valuation. As a result, we had some exposure to these stocks but less than the benchmark.

The telecommunication services sector was another area of weakness. The fund’s overweight position in the sector detracted from returns, as the sector was the lowest performer in the benchmark during the 12-month period. A notable holding that hampered results was Verizon Communications, which posted its first net loss of wireless subscribers amid stiff industry competition and pricing wars. A position in AT&T also pressured performance. The second-largest wireless carrier also lagged in the competitive environment and faced uncertainty about its contract to merge with AOL Time Warner.

Holdings in the real estate sector also detracted, due to both an overweight in the sector and stock choices. Spirit Realty Capital was a key underperformer, declining after taking a large credit loss on property investments in the retail sector. We sold the position.

Industrials Sector Holdings Bolstered Results

Stock choices in the industrials sector contributed to the portfolio’s relative performance, with an overweight allocation and stock selection in the machinery industry leading returns. Timken rallied in the period, boosting performance. The manufacturer of bearings and related components enjoyed higher earnings over the year due in part to the recovery at Caterpillar, its largest customer. Holdings in the aerospace and defense industry also boosted returns, led by strong performance from airplane maker Boeing. The manufacturer has benefited from an uptick in global air traffic volumes and from renewed interest in defense following the U.S. presidential election. Both stocks were attractive along multiple dimensions of our security selection model.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Positioning in the utilities sector also bolstered the fund’s returns, as stock selection was effective and also pointed us to an underweight position in this sector, which lagged the overall benchmark in performance. Positioning in the multi-utilities and electric utilities sectors was particularly beneficial, with underweight allocations and stock choices both adding to relative returns. In general, we viewed these stocks as unattractive in terms of both our quality and growth metrics. In the materials sector, stock choices in the metals and mining industry boosted performance.

Elsewhere in the portfolio, two of the top individual contributors were in the information technology sector. Applied Materials drove excess returns, as the semiconductors and semiconductor equipment industry boomed and the industry leader enjoyed higher sales and earnings. Data storage and management company NetApp was another strong performer, posting strong revenue and earnings growth in the period. Both stocks scored highly on our growth, quality, and valuation measures. We exited NetApp during the period.

Portfolio Positioning

We utilize a structured, disciplined investment approach for both stock selection and portfolio construction. At period-end, the portfolio’s largest relative and absolute weight continued to be in the information technology sector. We find stocks in the technology hardware and equipment and semiconductors and semiconductor equipment industry groups offering attractive, high-quality earnings growth with positive share price momentum. The portfolio’s second-largest overweight relative to the benchmark is in health care. Our relative position increased after the sector was a top portfolio performer in the second quarter, and due to several new positions in health care stocks. A positive view on the pharmaceuticals, biotechnology, and life sciences industry group helps explain the overweight. The portfolio’s largest underweight is in financials, particularly in the banking industry, which scores poorly on quality and to a lesser extent growth. The consumer staples sector is a key underweight after we trimmed holdings in the sector toward the end of the reporting period, partly due to very low growth and momentum scores among food, beverage, and tobacco stocks.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	3.9%
Alphabet, Inc.*	3.5%
Microsoft Corp.	3.2%
Johnson & Johnson	2.5%
AT&T, Inc.	1.9%
Exxon Mobil Corp.	1.9%
Pfizer, Inc.	1.8%
Merck & Co., Inc.	1.7%
Verizon Communications, Inc.	1.6%
Amgen, Inc.	1.6%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Pharmaceuticals	6.5%
Semiconductors and Semiconductor Equipment	5.8%
Software	5.6%
Technology Hardware, Storage and Peripherals	4.8%
Biotechnology	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.00	$3.39	0.66%
I Class	$1,000	$1,072.90	$2.36	0.46%
A Class	$1,000	$1,070.50	$4.67	0.91%
C Class	$1,000	$1,066.50	$8.51	1.66%
R Class	$1,000	$1,069.20	$5.95	1.16%
R5 Class	$1,000	$1,016.80(2)	$1.06(3)	0.47%
Hypothetical
Investor Class	$1,000	$1,021.52	$3.31	0.66%
I Class	$1,000	$1,022.51	$2.31	0.46%
A Class	$1,000	$1,020.28	$4.56	0.91%
C Class	$1,000	$1,016.56	$8.30	1.66%
R Class	$1,000	$1,019.04	$5.81	1.16%
R5 Class	$1,000	$1,022.46(4)	$2.36(4)	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.8%
Boeing Co. (The)	149,177	$29,499,752
United Technologies Corp.	223,847	27,333,957
		56,833,709
Auto Components — 0.7%
BorgWarner, Inc.	39,514	1,673,813
Magna International, Inc.	295,976	13,712,568
		15,386,381
Automobiles — 1.0%
Ford Motor Co.	1,754,720	19,635,317
Banks — 3.9%
Bank of America Corp.	293,113	7,110,921
Citigroup, Inc.	20,575	1,376,056
East West Bancorp, Inc.	285,606	16,730,800
JPMorgan Chase & Co.	164,377	15,024,058
U.S. Bancorp	457,689	23,763,213
Valley National Bancorp	671,283	7,927,852
Wells Fargo & Co.	145,563	8,065,646
		79,998,546
Beverages — 0.1%
Coca-Cola Co. (The)	28,181	1,263,918
PepsiCo, Inc.	6,721	776,208
		2,040,126
Biotechnology — 4.4%
AbbVie, Inc.	373,385	27,074,146
Amgen, Inc.	189,680	32,668,587
Celgene Corp.(1)	35,583	4,621,164
Gilead Sciences, Inc.	373,320	26,423,590
		90,787,487
Capital Markets — 1.6%
Affiliated Managers Group, Inc.	19,298	3,200,766
Franklin Resources, Inc.	208,100	9,320,799
Goldman Sachs Group, Inc. (The)	21,481	4,766,634
Thomson Reuters Corp.	360,974	16,709,487
		33,997,686
Chemicals — 2.8%
Air Products & Chemicals, Inc.	132,726	18,987,782
Cabot Corp.	222,659	11,896,670
Eastman Chemical Co.	245,703	20,636,595
Monsanto Co.	45,919	5,434,973
		56,956,020
Commercial Services and Supplies — 0.9%
Waste Management, Inc.	259,510	19,035,058

10

	Shares	Value
Communications Equipment — 1.7%
Cisco Systems, Inc.	978,880	$30,638,944
F5 Networks, Inc.(1)	31,328	3,980,536
		34,619,480
Containers and Packaging — 0.3%
WestRock Co.	113,609	6,437,086
Diversified Consumer Services — 0.5%
H&R Block, Inc.	341,550	10,557,310
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	85,040	14,403,225
Leucadia National Corp.	58,048	1,518,535
		15,921,760
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	1,044,148	39,395,704
Verizon Communications, Inc.	741,599	33,119,811
		72,515,515
Electric Utilities — 1.0%
ALLETE, Inc.	10,374	743,608
PPL Corp.	529,636	20,475,728
		21,219,336
Electrical Equipment — 0.8%
Emerson Electric Co.	263,589	15,715,176
Rockwell Automation, Inc.	7,688	1,245,149
		16,960,325
Electronic Equipment, Instruments and Components — 1.6%
Corning, Inc.	383,214	11,515,581
TE Connectivity Ltd.	279,412	21,984,136
		33,499,717
Energy Equipment and Services — 2.5%
Baker Hughes, Inc.	347,326	18,932,740
Helmerich & Payne, Inc.	155,259	8,436,774
Schlumberger Ltd.	367,984	24,228,067
		51,597,581
Equity Real Estate Investment Trusts (REITs) — 3.7%
CBL & Associates Properties, Inc.	182,170	1,535,693
Hospitality Properties Trust	153,274	4,467,937
Lexington Realty Trust	802,630	7,954,063
Omega Healthcare Investors, Inc.	503,769	16,634,452
Select Income REIT	614,384	14,763,648
Senior Housing Properties Trust	330,101	6,747,264
Washington Prime Group, Inc.	960,588	8,040,122
WP Carey, Inc.	258,701	17,076,853
		77,220,032
Food and Staples Retailing — 3.0%
CVS Health Corp.	298,057	23,981,666
Wal-Mart Stores, Inc.	342,132	25,892,550
Walgreens Boots Alliance, Inc.	145,249	11,374,449
		61,248,665

11

	Shares	Value
Food Products — 0.8%
Tyson Foods, Inc., Class A	277,802	$17,398,739
Gas Utilities — 0.2%
National Fuel Gas Co.	61,616	3,440,637
Health Care Equipment and Supplies — 2.8%
Becton Dickinson and Co.	111,599	21,774,081
Medtronic plc	361,729	32,103,449
Zimmer Biomet Holdings, Inc.	23,528	3,020,995
		56,898,525
Health Care Providers and Services — 2.4%
Anthem, Inc.	116,490	21,915,264
Cigna Corp.	62,940	10,535,527
UnitedHealth Group, Inc.	96,787	17,946,245
		50,397,036
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A(1)	148,447	9,101,286
Hotels, Restaurants and Leisure — 3.1%
Carnival Corp.	287,044	18,821,475
Darden Restaurants, Inc.	196,431	17,765,219
Las Vegas Sands Corp.	264,411	16,893,219
Wyndham Worldwide Corp.	107,248	10,768,772
		64,248,685
Household Durables — 0.8%
Garmin Ltd.	330,949	16,888,327
Household Products — 1.3%
Kimberly-Clark Corp.	148,732	19,202,789
Procter & Gamble Co. (The)	77,034	6,713,513
		25,916,302
Industrial Conglomerates — 1.1%
Carlisle Cos., Inc.	11,299	1,077,925
General Electric Co.	321,513	8,684,066
Honeywell International, Inc.	100,908	13,450,027
		23,212,018
Insurance — 2.6%
Allstate Corp. (The)	147,962	13,085,759
Everest Re Group Ltd.	64,574	16,439,895
Old Republic International Corp.	215,117	4,201,235
Travelers Cos., Inc. (The)	155,386	19,660,991
		53,387,880
Internet and Direct Marketing Retail — 1.2%
Amazon.com, Inc.(1)	25,596	24,776,928
Internet Software and Services — 4.3%
Alphabet, Inc., Class A(1)	65,512	60,905,196
Alphabet, Inc., Class C(1)	12,380	11,250,077
Facebook, Inc., Class A(1)	104,412	15,764,124
		87,919,397
IT Services — 2.2%
Fidelity National Information Services, Inc.	53,931	4,605,707

12

	Shares	Value
International Business Machines Corp.	183,085	$28,163,966
Western Union Co. (The)	680,054	12,955,029
		45,724,702
Machinery — 2.7%
Cummins, Inc.	140,632	22,813,323
Parker-Hannifin Corp.	107,313	17,150,763
Stanley Black & Decker, Inc.	74,908	10,541,803
Timken Co. (The)	104,083	4,813,839
		55,319,728
Media — 0.7%
Comcast Corp., Class A	18,726	728,816
Omnicom Group, Inc.	91,436	7,580,044
Time Warner, Inc.	51,938	5,215,095
		13,523,955
Metals and Mining — 0.8%
Nucor Corp.	292,515	16,927,843
Worthington Industries, Inc.	9,355	469,808
		17,397,651
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	127,897	2,382,721
Two Harbors Investment Corp.	1,181,169	11,705,385
		14,088,106
Multiline Retail — 2.3%
Kohl's Corp.	310,804	12,018,791
Nordstrom, Inc.	375,748	17,972,027
Target Corp.	336,250	17,582,512
		47,573,330
Oil, Gas and Consumable Fuels — 4.2%
Apache Corp.	61,010	2,924,209
Chevron Corp.	41,764	4,357,238
Exxon Mobil Corp.	479,923	38,744,184
HollyFrontier Corp.	397,837	10,928,583
Kinder Morgan, Inc.	934,245	17,900,134
Valero Energy Corp.	183,170	12,356,648
		87,210,996
Pharmaceuticals — 6.5%
Eli Lilly & Co.	119,046	9,797,486
Johnson & Johnson	383,973	50,795,788
Merck & Co., Inc.	555,746	35,617,761
Pfizer, Inc.	1,127,873	37,885,254
		134,096,289
Road and Rail — 1.2%
Union Pacific Corp.	226,320	24,648,511
Semiconductors and Semiconductor Equipment — 5.8%
Analog Devices, Inc.	151,505	11,787,089
Applied Materials, Inc.	531,920	21,973,615
Intel Corp.	956,289	32,265,191
13

	Shares	Value
KLA-Tencor Corp.	54,024	$4,943,736
Maxim Integrated Products, Inc.	71,769	3,222,428
QUALCOMM, Inc.	417,180	23,036,680
Texas Instruments, Inc.	292,019	22,465,022
		119,693,761
Software — 5.6%
Activision Blizzard, Inc.	159,440	9,178,961
CA, Inc.	523,769	18,054,318
Microsoft Corp.	966,681	66,633,321
Oracle Corp. (New York)	436,301	21,876,132
		115,742,732
Specialty Retail — 2.4%
American Eagle Outfitters, Inc.	898,778	10,830,275
Best Buy Co., Inc.	321,759	18,446,444
Lowe's Cos., Inc.	274,514	21,283,070
		50,559,789
Technology Hardware, Storage and Peripherals — 4.8%
Apple, Inc.	559,827	80,626,284
HP, Inc.	295,222	5,160,481
Seagate Technology plc	321,205	12,446,694
		98,233,459
Thrifts and Mortgage Finance — 0.7%
New York Community Bancorp, Inc.	1,096,672	14,399,303
Tobacco — 0.1%
Philip Morris International, Inc.	17,489	2,054,083
TOTAL COMMON STOCKS (Cost $1,600,313,865)		2,050,319,292
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $7,333,168), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $7,157,970)		7,157,445
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $10,824,561), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $10,609,301)		10,609,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	94,198	94,198
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,860,643)		17,860,643
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,618,174,508)		2,068,179,935
OTHER ASSETS AND LIABILITIES — (0.1)%		(3,053,266)
TOTAL NET ASSETS — 100.0%		$2,065,126,669

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $1,618,174,508)	$2,068,179,935
Cash	59,074
Receivable for capital shares sold	527,786
Dividends and interest receivable	2,975,195
2,071,741,990

Liabilities
Payable for capital shares redeemed	5,468,461
Accrued management fees	1,096,309
Distribution and service fees payable	50,551
6,615,321

Net Assets	$2,065,126,669

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,502,159,194
Undistributed net investment income	1,615,488
Undistributed net realized gain	111,346,560
Net unrealized appreciation	450,005,427
$2,065,126,669

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,691,048,246	44,618,475	$37.90
I Class, $0.01 Par Value	$181,619,577	4,786,543	$37.94
A Class, $0.01 Par Value	$156,862,900	4,144,253	$37.85*
C Class, $0.01 Par Value	$7,368,324	194,975	$37.79
R Class, $0.01 Par Value	$28,052,294	740,335	$37.89
R5 Class, $0.01 Par Value	$175,328	4,620	$37.95
*Maximum offering price $40.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $66,986)	$57,842,354
Interest	44,375
57,886,729

Expenses:
Management fees	13,146,551
Distribution and service fees:
A Class	487,048
C Class	72,870
R Class	130,266
Directors' fees and expenses	127,435
Other expenses	1,539
13,965,709

Net investment income (loss)	43,921,020

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	166,519,844
Futures contract transactions	(162,920)
Foreign currency transactions	(794)
166,356,130

Change in net unrealized appreciation (depreciation) on investments	90,199,587

Net realized and unrealized gain (loss)	256,555,717

Net Increase (Decrease) in Net Assets Resulting from Operations	$300,476,737

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$43,921,020	$45,166,235
Net realized gain (loss)	166,356,130	(20,226,396)
Change in net unrealized appreciation (depreciation)	90,199,587	(11,671,361)
Net increase (decrease) in net assets resulting from operations	300,476,737	13,268,478

Distributions to Shareholders
From net investment income:
Investor Class	(34,419,168)	(38,365,924)
I Class	(3,932,048)	(3,238,375)
A Class	(3,421,166)	(4,767,828)
C Class	(78,600)	(107,495)
R Class	(415,721)	(385,565)
R5 Class	(876)	—
From net realized gains:
Investor Class	(26,526,679)	(97,868,677)
I Class	(2,969,981)	(7,414,764)
A Class	(3,357,390)	(13,620,564)
C Class	(117,408)	(493,788)
R Class	(400,365)	(1,181,595)
Decrease in net assets from distributions	(75,639,402)	(167,444,575)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(74,413,641)	23,941,525

Net increase (decrease) in net assets	150,423,694	(130,234,572)

Net Assets
Beginning of period	1,914,702,975	2,044,937,547
End of period	$2,065,126,669	$1,914,702,975

Undistributed net investment income	$1,615,488	$898,525

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

18

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $18,151,796 and $16,061,431, respectively. The effect of interfund transactions on the Statement of Operations was $222,820 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $1,631,911,434 and $1,715,986,458, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	370,000,000		300,000,000
Sold	3,084,504	$111,718,105	2,570,316	$86,770,800
Issued in reinvestment of distributions	1,597,377	58,360,090	3,982,081	131,051,786
Redeemed	(5,816,135)	(211,734,127)	(5,812,015)	(196,809,510)
	(1,134,254)	(41,655,932)	740,382	21,013,076
I Class/Shares Authorized	40,000,000		40,000,000
Sold	3,717,548	136,630,528	816,069	27,561,359
Issued in reinvestment of distributions	188,583	6,896,938	322,790	10,642,236
Redeemed	(2,878,847)	(106,659,157)	(798,260)	(27,106,046)
	1,027,284	36,868,309	340,599	11,097,549
A Class/Shares Authorized	50,000,000		65,000,000
Sold	818,053	29,492,371	854,433	28,620,972
Issued in reinvestment of distributions	174,011	6,335,289	530,158	17,411,948
Redeemed	(2,911,497)	(107,408,127)	(1,840,006)	(62,129,542)
	(1,919,433)	(71,580,467)	(455,415)	(16,096,622)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	41,848	1,525,253	26,445	887,112
Issued in reinvestment of distributions	4,561	165,960	15,355	501,920
Redeemed	(50,565)	(1,861,809)	(66,091)	(2,176,535)
	(4,156)	(170,596)	(24,291)	(787,503)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	306,714	11,145,580	375,734	12,613,710
Issued in reinvestment of distributions	7,605	277,704	18,106	594,687
Redeemed	(260,870)	(9,471,903)	(132,890)	(4,493,372)
	53,449	1,951,381	260,950	8,715,025
R5 Class/Shares Authorized	50,000,000		N/A
Sold	4,673	175,683
Issued in reinvestment of distributions	23	876
Redeemed	(76)	(2,895)
	4,620	173,664
Net increase (decrease)	(1,972,490)	$(74,413,641)	862,225	$23,941,525

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

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•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,050,319,292	—	—
Temporary Cash Investments	94,198	$17,766,445	—
	$2,050,413,490	$17,766,445	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $(162,920) in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$57,377,754	$66,550,057
Long-term capital gains	$18,261,648	$100,894,518

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,621,048,814
Gross tax appreciation of investments	$499,416,825
Gross tax depreciation of investments	(52,285,704)
Net tax appreciation (depreciation) of investments	$447,131,121
Undistributed ordinary income	$43,602,331
Accumulated long-term gains	$72,234,023

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$33.91	0.79	4.55	5.34	(0.76)	(0.59)	(1.35)	$37.90	15.95%	0.67%	2.16%	81%	$1,691,048
2016	$36.78	0.82	(0.61)	0.21	(0.84)	(2.24)	(3.08)	$33.91	1.00%	0.68%	2.40%	79%	$1,551,664
2015	$38.52	0.81	0.29	1.10	(0.79)	(2.05)	(2.84)	$36.78	2.87%	0.67%	2.11%	79%	$1,655,693
2014	$31.58	0.77	6.95	7.72	(0.78)	—	(0.78)	$38.52	24.66%	0.67%	2.17%	76%	$1,708,291
2013	$26.29	0.68	5.27	5.95	(0.66)	—	(0.66)	$31.58	22.86%	0.68%	2.39%	74%	$1,417,796
I Class(3)
2017	$33.95	0.86	4.55	5.41	(0.83)	(0.59)	(1.42)	$37.94	16.16%	0.47%	2.36%	81%	$181,620
2016	$36.82	0.88	(0.60)	0.28	(0.91)	(2.24)	(3.15)	$33.95	1.21%	0.48%	2.60%	79%	$127,626
2015	$38.55	0.88	0.30	1.18	(0.86)	(2.05)	(2.91)	$36.82	3.10%	0.47%	2.31%	79%	$125,872
2014	$31.61	0.84	6.95	7.79	(0.85)	—	(0.85)	$38.55	24.89%	0.47%	2.37%	76%	$89,218
2013	$26.31	0.74	5.27	6.01	(0.71)	—	(0.71)	$31.61	23.12%	0.48%	2.59%	74%	$68,152
A Class
2017	$33.87	0.69	4.55	5.24	(0.67)	(0.59)	(1.26)	$37.85	15.65%	0.92%	1.91%	81%	$156,863
2016	$36.74	0.73	(0.61)	0.12	(0.75)	(2.24)	(2.99)	$33.87	0.75%	0.93%	2.15%	79%	$205,390
2015	$38.48	0.71	0.29	1.00	(0.69)	(2.05)	(2.74)	$36.74	2.62%	0.92%	1.86%	79%	$239,515
2014	$31.55	0.68	6.94	7.62	(0.69)	—	(0.69)	$38.48	24.34%	0.92%	1.92%	76%	$232,471
2013	$26.26	0.63	5.24	5.87	(0.58)	—	(0.58)	$31.55	22.58%	0.93%	2.14%	74%	$191,007

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$33.82	0.42	4.53	4.95	(0.39)	(0.59)	(0.98)	$37.79	14.77%	1.67%	1.16%	81%	$7,368
2016	$36.68	0.47	(0.60)	(0.13)	(0.49)	(2.24)	(2.73)	$33.82	0.01%	1.68%	1.40%	79%	$6,734
2015	$38.42	0.42	0.29	0.71	(0.40)	(2.05)	(2.45)	$36.68	1.86%	1.67%	1.11%	79%	$8,195
2014	$31.50	0.41	6.93	7.34	(0.42)	—	(0.42)	$38.42	23.42%	1.67%	1.17%	76%	$5,445
2013	$26.23	0.41	5.23	5.64	(0.37)	—	(0.37)	$31.50	21.63%	1.68%	1.39%	74%	$1,965
R Class
2017	$33.91	0.60	4.55	5.15	(0.58)	(0.59)	(1.17)	$37.89	15.34%	1.17%	1.66%	81%	$28,052
2016	$36.77	0.65	(0.60)	0.05	(0.67)	(2.24)	(2.91)	$33.91	0.52%	1.18%	1.90%	79%	$23,290
2015	$38.51	0.60	0.31	0.91	(0.60)	(2.05)	(2.65)	$36.77	2.36%	1.17%	1.61%	79%	$15,663
2014	$31.57	0.59	6.95	7.54	(0.60)	—	(0.60)	$38.51	24.05%	1.17%	1.67%	76%	$3,577
2013	$26.28	0.57	5.23	5.80	(0.51)	—	(0.51)	$31.57	22.26%	1.18%	1.89%	74%	$2,050
R5 Class
2017(4)	$37.51	0.20	0.43	0.63	(0.19)	—	(0.19)	$37.95	1.68%	0.47%(5)	2.37%(5)	81%(6)	$175

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

30

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

31

the one-year period reviewed by the Board and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

32

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $49,843,452, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $15,110,175 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2017.

The fund hereby designates $18,261,648, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 1708

Annual Report

June 30, 2017

International Core Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACIMX	19.92%	8.90%	0.18%	11/30/06
MSCI EAFE Index	—	20.27%	8.68%	1.02%	—
I Class	ACIUX	20.26%	9.13%	0.38%	11/30/06
A Class	ACIQX				11/30/06
No sales charge		19.74%	8.68%	-0.05%
With sales charge		12.86%	7.39%	-0.64%
C Class	ACIKX	18.96%	7.85%	-0.81%	11/30/06
R Class	ACIRX	19.36%	8.38%	-0.31%	11/30/06
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $10,181

MSCI EAFE Index — $11,074

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.18%	0.98%	1.43%	2.18%	1.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran

International Core Equity returned 19.92%* for the fiscal year ended June 30, 2017, compared with the 20.27% return of the fund’s benchmark, the MSCI EAFE Index.

International Core Equity gained, but slightly trailed the MSCI EAFE Index. Stock selection in the information technology and consumer discretionary sectors weighed on the fund’s results, while materials and energy sector holdings aided relative returns. From a geographical perspective, underperformance was most pronounced in in Germany and Japan, while stock selection in Australia and France was beneficial. The fund’s stock selection process incorporates factors of valuation, quality, and momentum, while striving to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on sentiment detracted from performance, while value and quality insights were additive.

Holdings in Germany and Japan Weighed on Returns

Germany-based ProsiebenSat.1 Media was a key detractor. The European mass media company, which has business lines in television, radio, and print media, weakened after reporting disappointing television ad revenue growth in late 2016. We continue to be positive on the stock as it scores well across all factors.

A number of top individual security detractors were based in Japan, driving portfolio underperformance there. Japan-based information technology stock Mixi, Inc. hurt relative results. While the social media company posted a positive return in the benchmark for the year, it declined in the period that the fund held it, weighing on period results. The stock ranks well on valuation and sentiment measures. Japan-based automotive component manufacturer Toyota Boshoku, part of the Toyota Motor Corp. family of companies, declined in the period. Other detractors included telecommunications services company Nippon Telegraph & Telephone, NTT DOCOMO, and Subaru. All four are in the portfolio because they rank well on quality and valuation measures.

Australia-Based Holdings Led Results

Stock selection in Australia boosted results, as did an underweight to the country. The fund’s position in Aristocrat Leisure was a contributor, as the slot-machine maker posted a 57% rise in profits in the first half of 2017. The company, which sells slot machines in 90 countries, enjoyed particular revenue strength across the Americas and in its digital products. We like the stock for its strong scores on sentiment and quality. Fortescue Metals, OZ Minerals, Qantas Airways, and BlueScope Steel were other Australia-based contributors. We exited our positions in Fortescue Metals, OZ Minerals, and BlueScope Steel as their factor rankings shifted.

Investments in France were the second-largest contributor geographically. France-based bank BNP Paribas was a top individual contributor. European bank earnings improved with the more optimistic global growth outlook and the possibility for higher interest rates going forward, positive for bank earnings. The lending environment in Europe also picked up, boosting bank performance. The company ranks well on sentiment and valuation measures. France-based auto maker Peugeot boosted portfolio performance. The company announced its first dividend since 2010 in the first half of 2017, and raised profit and revenue guidance for the year. Management noted that they

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

expected the auto markets to be stable across Europe, Latin America, and Russia, with added growth from China in the medium term. The stock enjoys high scores across all three factors.

Portfolio Positioning

We utilize a structured, disciplined investment approach for both stock selection and portfolio construction. At the sector level, telecommunication services and consumer discretionary sectors are the fund’s largest overweight positions. Key underweights are in the industrials and consumer staples sectors. On a country basis, the fund invests in a number of emerging markets outside the MSCI EAFE benchmark. Its largest overweights were in Sweden and Switzerland, while the biggest underweights were in the U.K. and Japan.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Nestle SA	2.3%
HSBC Holdings plc (London)	2.2%
iShares MSCI EAFE ETF	2.2%
Roche Holding AG	2.1%
GlaxoSmithKline plc	1.7%
BNP Paribas SA	1.5%
ING Groep NV	1.4%
Rio Tinto plc	1.3%
Australia & New Zealand Banking Group Ltd.	1.3%
Societe Generale SA	1.2%

Investments by Country	% of net assets
Japan	19.9%
United Kingdom	14.4%
Switzerland	10.3%
France	8.6%
Germany	7.8%
Sweden	4.9%
Australia	4.8%
Spain	4.3%
Denmark	2.7%
Netherlands	2.7%
Other Countries	15.5%
Exchange-Traded Funds*	2.9%
Cash and Equivalents**	1.2%
* Category may increase exposure to the countries indicated. The Schedule of Investments provides additonal information on the fund's portfolio holdings.
** Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	95.9%
Exchange-Traded Funds	2.9%
Total Equity Exposure	98.8%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,155.30	$6.20	1.16%
I Class	$1,000	$1,156.40	$5.13	0.96%
A Class	$1,000	$1,153.60	$7.53	1.41%
C Class	$1,000	$1,150.20	$11.52	2.16%
R Class	$1,000	$1,152.80	$8.86	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
I Class	$1,000	$1,020.03	$4.81	0.96%
A Class	$1,000	$1,017.80	$7.05	1.41%
C Class	$1,000	$1,014.08	$10.79	2.16%
R Class	$1,000	$1,016.56	$8.30	1.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 95.9%
Australia — 4.8%
Aristocrat Leisure Ltd.	17,722	$307,293
Australia & New Zealand Banking Group Ltd.	17,269	381,199
Coca-Cola Amatil Ltd.	8,677	61,556
Downer EDI Ltd.	18,637	91,819
Qantas Airways Ltd.	74,019	325,417
Regis Resources Ltd.	20,834	60,529
Scentre Group	23,914	74,440
Super Retail Group Ltd.	7,274	45,845
Westpac Banking Corp.	4,062	95,254
		1,443,352
Austria — 0.4%
OMV AG	1,875	97,300
Raiffeisen Bank International AG(1)	1,155	29,154
		126,454
Belgium — 0.6%
KBC Group NV	2,575	195,314
Brazil — 0.2%
Banco Bradesco SA Preference Shares	6,930	58,885
China — 1.0%
China Petroleum & Chemical Corp., H Shares	238,000	185,646
Country Garden Holdings Co.	87,000	100,846
		286,492
Denmark — 2.7%
GN Store Nord A/S	5,397	157,590
H Lundbeck A/S	4,386	246,169
Novo Nordisk A/S, B Shares	1,268	54,301
Vestas Wind Systems A/S	3,958	365,381
		823,441
Finland — 0.9%
Neste Oyj	2,054	80,913
UPM-Kymmene Oyj	6,396	182,337
		263,250
France — 8.6%
BNP Paribas SA	6,439	463,762
Bouygues SA	5,565	234,666
Christian Dior SE(1)	117	33,455
CNP Assurances	6,662	149,555
Faurecia	3,647	185,236
Metropole Television SA	9,130	212,519
Peugeot SA	3,953	78,853
Safran SA	1,845	169,087
Sanofi	1,704	163,016
Societe Generale SA	6,984	375,786
TOTAL SA	1,330	65,752
Ubisoft Entertainment SA(1)	2,132	120,974

10

	Shares	Value
Valeo SA	1,083	$72,968
Vinci SA	3,169	270,483
		2,596,112
Germany — 7.8%
Allianz SE	365	71,871
BASF SE	1,237	114,567
Bayer AG	2,184	282,372
Covestro AG	1,749	126,270
Deutsche Lufthansa AG	8,794	200,128
Deutsche Telekom AG	17,529	314,726
Deutsche Wohnen AG	1,851	70,802
E.ON SE	10,703	100,827
HUGO BOSS AG	800	56,011
Muenchener Rueckversicherungs-Gesellschaft AG	885	178,457
ProSiebenSat.1 Media SE	6,919	289,549
Schaeffler AG Preference Shares	6,721	96,262
Siemens AG	1,787	245,637
Vonovia SE	4,951	196,588
		2,344,067
Hong Kong — 1.9%
BOC Hong Kong Holdings Ltd.	71,000	339,656
Man Wah Holdings Ltd.	108,000	96,969
WH Group Ltd.	85,000	85,790
Wheelock & Co. Ltd.	8,000	60,353
		582,768
India — 1.3%
ITC Ltd.	26,482	132,600
Maruti Suzuki India Ltd.	1,157	129,194
Tata Power Co. Ltd. (The)	103,096	128,476
		390,270
Ireland — 1.2%
CRH plc	3,054	108,045
Glanbia plc	9,848	192,620
Smurfit Kappa Group plc	1,599	49,776
		350,441
Israel — 1.4%
Bezeq The Israeli Telecommunication Corp. Ltd.	22,796	37,839
Check Point Software Technologies Ltd.(1)	2,600	283,608
Tower Semiconductor Ltd.(1)	4,473	107,097
		428,544
Italy — 0.3%
Fiat Chrysler Automobiles NV(1)	3,617	38,130
Mediaset SpA	13,972	54,928
		93,058
Japan — 19.9%
Astellas Pharma, Inc.	10,100	123,427
Bridgestone Corp.	4,600	197,946
Brother Industries Ltd.	5,800	133,713
Canon, Inc.	2,700	91,604
Hitachi Chemical Co. Ltd.	6,100	181,685
Hitachi Construction Machinery Co. Ltd.	7,900	197,158

11

	Shares	Value
IHI Corp.(1)	54,000	$183,401
JXTG Holdings, Inc.	54,000	235,588
KDDI Corp.	7,500	198,377
Kirin Holdings Co. Ltd.	15,900	323,584
Miraca Holdings, Inc.	5,200	233,474
Mitsubishi Chemical Holdings Corp.	34,600	286,121
Mitsubishi Gas Chemical Co., Inc.	2,500	52,790
Mitsubishi UFJ Financial Group, Inc.	32,400	217,431
Mixi, Inc.	800	44,454
Mizuho Financial Group, Inc.	100,700	183,897
Nippon Telegraph & Telephone Corp.	7,100	335,195
NSK Ltd.	12,300	153,429
NTT DOCOMO, Inc.	9,400	221,639
Oracle Corp. (Tokyo)	500	32,407
Recruit Holdings Co. Ltd.	2,100	36,053
SoftBank Group Corp.	700	56,616
Sompo Holdings, Inc.	800	30,862
Sony Corp.	5,600	213,395
Subaru Corp.	8,700	292,849
Sumitomo Mitsui Financial Group, Inc.	1,600	62,293
Suzuki Motor Corp.	7,200	341,196
T&D Holdings, Inc.	9,800	148,950
Taisei Corp.	5,000	45,610
Tokyo Electron Ltd.	1,900	256,092
Toshiba TEC Corp.	30,000	154,968
Tosoh Corp.	27,000	276,301
Toyota Boshoku Corp.	10,800	202,413
Toyota Motor Corp.	4,100	214,815
TS Tech Co. Ltd.	1,600	46,517
		6,006,250
Netherlands — 2.7%
ING Groep NV	25,152	433,783
Koninklijke Ahold Delhaize NV	6,937	132,632
NN Group NV	4,464	158,667
Unilever NV CVA	1,355	74,781
		799,863
Norway — 1.8%
Marine Harvest ASA	17,429	298,321
Subsea 7 SA	18,792	252,773
		551,094
Portugal — 1.0%
EDP - Energias de Portugal SA	93,429	305,510
Singapore — 1.1%
Global Logistic Properties Ltd.	18,400	38,223
United Overseas Bank Ltd.	8,200	137,704
Yangzijiang Shipbuilding Holdings Ltd.	128,800	111,329
Yanlord Land Group Ltd.	42,600	54,304
		341,560
South Korea — 1.3%
Lotte Chemical Corp.	558	167,768
Samsung Electronics Co. Ltd.	67	139,194

12

	Shares	Value
SK Innovation Co. Ltd.	696	$96,418
		403,380
Spain — 4.3%
Amadeus IT Group SA, A Shares	5,222	312,231
Banco Santander SA	40,454	267,617
CaixaBank SA	10,824	51,676
Distribuidora Internacional de Alimentacion SA	18,362	114,319
Endesa SA	3,318	76,437
Fomento de Construcciones y Contratas SA(1)	3,806	41,084
Mediaset Espana Comunicacion SA	15,607	194,209
Telefonica SA	24,372	251,586
		1,309,159
Sweden — 4.9%
Atlas Copco AB, A Shares	2,604	99,836
Axfood AB	7,200	120,161
Electrolux ABSeries B	7,884	258,380
Fabege AB	8,485	163,160
Industrivarden AB, C Shares	13,048	312,853
Investor AB, B Shares	5,988	288,571
Kinnevik AB, B Shares	7,343	224,787
		1,467,748
Switzerland — 10.3%
ABB Ltd.	15,113	373,215
dormakaba Holding AG	351	304,915
Logitech International SA	4,708	173,070
Nestle SA	7,862	684,205
Novartis AG	4,154	345,697
Roche Holding AG	2,482	632,083
Swiss Re AG	2,066	188,846
UBS Group AG	4,559	77,212
Zurich Insurance Group AG	1,164	338,797
		3,118,040
Taiwan — 1.1%
Formosa Chemicals & Fibre Corp.	31,000	97,321
Formosa Petrochemical Corp.	22,000	75,937
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,500	87,400
Uni-President Enterprises Corp.	35,000	70,184
		330,842
United Kingdom — 14.4%
3i Group plc	6,948	81,671
AA plc	10,393	30,863
Anglo American plc(1)	8,485	113,165
British American Tobacco plc	3,877	264,296
BT Group plc	14,626	56,149
Centamin plc	68,701	138,514
Centrica plc	69,597	181,474
Evraz plc(1)	48,439	130,532
Experian plc	6,187	126,917
G4S plc	70,458	299,531
GlaxoSmithKline plc	23,987	510,961
Hiscox Ltd.	14,435	238,207

13

	Shares	Value
HSBC Holdings plc (London)	73,109	$677,686
Imperial Brands plc	7,448	334,527
Indivior plc	12,859	52,372
ITV plc	24,822	58,645
Legal & General Group plc	37,276	125,405
Reckitt Benckiser Group plc	570	57,788
Rio Tinto plc	9,319	393,499
Royal Dutch Shell plc, B Shares	10,162	272,982
Stagecoach Group plc	12,556	30,467
Unilever plc	1,543	83,502
Vodafone Group plc	11,000	31,197
WM Morrison Supermarkets plc	20,000	62,830
		4,353,180
TOTAL COMMON STOCKS (Cost $26,332,419)		28,969,074
EXCHANGE-TRADED FUNDS — 2.9%
iShares MSCI Japan ETF	4,136	221,896
iShares MSCI EAFE ETF	10,200	665,040
TOTAL EXCHANGE-TRADED FUNDS (Cost $862,764)		886,936
TEMPORARY CASH INVESTMENTS — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $412,644)	412,644	412,644
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $27,607,827)		30,268,654
OTHER ASSETS AND LIABILITIES — (0.2)%		(59,307)
TOTAL NET ASSETS — 100.0%		$30,209,347

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.7%
Industrials	13.0%
Consumer Discretionary	12.5%
Consumer Staples	10.5%
Health Care	9.2%
Materials	8.1%
Information Technology	6.3%
Telecommunication Services	5.0%
Energy	4.5%
Utilities	2.6%
Real Estate	2.5%
Exchange-Traded Funds	2.9%
Cash and Equivalents*	1.2%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $27,607,827)	$30,268,654
Foreign currency holdings, at value (cost of $39,273)	39,514
Receivable for capital shares sold	7,147
Dividends and interest receivable	122,970
30,438,285

Liabilities
Payable for capital shares redeemed	190,377
Accrued management fees	27,685
Distribution and service fees payable	1,964
Accrued foreign taxes	8,912
228,938

Net Assets	$30,209,347

Net Assets Consist of:
Capital (par value and paid-in surplus)	$32,086,582
Undistributed net investment income	271,686
Accumulated net realized loss	(4,803,283)
Net unrealized appreciation	2,654,362
$30,209,347

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,938,003	2,325,054	$9.01
I Class, $0.01 Par Value	$4,116,955	456,192	$9.02
A Class, $0.01 Par Value	$3,306,840	366,818	$9.01*
C Class, $0.01 Par Value	$1,138,986	127,172	$8.96
R Class, $0.01 Par Value	$708,563	78,883	$8.98
*Maximum offering price $9.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $83,276)	$980,583
Interest	1,472
982,055

Expenses:
Management fees	331,763
Distribution and service fees:
A Class	13,424
C Class	10,644
R Class	3,153
Directors' fees and expenses	1,837
Other expenses	1,971
362,792

Net investment income (loss)	619,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(641))	1,349,268
Foreign currency transactions	(18,319)
1,330,949

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(8,912))	3,179,067
Translation of assets and liabilities in foreign currencies	4,784
3,183,851

Net realized and unrealized gain (loss)	4,514,800

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,134,063

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$619,263	$596,211
Net realized gain (loss)	1,330,949	(3,505,814)
Change in net unrealized appreciation (depreciation)	3,183,851	(1,247,420)
Net increase (decrease) in net assets resulting from operations	5,134,063	(4,157,023)

Distributions to Shareholders
From net investment income:
Investor Class	(587,847)	(454,533)
I Class	(41,732)	(33,011)
A Class	(131,570)	(128,078)
C Class	(17,203)	(11,272)
R Class	(13,240)	(8,431)
Decrease in net assets from distributions	(791,592)	(635,325)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,134,230)	(93,154)

Redemption Fees
Increase in net assets from redemption fees	14,164	11,621

Net increase (decrease) in net assets	1,222,405	(4,873,881)

Net Assets
Beginning of period	28,986,942	33,860,823
End of period	$30,209,347	$28,986,942

Undistributed net investment income	$271,686	$254,521

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

18

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign tax withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.8180% to 1.0000%	0.2500% to 0.3100%	1.14%
I Class		0.0500% to 0.1100%	0.94%
A Class		0.2500% to 0.3100%	1.14%
C Class		0.2500% to 0.3100%	1.14%
R Class		0.2500% to 0.3100%	1.14%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $193,697 and $89,504, respectively. The effect of interfund transactions on the Statement of Operations was $24,464 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $32,848,144 and $36,033,230, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	1,400,301	$11,621,285	1,794,729	$14,683,328
Issued in reinvestment of distributions	73,609	571,945	54,868	439,489
Redeemed	(1,698,539)	(13,938,911)	(1,816,957)	(14,662,062)
	(224,629)	(1,745,681)	32,640	460,755
I Class/Shares Authorized	25,000,000		25,000,000
Sold	405,635	3,562,135	127,204	1,006,633
Issued in reinvestment of distributions	5,364	41,732	4,116	33,011
Redeemed	(107,974)	(878,910)	(160,182)	(1,277,117)
	303,025	2,724,957	(28,862)	(237,473)
A Class/Shares Authorized	20,000,000		20,000,000
Sold	79,860	659,464	296,869	2,446,797
Issued in reinvestment of distributions	16,881	131,504	15,677	125,885
Redeemed	(565,166)	(4,769,422)	(399,036)	(3,161,451)
	(468,425)	(3,978,454)	(86,490)	(588,769)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	29,282	243,300	43,899	352,058
Issued in reinvestment of distributions	2,029	15,765	1,283	10,279
Redeemed	(52,144)	(420,543)	(26,227)	(211,171)
	(20,833)	(161,478)	18,955	151,166
R Class/Shares Authorized	15,000,000		15,000,000
Sold	13,164	111,074	18,553	150,026
Issued in reinvestment of distributions	1,704	13,240	1,053	8,431
Redeemed	(11,773)	(97,888)	(4,521)	(37,290)
	3,095	26,426	15,085	121,167
Net increase (decrease)	(407,767)	$(3,134,230)	(48,672)	$(93,154)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$371,008	$28,598,066	—
Exchange-Traded Funds	886,936	—	—
Temporary Cash Investments	412,644	—	—
	$1,670,588	$28,598,066	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$791,592	$635,325
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$27,669,536
Gross tax appreciation of investments	$3,137,251
Gross tax depreciation of investments	(538,133)
Net tax appreciation (depreciation) of investments	2,599,118
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(6,464)
Net tax appreciation (depreciation)	$2,592,654
Undistributed ordinary income	$331,338
Accumulated short-term capital losses	$(4,476,513)
Accumulated long-term capital losses	$(324,714)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

22

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2018*	Unlimited (Short-Term)	Unlimited (Long-Term)
$(1,979,923)	$(2,496,590)	$(324,714)

*As a result of a shift in ownership of the fund, the utilization of these capital loss carryovers are limited.

9. Recently Issued Accounting Guidance
In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.71	0.18	1.33	1.51	(0.21)	$9.01	19.92%	1.15%	2.19%	113%	$20,938
2016	$8.89	0.16	(1.18)	(1.02)	(0.16)	$7.71	(11.53)%	1.17%	1.94%	117%	$19,646
2015	$9.68	0.24	(0.75)	(0.51)	(0.28)	$8.89	(5.11)%	1.15%	2.67%	96%	$22,366
2014	$7.77	0.26	1.76	2.02	(0.11)	$9.68	26.15%	1.15%	2.61%	125%	$11,859
2013	$6.66	0.22	1.13	1.35	(0.24)	$7.77	20.60%	1.16%	2.85%	101%	$3,233
I Class(3)
2017	$7.72	0.20	1.33	1.53	(0.23)	$9.02	20.26%	0.95%	2.39%	113%	$4,117
2016	$8.90	0.17	(1.17)	(1.00)	(0.18)	$7.72	(11.34)%	0.97%	2.14%	117%	$1,183
2015	$9.69	0.26	(0.75)	(0.49)	(0.30)	$8.90	(4.91)%	0.95%	2.87%	96%	$1,621
2014	$7.78	0.28	1.76	2.04	(0.13)	$9.69	26.37%	0.95%	2.81%	125%	$921
2013	$6.67	0.22	1.15	1.37	(0.26)	$7.78	20.81%	0.96%	3.05%	101%	$504
A Class
2017	$7.71	0.15	1.34	1.49	(0.19)	$9.01	19.74%	1.40%	1.94%	113%	$3,307
2016	$8.89	0.13	(1.17)	(1.04)	(0.14)	$7.71	(11.75)%	1.42%	1.69%	117%	$6,441
2015	$9.67	0.24	(0.76)	(0.52)	(0.26)	$8.89	(5.25)%	1.40%	2.42%	96%	$8,196
2014	$7.76	0.16	1.84	2.00	(0.09)	$9.67	25.87%	1.40%	2.36%	125%	$3,164
2013	$6.65	0.19	1.15	1.34	(0.23)	$7.76	20.34%	1.41%	2.60%	101%	$2,162

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$7.66	0.10	1.33	1.43	(0.13)	$8.96	18.96%	2.15%	1.19%	113%	$1,139
2016	$8.84	0.08	(1.18)	(1.10)	(0.08)	$7.66	(12.48)%	2.17%	0.94%	117%	$1,134
2015	$9.62	0.13	(0.72)	(0.59)	(0.19)	$8.84	(6.02)%	2.15%	1.67%	96%	$1,141
2014	$7.72	0.14	1.78	1.92	(0.02)	$9.62	24.92%	2.15%	1.61%	125%	$1,081
2013	$6.62	0.14	1.13	1.27	(0.17)	$7.72	19.40%	2.16%	1.85%	101%	$974
R Class
2017	$7.69	0.14	1.32	1.46	(0.17)	$8.98	19.36%	1.65%	1.69%	113%	$709
2016	$8.86	0.12	(1.17)	(1.05)	(0.12)	$7.69	(11.90)%	1.67%	1.44%	117%	$583
2015	$9.65	0.16	(0.72)	(0.56)	(0.23)	$8.86	(5.61)%	1.65%	2.17%	96%	$538
2014	$7.74	0.19	1.79	1.98	(0.07)	$9.65	25.62%	1.65%	2.11%	125%	$1,242
2013	$6.64	0.17	1.14	1.31	(0.21)	$7.74	19.93%	1.66%	2.35%	101%	$956

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

30

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

31

the three-, five-, and ten-year periods reviewed by the Board and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

32

below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For the fiscal year ended June 30, 2017, the fund intends to pass through to shareholders foreign source income of $1,043,455 and foreign taxes paid of $83,022, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2017 are $0.3111 and $0.0248, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92985 1708

Annual Report

June 30, 2017

Multi-Asset Real Return Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASIOX	3.92%	-0.16%	0.22%	4/30/10
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-0.63%	0.27%	3.00%	—
I Class	ASINX	4.12%	0.06%	0.42%	4/30/10
A Class	ASIDX				4/30/10
No sales charge		3.73%	-0.40%	-0.02%
With sales charge		-2.21%	-1.57%	-0.84%
C Class	ASIZX	2.86%	-1.14%	-0.78%	4/30/10
R Class	ASIUX	3.44%	-0.63%	-0.28%	4/30/10
R5 Class	AMRUX	—	—	0.82%	4/10/17
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $10,156

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $12,365

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
1.18%	0.98%	1.43%	2.18%	1.68%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, John Lovito, Steven Brown, and Peruvemba Satish

In February 2017, Peruvemba Satish, Director of Global Analytics, was named a portfolio manager for Multi-Asset Real Return.

Performance Summary

For the 12 months ended June 30, 2017, Multi-Asset Real Return returned 3.92%.* The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned -0.63%. Fund returns reflect operating expenses, while index returns do not.

The fund’s performance reflected the mixed—but generally positive—backdrop for equity, fixed-income, and commodities investments that typically provide investor protection against the primary sources of inflation. Although TIPS declined modestly, they significantly outperformed nominal U.S. Treasuries amid higher inflation and interest rates.

Inflation Edged Higher but Remained Low

In the first several months of the reporting period, inflation generally remained on an upward trend. Data released during the period showed economic growth improved in the U.S. and throughout the developed markets. Investor optimism received a boost from the November U.S. presidential election results, which fueled expectations for faster growth, a stronger dollar, and higher inflation from Donald Trump’s pro-growth policy agenda. Later in November, an announcement from OPEC outlining oil production cuts triggered an oil price rally, which helped drive the global commodities markets higher. Meanwhile, the yield on the 10-year Treasury note increased from 1.47% to 2.45% during the second half of 2016, according to Bloomberg.

Against this backdrop, year-over-year U.S. headline inflation (as measured by the Consumer Price Index, or CPI), climbed from 1.0% in June 2016 to a reporting-period-high 2.7% in February 2017. Similarly, longer-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries), increased from 143 basis points (bps) in June 2016 to a reporting-period-high 206 bps in January 2017, according to Bloomberg. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years. Meanwhile, the Federal Reserve resumed its rate-tightening campaign, which had been on hold since December 2015, with a 25 bps increase in the federal funds rate target in December 2016 (followed by additional rate hikes in March and June).

Market sentiment shifted in the final months of the reporting period, as mixed economic data, falling commodity prices, and early setbacks for President Trump’s pro-growth agenda dampened growth outlooks. Year-over-year headline CPI dropped to 1.6% in June 2017, and the 10-year breakeven rate ended the 12-month period at 174 bps. Overall, though, both indicators were higher compared with a year earlier. In non-U.S. developed markets, where central banks maintained their aggressive stimulus programs in an effort to boost growth and inflation, economic indicators improved modestly, and inflation remained mixed. At the end of June 2017, year-over-year headline inflation was only 1.3% in the eurozone, but it was 2.6% in the U.K. Japan continued to flirt with deflation, as the nation’s year-over-year headline inflation rate ended the period at 0.4%.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Most Sectors Contributed to Performance

The portfolio’s allocation to infrastructure-related and other equity sectors sensitive to improving growth and inflation regime was the largest contributor to performance. Stocks rallied sharply, bolstered by improving economic data and upbeat earnings reports. Early in the period, we rotated our equity exposure away from lower-volatility, defensive sectors into cyclical sectors including financials, industrials, and materials, which benefited as growth sectors outperformed.

In addition, our fixed-income component, among the portfolio’s largest allocations, also contributed to performance. Although TIPS detracted, our holdings in securitized bonds, investment-grade and high-yield corporate bonds, and emerging markets bonds, in conjunction with an “inflation overlay” created by a position in inflation swaps, generally outperformed TIPS and lifted portfolio performance.

Although commodities generally struggled during the period, our exposure to the asset class contributed to performance, largely due to the rally among oil and other commodities prices in late 2016. In particular, our holdings in the energy and metals and mining sectors aided results. Meanwhile, weak performance from global REITs in late 2016 weighed on the portfolio’s global REITs component. In particular, rising interest rates and a strong U.S. dollar took a toll on REIT performance in late 2016. Our property stocks contributed to portfolio performance in the second half of the reporting period, largely due to gains among logistics REITs in the U.S. and Australia, but not enough to offset earlier declines.

The portfolio’s non-dollar currency overlay strategy detracted from performance, primarily due to select exposure to emerging markets, including Brazil, which struggled under mounting political unrest.

Outlook

During the reporting period, we reduced the portfolio’s fixed-income exposure in favor of increasing the portfolio’s global REITs exposure. After underperforming midway through the period on fears of rising interest rates, global REITS appeared attractively valued, particularly given our expectations for interest rates to remain range-bound. We also reduced exposure to commodities, using the proceeds to increase the portfolio’s position in equities. We have a more optimistic outlook for equities, due to improving economic fundamentals and solid corporate profits. Within the equity allocation, we boosted exposure to Europe, where we believe the economic backdrop and corporate earnings growth rates are particularly compelling.

Looking ahead, we continue to believe stabilization in commodities prices coupled with a shift to pro-growth policies and potential protectionist actions from the Trump administration eventually will create higher inflation than is currently priced into the bond market.

6

Fund Characteristics

JUNE 30, 2017
Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	32.3%
Foreign Common Stocks*	14.5%
U.S. Treasury Securities	12.5%
Corporate Bonds	12.0%
Collateralized Mortgage Obligations	11.4%
Commercial Mortgage-Backed Securities	3.4%
Exchange-Traded Funds	3.3%
Sovereign Governments and Agencies	2.8%
Asset-Backed Securities	2.5%
Temporary Cash Investments	5.9%
Other Assets and Liabilities	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.20	$4.50	0.89%
I Class	$1,000	$1,040.10	$3.49	0.69%
A Class	$1,000	$1,039.50	$5.76	1.14%
C Class	$1,000	$1,034.30	$9.53	1.89%
R Class	$1,000	$1,037.80	$7.02	1.39%
R5 Class	$1,000	$1,008.20(2)	$1.56(3)	0.69%
Hypothetical
Investor Class	$1,000	$1,020.38	$4.46	0.89%
I Class	$1,000	$1,021.37	$3.46	0.69%
A Class	$1,000	$1,019.14	$5.71	1.14%
C Class	$1,000	$1,015.42	$9.45	1.89%
R Class	$1,000	$1,017.90	$6.95	1.39%
R5 Class	$1,000	$1,021.37(4)	$3.46(4)	0.69%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Principal Amount/Shares	Value
COMMON STOCKS — 46.8%
Aerospace and Defense — 0.7%
Boeing Co. (The)	364	$71,981
Huntington Ingalls Industries, Inc.	295	54,917
		126,898
Airlines — 0.7%
Delta Air Lines, Inc.	1,233	66,262
United Continental Holdings, Inc.(1)	833	62,683
		128,945
Banks — 2.3%
Bank of America Corp.	3,311	80,325
Citigroup, Inc.	1,198	80,122
Comerica, Inc.	530	38,817
JPMorgan Chase & Co.	876	80,066
PNC Financial Services Group, Inc. (The)	473	59,064
Regions Financial Corp.	2,497	36,556
Wells Fargo & Co.	1,064	58,956
		433,906
Beverages — 0.3%
PepsiCo, Inc.	456	52,663
Biotechnology — 0.3%
Amgen, Inc.	279	48,052
Building Products — 0.8%
Allegion plc	856	69,439
Masco Corp.	1,871	71,491
		140,930
Capital Markets — 0.5%
Brookfield Asset Management, Inc., Class A	542	21,269
Goldman Sachs Group, Inc. (The)	154	34,173
Morgan Stanley	837	37,297
		92,739
Chemicals — 1.2%
Albemarle Corp.	124	13,087
Arkema SA	140	14,940
Axalta Coating Systems Ltd.(1)	438	14,034
BASF SE	143	13,244
Celanese Corp., Series A	154	14,621
Chemours Co. (The)	334	12,665
Clariant AG	664	14,625
Covestro AG(2)	176	12,706
Croda International plc	275	13,915
Eastman Chemical Co.	172	14,446

10

	Principal Amount/Shares	Value
Huntsman Corp.	573	$14,806
Lenzing AG	79	14,157
Sherwin-Williams Co. (The)	44	15,442
Sika AG	2	12,848
Solvay SA	72	9,663
Westlake Chemical Corp.	229	15,162
		220,361
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,613	50,487
Nokia Oyj	9,869	60,361
		110,848
Construction and Engineering — 0.3%
Jacobs Engineering Group, Inc.	1,074	58,415
Construction Materials — 0.6%
CRH plc ADR	1,510	53,560
Imerys SA	632	54,968
		108,528
Consumer Finance — 0.2%
American Express Co.	482	40,604
Containers and Packaging — 1.0%
Berry Global Group, Inc.(1)	1,033	58,891
Packaging Corp. of America	540	60,151
Smurfit Kappa Group plc	1,868	58,149
		177,191
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	228	38,616
Diversified Telecommunication Services — 0.2%
Deutsche Telekom AG	2,395	43,001
Electric Utilities — 2.3%
Enel SpA	12,153	65,155
Eversource Energy	939	57,007
Fortis, Inc.	1,791	62,950
Great Plains Energy, Inc.	2,114	61,898
Iberdrola SA	8,223	65,114
NextEra Energy, Inc.	467	65,441
PG&E Corp.	875	58,074
		435,639
Electrical Equipment — 0.3%
Emerson Electric Co.	1,008	60,097
Energy Equipment and Services — 0.1%
Halliburton Co.	240	10,250
Equity Real Estate Investment Trusts (REITs) — 10.2%
Activia Properties, Inc.	6	25,632
Alexandria Real Estate Equities, Inc.	634	76,378
American Tower Corp.	215	28,449
Apartment Investment & Management Co., Class A	1,103	47,396

11

	Principal Amount/Shares	Value
Ascendas Real Estate Investment Trust	13,700	$25,972
AvalonBay Communities, Inc.	310	59,573
British Land Co. plc (The)	2,994	23,612
Canadian Apartment Properties REIT	505	13,073
Charter Hall Group	6,159	26,036
Colony Starwood Homes	2,055	70,507
Corporate Office Properties Trust	895	31,352
CyrusOne, Inc.	242	13,492
Daiwa House REIT Investment Corp.	13	30,849
Dexus	4,128	30,078
Digital Realty Trust, Inc.	443	50,037
Empire State Realty Trust, Inc.	1,801	37,407
Equinix, Inc.	51	21,887
Essex Property Trust, Inc.	256	65,861
Extra Space Storage, Inc.	379	29,562
Gecina SA	319	50,043
GGP, Inc.	1,543	36,353
Goodman Group	6,915	41,828
Healthcare Trust of America, Inc., Class A	838	26,070
Hulic Reit, Inc.	19	29,647
Link REIT	5,500	41,845
Merlin Properties Socimi SA	2,049	25,883
MGM Growth Properties LLC, Class A	1,685	49,185
Nippon Building Fund, Inc.	4	20,413
Orix JREIT, Inc.	11	16,225
Paramount Group, Inc.	2,006	32,096
Physicians Realty Trust	1,609	32,405
Prologis, Inc.	1,980	116,107
Pure Industrial Real Estate Trust	3,599	19,094
Rayonier, Inc.	1,443	41,515
Regency Centers Corp.	802	50,237
Safestore Holdings plc	4,857	26,658
Scentre Group	6,153	19,153
Segro plc	11,647	74,210
Simon Property Group, Inc.	592	95,762
Spirit Realty Capital, Inc.	3,418	25,327
Sunstone Hotel Investors, Inc.	1,200	19,344
UDR, Inc.	768	29,929
Unibail-Rodamco SE	217	54,687
UNITE Group plc (The)	2,256	19,070
Urban Edge Properties	743	17,631
Ventas, Inc.	1,165	80,944
Welltower, Inc.	961	71,931
Westfield Corp.	1,818	11,220
Weyerhaeuser Co.	485	16,248
		1,898,213

12

	Principal Amount/Shares	Value
Food and Staples Retailing — 0.3%
Wal-Mart Stores, Inc.	708	$53,581
Food Products — 1.1%
Conagra Brands, Inc.	1,269	45,380
J.M. Smucker Co. (The)	428	50,645
Nestle SA	743	64,661
Pinnacle Foods, Inc.	878	52,153
		212,839
Gas Utilities — 0.3%
UGI Corp.	1,247	60,367
Health Care Equipment and Supplies — 0.5%
Danaher Corp.	570	48,102
Zimmer Biomet Holdings, Inc.	413	53,029
		101,131
Health Care Providers and Services — 0.7%
Anthem, Inc.	295	55,499
Chartwell Retirement Residences	1,026	12,255
UnitedHealth Group, Inc.	303	56,182
		123,936
Hotels, Restaurants and Leisure — 1.6%
Darden Restaurants, Inc.	744	67,287
Hilton Worldwide Holdings, Inc.	642	39,708
Marriott International, Inc., Class A	636	63,797
McDonald's Corp.	443	67,850
Wyndham Worldwide Corp.	664	66,672
		305,314
Household Durables — 0.7%
Electrolux ABSeries B	2,162	70,855
Whirlpool Corp.	320	61,318
		132,173
Household Products — 0.3%
Spectrum Brands Holdings, Inc.	419	52,392
Industrial Conglomerates — 1.0%
Koninklijke Philips NV	1,515	53,805
Siemens AG	446	61,306
Smiths Group plc	3,033	63,087
		178,198
Insurance — 0.2%
Prudential Financial, Inc.	346	37,416
Trisura Group Ltd.(1)	1	15
		37,431
Internet and Direct Marketing Retail — 0.4%
Amazon.com, Inc.(1)	86	83,248
Internet Software and Services — 1.0%
Alphabet, Inc., Class A(1)	70	65,077
Facebook, Inc., Class A(1)	404	60,996

13

	Principal Amount/Shares	Value
VeriSign, Inc.(1)	657	$61,075
		187,148
IT Services — 1.8%
Fidelity National Information Services, Inc.	700	59,780
Fiserv, Inc.(1)	487	59,580
International Business Machines Corp.	298	45,841
Total System Services, Inc.	1,075	62,619
Visa, Inc., Class A	583	54,674
Western Union Co. (The)	2,789	53,130
		335,624
Life Sciences Tools and Services — 0.4%
ICON plc ADR(1)	683	66,791
Machinery — 1.4%
Allison Transmission Holdings, Inc.	1,681	63,054
Ingersoll-Rand plc	773	70,644
Parker-Hannifin Corp.	408	65,207
Stanley Black & Decker, Inc.	498	70,084
		268,989
Metals and Mining — 0.3%
ArcelorMittal(1)	421	9,550
BHP Billiton Ltd.	521	9,322
BlueScope Steel Ltd.	1,097	11,138
Fortescue Metals Group Ltd.	1,263	5,067
Glencore plc	2,413	9,026
Rio Tinto plc ADR	228	9,647
Steel Dynamics, Inc.	257	9,203
		62,953
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.	1,005	22,502
Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	2,242	61,386
Consolidated Edison, Inc.	807	65,222
		126,608
Oil, Gas and Consumable Fuels — 2.1%
Apache Corp.	235	11,264
BP plc	325	11,261
Caltex Australia Ltd.	533	12,950
Chevron Corp.	134	13,980
EOG Resources, Inc.	150	13,578
EQT Midstream Partners LP	429	32,016
Exxon Mobil Corp.	173	13,966
Inter Pipeline Ltd.	1,579	30,927
Kinder Morgan, Inc.	2,443	46,808
Marathon Petroleum Corp.	274	14,339
Pioneer Natural Resources Co.	78	12,447
Royal Dutch Shell plc, A Shares	416	11,040

14

	Principal Amount/Shares	Value
Tesoro Corp.	152	$14,227
Tesoro Logistics LP	597	30,859
TOTAL SA	215	10,629
TransCanada Corp.	745	35,514
Valero Energy Corp.	216	14,571
Western Gas Partners LP	543	30,376
Williams Partners LP	824	33,051
		393,803
Paper and Forest Products — 0.4%
Mondi plc	1,985	52,069
UPM-Kymmene Oyj	607	17,305
		69,374
Pharmaceuticals — 1.5%
GlaxoSmithKline plc	3,008	64,075
Johnson & Johnson	405	53,577
Merck & Co., Inc.	776	49,734
Novo Nordisk A/S, B Shares	1,390	59,526
Pfizer, Inc.	1,422	47,765
		274,677
Real Estate Management and Development — 3.3%
Ayala Land, Inc.	27,700	21,821
CapitaLand Ltd.	3,600	9,152
Central Pattana PCL	7,800	15,901
Cheung Kong Property Holdings Ltd.	9,000	70,490
China Overseas Land & Investment Ltd.	4,000	11,707
China Resources Land Ltd.	13,555	39,498
China Vanke Co. Ltd., H Shares	3,400	9,624
City Developments Ltd.	2,600	20,264
Country Garden Holdings Co.	21,000	24,342
Deutsche Wohnen AG	2,160	82,621
Fabege AB	1,091	20,979
Global Logistic Properties Ltd.	4,900	10,179
Hang Lung Properties Ltd.	3,000	7,493
Hongkong Land Holdings Ltd.	2,200	16,192
Iguatemi Empresa de Shopping Centers SA	1,400	13,785
Inmobiliaria Colonial SA	4,240	36,940
Longfor Properties Co. Ltd.	15,000	32,238
Mitsubishi Estate Co. Ltd.	1,600	29,781
Mitsui Fudosan Co. Ltd.	1,800	42,898
PT Bumi Serpong Damai Tbk	60,800	8,340
Sumitomo Realty & Development Co. Ltd.	1,000	30,807
Sun Hung Kai Properties Ltd.	1,750	25,709
UOL Group Ltd.	800	4,439
Wharf Holdings Ltd. (The)	3,000	24,861
		610,061

15

	Principal Amount/Shares	Value
Road and Rail — 1.4%
DSV A/S	951	$58,430
Norfolk Southern Corp.	540	65,718
Old Dominion Freight Line, Inc.	681	64,859
Union Pacific Corp.	573	62,405
		251,412
Semiconductors and Semiconductor Equipment — 0.3%
Skyworks Solutions, Inc.	530	50,853
Software — 1.5%
Adobe Systems, Inc.(1)	399	56,435
Citrix Systems, Inc.(1)	674	53,637
Microsoft Corp.	865	59,624
Oracle Corp. (New York)	1,161	58,212
VMware, Inc., Class A(1)	595	52,021
		279,929
Transportation Infrastructure — 0.4%
Flughafen Zurich AG	310	76,102
Water Utilities — 0.3%
American Water Works Co., Inc.	805	62,750
TOTAL COMMON STOCKS (Cost $7,975,404)		8,706,082
U.S. TREASURY SECURITIES — 12.5%
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(3)	$518,920	591,357
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	459,081	443,005
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	1,316,029	1,293,062
TOTAL U.S. TREASURY SECURITIES (Cost $2,365,546)		2,327,424
CORPORATE BONDS — 12.0%
Aerospace and Defense — 0.1%
United Technologies Corp., 3.75%, 11/1/46	10,000	9,833
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., 3.40%, 11/15/46	10,000	9,568
Automobiles — 0.1%
General Motors Co., 5.00%, 4/1/35	10,000	10,064
Banks — 0.1%
Citigroup, Inc., 4.45%, 9/29/27	10,000	10,414
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	10,000	10,322
Constellation Brands, Inc., 3.875%, 11/15/19	50,000	51,971
		62,293
Chemicals — 0.4%
Ashland LLC, 4.75%, 8/15/22	75,000	78,750
Consumer Discretionary†
NIKE, Inc., 3.375%, 11/1/46	10,000	9,241
Consumer Finance — 0.5%
CIT Group, Inc., 5.00%, 8/15/22	40,000	43,200

16

	Principal Amount/Shares	Value
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	$50,000	$53,562
		96,762
Containers and Packaging — 0.8%
Berry Plastics Corp., 5.50%, 5/15/22	50,000	52,125
Novelis Corp., 6.25%, 8/15/24(2)	50,000	52,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)	50,000	52,000
		156,750
Diversified Financial Services — 0.2%
Bank of America Corp., MTN, 3.25%, 10/21/27	15,000	14,528
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	21,499
MUFG Union Bank N.A., 2.625%, 9/26/18	10,000	10,100
		46,127
Diversified Telecommunication Services — 0.2%
Frontier Communications Corp., 8.50%, 4/15/20	20,000	21,075
Verizon Communications, Inc., 3.65%, 9/14/18	20,000	20,450
		41,525
Equity Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	83,404
VEREIT Operating Partnership LP, 4.125%, 6/1/21	50,000	52,403
		135,807
Gas Utilities — 0.3%
MPLX LP, 4.875%, 6/1/25	10,000	10,622
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	50,000	53,375
		63,997
Health Care Equipment and Supplies — 0.3%
Mallinckrodt International Finance SA, 3.50%, 4/15/18	50,000	50,187
Health Care Providers and Services — 1.0%
DaVita, Inc., 5.75%, 8/15/22	50,000	51,438
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(2)	70,000	74,287
HCA, Inc., 4.25%, 10/15/19	50,000	52,000
		177,725
Hotels, Restaurants and Leisure — 0.9%
1011778 BC ULC / New Red Finance, Inc., 6.00%, 4/1/22(2)	50,000	51,938
Boyd Gaming Corp., 6.875%, 5/15/23	50,000	53,687
Scientific Games International, Inc., 7.00%, 1/1/22(2)	50,000	53,375
		159,000
Household Durables — 0.3%
Lennar Corp., 4.75%, 4/1/21	50,000	53,187
Industrial Conglomerates†
General Electric Co., 4.125%, 10/9/42	5,000	5,282
Insurance — 0.3%
International Lease Finance Corp., 6.25%, 5/15/19	50,000	53,655
Internet Software and Services — 0.2%
Netflix, Inc., 5.375%, 2/1/21	40,000	43,405

17

	Principal Amount/Shares	Value
IT Services — 0.3%
First Data Corp., 7.00%, 12/1/23(2)	$50,000	$53,500
Media — 1.0%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	40,000	41,276
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	40,000	41,000
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	10,000	12,060
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	70,000	72,800
Time Warner Cable LLC, 4.50%, 9/15/42	10,000	9,562
		176,698
Metals and Mining — 0.5%
Freeport-McMoRan, Inc., 3.55%, 3/1/22	50,000	47,109
Teck Resources Ltd., 4.75%, 1/15/22	50,000	52,000
		99,109
Multi-Utilities — 0.7%
Calpine Corp., 5.875%, 1/15/24(2)	50,000	51,750
CMS Energy Corp., 8.75%, 6/15/19	25,000	28,096
Duke Energy Progress LLC, 3.70%, 10/15/46	10,000	9,870
Exelon Generation Co. LLC, 5.60%, 6/15/42	5,000	5,043
IPALCO Enterprises, Inc., 3.45%, 7/15/20	30,000	30,525
		125,284
Oil, Gas and Consumable Fuels — 2.1%
Antero Resources Corp., 5.125%, 12/1/22	50,000	50,359
Bill Barrett Corp., 7.00%, 10/15/22	75,000	63,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	50,000	48,375
Chesapeake Energy Corp., 8.00%, 12/15/22(2)	31,000	32,899
Newfield Exploration Co., 5.75%, 1/30/22	40,000	42,300
Oasis Petroleum, Inc., 6.875%, 3/15/22	50,000	48,750
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	50,000	50,000
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	50,000	51,312
		387,745
Specialty Retail — 0.3%
United Rentals North America, Inc., 6.125%, 6/15/23	50,000	52,187
Technology Hardware, Storage and Peripherals — 0.3%
Dell International LLC / EMC Corp., 4.42%, 6/15/21(2)	60,000	63,303
TOTAL CORPORATE BONDS (Cost $2,214,787)		2,231,398
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 11.4%
Private Sponsor Collateralized Mortgage Obligations — 7.6%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	3,816	3,931
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.45%, 7/25/17	45,833	45,801
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 7/25/17	156,776	156,706
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.27%, 7/25/17	25,710	25,079

18

	Principal Amount/Shares	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.08%, 7/25/17	$38,060	$37,696
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	36,740	37,532
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	5,423	5,503
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.10%, 7/25/17	23,040	22,627
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.11%, 7/25/17	43,598	44,427
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.20%, 7/25/17	38,734	37,456
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.61%, 7/25/17	9,445	9,570
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, 3.50%, 7/1/17(2)	100,000	97,683
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 7/1/17	4,184	4,319
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 7/1/17(2)	29,546	29,861
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.96%, 7/25/17	11,765	10,940
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 2.99%, 7/25/17	95,831	93,674
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	9,537	10,046
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	93,393	93,389
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	79,954	79,354
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.34%, 7/25/17	18,208	18,281
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	43,279	43,497
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	15,656	15,791
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.20%, 7/25/17	49,103	45,844
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.32%, 7/25/17	93,124	93,443
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.28%, 7/25/17	83,277	79,336
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 7/25/17	23,186	21,831
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	21,319	21,482
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	82,053	82,730
Wells Fargo-Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.21%, 7/25/17	30,455	30,737
Wells Fargo-Mortgage Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	35,867	35,890
Wells Fargo-Mortgage Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	27,670	27,933
Wells Fargo-Mortgage Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	5,717	5,872
Wells Fargo-Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	7,684	8,051

19

	Principal Amount/Shares	Value
Wells Fargo-Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.39%, 7/25/17	$5,400	$5,243
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 7/1/17(2)	17,620	17,764
		1,399,319
U.S. Government Agency Collateralized Mortgage Obligations — 3.8%
FHLMC, Series 2016-DNA3, Class M2, VRN, 3.22%, 7/25/17	500,000	512,622
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	26,010	27,604
FNMA, Series 2016-C03, Class 2M2, VRN, 7.12%, 7/25/17	50,000	58,374
FNMA, Series 2016-C04, Class 1M2, VRN, 5.47%, 7/25/17	25,000	27,629
FNMA, Series 2016-C05, Class 2M2, VRN, 5.67%, 7/25/17	50,000	55,202
FNMA, Series 2017-C03, Class 1M2, VRN, 4.22%, 7/25/17	25,000	25,706
		707,137
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,070,027)		2,106,456
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 3.4%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	50,000	51,295
BBG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.80%, 7/15/17(2)	50,000	50,031
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.86%, 7/10/17	50,000	54,100
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	25,000	24,245
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 7/1/17	50,000	51,785
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(2)	50,000	51,095
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(2)	50,000	51,023
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 7/1/17	75,000	76,614
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 3.08%, 7/3/17(2)	50,000	48,898
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 7/15/17	50,000	49,415
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	50,000	49,229
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	75,000	73,003
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $648,111)		630,733
EXCHANGE-TRADED FUNDS — 3.3%
iShares Global Infrastructure ETF	5,201	228,688
Materials Select Sector SPDR Fund	524	28,197
PowerShares DB Base Metals Fund(1)	11,432	187,256
PowerShares DB Energy Fund(1)	11,803	137,033
SPDR Gold Shares(1)	315	37,176
TOTAL EXCHANGE-TRADED FUNDS (Cost $588,178)		618,350
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.8%
Dominican Republic — 0.9%
Dominican Republic International Bond, 6.875%, 1/29/26	$150,000	168,188

20

	Principal Amount/Shares	Value
Russia — 1.9%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28	$200,000	$349,857
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $516,271)		518,045
ASSET-BACKED SECURITIES(4) — 2.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	50,000	50,155
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.46%, 7/17/17(2)	49,886	50,365
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	70,142	70,087
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	28,942	28,501
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(2)	92,765	91,982
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	20,866	20,627
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.57%, 7/17/17(2)	25,000	25,407
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	28,601	28,623
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(2)	32,624	32,599
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	28,075	28,071
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	39,027	38,922
TOTAL ASSET-BACKED SECURITIES (Cost $466,519)		465,339
TEMPORARY CASH INVESTMENTS — 5.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,097,912)	1,097,912	1,097,912
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $17,942,755)		18,701,739
OTHER ASSETS AND LIABILITIES — (0.6)%		(106,498)
TOTAL NET ASSETS — 100.0%		$18,595,241

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	3,738,362	USD	223,586	Goldman Sachs & Co.	9/21/17	$(7,638)
USD	216,717	ARS	3,738,362	Goldman Sachs & Co.	9/21/17	768
AUD	310,861	USD	234,650	JPMorgan Chase Bank N.A.	9/21/17	4,045
USD	234,690	AUD	310,861	JPMorgan Chase Bank N.A.	9/21/17	(4,004)
USD	63,455	AUD	83,729	JPMorgan Chase Bank N.A.	9/29/17	(830)
USD	18,200	AUD	24,015	JPMorgan Chase Bank N.A.	9/29/17	(238)
USD	849	AUD	1,105	JPMorgan Chase Bank N.A.	9/29/17	1
USD	233,874	CAD	313,775	JPMorgan Chase Bank N.A.	9/21/17	(8,385)
USD	46,467	CAD	61,412	Morgan Stanley	9/29/17	(953)
USD	31,425	CAD	41,532	Morgan Stanley	9/29/17	(645)
USD	1,365	CAD	1,774	Morgan Stanley	9/29/17	(5)
CHF	224,566	USD	234,078	Credit Suisse AG	9/21/17	1,277
USD	233,171	CHF	224,566	Credit Suisse AG	9/21/17	(2,183)
USD	13,772	CHF	13,291	Credit Suisse AG	9/29/17	(165)

21

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	69,687	CHF	67,251	Credit Suisse AG	9/29/17	$(833)
CLP	162,101,925	USD	244,038	Goldman Sachs & Co.	9/21/17	(390)
USD	709,291	CLP	474,551,306	Goldman Sachs & Co.	9/21/17	(3,984)
USD	227,358	COP	700,035,449	Goldman Sachs & Co.	9/21/17	(47)
DKK	15,908	USD	2,454	JPMorgan Chase Bank N.A.	9/29/17	2
USD	60,048	DKK	396,860	JPMorgan Chase Bank N.A.	9/29/17	(1,204)
EUR	421,994	USD	477,841	JPMorgan Chase Bank N.A.	9/21/17	6,107
EUR	6,525	USD	7,482	UBS AG	9/29/17	4
USD	121,318	EUR	107,998	UBS AG	9/29/17	(2,590)
USD	63,086	EUR	56,159	UBS AG	9/29/17	(1,347)
USD	262,260	EUR	233,464	UBS AG	9/29/17	(5,600)
GBP	180,874	USD	235,028	Credit Suisse AG	9/21/17	1,114
GBP	3,622	USD	4,723	Morgan Stanley	9/29/17	7
USD	230,802	GBP	180,874	Credit Suisse AG	9/21/17	(5,340)
USD	32,069	GBP	25,129	Morgan Stanley	9/29/17	(747)
USD	101,497	GBP	79,531	Morgan Stanley	9/29/17	(2,363)
USD	135,521	GBP	106,192	Morgan Stanley	9/29/17	(3,155)
USD	3,780	GBP	2,914	Morgan Stanley	9/29/17	(25)
USD	262,119	HKD	2,038,998	Credit Suisse AG	9/29/17	347
USD	20,419	HKD	158,975	Credit Suisse AG	9/29/17	9
HUF	63,769,178	USD	230,565	Goldman Sachs & Co.	9/21/17	6,027
USD	234,075	HUF	63,769,178	Goldman Sachs & Co.	9/21/17	(2,516)
IDR	3,068,196,518	USD	228,629	Goldman Sachs & Co.	9/22/17	(395)
INR	15,043,218	USD	231,292	Morgan Stanley	9/21/17	(522)
USD	230,866	INR	15,043,218	Morgan Stanley	9/21/17	96
JPY	25,547,730	USD	234,616	Credit Suisse AG	9/21/17	(6,708)
USD	229,704	JPY	25,547,730	Credit Suisse AG	9/21/17	1,796
USD	145,622	JPY	16,188,744	Credit Suisse AG	9/29/17	1,148
USD	7,561	JPY	844,404	Credit Suisse AG	9/29/17	25
USD	230,808	KRW	260,512,672	Morgan Stanley	9/21/17	3,075
MXN	4,222,309	USD	228,833	JPMorgan Chase Bank N.A.	9/21/17	993
USD	230,249	MXN	4,222,309	JPMorgan Chase Bank N.A.	9/21/17	423
MYR	3,026,608	USD	712,311	Goldman Sachs & Co.	9/21/17	(10,944)
USD	233,632	NOK	1,973,321	JPMorgan Chase Bank N.A.	9/21/17	(3,089)
NZD	664,712	USD	478,028	JPMorgan Chase Bank N.A.	9/21/17	8,379
USD	708,378	NZD	987,194	JPMorgan Chase Bank N.A.	9/21/17	(14,007)
USD	705,164	PHP	35,152,408	Morgan Stanley	9/21/17	13,242
PLN	1,770,607	USD	474,055	Goldman Sachs & Co.	9/21/17	3,593
RUB	13,184,777	USD	228,150	Morgan Stanley	9/21/17	(8,184)
USD	224,498	RUB	13,184,777	Morgan Stanley	9/21/17	4,532
SEK	17,728	USD	2,111	JPMorgan Chase Bank N.A.	9/29/17	4
USD	10,052	SEK	87,153	JPMorgan Chase Bank N.A.	9/29/17	(344)
USD	36,555	SEK	316,949	JPMorgan Chase Bank N.A.	9/29/17	(1,250)
USD	32,953	SGD	45,698	Credit Suisse AG	9/29/17	(285)
USD	2,389	SGD	3,286	Credit Suisse AG	9/29/17	(1)
TRY	1,673,447	USD	459,801	Goldman Sachs & Co.	9/21/17	5,296
USD	476,162	TWD	14,313,437	Morgan Stanley	9/21/17	5,258
ZAR	2,994,869	USD	230,175	Goldman Sachs & Co.	9/21/17	(4,220)
USD	228,769	ZAR	2,994,869	Goldman Sachs & Co.	9/21/17	2,814
						$(34,754)

22

FUTURES CONTRACTS
	Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1	S&P 500 E-Mini	September 2017	$121,045	$(157)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America High Yield Index Series 27	$495,000	Sell	5.00%	12/20/21	3.10%	$19,389	$37,828

CENTRALLY CLEARED TOTAL RETURN
Floating Rate Referenced Index	Notional Amount	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)	Value
CPURNSA	$500,000	Receive	2.24%	8/19/19	$(24,694)	$(24,191)

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$1,000,000	CPURNSA	Receive	2.21%	3/13/19	$(43,111)
Bank of America N.A.	700,000	CPURNSA	Receive	1.41%	8/27/20	9,479
Barclays Bank plc	1,000,000	CPURNSA	Receive	1.64%	2/3/20	(4,591)
						$(38,223)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

23

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
ARS	-	Argentine Peso
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,475,172, which represented 7.9% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $77,743.

(4)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $17,942,755)	$18,701,739
Foreign currency holdings, at value (cost of $5,282)	5,300
Deposits with broker for futures contracts	4,200
Receivable for investments sold	261,974
Receivable for capital shares sold	1,698
Receivable for variation margin on swap agreements	1,118
Unrealized appreciation on forward foreign currency exchange contracts	70,382
Swap agreements, at value	9,479
Interest and dividends receivable	64,545
Other assets	195
19,120,630

Liabilities
Disbursements in excess of demand deposit cash	4,200
Payable for investments purchased	326,142
Payable for capital shares redeemed	26,955
Payable for variation margin on futures contracts	157
Unrealized depreciation on forward foreign currency exchange contracts	105,136
Swap agreements, at value	47,702
Accrued management fees	13,246
Distribution and service fees payable	1,851
525,389

Net Assets	$18,595,241

Net Assets Consist of:
Capital (par value and paid-in surplus)	$24,289,631
Accumulated net investment loss	(26,416)
Accumulated net realized loss	(6,348,569)
Net unrealized appreciation	680,595
$18,595,241

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$13,250,388	1,351,478	$9.80
I Class, $0.01 Par Value	$1,608,085	163,221	$9.85
A Class, $0.01 Par Value	$1,964,475	201,985	$9.73*
C Class, $0.01 Par Value	$1,654,572	176,945	$9.35
R Class, $0.01 Par Value	$112,680	11,727	$9.61
R5 Class, $0.01 Par Value	$5,041	512	$9.85
*Maximum offering price $10.32 (net asset value divided by 0.9425).

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Interest	$331,395
Dividends (net of foreign taxes withheld of $6,878)	177,767
509,162

Expenses:
Management fees	210,034
Distribution and service fees:
A Class	9,133
C Class	20,247
R Class	540
Directors' fees and expenses	1,251
Other expenses	1,830
243,035
Fees waived(1)	(39,583)
203,452

Net investment income (loss)	305,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	298,429
Futures contract transactions	82,584
Swap agreement transactions	62,257
Foreign currency transactions	(146,796)
296,474

Change in net unrealized appreciation (depreciation) on:
Investments	93,687
Futures contracts	(7,235)
Swap agreements	53,576
Translation of assets and liabilities in foreign currencies	(68,166)
71,862

Net realized and unrealized gain (loss)	368,336

Net Increase (Decrease) in Net Assets Resulting from Operations	$674,046

(1)	Amount consists of $25,231, $2,778, $7,307, $4,049, $216 and $2 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$305,710	$85,514
Net realized gain (loss)	296,474	(2,729,915)
Change in net unrealized appreciation (depreciation)	71,862	1,323,264
Net increase (decrease) in net assets resulting from operations	674,046	(1,321,137)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,694,573)	(15,188,752)

Net increase (decrease) in net assets	(4,020,527)	(16,509,889)

Net Assets
Beginning of period	22,615,768	39,125,657
End of period	$18,595,241	$22,615,768

Accumulated net investment loss	$(26,416)	$(292,417)

See Notes to Financial Statements.

27

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Real Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

28

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

29

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. During the period ended June 30, 2017, the investment advisor agreed to waive 0.20% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2017 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.7754% to 0.8929%	0.2500% to 0.3100%	1.07%	0.87%
I Class		0.0500% to 0.1100%	0.87%	0.67%
A Class		0.2500% to 0.3100%	1.07%	0.87%
C Class		0.2500% to 0.3100%	1.07%	0.87%
R Class		0.2500% to 0.3100%	1.07%	0.87%
R5 Class		0.0500% to 0.1100%	0.87%	0.67%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

30

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $309,556 and $179,789, respectively. The effect of interfund transactions on the Statement of Operations was $2,726 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended June 30, 2017 totaled $33,271,909, of which $4,577,743 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 totaled $38,521,373, of which $12,318,029 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class /Shares Authorized	50,000,000		50,000,000
Sold	540,569	$5,231,779	505,975	$4,628,549
Redeemed	(697,961)	(6,635,097)	(1,518,740)	(13,617,174)
	(157,392)	(1,403,318)	(1,012,765)	(8,988,625)
I Class /Shares Authorized	25,000,000		25,000,000
Sold	90,757	878,637	66,918	620,732
Redeemed	(73,901)	(703,297)	(35,967)	(328,621)
	16,856	175,340	30,951	292,111
A Class /Shares Authorized	30,000,000		35,000,000
Sold	9,220	86,459	5,563	50,786
Redeemed	(296,295)	(2,852,863)	(398,208)	(3,592,349)
	(287,075)	(2,766,404)	(392,645)	(3,541,563)
C Class /Shares Authorized	20,000,000		20,000,000
Sold	1,629	14,706	19,179	168,828
Redeemed	(78,906)	(723,749)	(355,190)	(3,120,673)
	(77,277)	(709,043)	(336,011)	(2,951,845)
R Class /Shares Authorized	15,000,000		15,000,000
Sold	1,038	9,826	186	1,675
Redeemed	(627)	(5,974)	(55)	(505)
	411	3,852	131	1,170
R5 Class /Shares Authorized	50,000,000		N/A
Sold	512	5,000
Net increase (decrease)	(503,965)	$(4,694,573)	(1,710,339)	$(15,188,752)

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

32

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Capital Markets	$71,470	$21,269	—
Chemicals	114,263	106,098	—
Communications Equipment	50,487	60,361	—
Construction Materials	53,560	54,968	—
Containers and Packaging	119,042	58,149	—
Diversified Telecommunication Services	—	43,001	—
Electric Utilities	242,420	193,219	—
Equity Real Estate Investment Trusts (REITs)	1,272,985	625,228	—
Food Products	148,178	64,661	—
Health Care Providers and Services	111,681	12,255	—
Household Durables	61,318	70,855	—
Industrial Conglomerates	—	178,198	—
Insurance	37,416	15	—
Metals and Mining	18,850	44,103	—
Oil, Gas and Consumable Fuels	328,257	65,546	—
Paper and Forest Products	—	69,374	—
Pharmaceuticals	151,076	123,601	—
Real Estate Management and Development	—	610,061	—
Road and Rail	192,982	58,430	—
Transportation Infrastructure	—	76,102	—
Other Industries	3,196,603	—	—
U.S. Treasury Securities	—	2,327,424	—
Corporate Bonds	—	2,231,398	—
Collateralized Mortgage Obligations	—	2,106,456	—
Commercial Mortgage-Backed Securities	—	630,733	—
Exchange-Traded Funds	618,350	—	—
Sovereign Governments and Agencies	—	518,045	—
Asset-Backed Securities	—	465,339	—
Temporary Cash Investments	1,097,912	—	—
	$7,886,850	$10,814,889	—
Other Financial Instruments
Swap Agreements	—	$47,307	—
Forward Foreign Currency Exchange Contracts	—	70,382	—
	—	$117,689	—

Liabilities
Other Financial Instruments
Futures Contracts	$157	—	—
Swap Agreements	—	$71,893	—
Forward Foreign Currency Exchange Contracts	—	105,136	—
	$157	$177,029	—
33

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,173,111.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.
Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $27,953,508.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 16 contracts.

34

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,200,000.

Value of Derivative Instruments as of June 30, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$991	Payable for variation margin on swap agreements*	—
Equity Price Risk	Receivable for variation margin on futures contracts *	—	Payable for variation margin on futures contracts *	$157
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	70,382	Unrealized depreciation on forward foreign currency exchange contracts	105,136
Other Contracts	Swap agreements	9,479	Swap agreements	47,702
Other Contracts	Receivable for variation margin on swap agreements*	127	Payable for variation margin on swap agreements*	—
		$80,979		$152,995

*
Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements, futures contracts or centrally cleared total return swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$62,257	Change in net unrealized appreciation (depreciation) on swap agreements	$19,389
Equity Price Risk	Net realized gain (loss) on futures contract transactions	2,221	Change in net unrealized appreciation (depreciation) on futures contracts	(157)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(146,246)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(68,468)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	80,363	Change in net unrealized appreciation (depreciation) on futures contracts	(7,078)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	34,187
		$(1,405)		$(22,127)

35

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2017 and June 30, 2016.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$18,063,949
Gross tax appreciation of investments	$828,402
Gross tax depreciation of investments	(190,612)
Net tax appreciation (depreciation) of investments	637,790
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(45,068)
Net tax appreciation (depreciation)	$592,722
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,484,056)
Accumulated long-term capital losses	$(2,793,520)
Late-year ordinary loss deferral	$(9,536)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

36

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Guidance and Standards

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

37

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.43	0.16	0.21	0.37	—	$9.80	3.92%	0.89%	1.09%	1.68%	1.48%	173%	$13,250
2016	$9.54	0.04	(0.15)	(0.11)	—	$9.43	(1.15)%	0.90%	1.10%	0.47%	0.27%	152%	$14,230
2015	$10.50	0.02	(0.89)	(0.87)	(0.09)	$9.54	(8.35)%	0.89%	1.09%	0.24%	0.04%	93%	$24,054
2014	$9.92	0.03	0.57	0.60	(0.02)	$10.50	6.09%	0.91%	1.09%	0.27%	0.09%	87%	$28,261
2013	$9.99	(0.03)	(0.04)	(0.07)	—	$9.92	(0.70)%	1.09%	1.09%	(0.31)%	(0.31)%	85%	$45,728
I Class(4)
2017	$9.46	0.18	0.21	0.39	—	$9.85	4.12%	0.69%	0.89%	1.88%	1.68%	173%	$1,608
2016	$9.55	0.08	(0.17)	(0.09)	—	$9.46	(0.94)%	0.70%	0.90%	0.67%	0.47%	152%	$1,384
2015	$10.53	0.04	(0.89)	(0.85)	(0.13)	$9.55	(8.15)%	0.69%	0.89%	0.44%	0.24%	93%	$1,102
2014	$9.94	0.05	0.58	0.63	(0.04)	$10.53	6.28%	0.71%	0.89%	0.47%	0.29%	87%	$1,360
2013	$9.99	(0.02)	(0.03)	(0.05)	—	$9.94	(0.40)%	0.89%	0.89%	(0.11)%	(0.11)%	85%	$2,995

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$9.38	0.13	0.22	0.35	—	$9.73	3.73%	1.14%	1.34%	1.43%	1.23%	173%	$1,964
2016	$9.51	0.03	(0.16)	(0.13)	—	$9.38	(1.37)%	1.15%	1.35%	0.22%	0.02%	152%	$4,587
2015	$10.45	—(5)	(0.89)	(0.89)	(0.05)	$9.51	(8.59)%	1.14%	1.34%	(0.01)%	(0.21)%	93%	$8,385
2014	$9.87	—(5)	0.58	0.58	—	$10.45	5.88%	1.16%	1.34%	0.02%	(0.16)%	87%	$14,044
2013	$9.97	(0.05)	(0.05)	(0.10)	—	$9.87	(1.00)%	1.34%	1.34%	(0.56)%	(0.56)%	85%	$23,108
C Class
2017	$9.09	0.06	0.20	0.26	—	$9.35	2.86%	1.89%	2.09%	0.68%	0.48%	173%	$1,655
2016	$9.28	(0.05)	(0.14)	(0.19)	—	$9.09	(2.05)%	1.90%	2.10%	(0.53)%	(0.73)%	152%	$2,310
2015	$10.23	(0.08)	(0.87)	(0.95)	—	$9.28	(9.29)%	1.89%	2.09%	(0.76)%	(0.96)%	93%	$5,479
2014	$9.74	(0.07)	0.56	0.49	—	$10.23	5.03%	1.91%	2.09%	(0.73)%	(0.91)%	87%	$9,029
2013	$9.90	(0.12)	(0.04)	(0.16)	—	$9.74	(1.62)%	2.09%	2.09%	(1.31)%	(1.31)%	85%	$11,025
R Class
2017	$9.29	0.11	0.21	0.32	—	$9.61	3.44%	1.39%	1.59%	1.18%	0.98%	173%	$113
2016	$9.44	0.01	(0.16)	(0.15)	—	$9.29	(1.59)%	1.40%	1.60%	(0.03)%	(0.23)%	152%	$105
2015	$10.38	(0.03)	(0.89)	(0.92)	(0.02)	$9.44	(8.88)%	1.39%	1.59%	(0.26)%	(0.46)%	93%	$106
2014	$9.83	(0.02)	0.57	0.55	—	$10.38	5.60%	1.41%	1.59%	(0.23)%	(0.41)%	87%	$116
2013	$9.94	(0.08)	(0.03)	(0.11)	—	$9.83	(1.11)%	1.59%	1.59%	(0.81)%	(0.81)%	85%	$136
R5 Class
2017(6)	$9.77	0.05	0.03	0.08	—	$9.85	0.82%	0.69%(7)	0.89%(7)	2.42%(7)	2.22%(7)	173%(8)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Per-share amount was less than $0.005.

(6)	April 10, 2017 (commencement of sale) through June 30, 2017.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended June 30, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Multi-Asset Real Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Asset Real Return Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92993 1708

Annual Report

June 30, 2017

NT Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACNKX	16.45%	13.26%	13.64%	12/1/11
S&P 500 Index	—	17.90%	14.62%	15.10%	—

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2017
Institutional Class — $20,425

S&P 500 Index — $21,932

Total Annual Fund Operating Expenses
Institutional Class	1.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Steven Rossi joined the fund as a portfolio manager during the period. Effective June 30, 2017, Scott Wittman announced his plans to leave American Century Investments. As a result, he no longer manages this fund as of June 30, 2017.

Performance Summary

NT Core Equity Plus returned 16.45% for the fiscal year ended June 30, 2017, compared with the 17.90% return of its benchmark, the S&P 500 Index.

NT Core Equity Plus rose for the 12-month period but trailed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and value insights were rewarded in the period. Sentiment was slightly additive, while quality insights detracted. Security selection in the energy and information technology sectors detracted, as did stock selection and an overweight in the consumer staples sector. Stock choices in the consumer discretionary sector provided the largest boost to performance, and selection and an underweight in real estate also contributed.

Energy Sector Led Detractors

Holdings in the energy sector were the leading detractor from the fund’s 12-month results, particularly an overweight and stock choices in the energy equipment and services industry. Long positions in offshore contract drillers Diamond Offshore Drilling and Rowan Cos. both weighed on returns, as weakening oil prices and stiff competition among deep-water drillers posed constraints for the companies. We continue to hold the positions as both stocks score well on quality and valuation rankings; Diamond also ranks high on growth.

In the consumer staples sector, stock choices and an overweight allocation also weighed on performance. Fund returns were hampered by an overweight allocation and stock choices in the food products industry, and by an overweight in household products. Stock choices in the information technology sector also detracted. A short position in communications equipment company Echostar Corp was a key detractor. The satellite communications company outperformed on earnings through the period on strong cost-cutting measures.

Consumer Discretionary Stocks Led Contributors

A number of consumer discretionary holdings outperformed, driving strong security selection in the consumer discretionary sector. Stock choices and an underweight allocation in the specialty retail industry boosted returns, led by a long position in electronics retailer Best Buy. Shares of the electronics retailer rose after the company reported unexpected revenue growth and a successful strategy turnaround in its online sales efforts. A short position in Monro Muffler Brake was another key contributor. The auto supplier’s stock declined as auto sales peaked in the period. Stock choices and an overweight position in hotels, restaurants, and leisure also enhanced performance.

3

Positioning in the real estate sector bolstered the fund’s relative returns. Stock choices and an underweight allocation in REITs was particularly beneficial. An underweight allocation and stock selection in the utilities sector also contributed to returns, driven by underweight allocations in the electric utilities and multi-utilities industries.

A number of holdings in the industrials sector were key contributors. A long position in airline United Continental was beneficial as global air traffic increased and fuel prices eased. We exited our position in United Continental during the period. Our long position in airplane maker Boeing benefited from an uptick in global air traffic volumes and from renewed interest in defense following the U.S. presidential election. A long position in Timken also rallied in the period, boosting performance. The manufacturer of bearings and related components enjoyed higher earnings over the year due in part to the recovery at Caterpillar, its largest customer.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, health care, information technology, and materials were the fund’s largest overweight positions on a sector basis. In the health care sector, we are identifying many companies in the health care equipment and services and pharmaceuticals, biotechnology, and life sciences industry groups as offering attractive growth. Our relative position in the sector increased from a year ago, with a notable new position in UnitedHealth Group. Within information technology, both the semiconductors and semiconductor equipment and software and services industries scored well in quality and growth factors. Conversely, consumer staples, financials, and utilities sectors were the largest underweights in the fund. Our position in consumer staples shifted from an overweight a year ago, as we significantly trimmed positions in Procter & Gamble and PepsiCo. In general, we see very low growth and momentum scores among food and beverage stocks.

4

Fund Characteristics

JUNE 30, 2017
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.42%
Alphabet, Inc., Class A	3.37%
Amazon.com, Inc.	2.59%
Facebook, Inc., Class A	2.43%
Microsoft Corp.	2.21%
Merck & Co., Inc.	1.66%
Boeing Co. (The)	1.60%
Cisco Systems, Inc.	1.57%
UnitedHealth Group, Inc.	1.57%
Intel Corp.	1.57%

Top Five Short Holdings	% of net assets
Waste Connections, Inc.	(0.95)%
EchoStar Corp., Class A	(0.87)%
Royal Gold, Inc.	(0.79)%
Ball Corp.	(0.76)%
Clean Harbors, Inc.	(0.76)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.9%
Exchange-Traded Funds	1.0%
Common Stocks Sold Short	(29.6)%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.6)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,072.80	$8.69	1.69%
Hypothetical
Institutional Class	$1,000	$1,016.41	$8.45	1.69%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 127.9%
Aerospace and Defense — 3.5%
Boeing Co. (The)(1)	48,561	$9,602,938
Curtiss-Wright Corp.	8,832	810,601
Moog, Inc., Class A(1)(2)	41,682	2,989,433
United Technologies Corp.(1)	59,895	7,313,778
		20,716,750
Airlines — 0.9%
Hawaiian Holdings, Inc.(2)	9,797	459,969
JetBlue Airways Corp.(1)(2)	206,309	4,710,035
		5,170,004
Auto Components — 1.0%
Delphi Automotive plc	38,036	3,333,856
Goodyear Tire & Rubber Co. (The)	79,216	2,769,391
		6,103,247
Automobiles — 0.8%
Ford Motor Co.	442,739	4,954,249
Banks — 3.9%
Bank of America Corp.	91,156	2,211,444
Cathay General Bancorp	41,581	1,577,999
Citigroup, Inc.	28,611	1,913,504
East West Bancorp, Inc.	36,667	2,147,953
JPMorgan Chase & Co.	35,711	3,263,985
U.S. Bancorp	112,479	5,839,910
Valley National Bancorp	385,548	4,553,322
Wells Fargo & Co.	35,214	1,951,208
		23,459,325
Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A(2)	29,103	3,845,961
Coca-Cola Co. (The)	7,286	326,777
PepsiCo, Inc.	7,012	809,816
		4,982,554
Biotechnology — 4.1%
AbbVie, Inc.	69,760	5,058,298
Amgen, Inc.(1)	28,921	4,981,064
Biogen, Inc.(2)	10,971	2,977,090
Celgene Corp.(2)	34,904	4,532,982
Gilead Sciences, Inc.	54,892	3,885,256
Myriad Genetics, Inc.(2)	72,275	1,867,586
United Therapeutics Corp.(2)	9,012	1,169,127
		24,471,403
Building Products — 1.4%
Owens Corning(1)	50,768	3,397,394
USG Corp.(1)(2)	162,491	4,715,489
		8,112,883
Capital Markets — 2.6%
Affiliated Managers Group, Inc.	28,357	4,703,292

7

	Shares	Value
Evercore Partners, Inc., Class A	62,425	$4,400,963
Goldman Sachs Group, Inc. (The)(1)	29,376	6,518,534
		15,622,789
Chemicals — 5.0%
Air Products & Chemicals, Inc.(1)	36,538	5,227,126
Cabot Corp.(1)	87,051	4,651,135
Celanese Corp., Series A	9,435	895,759
E.I. du Pont de Nemours & Co.	24,021	1,938,735
Eastman Chemical Co.	13,426	1,127,650
FMC Corp.	37,455	2,736,088
Huntsman Corp.(1)	151,051	3,903,158
Minerals Technologies, Inc.	26,228	1,919,890
Monsanto Co.	9,776	1,157,087
Platform Specialty Products Corp.(2)	116,675	1,479,439
Trinseo SA	38,345	2,634,301
WR Grace & Co.	27,394	1,972,642
		29,643,010
Commercial Services and Supplies — 0.9%
MSA Safety, Inc.	24,202	1,964,476
Waste Management, Inc.	48,682	3,570,825
		5,535,301
Communications Equipment — 2.0%
Ciena Corp.(2)	89,495	2,239,165
Cisco Systems, Inc.(1)	301,042	9,422,615
F5 Networks, Inc.(2)	2,468	313,584
		11,975,364
Construction and Engineering — 0.5%
AECOM(2)	32,465	1,049,593
Chicago Bridge & Iron Co. NV, (New York)	102,048	2,013,407
		3,063,000
Construction Materials — 0.4%
Eagle Materials, Inc.	23,308	2,154,125
Consumer Finance — 1.3%
Credit Acceptance Corp.(2)	11,657	2,997,481
OneMain Holdings, Inc., Class A(2)	189,441	4,658,354
		7,655,835
Containers and Packaging — 0.2%
Berry Global Group, Inc.(2)	25,601	1,459,513
Diversified Consumer Services — 0.5%
H&R Block, Inc.	90,367	2,793,244
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(2)	23,910	4,049,637
Leucadia National Corp.	159,656	4,176,601
		8,226,238
Diversified Telecommunication Services — 1.8%
AT&T, Inc.(1)	246,948	9,317,348
Verizon Communications, Inc.	27,064	1,208,678
		10,526,026
Electric Utilities — 1.5%
FirstEnergy Corp.	149,000	4,344,840

8

	Shares	Value
PPL Corp.	127,215	$4,918,132
		9,262,972
Electrical Equipment — 1.3%
Eaton Corp. plc	48,926	3,807,911
Generac Holdings, Inc.(2)	10,232	369,682
Regal Beloit Corp.	42,564	3,471,094
		7,648,687
Electronic Equipment, Instruments and Components — 0.1%
Belden, Inc.	10,255	773,535
Energy Equipment and Services — 3.5%
Baker Hughes, Inc.	89,739	4,891,673
Diamond Offshore Drilling, Inc.(2)	108,308	1,172,976
Dril-Quip, Inc.(1)(2)	80,211	3,914,297
Helmerich & Payne, Inc.	47,726	2,593,431
Rowan Cos. plc(2)	225,452	2,308,628
Schlumberger Ltd.	88,504	5,827,103
TechnipFMC plc(2)	18,958	515,658
		21,223,766
Equity Real Estate Investment Trusts (REITs) — 4.8%
Care Capital Properties, Inc.	158,852	4,241,348
DuPont Fabros Technology, Inc.	43,351	2,651,347
Gaming and Leisure Properties, Inc.	108,688	4,094,277
Host Hotels & Resorts, Inc.	103,709	1,894,763
LaSalle Hotel Properties	98,304	2,929,459
Potlatch Corp.	86,694	3,961,916
Ryman Hospitality Properties, Inc.	20,667	1,322,895
Select Income REIT	28,771	691,367
Sunstone Hotel Investors, Inc.	139,948	2,255,962
WP Carey, Inc.(1)	69,396	4,580,830
		28,624,164
Food and Staples Retailing — 3.4%
CVS Health Corp.(1)	84,035	6,761,456
Wal-Mart Stores, Inc.(1)	103,137	7,805,408
Walgreens Boots Alliance, Inc.	75,139	5,884,135
		20,450,999
Food Products — 1.4%
Campbell Soup Co.	75,683	3,946,869
Dean Foods Co.	27,952	475,184
Tyson Foods, Inc., Class A(1)	64,513	4,040,449
		8,462,502
Gas Utilities — 0.7%
National Fuel Gas Co.	80,294	4,483,617
Health Care Equipment and Supplies — 6.2%
Becton Dickinson and Co.(1)	29,415	5,739,161
CR Bard, Inc.(1)	20,398	6,448,012
Danaher Corp.	11,221	946,940
Halyard Health, Inc.(2)	18,436	724,166
Hologic, Inc.(1)(2)	113,781	5,163,382
LivaNova plc(2)	62,149	3,804,140
Masimo Corp.(2)	24,417	2,226,342
Medtronic plc	97,842	8,683,478

9

	Shares	Value
Zimmer Biomet Holdings, Inc.	24,841	$3,189,584
		36,925,205
Health Care Providers and Services — 3.9%
Anthem, Inc.(1)	32,150	6,048,379
Cigna Corp.	34,443	5,765,414
Humana, Inc.	8,635	2,077,754
UnitedHealth Group, Inc.(1)	50,583	9,379,100
		23,270,647
Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.(2)	146,097	1,864,198
Medidata Solutions, Inc.(1)(2)	38,324	2,996,937
		4,861,135
Hotels, Restaurants and Leisure — 3.8%
Carnival Corp.(1)	94,722	6,210,921
Cheesecake Factory, Inc. (The)	33,439	1,681,982
Churchill Downs, Inc.(1)	28,200	5,169,060
Darden Restaurants, Inc.(1)	69,541	6,289,288
Royal Caribbean Cruises Ltd.	33,433	3,651,887
		23,003,138
Household Products — 1.7%
Kimberly-Clark Corp.	27,128	3,502,496
Procter & Gamble Co. (The)	25,029	2,181,277
Spectrum Brands Holdings, Inc.(1)	34,775	4,348,266
		10,032,039
Industrial Conglomerates — 2.0%
3M Co.(1)	7,764	1,616,387
Carlisle Cos., Inc.(1)	43,811	4,179,569
General Electric Co.	108,848	2,939,985
Honeywell International, Inc.	23,172	3,088,596
		11,824,537
Insurance — 1.7%
CNO Financial Group, Inc.	107,585	2,246,375
Everest Re Group Ltd.	17,484	4,451,251
Old Republic International Corp.	93,900	1,833,867
Progressive Corp. (The)	34,956	1,541,210
		10,072,703
Internet and Direct Marketing Retail — 2.6%
Amazon.com, Inc.(2)	15,992	15,480,256
Internet Software and Services — 5.9%
Alphabet, Inc., Class A(1)(2)	21,699	20,173,126
Facebook, Inc., Class A(1)(2)	96,512	14,571,382
VeriSign, Inc.(2)	3,490	324,430
		35,068,938
IT Services — 2.4%
Automatic Data Processing, Inc.	10,762	1,102,675
First Data Corp., Class A(2)	35,212	640,858
International Business Machines Corp.(1)	53,514	8,232,059
PayPal Holdings, Inc.(2)	21,772	1,168,503
Teradata Corp.(1)(2)	105,177	3,101,670
		14,245,765

10

	Shares	Value
Leisure Products — 0.8%
Brunswick Corp.	77,864	$4,884,409
Life Sciences Tools and Services — 1.8%
Thermo Fisher Scientific, Inc.(1)	27,673	4,828,108
Waters Corp.(1)(2)	31,101	5,717,608
		10,545,716
Machinery — 4.8%
Barnes Group, Inc.	39,071	2,286,826
Cummins, Inc.(1)	31,949	5,182,767
Fortive Corp.	7,160	453,586
Hillenbrand, Inc.	30,664	1,106,970
Oshkosh Corp.	66,434	4,575,974
Parker-Hannifin Corp.	13,999	2,237,320
Stanley Black & Decker, Inc.(1)	26,650	3,750,454
Timken Co. (The)(1)	113,432	5,246,230
Toro Co. (The)	23,061	1,597,897
WABCO Holdings, Inc.(2)	13,622	1,736,941
Woodward, Inc.	10,789	729,121
		28,904,086
Media — 2.0%
Comcast Corp., Class A	10,630	413,720
DISH Network Corp., Class A(2)	68,230	4,282,115
MSG Networks, Inc., Class A(2)	198,730	4,461,488
Omnicom Group, Inc.	12,092	1,002,427
Time Warner, Inc.	15,695	1,575,935
		11,735,685
Metals and Mining — 3.1%
Barrick Gold Corp.	289,168	4,600,663
Nucor Corp.(1)	92,199	5,335,556
Reliance Steel & Aluminum Co.	32,597	2,373,387
Steel Dynamics, Inc.(1)	128,970	4,618,416
Worthington Industries, Inc.	35,859	1,800,839
		18,728,861
Oil, Gas and Consumable Fuels — 4.6%
Apache Corp.	92,828	4,449,246
Cabot Oil & Gas Corp.	106,805	2,678,669
Chevron Corp.	15,150	1,580,600
Devon Energy Corp.	15,219	486,551
Exxon Mobil Corp.(1)	91,527	7,388,975
HollyFrontier Corp.	102,327	2,810,923
Kinder Morgan, Inc.	117,656	2,254,289
ONEOK, Inc.	27,481	1,433,409
Williams Cos., Inc. (The)	138,215	4,185,150
		27,267,812
Personal Products — 0.9%
Nu Skin Enterprises, Inc., Class A(1)	82,441	5,180,592
Pharmaceuticals — 5.0%
Allergan plc(1)	15,958	3,879,230
Jazz Pharmaceuticals plc(2)	8,742	1,359,381
Johnson & Johnson	43,767	5,789,937
Merck & Co., Inc.(1)	154,581	9,907,096

11

	Shares	Value
Pfizer, Inc.(1)	270,461	$9,084,785
		30,020,429
Professional Services — 0.7%
ManpowerGroup, Inc.	39,284	4,386,059
Real Estate Management and Development — 0.8%
Realogy Holdings Corp.	139,245	4,518,500
Road and Rail — 1.1%
Union Pacific Corp.(1)	63,026	6,864,162
Semiconductors and Semiconductor Equipment — 6.2%
Analog Devices, Inc.	24,968	1,942,510
Applied Materials, Inc.(1)	153,103	6,324,685
Broadcom Ltd.	5,643	1,315,101
Intel Corp.(1)	277,708	9,369,868
KLA-Tencor Corp.	10,125	926,539
Lam Research Corp.	36,076	5,102,229
QUALCOMM, Inc.(1)	111,899	6,179,063
Texas Instruments, Inc.(1)	78,734	6,057,006
		37,217,001
Software — 7.2%
Activision Blizzard, Inc.	65,828	3,789,718
Adobe Systems, Inc.(2)	26,262	3,714,497
Cadence Design Systems, Inc.(1)(2)	122,034	4,086,919
Citrix Systems, Inc.(2)	17,432	1,387,239
Intuit, Inc.	13,557	1,800,505
Microsoft Corp.(1)	191,565	13,204,576
MicroStrategy, Inc., Class A(2)	6,669	1,278,247
Oracle Corp. (New York)	77,615	3,891,616
Synopsys, Inc.(1)(2)	81,957	5,977,124
VMware, Inc., Class A(2)	44,661	3,904,711
		43,035,152
Specialty Retail — 2.5%
Aaron's, Inc.	24,270	944,103
Best Buy Co., Inc.(1)	98,032	5,620,175
Chico's FAS, Inc.	68,341	643,772
Lowe's Cos., Inc.	54,391	4,216,934
Williams-Sonoma, Inc.	72,913	3,536,281
		14,961,265
Technology Hardware, Storage and Peripherals — 4.1%
Apple, Inc.(1)	142,049	20,457,897
Western Digital Corp.	12,352	1,094,387
Xerox Corp.	109,260	3,139,040
		24,691,324
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)(2)	150,232	5,579,616
Trading Companies and Distributors — 0.7%
HD Supply Holdings, Inc.(2)	27,863	853,444
United Rentals, Inc.(2)	31,453	3,545,067
		4,398,511
TOTAL COMMON STOCKS (Cost $647,018,169)		765,258,645

12

	Shares	Value
EXCHANGE-TRADED FUNDS — 1.0%
SPDR S&P Bank ETF (Cost $5,687,498)	130,575	$5,682,624
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $3,213,414), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $3,136,642)		3,136,412
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $4,741,898), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $4,648,132)		4,648,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	42,170	42,170
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,826,582)		7,826,582
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.2% (Cost $660,532,249)		778,767,851
COMMON STOCKS SOLD SHORT — (29.6)%
Aerospace and Defense — (0.5)%
TransDigm Group, Inc.	(10,807)	(2,905,678)
Airlines — (0.7)%
Spirit Airlines, Inc.	(77,402)	(3,997,813)
Biotechnology — (0.8)%
Alnylam Pharmaceuticals, Inc.	(19,825)	(1,581,242)
Bluebird Bio, Inc.	(13,398)	(1,407,460)
Sage Therapeutics, Inc.	(21,325)	(1,698,323)
		(4,687,025)
Chemicals — (1.7)%
CF Industries Holdings, Inc.	(155,567)	(4,349,653)
Mosaic Co. (The)	(74,380)	(1,698,096)
Potash Corp. of Saskatchewan, Inc.	(270,347)	(4,406,656)
		(10,454,405)
Commercial Services and Supplies — (2.4)%
Clean Harbors, Inc.	(81,729)	(4,562,930)
Covanta Holding Corp.	(297,569)	(3,927,911)
Waste Connections, Inc.	(88,355)	(5,691,797)
		(14,182,638)
Communications Equipment — (0.9)%
EchoStar Corp., Class A	(85,372)	(5,182,080)
Construction and Engineering — (1.3)%
Granite Construction, Inc.	(93,569)	(4,513,768)
KBR, Inc.	(197,963)	(3,012,997)
		(7,526,765)
Consumer Finance — (0.1)%
SLM Corp.	(35,151)	(404,237)
Containers and Packaging — (0.8)%
Ball Corp.	(108,292)	(4,571,005)
Distributors — (0.8)%
Core-Mark Holding Co., Inc.	(104,233)	(3,445,943)
Pool Corp.	(9,527)	(1,120,089)
		(4,566,032)
Diversified Telecommunication Services — (0.7)%
Zayo Group Holdings, Inc.	(138,175)	(4,269,608)

13

	Shares	Value
Electronic Equipment, Instruments and Components — (0.5)%
SYNNEX Corp.	(27,490)	$(3,297,700)
Energy Equipment and Services — (0.4)%
Superior Energy Services, Inc.	(227,080)	(2,368,444)
Food and Staples Retailing — (0.4)%
PriceSmart, Inc.	(24,225)	(2,122,110)
Food Products — (0.1)%
TreeHouse Foods, Inc.	(4,245)	(346,774)
Gas Utilities — (0.3)%
New Jersey Resources Corp.	(53,096)	(2,107,911)
Health Care Equipment and Supplies — (1.3)%
DexCom, Inc.	(8,742)	(639,477)
ICU Medical, Inc.	(15,729)	(2,713,253)
Insulet Corp.	(58,752)	(3,014,565)
Nevro Corp.	(7,529)	(560,384)
Penumbra, Inc.	(7,727)	(678,044)
		(7,605,723)
Health Care Providers and Services — (1.1)%
Envision Healthcare Corp.	(66,213)	(4,149,569)
LifePoint Health, Inc.	(19,258)	(1,293,175)
MEDNAX, Inc.	(22,065)	(1,332,064)
		(6,774,808)
Hotels, Restaurants and Leisure — (0.1)%
Chipotle Mexican Grill, Inc., Class A	(1,941)	(807,650)
Independent Power and Renewable Electricity Producers — (0.6)%
Dynegy, Inc.	(246,738)	(2,040,523)
Ormat Technologies, Inc.	(22,191)	(1,302,168)
		(3,342,691)
Insurance — (0.1)%
RLI Corp.	(12,563)	(686,191)
Internet and Direct Marketing Retail — (0.1)%
Groupon, Inc., Class A	(117,241)	(450,205)
IT Services — (1.0)%
Broadridge Financial Solutions, Inc.	(42,331)	(3,198,530)
Gartner, Inc.	(21,260)	(2,625,823)
		(5,824,353)
Leisure Products — (0.1)%
Mattel, Inc.	(40,913)	(880,857)
Life Sciences Tools and Services — (0.2)%
Quintiles IMS Holdings, Inc.	(14,404)	(1,289,158)
Machinery — (1.1)%
Flowserve Corp.	(54,728)	(2,541,021)
John Bean Technologies Corp.	(33,544)	(3,287,312)
Welbilt, Inc.	(54,748)	(1,032,000)
		(6,860,333)
Marine — (0.4)%
Kirby Corp.	(32,713)	(2,186,864)
Media — (1.0)%
AMC Entertainment Holdings, Inc., Class A	(74,742)	(1,700,380)
Loral Space & Communications, Inc.	(61,607)	(2,559,771)
News Corp., Class A	(125,285)	(1,716,404)

14

	Shares	Value
Nexstar Media Group, Inc., Class A	(4,767)	$(285,067)
		(6,261,622)
Metals and Mining — (1.6)%
Compass Minerals International, Inc.	(10,276)	(671,023)
New Gold, Inc.	(1,367,381)	(4,348,272)
Royal Gold, Inc.	(60,578)	(4,735,382)
		(9,754,677)
Oil, Gas and Consumable Fuels — (1.9)%
Cheniere Energy, Inc.	(59,765)	(2,911,153)
Kosmos Energy Ltd.	(590,509)	(3,785,163)
Oasis Petroleum, Inc.	(154,258)	(1,241,777)
PDC Energy, Inc.	(5,895)	(254,134)
SM Energy Co.	(205,229)	(3,392,435)
		(11,584,662)
Personal Products — (0.7)%
Coty, Inc., Class A	(220,423)	(4,135,136)
Pharmaceuticals — (1.5)%
Catalent, Inc.	(86,590)	(3,039,309)
Medicines Co. (The)	(78,134)	(2,969,873)
Prestige Brands Holdings, Inc.	(51,119)	(2,699,595)
		(8,708,777)
Real Estate Management and Development — (1.3)%
Howard Hughes Corp. (The)	(34,184)	(4,199,163)
Kennedy-Wilson Holdings, Inc.	(191,991)	(3,657,428)
		(7,856,591)
Road and Rail — (0.4)%
Werner Enterprises, Inc.	(88,969)	(2,611,240)
Semiconductors and Semiconductor Equipment — (0.7)%
Cavium, Inc.	(67,193)	(4,174,701)
Specialty Retail — (1.3)%
Guess?, Inc.	(300,571)	(3,841,297)
Monro Muffler Brake, Inc.	(66,234)	(2,765,270)
Murphy USA, Inc.	(16,351)	(1,211,773)
		(7,818,340)
Technology Hardware, Storage and Peripherals — (0.7)%
Diebold Nixdorf, Inc.	(156,258)	(4,375,224)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $175,572,262)		(176,980,028)
OTHER ASSETS AND LIABILITIES — (0.6)%		(3,325,077)
TOTAL NET ASSETS — 100.0%		$598,462,746

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $220,220,902.

(2)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $660,532,249)	$778,767,851
Receivable for capital shares sold	341,736
Dividends and interest receivable	714,458
779,824,045

Liabilities
Securities sold short, at value (proceeds of $175,572,262)	176,980,028
Payable for capital shares redeemed	3,509,115
Accrued management fees	540,297
Dividend expense payable on securities sold short	206,201
Fees and charges payable on borrowings for securities sold short	125,658
181,361,299

Net Assets	$598,462,746

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	320,000,000
Shares outstanding	39,436,829

Net Asset Value Per Share	$15.18

Net Assets Consist of:
Capital (par value and paid-in surplus)	$477,072,832
Undistributed net investment income	11,855
Undistributed net realized gain	4,550,223
Net unrealized appreciation	116,827,836
$598,462,746

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,653)	$13,782,030
Interest	21,894
13,803,924

Expenses:
Dividend expense on securities sold short	2,455,971
Fees and charges on borrowings for securities sold short	1,468,537
Management fees	6,189,561
Directors' fees and expenses	35,375
Other expenses	1,816
10,151,260

Net investment income (loss)	3,652,664

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,673,313
Securities sold short transactions	(16,477,405)
Futures contract transactions	(149,722)
32,046,186

Change in net unrealized appreciation (depreciation) on:
Investments	56,457,384
Securities sold short	(6,120,380)
50,337,004

Net realized and unrealized gain (loss)	82,383,190

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,035,854

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$3,652,664	$4,903,556
Net realized gain (loss)	32,046,186	(26,507,230)
Change in net unrealized appreciation (depreciation)	50,337,004	14,677,825
Net increase (decrease) in net assets resulting from operations	86,035,854	(6,925,849)

Distributions to Shareholders
From net investment income	(3,349,951)	(4,937,666)
From net realized gains	—	(30,690,487)
Decrease in net assets from distributions	(3,349,951)	(35,628,153)

Capital Share Transactions
Proceeds from shares sold	54,665,713	81,890,205
Proceeds from reinvestment of distributions	3,349,951	35,628,153
Payments for shares redeemed	(72,342,852)	(19,557,811)
Net increase (decrease) in net assets from capital share transactions	(14,327,188)	97,960,547

Net increase (decrease) in net assets	68,358,715	55,406,545

Net Assets
Beginning of period	530,104,031	474,697,486
End of period	$598,462,746	$530,104,031

Undistributed net investment income	$11,855	—

Transactions in Shares of the Fund
Sold	3,811,732	6,281,507
Issued in reinvestment of distributions	220,247	2,719,946
Redeemed	(5,065,000)	(1,471,483)
Net increase (decrease) in shares of the fund	(1,033,021)	7,529,970

See Notes to Financial Statements.

18

Statement of Cash Flows

YEAR ENDED JUNE 30, 2017
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$86,035,854
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(594,160,334)
Proceeds from investments sold	604,529,251
Purchases to cover securities sold short	(212,817,417)
Proceeds from securities sold short	213,644,758
(Increase) decrease in short-term investments	(1,866,973)
(Increase) decrease in deposits for securities sold short	1,222,467
(Increase) decrease in dividends and interest receivable	(113,823)
Increase (decrease) in accrued management fees	70,114
Increase (decrease) in dividend expense payable on securities sold short	115,442
Increase (decrease) in fees and charges payable on borrowings for securities sold short	27,067
Increase (decrease) in accrued other expenses	(520)
Change in net unrealized (appreciation) depreciation on investments	(56,457,384)
Net realized (gain) loss on investment transactions	(48,673,313)
Change in net unrealized (appreciation) depreciation on securities sold short	6,120,380
Net realized (gain) loss on securities sold short transactions	16,477,405
Net cash from (used in) operating activities	14,152,974

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	54,680,763
Payments for shares redeemed	(68,833,737)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	(14,152,974)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $3,349,951.

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the period ended June 30, 2017 was 1.09%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,497,916 and $6,911,500, respectively. The effect of interfund transactions on the Statement of Operations was $979,311 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2017 were $806,977,751 and $816,533,597, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$765,258,645	—	—
Exchange-Traded Funds	5,682,624	—	—
Temporary Cash Investments	42,170	$7,784,412	—
	$770,983,439	$7,784,412	—

Liabilities
Securities Sold Short
Common Stocks	$176,980,028	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $(149,722) in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$3,349,951	$4,940,682
Long-term capital gains	—	$30,687,471

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$661,171,383
Gross tax appreciation of investments	$132,809,518
Gross tax depreciation of investments	(15,213,050)
Net tax appreciation (depreciation) of investments	117,596,468
Net tax appreciation (depreciation) on securities sold short	(1,587,146)
Net tax appreciation (depreciation)	$116,009,322
Undistributed ordinary income	$11,855
Accumulated long-term gains	$5,368,737

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

Effective July 31, 2017, the Institutional Class was renamed to the G Class and the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$13.10	0.09	2.08	2.17	(0.09)	—	(0.09)	$15.18	16.45%	1.79%	1.10%	0.64%	111%	$598,463
2016	$14.41	0.14	(0.44)	(0.30)	(0.12)	(0.89)	(1.01)	$13.10	(1.96)%	1.68%	1.10%	1.01%	109%	$530,104
2015	$15.55	0.16	0.58	0.74	(0.14)	(1.74)	(1.88)	$14.41	4.86%	1.53%	1.10%	1.03%	106%	$474,697
2014	$13.05	0.13	3.33	3.46	(0.12)	(0.84)	(0.96)	$15.55	27.10%	1.57%	1.10%	0.88%	104%	$386,877
2013	$10.95	0.16	2.26	2.42	(0.18)	(0.14)	(0.32)	$13.05	22.54%	1.66%	1.10%	1.35%	111%	$267,576

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Core Equity Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

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In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)
The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

31

the five-year period reviewed by the Board and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee

32

to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $3,349,951, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92999 1708

Annual Report

June 30, 2017

NT Disciplined Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTDX	20.83%	6.50%	3/19/15
Russell 1000 Growth Index	—	20.42%	9.41%	—
Institutional Class	ANDGX	21.08%	6.71%	3/19/15

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $11,549

Russell 1000 Growth Index — $12,281

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.02%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Yulin Long

In May 2017, Lynette Pang left the fund's management team.

Performance Summary

NT Disciplined Growth returned 21.08%* for the fiscal year ended June 30, 2017, compared with the 20.42% return of its benchmark, the Russell 1000 Growth Index.

NT Disciplined Growth performed well in absolute terms and outperformed its benchmark, the Russell 1000 Growth Index. Security selection in the real estate, health care, and consumer discretionary sectors contributed to relative performance, which was also supported by an underweight to the weak real estate sector. Conversely, positioning in the financials and telecommunication services sectors detracted from relative results.

NT Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, overall performance was aided by growth and value factors, with sentiment and quality insights adding marginal value.

Consumer Discretionary and Real Estate Aided Returns

Real estate was a source of strength relative to the benchmark, as real estate investment trusts (REITs) performed poorly amid sharply higher yields on longer-term Treasury bonds. Higher bond yields reduce the relative appeal of REITs and increase mortgage rates. As a result, REITs had negative returns over the 12-month period, so our stock selection and resulting underweight position benefited relative performance. Not owning Simon Property Group was particularly helpful. The REIT giant’s stock price slid steadily throughout a difficult year.

In health care, strong stock selection was the key to outperformance, particularly in the pharmaceutical industry, where an underweight to Bristol-Myers Squibb added to relative results. The pharma giant ran into problems with its major cancer-treatment drug, Opdivo, last summer, taking its toll on the firm’s earnings. Within the health care sector, the fund also gained from stock selection in the health care providers & services industry.

Stock choices in the consumer discretionary sector, especially those in the specialty retail area, also helped the fund outperform its benchmark. This included not owning several struggling retailers while being overweight or having exposure to other, successful companies. Positioning in the textiles, apparel, and luxury goods and auto components industries also aided relative performance.

Also contributing to relative returns was an overweight to semiconductor equipment maker Applied Materials, which gained substantially through the period, benefiting from strong industry trends and a healthy market position in growing product niches.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Financials and Telecoms Hurt Relative Results

While the fund performed well overall, several sectors detracted modestly from relative performance. Stock selection and an underweight to the strong financials sector weighed on results, led by positioning among capital market firms, one of the top-performing industries in the sector.

Conversely, stock selection and an overweight to the struggling telecommunication services sector also hurt returns. The diversified telecommunications services sector was the key detractor, specifically a stake in Verizon Communications, which was hurt by stiff competition, disappointing service revenue, and squeezed profits.

Three notable individual stocks that detracted from earnings were health care technology firm Cerner Corp, an overweight to personal care products maker Kimberly-Clark, and an underweight to fast-food giant McDonald’s.

Cerner had a rocky year, with its stock price first falling steadily before rebounding roughly halfway through the period. Unfortunately, our timing in owning shares was less than ideal and the stock detracted from portfolio performance. We sold our position.

Kimberly-Clark appears to have turned things around after a poor second half of 2016. The fund sold the stock, which fell sharply in sentiment though it improved in terms of quality and valuation insights. McDonald’s had strong results, but scored very low on growth and sentiment factors and was also below par on quality and value. Its growth and sentiment scores dropped sharply during the period and we sold most of our position.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period end, the portfolio’s largest overweight positions relative to the benchmark were in health care and information technology (IT). In the health care sector, we favored a number of health care providers and services stocks benefiting from robust profit growth and anticipation of a less restrictive regulatory framework. The largest overweight in the sector was to health care equipment and services companies. The semiconductors and semiconductor equipment industry within IT had high scores in quality, growth, and momentum. Conversely, the fund’s largest sector underweights were to consumer staples, real estate, industrials, and financials. Of the fund’s biggest period-end underweights, the consumer staples also had the greatest shift downward in exposure during the period, partly due to weak growth and momentum scores within the food, beverage, and tobacco industry group. The NT portfolios systematically avoid exposure to shares of tobacco companies. Real estate was another significant underweight, especially in equity REITs. The underweight position reflects generally unattractive readings on our growth and quality measures for many stocks in this space.

4

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Apple, Inc.	6.5%
Alphabet, Inc., Class A	5.5%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.7%
Facebook, Inc., Class A	3.6%
UnitedHealth Group, Inc.	2.4%
Boeing Co. (The)	1.9%
Home Depot, Inc. (The)	1.8%
Celgene Corp.	1.8%
Adobe Systems, Inc.	1.6%

Top Five Industries	% of net assets
Software	10.0%
Internet Software and Services	9.2%
Technology Hardware, Storage and Peripherals	7.0%
Semiconductors and Semiconductor Equipment	5.8%
Internet and Direct Marketing Retail	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.2)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,120.00	$5.31	1.01%
Institutional Class	$1,000	$1,121.10	$4.26	0.81%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.06	1.01%
Institutional Class	$1,000	$1,020.78	$4.06	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 3.5%
Astronics Corp.(1)	8,153	$248,422
Boeing Co. (The)	52,916	10,464,139
Curtiss-Wright Corp.	13,329	1,223,336
Hexcel Corp.	35,259	1,861,322
Lockheed Martin Corp.	21,595	5,994,988
		19,792,207
Auto Components — 1.0%
BorgWarner, Inc.	59,518	2,521,183
Delphi Automotive plc	26,013	2,280,039
Stoneridge, Inc.(1)	36,488	562,280
		5,363,502
Beverages — 1.0%
Boston Beer Co., Inc. (The), Class A(1)	9,509	1,256,615
Coca-Cola Co. (The)	41,318	1,853,112
PepsiCo, Inc.	22,916	2,646,569
		5,756,296
Biotechnology — 4.5%
AbbVie, Inc.	48,208	3,495,562
Alexion Pharmaceuticals, Inc.(1)	12,296	1,496,054
Biogen, Inc.(1)	11,677	3,168,671
Celgene Corp.(1)	77,761	10,098,821
Regeneron Pharmaceuticals, Inc.(1)	8,034	3,945,819
Vertex Pharmaceuticals, Inc.(1)	20,949	2,699,698
		24,904,625
Capital Markets — 1.3%
Affiliated Managers Group, Inc.	17,146	2,843,836
Evercore Partners, Inc., Class A	52,705	3,715,702
Moelis & Co., Class A	14,313	556,060
		7,115,598
Chemicals — 3.0%
Air Products & Chemicals, Inc.	38,946	5,571,615
Chemours Co. (The)	12,797	485,262
FMC Corp.	73,948	5,401,902
Innophos Holdings, Inc.	12,873	564,352
Koppers Holdings, Inc.(1)	17,016	615,129
Monsanto Co.	16,206	1,918,142
WR Grace & Co.	30,121	2,169,013
		16,725,415
Commercial Services and Supplies — 0.2%
MSA Safety, Inc.	11,575	939,543
SP Plus Corp.(1)	9,741	297,587
		1,237,130
Communications Equipment — 0.3%
ARRIS International plc(1)	23,851	668,305

7

	Shares	Value
F5 Networks, Inc.(1)	9,543	$1,212,534
		1,880,839
Construction Materials — 0.7%
Eagle Materials, Inc.	43,741	4,042,543
Containers and Packaging — 0.1%
AptarGroup, Inc.	10,288	893,616
Diversified Consumer Services — 0.1%
Capella Education Co.	6,413	548,953
Diversified Financial Services — 0.4%
Leucadia National Corp.	97,461	2,549,580
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	84,770	3,785,828
Electric Utilities — 0.1%
Spark Energy, Inc., Class A	15,070	283,316
Electrical Equipment — 1.4%
Emerson Electric Co.	43,666	2,603,367
Rockwell Automation, Inc.	31,308	5,070,644
		7,674,011
Equity Real Estate Investment Trusts (REITs) — 1.2%
Care Capital Properties, Inc.	39,495	1,054,516
Gaming and Leisure Properties, Inc.	123,639	4,657,481
Potlatch Corp.	23,454	1,071,848
		6,783,845
Food and Staples Retailing — 1.7%
CVS Health Corp.	59,284	4,769,990
Walgreens Boots Alliance, Inc.	57,883	4,532,818
		9,302,808
Food Products — 0.9%
Campbell Soup Co.	33,824	1,763,922
Pilgrim's Pride Corp.(1)	23,802	521,740
Tyson Foods, Inc., Class A	40,312	2,524,740
		4,810,402
Health Care Equipment and Supplies — 4.1%
Becton Dickinson and Co.	36,164	7,055,958
Cooper Cos., Inc. (The)	1,824	436,702
CR Bard, Inc.	3,565	1,126,932
Danaher Corp.	12,711	1,072,681
Hologic, Inc.(1)	63,946	2,901,869
IDEXX Laboratories, Inc.(1)	15,754	2,543,011
Masimo Corp.(1)	22,664	2,066,504
Zimmer Biomet Holdings, Inc.	42,748	5,488,843
		22,692,500
Health Care Providers and Services — 4.9%
Anthem, Inc.	28,000	5,267,640
Cigna Corp.	31,812	5,325,011
Humana, Inc.	14,406	3,466,372
UnitedHealth Group, Inc.	71,651	13,285,528
		27,344,551
Health Care Technology — 0.7%
Veeva Systems, Inc., Class A(1)	64,331	3,944,134

8

	Shares	Value
Hotels, Restaurants and Leisure — 3.7%
Aramark	118,394	$4,851,786
Churchill Downs, Inc.	26,106	4,785,230
Darden Restaurants, Inc.	53,827	4,868,114
Las Vegas Sands Corp.	77,379	4,943,744
McDonald's Corp.	6,067	929,222
		20,378,096
Household Durables — 1.5%
DR Horton, Inc.	87,967	3,041,019
NVR, Inc.(1)	1,903	4,587,391
Taylor Morrison Home Corp., Class A(1)	27,468	659,507
		8,287,917
Household Products — 0.8%
Spectrum Brands Holdings, Inc.	35,474	4,435,669
Independent Power and Renewable Electricity Producers — 0.2%
Pattern Energy Group, Inc., Class A	37,617	896,789
Industrial Conglomerates — 2.4%
3M Co.	7,253	1,510,002
Carlisle Cos., Inc.	40,215	3,836,511
Honeywell International, Inc.	61,615	8,212,663
		13,559,176
Insurance — 0.3%
Allstate Corp. (The)	20,813	1,840,702
Internet and Direct Marketing Retail — 5.0%
Amazon.com, Inc.(1)	23,341	22,594,088
Priceline Group, Inc. (The)(1)	1,439	2,691,678
Shutterfly, Inc.(1)	51,077	2,426,158
		27,711,924
Internet Software and Services — 9.2%
Alphabet, Inc., Class A(1)	32,991	30,671,073
Carbonite, Inc.(1)	5,681	123,846
Facebook, Inc., Class A(1)	133,775	20,197,349
Stamps.com, Inc.(1)	1,593	246,716
		51,238,984
IT Services — 4.5%
Accenture plc, Class A	6,352	785,615
CSG Systems International, Inc.	68,091	2,763,133
Fidelity National Information Services, Inc.	54,511	4,655,240
International Business Machines Corp.	54,712	8,416,347
Jack Henry & Associates, Inc.	30,990	3,218,931
MasterCard, Inc., Class A	5,680	689,836
Travelport Worldwide Ltd.	29,239	402,329
Visa, Inc., Class A	42,208	3,958,266
		24,889,697
Leisure Products — 1.1%
Brunswick Corp.	87,520	5,490,130
Malibu Boats, Inc., Class A(1)	5,976	154,599
MCBC Holdings, Inc.(1)	23,220	453,951
		6,098,680
Life Sciences Tools and Services — 0.4%
Thermo Fisher Scientific, Inc.	12,272	2,141,096

9

	Shares	Value
Machinery — 2.3%
Deere & Co.	33,908	$4,190,689
Donaldson Co., Inc.	98,024	4,464,013
Stanley Black & Decker, Inc.	29,589	4,164,060
WABCO Holdings, Inc.(1)	1,882	239,974
		13,058,736
Media — 2.1%
Cable One, Inc.	614	436,493
Comcast Corp., Class A	121,712	4,737,031
DISH Network Corp., Class A(1)	23,412	1,469,337
MSG Networks, Inc., Class A(1)	43,074	967,011
Walt Disney Co. (The)	37,558	3,990,538
		11,600,410
Metals and Mining — 0.4%
Steel Dynamics, Inc.	36,316	1,300,476
Worthington Industries, Inc.	20,683	1,038,700
		2,339,176
Multiline Retail — 0.9%
Dollar Tree, Inc.(1)	52,742	3,687,721
Nordstrom, Inc.	28,380	1,357,415
		5,045,136
Oil, Gas and Consumable Fuels — 0.7%
Williams Cos., Inc. (The)	121,691	3,684,803
Personal Products — 0.9%
Medifast, Inc.	11,634	482,462
Nu Skin Enterprises, Inc., Class A	70,092	4,404,581
		4,887,043
Pharmaceuticals — 2.1%
Allergan plc	3,529	857,865
Bristol-Myers Squibb Co.	41,898	2,334,556
Eli Lilly & Co.	100,948	8,308,020
Johnson & Johnson	2,306	305,061
		11,805,502
Road and Rail — 1.3%
Union Pacific Corp.	64,434	7,017,507
Semiconductors and Semiconductor Equipment — 5.8%
Applied Materials, Inc.	145,558	6,013,001
Broadcom Ltd.	1,629	379,639
Intel Corp.	156,437	5,278,184
KLA-Tencor Corp.	16,333	1,494,633
Lam Research Corp.	39,925	5,646,593
Qorvo, Inc.(1)	3,821	241,946
QUALCOMM, Inc.	9,915	547,506
Skyworks Solutions, Inc.	46,480	4,459,756
Texas Instruments, Inc.	106,409	8,186,044
		32,247,302
Software — 10.0%
Activision Blizzard, Inc.	103,789	5,975,133
Adobe Systems, Inc.(1)	62,353	8,819,208
Cadence Design Systems, Inc.(1)	7,615	255,026
Citrix Systems, Inc.(1)	51,351	4,086,513

10

	Shares	Value
Electronic Arts, Inc.(1)	13,215	$1,397,090
Intuit, Inc.	45,919	6,098,502
Microsoft Corp.	296,651	20,448,153
Oracle Corp. (New York)	33,516	1,680,492
SS&C Technologies Holdings, Inc.	2,394	91,954
Synopsys, Inc.(1)	25,654	1,870,946
Take-Two Interactive Software, Inc.(1)	7,104	521,292
VMware, Inc., Class A(1)	52,377	4,579,321
		55,823,630
Specialty Retail — 3.9%
Children's Place, Inc. (The)	38,707	3,951,985
Home Depot, Inc. (The)	66,631	10,221,195
Lowe's Cos., Inc.	56,140	4,352,534
Pier 1 Imports, Inc.	30,560	158,606
Ross Stores, Inc.	51,124	2,951,389
		21,635,709
Technology Hardware, Storage and Peripherals — 7.0%
Apple, Inc.	250,696	36,105,238
Western Digital Corp.	29,634	2,625,572
		38,730,810
Thrifts and Mortgage Finance — 0.6%
Essent Group Ltd.(1)	86,381	3,208,190
Trading Companies and Distributors — 0.3%
United Rentals, Inc.(1)	13,789	1,554,158
TOTAL COMMON STOCKS (Cost $468,199,526)		551,548,541
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.750% - 3.75%, 2/28/18 - 5/15/43, valued at $2,320,378), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $2,264,941)		2,264,775
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/46, valued at $3,425,353), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $3,356,095)		3,356,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,731	30,731
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,651,506)		5,651,506
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $473,851,032)		557,200,047
OTHER ASSETS AND LIABILITIES — (0.2)%		(956,802)
TOTAL NET ASSETS — 100.0%		$556,243,245

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $473,851,032)	$557,200,047
Receivable for investments sold	2,542,625
Receivable for capital shares sold	684,876
Dividends and interest receivable	187,112
560,614,660

Liabilities
Payable for investments purchased	2,303,326
Payable for capital shares redeemed	1,675,537
Accrued management fees	392,552
4,371,415

Net Assets	$556,243,245

Net Assets Consist of:
Capital (par value and paid-in surplus)	$480,271,970
Undistributed net investment income	116,448
Accumulated net realized loss	(7,494,188)
Net unrealized appreciation	83,349,015
$556,243,245

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$106,475,647	9,331,824	$11.41
Institutional Class, $0.01 Par Value	$449,767,598	39,416,280	$11.41

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends	$8,102,867
Interest	11,998
8,114,865

Expenses:
Management fees	4,488,656
Directors' fees and expenses	33,001
Other expenses	335
4,521,992

Net investment income (loss)	3,592,873

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	29,664,393
Futures contract transactions	(286,520)
29,377,873

Change in net unrealized appreciation (depreciation) on investments	67,527,807

Net realized and unrealized gain (loss)	96,905,680

Net Increase (Decrease) in Net Assets Resulting from Operations	$100,498,553

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$3,592,873	$3,556,965
Net realized gain (loss)	29,377,873	(35,726,607)
Change in net unrealized appreciation (depreciation)	67,527,807	25,527,203
Net increase (decrease) in net assets resulting from operations	100,498,553	(6,642,439)

Distributions to Shareholders
From net investment income:
Investor Class	(512,555)	(654,766)
Institutional Class	(3,074,161)	(3,605,666)
Decrease in net assets from distributions	(3,586,716)	(4,260,432)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(31,183,966)	49,846,137

Net increase (decrease) in net assets	65,727,871	38,943,266

Net Assets
Beginning of period	490,515,374	451,572,108
End of period	$556,243,245	$490,515,374

Undistributed net investment income	$116,448	$153,762

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and Institutional Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%
Institutional Class		0.0500% to 0.1100%	0.81%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,393,434 and $7,887,675, respectively. The effect of interfund transactions on the Statement of Operations was $396,796 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $685,286,531 and $716,542,783, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		90,000,000
Sold	23,128	$244,486	126,434	$1,196,322
Issued in reinvestment of distributions	47,142	512,555	68,521	654,766
Redeemed	(487,931)	(5,114,073)	(113,359)	(1,108,480)
	(417,661)	(4,357,032)	81,596	742,608
Institutional Class/Shares Authorized	330,000,000		240,000,000
Sold	3,204,067	33,030,327	6,617,974	60,796,931
Issued in reinvestment of distributions	282,723	3,074,161	377,479	3,605,666
Redeemed	(5,983,642)	(62,931,422)	(1,612,154)	(15,299,068)
	(2,496,852)	(26,826,934)	5,383,299	49,103,529
Net increase (decrease)	(2,914,513)	$(31,183,966)	5,464,895	$49,846,137

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$551,548,541	—	—
Temporary Cash Investments	30,731	$5,620,775	—
	$551,579,272	$5,620,775	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $(286,520) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

18

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$3,586,716	$4,260,432
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$475,268,530
Gross tax appreciation of investments	$85,855,207
Gross tax depreciation of investments	(3,923,690)
Net tax appreciation (depreciation) of investments	81,931,517
Undistributed ordinary income	$116,448
Accumulated short-term capital losses	$(6,076,690)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

Effective July 31, 2017, the Institutional Class was renamed to the G Class and the investment advisor agreed to waive the G Class’s management fee in its entirety.  The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.49	0.05	1.92	1.97	(0.05)	$11.41	20.83%	1.02%	0.51%	131%	$106,476
2016	$9.77	0.06	(0.27)	(0.21)	(0.07)	$9.49	(2.18)%	1.02%	0.62%	118%	$92,560
2015(3)	$10.00	0.02	(0.25)	(0.23)	—	$9.77	(2.30)%	1.01%(4)	0.55%(4)	29%	$94,459
Institutional Class
2017	$9.49	0.08	1.92	2.00	(0.08)	$11.41	21.08%	0.82%	0.71%	131%	$449,768
2016	$9.78	0.08	(0.28)	(0.20)	(0.09)	$9.49	(2.03)%	0.82%	0.82%	118%	$397,955
2015(3)	$10.00	0.02	(0.24)	(0.22)	—	$9.78	(2.20)%	0.81%(4)	0.75%(4)	29%	$357,113

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through June 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Disciplined Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Disciplined Growth Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

25

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

26

the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board concluded that

27

the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $3,586,716, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93000 1708

Annual Report

June 30, 2017

NT Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Institutional Class	ACLEX	18.09%	13.12%	6.40%	5/12/06
S&P 500 Index	—	17.90%	14.62%	7.18%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007

Value on June 30, 2017
Institutional Class — $18,613

S&P 500 Index — $20,008

Total Annual Fund Operating Expenses
Institutional Class	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

In November 2016, Steven Rossi joined the management team, replacing Bill Martin, who left the team in May 2016.

Performance Summary

NT Equity Growth returned 18.09% for the fiscal year ended June 30, 2017, compared with the 17.90% return of its benchmark, the S&P 500 Index.

NT Equity Growth performed well in absolute terms and outperformed its benchmark, the S&P 500 Index. Security selection in the consumer discretionary, industrials, and real estate sectors contributed to relative performance, while positioning in the financials, consumer staples, and energy sectors detracted.

NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and value insights were rewarded. Sentiment was slightly positive, while quality insights detracted at the margin.

Variety of Stock Choices Aided Returns

The leading individual contributors to the fund’s relative performance came from several sectors. An overweight to Best Buy, the big-box retailer, added to results, as it had strong sales growth at brick-and-mortar stores along with increasing online sales, competing aggressively and successfully against e-commerce giant Amazon.

Semiconductor equipment maker Applied Materials performed well throughout the period on a series of strong earnings reports and a surge in new orders.

Owning shares in Essent Group, an out-of-benchmark Bahamas-based private mortgage insurance provider, also contributed to performance. Helped by a healthy balance sheet and a favorable industry environment, Essent benefited from government-sponsored enterprises Fannie Mae and Freddie Mac raising their mortgage guarantee fees.

Underweights in Large Banks Hurt Returns

Among the largest detractors from the fund’s annual relative performance were underweight positions in a couple of large household-name banks, Bank of America and JPMorgan Chase. They both scored poorly in terms of growth and quality factors, but highly in valuation. As a result, we had some exposure to these stocks but less than the benchmark. Both banks had very strong performance during a year when economic growth improved, interest rates rose, the Trump administration eased certain banking regulations, and the companies passed the Federal Reserve’s financial “stress test.”

Another major detractor was gold miner Barrick Gold, which had a volatile 12 months––its stock price fluctuated as it faced a variety of challenges while winning praise for shoring up its balance sheet. However, during the most recent quarter, Barrick’s performance sagged as it sold a key mine and weather conditions curtailed production. We maintained our position, encouraged by the stock’s strong scores on growth, quality, and valuation metrics.

Kimberley-Clark, the multinational personal care product maker, also detracted from relative returns. It appears to have turned things around after a poor second half of 2016. The fund remains

3

overweight to the stock, which improved in terms of quality and valuation insights though falling sharply in sentiment.

A Look Ahead

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, the portfolio’s largest overweight positions relative to the benchmark were in health care and information technology. In the health care sector, we are identifying many companies in the health care equipment and services and pharmaceuticals, biotechnology, and life sciences industry groups as offering attractive growth. Within information technology, both the semiconductors and semiconductor equipment and software and services industries scored well in quality and growth factors. In contrast, the consumer staples sector moved from a substantial overweight to the fund’s largest underweight by period-end, partly due to very low growth and momentum scores within the food, beverage, and tobacco industry. The fund also remains underweight to the utilities and financials sectors, where banks had weak quality readings, as did utilities.

Changes to the portfolio during the reporting period reflected where our model was identifying the greatest opportunity. The largest increases in weightings occurred in the two leading sectors in contributions to relative returns––consumer discretionary and industrials––both of which we switched to portfolio overweights from underweights.

4

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	3.4%
Apple, Inc.	2.9%
Microsoft Corp.	2.6%
Amazon.com, Inc.	2.6%
Facebook, Inc., Class A	2.4%
Johnson & Johnson	2.0%
UnitedHealth Group, Inc.	1.7%
Merck & Co., Inc.	1.6%
Intel Corp.	1.5%
Cisco Systems, Inc.	1.4%

Top Five Industries	% of net assets
Software	7.2%
Internet Software and Services	5.8%
Semiconductors and Semiconductor Equipment	5.7%
Biotechnology	5.3%
Health Care Equipment and Supplies	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Exchange-Traded Funds	0.9%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.4)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,091.00	$2.44	0.47%
Hypothetical
Institutional Class	$1,000	$1,022.46	$2.36	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 2.5%
Boeing Co. (The)	123,301	$24,382,773
United Technologies Corp.	169,741	20,727,073
		45,109,846
Airlines — 0.1%
JetBlue Airways Corp.(1)	112,088	2,558,969
Auto Components — 0.6%
Delphi Automotive plc	98,484	8,632,122
LCI Industries	13,447	1,376,973
		10,009,095
Automobiles — 0.9%
Ford Motor Co.	1,384,273	15,490,015
Banks — 3.9%
Bank of America Corp.	220,354	5,345,788
Citigroup, Inc.	113,782	7,609,740
East West Bancorp, Inc.	177,440	10,394,435
JPMorgan Chase & Co.	122,501	11,196,591
PNC Financial Services Group, Inc. (The)	29,272	3,655,195
U.S. Bancorp	395,782	20,549,002
Valley National Bancorp	311,293	3,676,370
Wells Fargo & Co.	123,695	6,853,940
		69,281,061
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A(1)	28,271	3,736,013
Coca-Cola Co. (The)	5,994	268,831
PepsiCo, Inc.	2,740	316,442
		4,321,286
Biotechnology — 5.3%
AbbVie, Inc.	325,508	23,602,585
Amgen, Inc.	145,192	25,006,418
Biogen, Inc.(1)	41,520	11,266,867
Celgene Corp.(1)	177,318	23,028,289
Gilead Sciences, Inc.	167,829	11,878,937
		94,783,096
Building Products — 0.7%
Owens Corning	148,337	9,926,712
USG Corp.(1)	69,051	2,003,860
		11,930,572
Capital Markets — 2.5%
Affiliated Managers Group, Inc.	59,966	9,945,961
BlackRock, Inc.	826	348,910
Evercore Partners, Inc., Class A	183,496	12,936,468

7

	Shares	Value
Goldman Sachs Group, Inc. (The)	89,381	$19,833,644
Janus Henderson Group plc(1)	51,016	1,689,140
		44,754,123
Chemicals — 3.3%
Air Products & Chemicals, Inc.	114,769	16,418,853
Cabot Corp.	252,208	13,475,474
E.I. du Pont de Nemours & Co.	76,218	6,151,555
FMC Corp.	149,663	10,932,882
Huntsman Corp.	249,170	6,438,553
Monsanto Co.	38,265	4,529,045
		57,946,362
Commercial Services and Supplies — 0.5%
MSA Safety, Inc.	5,120	415,591
Waste Management, Inc.	115,409	8,465,250
		8,880,841
Communications Equipment — 1.4%
Cisco Systems, Inc.	821,557	25,714,734
Consumer Finance — 0.5%
Credit Acceptance Corp.(1)	24,961	6,418,471
OneMain Holdings, Inc., Class A(1)	95,435	2,346,747
		8,765,218
Diversified Consumer Services — 0.3%
H&R Block, Inc.	172,285	5,325,329
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(1)	74,817	12,671,755
Leucadia National Corp.	283,249	7,409,794
		20,081,549
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	417,724	15,760,726
Verizon Communications, Inc.	66,124	2,953,098
		18,713,824
Electric Utilities — 1.0%
ALLETE, Inc.	8,975	643,328
FirstEnergy Corp.	420,210	12,253,324
PPL Corp.	118,906	4,596,906
		17,493,558
Electrical Equipment — 0.9%
Eaton Corp. plc	206,762	16,092,286
Energy Equipment and Services — 2.6%
Baker Hughes, Inc.	207,163	11,292,455
Dril-Quip, Inc.(1)	193,480	9,441,824
Helmerich & Payne, Inc.	67,354	3,660,016
Schlumberger Ltd.	304,204	20,028,792
TechnipFMC plc(1)	36,771	1,000,171
		45,423,258
Equity Real Estate Investment Trusts (REITs) — 1.4%
Care Capital Properties, Inc.	263,128	7,025,518

8

	Shares	Value
Gaming and Leisure Properties, Inc.	126,273	$4,756,704
WP Carey, Inc.	202,000	13,334,020
		25,116,242
Food and Staples Retailing — 3.3%
CVS Health Corp.	257,498	20,718,289
Wal-Mart Stores, Inc.	256,003	19,374,307
Walgreens Boots Alliance, Inc.	230,360	18,039,492
		58,132,088
Food Products — 1.3%
Campbell Soup Co.	109,813	5,726,748
Dean Foods Co.	202,367	3,440,239
Tyson Foods, Inc., Class A	234,698	14,699,136
		23,866,123
Gas Utilities — 0.5%
National Fuel Gas Co.	151,881	8,481,035
Health Care Equipment and Supplies — 4.7%
Becton Dickinson and Co.	92,221	17,993,240
Cooper Cos., Inc. (The)	9,210	2,205,058
CR Bard, Inc.	5,965	1,885,596
Danaher Corp.	59,772	5,044,159
Hologic, Inc.(1)	322,948	14,655,380
Medtronic plc	271,179	24,067,136
Teleflex, Inc.	4,644	964,838
Zimmer Biomet Holdings, Inc.	122,523	15,731,953
		82,547,360
Health Care Providers and Services — 2.8%
Anthem, Inc.	65,964	12,409,807
Cigna Corp.	46,206	7,734,422
UnitedHealth Group, Inc.	161,480	29,941,622
		50,085,851
Hotels, Restaurants and Leisure — 3.2%
Aramark	15,613	639,821
Carnival Corp.	249,024	16,328,503
Darden Restaurants, Inc.	195,875	17,714,935
Las Vegas Sands Corp.	137,039	8,755,422
Royal Caribbean Cruises Ltd.	127,182	13,892,090
		57,330,771
Household Durables — 0.4%
Garmin Ltd.	61,470	3,136,814
NVR, Inc.(1)	1,626	3,919,652
		7,056,466
Household Products — 1.8%
Kimberly-Clark Corp.	116,041	14,982,054
Procter & Gamble Co. (The)	56,887	4,957,702
Spectrum Brands Holdings, Inc.	100,975	12,625,914
		32,565,670

9

	Shares	Value
Industrial Conglomerates — 2.2%
Carlisle Cos., Inc.	132,011	$12,593,849
General Electric Co.	248,882	6,722,303
Honeywell International, Inc.	151,172	20,149,716
		39,465,868
Insurance — 2.5%
Allstate Corp. (The)	182,941	16,179,302
Everest Re Group Ltd.	47,436	12,076,731
Lincoln National Corp.	25,153	1,699,840
Loews Corp.	50,888	2,382,067
Old Republic International Corp.	190,575	3,721,930
Travelers Cos., Inc. (The)	68,640	8,685,019
		44,744,889
Internet and Direct Marketing Retail — 2.6%
Amazon.com, Inc.(1)	46,821	45,322,728
Internet Software and Services — 5.8%
Alphabet, Inc., Class A(1)	64,205	59,690,104
Facebook, Inc., Class A(1)	281,669	42,526,386
		102,216,490
IT Services — 1.4%
Fidelity National Information Services, Inc.	4,483	382,848
International Business Machines Corp.	158,779	24,424,974
		24,807,822
Leisure Products — 0.8%
Brunswick Corp.	215,711	13,531,551
Life Sciences Tools and Services — 0.1%
Waters Corp.(1)	5,541	1,018,657
Machinery — 3.2%
Cummins, Inc.	97,370	15,795,361
Donaldson Co., Inc.	26,506	1,207,083
Fortive Corp.	20,306	1,286,385
Oshkosh Corp.	160,545	11,058,340
Parker-Hannifin Corp.	46,514	7,433,867
Snap-on, Inc.	41,491	6,555,578
Stanley Black & Decker, Inc.	15,662	2,204,113
Timken Co. (The)	29,019	1,342,129
Toro Co. (The)	137,595	9,533,958
		56,416,814
Media — 2.1%
DISH Network Corp., Class A(1)	205,623	12,904,900
MSG Networks, Inc., Class A(1)	148,041	3,323,520
Omnicom Group, Inc.	165,326	13,705,525
Time Warner, Inc.	66,570	6,684,294
		36,618,239
Metals and Mining — 1.7%
Barrick Gold Corp.	753,733	11,991,892
Nucor Corp.	241,557	13,978,904

10

	Shares	Value
Reliance Steel & Aluminum Co.	50,514	$3,677,924
		29,648,720
Oil, Gas and Consumable Fuels — 2.5%
Chevron Corp.	33,282	3,472,311
Devon Energy Corp.	24,953	797,748
Exxon Mobil Corp.	297,780	24,039,779
Kinder Morgan, Inc.	48,162	922,784
Williams Cos., Inc. (The)	503,482	15,245,435
		44,478,057
Personal Products — 0.1%
Nu Skin Enterprises, Inc., Class A	18,470	1,160,655
Pharmaceuticals — 4.1%
Johnson & Johnson	262,211	34,687,893
Merck & Co., Inc.	433,441	27,779,234
Pfizer, Inc.	289,097	9,710,768
		72,177,895
Professional Services — 0.4%
ManpowerGroup, Inc.	68,250	7,620,113
Real Estate Management and Development — 0.4%
Realogy Holdings Corp.	238,464	7,738,157
Road and Rail — 1.2%
Union Pacific Corp.	189,177	20,603,267
Semiconductors and Semiconductor Equipment — 5.7%
Analog Devices, Inc.	32,786	2,550,751
Applied Materials, Inc.	449,650	18,575,042
Broadcom Ltd.	18,625	4,340,556
Intel Corp.	765,703	25,834,819
Lam Research Corp.	100,675	14,238,465
QUALCOMM, Inc.	310,402	17,140,398
Texas Instruments, Inc.	232,420	17,880,071
		100,560,102
Software — 7.2%
Activision Blizzard, Inc.	187,727	10,807,443
Adobe Systems, Inc.(1)	135,809	19,208,825
Intuit, Inc.	82,361	10,938,365
Microsoft Corp.	665,345	45,862,231
Oracle Corp. (New York)	477,701	23,951,928
Synopsys, Inc.(1)	26,695	1,946,866
VMware, Inc., Class A(1)	168,788	14,757,135
		127,472,793
Specialty Retail — 1.9%
Best Buy Co., Inc.	279,108	16,001,262
Lowe's Cos., Inc.	225,701	17,498,598
		33,499,860
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	361,850	52,113,637

11

	Shares	Value
Western Digital Corp.	9,294	$823,448
		52,937,085
Thrifts and Mortgage Finance — 0.8%
Essent Group Ltd.(1)	380,688	14,138,752
Trading Companies and Distributors — 0.1%
United Rentals, Inc.(1)	17,253	1,944,586
TOTAL COMMON STOCKS (Cost $1,442,089,286)		1,745,979,728
EXCHANGE-TRADED FUNDS — 0.9%
SPDR S&P Bank ETF (Cost $16,508,355)	381,420	16,599,399
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $6,546,282), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $6,389,884)		6,389,415
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $9,663,742), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $9,470,268)		9,470,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	91,010	91,010
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,950,425)		15,950,425
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $1,474,548,066)		1,778,529,552
OTHER ASSETS AND LIABILITIES — (0.4)%		(6,968,586)
TOTAL NET ASSETS — 100.0%		$1,771,560,966

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $1,474,548,066)	$1,778,529,552
Cash	10,972
Receivable for capital shares sold	1,747,121
Dividends and interest receivable	1,556,570
1,781,844,215

Liabilities
Payable for capital shares redeemed	9,607,516
Accrued management fees	675,733
10,283,249

Net Assets	$1,771,560,966

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	985,000,000
Shares outstanding	135,950,894

Net Asset Value Per Share	$13.03

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,410,013,560
Undistributed net investment income	846,591
Undistributed net realized gain	56,719,329
Net unrealized appreciation	303,981,486
$1,771,560,966

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,902)	$33,711,955
Interest	42,671
33,754,626

Expenses:
Management fees	7,730,318
Directors' fees and expenses	104,581
Other expenses	387
7,835,286

Net investment income (loss)	25,919,340

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	94,243,425
Futures contract transactions	(163,155)
94,080,270

Change in net unrealized appreciation (depreciation) on investments	158,967,315

Net realized and unrealized gain (loss)	253,047,585

Net Increase (Decrease) in Net Assets Resulting from Operations	$278,966,925

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$25,919,340	$23,524,642
Net realized gain (loss)	94,080,270	(35,169,569)
Change in net unrealized appreciation (depreciation)	158,967,315	(14,149,930)
Net increase (decrease) in net assets resulting from operations	278,966,925	(25,794,857)

Distributions to Shareholders
From net investment income	(25,334,765)	(24,040,330)
From net realized gains	—	(68,995,192)
Decrease in net assets from distributions	(25,334,765)	(93,035,522)

Capital Share Transactions
Proceeds from shares sold	185,621,609	317,445,635
Proceeds from reinvestment of distributions	25,334,765	93,035,522
Payments for shares redeemed	(256,712,800)	(109,014,706)
Net increase (decrease) in net assets from capital share transactions	(45,756,426)	301,466,451

Net increase (decrease) in net assets	207,875,734	182,636,072

Net Assets
Beginning of period	1,563,685,232	1,381,049,160
End of period	$1,771,560,966	$1,563,685,232

Undistributed net investment income	$846,591	$510,183

Transactions in Shares of the Fund
Sold	15,239,268	28,713,747
Issued in reinvestment of distributions	2,045,908	8,349,663
Redeemed	(20,979,841)	(9,700,221)
Net increase (decrease) in shares of the fund	(3,694,665)	27,363,189

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the

17

independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the period ended June 30, 2017 was 0.46%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $21,248,303 and $21,306,348, respectively. The effect of interfund transactions on the Statement of Operations was $1,875,909 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $1,463,954,156 and $1,489,897,406, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,745,979,728	—	—
Exchange-Traded Funds	16,599,399	—	—
Temporary Cash Investments	91,010	$15,859,415	—
	$1,762,670,137	$15,859,415	—
18

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $(163,155) in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$25,334,765	$36,988,594
Long-term capital gains	—	$56,046,928

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,480,508,298
Gross tax appreciation of investments	$318,418,505
Gross tax depreciation of investments	(20,397,251)
Net tax appreciation (depreciation) of investments	$298,021,254
Undistributed ordinary income	$10,109,893
Accumulated long-term gains	$53,416,259

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

8. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

9. Corporate Event

Effective July 31, 2017, the Institutional Class was renamed to the G Class and the investment advisor agreed to waive the G Class’s management fee in its entirety.  The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$11.20	0.19	1.83	2.02	(0.19)	—	(0.19)	$13.03	18.09%	0.47%	1.54%	88%	$1,771,561
2016	$12.30	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$11.20	(2.65)%	0.47%	1.65%	94%	$1,563,685
2015	$13.04	0.21	0.53	0.74	(0.20)	(1.28)	(1.48)	$12.30	5.97%	0.47%	1.66%	84%	$1,381,049
2014	$11.58	0.20	2.59	2.79	(0.19)	(1.14)	(1.33)	$13.04	25.29%	0.47%	1.64%	77%	$1,124,703
2013	$10.20	0.22	1.87	2.09	(0.21)	(0.50)	(0.71)	$11.58	21.39%	0.48%	2.03%	95%	$779,677

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

26

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for

27

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

28

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $25,334,765, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92997 1708

Annual Report

June 30, 2017

NT Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Institutional Class	ACLOX	21.42%	13.50%	5.02%	5/12/06
Russell 2000 Index	—	24.60%	13.69%	6.91%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007

Value on June 30, 2017
Institutional Class — $16,331

Russell 2000 Index — $19,522

Total Annual Fund Operating Expenses
Institutional Class	0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steven Rossi

As of February 2017, Steven Rossi became a portfolio manager on the fund in place of Tal Sansani. Mr. Sansani remains on the Disciplined Equity research team, which contributes to the management of the strategy.

Performance Summary

NT Small Company returned 21.42% for the fiscal year ended June 30, 2017, compared with the 24.60% return of its benchmark, the Russell 2000 Index.

NT Small Company rose during the fiscal year, but trailed the return of its benchmark, the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. The fund’s quality and growth factors detracted from selection results, while valuation insights were supportive. Sentiment factors were mixed. Stock choices in the financials, information technology, and industrials sectors detracted from performance, while holdings in the consumer discretionary, utilities, and real estate sectors benefited fund results.

Financials Holdings Led Detractors

On a sector basis, stock choices in the financials sector weighed the most on relative performance, led by stock selection and an underweight in the banks industry. Opus Bank was a key individual detractor. The bank reported higher-than-expected non-performing loan losses. We exited the position. Underperformance among the fund’s insurance stocks also hampered returns. We found many stocks in both these industries unattractive according to our measures of earnings quality.

Information technology was an area of underperformance due to stock choices in a number of industries. In the software industry, Manhattan Associates was a key detractor. The supply chain management specialist missed revenue expectations over the year, lagging as its retail customers faced industry weakness. We exited the position. In the semiconductor and semiconductor equipment industry, avoidance of benchmark name Advanced Micro Devices hindered relative performance as the semiconductor industry rallied through the year.

Performance in the industrials sector was a detractor, led by stock choices and an overweight allocation in the building products industry. In the materials sector, iron ore miner Cliffs Natural Resources was a key detractor. The company reported strong earnings and progress in its turnaround efforts, but still declined with broader weakness in iron ore prices. The stock scores well across factors, and is particularly strong on quality and valuation. An underweight position in chemical maker Chemours also weighed on performance. The maker of paint pigment chemicals rallied over the year along with the recovery in the construction and automotive industries.

Consumer Discretionary and Utilities Positions Contributed

In the consumer discretionary sector, stock selection was a key driver of outperformance. The fund’s positioning in diversified consumer services stocks added to returns. A position in Weight Watchers International was a key contributor. The weight loss chain reported robust growth in subscribers and operating income through the period following a promotion with Oprah Winfrey. We exited the position as its factor rankings became less attractive. Stock choices in the hotel, restaurants, and leisure industry also boosted returns. Positions in the utilities and real estate sectors also benefited the fund’s results. Performance was aided by stock choices and underweight allocations in both sectors.

3

Elsewhere in the portfolio, health care stock OraSure Technologies was a top contributor. The developer of diagnostic tests rallied after reporting strong growth driven by a jump in international sales. The stock ranks particularly well on our measure of earnings growth. Network infrastructure equipment supplier Extreme Networks boosted performance. Shares rallied on news that the company would acquire the networking business of competitor Avaya, and again on news that it would acquire the data center technology business of Brocade Communication Systems. Factor scores for quality and valuation are strong for the information technology stock.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time. The materials sector is a key fund overweight at period-end as a result of positive scores for many companies in this space along multiple dimensions of our stock selection model. Our industrials sector overweight is driven by exposure to the capital goods industry, where we are finding companies demonstrating high-quality earnings growth at reasonable valuations with positive share price momentum.

Conversely, we have underweight positions in the health care, utilities, and real estate sectors. The health care underweight reflects our lower exposure to companies in pharmaceuticals, biotechnology, and life sciences, an area where many companies score poorly in each of the four broad measures we use to evaluate stocks. The utilities and real estate underweights reflect the fact that we find comparatively few compelling investment opportunities in these sectors according to our metrics.

4

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Fair Isaac Corp.	0.8%
ALLETE, Inc.	0.8%
LaSalle Hotel Properties	0.8%
Tech Data Corp.	0.8%
Masimo Corp.	0.8%
Louisiana-Pacific Corp.	0.7%
Medidata Solutions, Inc.	0.7%
Cathay General Bancorp	0.7%
Worthington Industries, Inc.	0.7%
Entegris, Inc.	0.7%

Top Five Industries	% of net assets
Banks	8.6%
Semiconductors and Semiconductor Equipment	5.5%
Equity Real Estate Investment Trusts (REITs)	5.2%
Health Care Equipment and Supplies	4.6%
Internet Software and Services	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.9%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(1.7)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,028.00	$3.32	0.66%
Hypothetical
Institutional Class	$1,000	$1,021.52	$3.31	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 100.9%
Aerospace and Defense — 2.0%
Aerojet Rocketdyne Holdings, Inc.(1)	121,563	$2,528,511
Curtiss-Wright Corp.	25,821	2,369,851
Moog, Inc., Class A(1)	24,224	1,737,345
Triumph Group, Inc.	70,600	2,230,960
		8,866,667
Airlines — 0.6%
Hawaiian Holdings, Inc.(1)	53,047	2,490,557
Auto Components — 1.7%
Cooper-Standard Holding, Inc.(1)	23,336	2,353,902
LCI Industries	28,449	2,913,178
Stoneridge, Inc.(1)	142,701	2,199,022
		7,466,102
Banks — 8.6%
BancFirst Corp.	961	92,833
Bank of the Ozarks, Inc.	52,089	2,441,411
Berkshire Hills Bancorp, Inc.	38,029	1,336,719
Camden National Corp.	8,459	362,976
Cathay General Bancorp	83,060	3,152,127
CenterState Banks, Inc.	43,712	1,086,680
Central Pacific Financial Corp.	37,330	1,174,775
Columbia Banking System, Inc.	55,616	2,216,298
Customers Bancorp, Inc.(1)	18,919	535,029
Enterprise Financial Services Corp.	39,322	1,604,338
FCB Financial Holdings, Inc., Class A(1)	12,791	610,770
First BanCorp(1)	360,346	2,086,403
First Commonwealth Financial Corp.	197,035	2,498,404
First Financial Bancorp	98,576	2,730,555
First Interstate Bancsystem, Inc.	22,297	829,448
Franklin Financial Network, Inc.(1)	27,476	1,133,385
Green Bancorp, Inc.(1)	63,690	1,235,586
Hancock Holding Co.	60,714	2,974,986
Heartland Financial USA, Inc.	17,749	835,978
Heritage Commerce Corp.	25,872	356,516
Horizon Bancorp	4,010	105,664
IBERIABANK Corp.	15,722	1,281,343
International Bancshares Corp.	39,075	1,369,579
OFG Bancorp	207,698	2,076,980
Sandy Spring Bancorp, Inc.	13,239	538,298
Triumph Bancorp, Inc.(1)	6,766	166,105

7

	Shares	Value
Valley National Bancorp	249,534	$2,946,997
		37,780,183
Beverages — 0.6%
Boston Beer Co., Inc. (The), Class A(1)	13,727	1,814,023
National Beverage Corp.	7,616	712,553
		2,526,576
Biotechnology — 3.1%
Akebia Therapeutics, Inc.(1)	33,979	488,278
AMAG Pharmaceuticals, Inc.(1)	78,495	1,444,308
Applied Genetic Technologies Corp.(1)	19,259	98,221
Arena Pharmaceuticals, Inc.(1)	8,443	142,433
BioSpecifics Technologies Corp.(1)	11,087	548,917
Calithera Biosciences, Inc.(1)	41,854	621,532
ChemoCentryx, Inc.(1)	11,320	105,955
Clovis Oncology, Inc.(1)	8,918	834,992
CytomX Therapeutics, Inc.(1)	21,826	338,303
Exelixis, Inc.(1)	90,577	2,230,912
FibroGen, Inc.(1)	64,385	2,079,636
Genomic Health, Inc.(1)	45,584	1,483,759
Intellia Therapeutics, Inc.(1)	12,044	192,704
MiMedx Group, Inc.(1)	35,479	531,121
Myriad Genetics, Inc.(1)	19,606	506,619
Puma Biotechnology, Inc.(1)	6,456	564,254
Retrophin, Inc.(1)	55,843	1,082,796
Sarepta Therapeutics, Inc.(1)	7,466	251,679
Seres Therapeutics, Inc.(1)	11,420	129,046
		13,675,465
Building Products — 2.4%
Builders FirstSource, Inc.(1)	10,117	154,992
Continental Building Products, Inc.(1)	100,650	2,345,145
Masonite International Corp.(1)	37,326	2,818,113
NCI Building Systems, Inc.(1)	44,168	737,606
Patrick Industries, Inc.(1)	12,680	923,738
Ply Gem Holdings, Inc.(1)	70,564	1,266,624
Universal Forest Products, Inc.	26,484	2,312,318
		10,558,536
Capital Markets — 2.6%
Cohen & Steers, Inc.	45,219	1,833,178
Evercore Partners, Inc., Class A	39,961	2,817,250
GAIN Capital Holdings, Inc.	21,012	130,905
Greenhill & Co., Inc.	83,631	1,680,983
Houlihan Lokey, Inc., Class A	66,859	2,333,379
Janus Henderson Group plc(1)	15,856	524,992
Moelis & Co., Class A	4,555	176,962
Piper Jaffray Cos.	31,763	1,904,192
		11,401,841

8

	Shares	Value
Chemicals — 3.5%
Chemours Co. (The)	62,039	$2,352,519
FutureFuel Corp.	85,271	1,286,739
Innophos Holdings, Inc.	15,492	679,169
KMG Chemicals, Inc.	13,906	676,805
Koppers Holdings, Inc.(1)	62,619	2,263,677
Minerals Technologies, Inc.	39,722	2,907,651
OMNOVA Solutions, Inc.(1)	99,959	974,600
Rayonier Advanced Materials, Inc.	72,936	1,146,554
Stepan Co.	19,722	1,718,575
Trinseo SA	22,230	1,527,201
		15,533,490
Commercial Services and Supplies — 2.9%
ACCO Brands Corp.(1)	164,769	1,919,559
ARC Document Solutions, Inc.(1)	118,669	493,663
Brady Corp., Class A	54,728	1,855,279
Brink's Co. (The)	25,715	1,722,905
Casella Waste Systems, Inc., Class A(1)	25,943	425,725
Ceco Environmental Corp.	41,114	377,426
Ennis, Inc.	69,318	1,323,974
McGrath RentCorp	9,219	319,254
Quad/Graphics, Inc.	106,838	2,448,727
SP Plus Corp.(1)	17,464	533,525
West Corp.	53,347	1,244,052
		12,664,089
Communications Equipment — 2.9%
Ciena Corp.(1)	119,117	2,980,307
Extreme Networks, Inc.(1)	259,411	2,391,769
Finisar Corp.(1)	99,841	2,593,869
InterDigital, Inc.	34,065	2,633,225
Plantronics, Inc.	37,238	1,947,920
		12,547,090
Construction and Engineering — 1.8%
Aegion Corp., Class A(1)	37,518	820,894
Argan, Inc.	20,709	1,242,540
Comfort Systems USA, Inc.	2,770	102,767
Dycom Industries, Inc.(1)	25,791	2,308,810
EMCOR Group, Inc.	8,244	538,993
MasTec, Inc.(1)	17,489	789,628
Sterling Construction Co., Inc.(1)	8,351	109,148
Tutor Perini Corp.(1)	75,741	2,177,554
		8,090,334
Construction Materials — 0.2%
US Concrete, Inc.(1)	13,930	1,094,201
Consumer Finance — 0.5%
Enova International, Inc.(1)	41,010	608,998

9

	Shares	Value
Regional Management Corp.(1)	62,611	$1,479,498
		2,088,496
Containers and Packaging — 0.6%
Greif, Inc., Class A	46,661	2,602,751
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.	76,498	2,903,099
Bridgepoint Education, Inc.(1)	15,088	222,699
Capella Education Co.	5,573	477,049
K12, Inc.(1)	40,370	723,430
		4,326,277
Diversified Telecommunication Services — 0.3%
Ooma, Inc.(1)	20,989	167,912
Windstream Holdings, Inc.	332,580	1,290,410
		1,458,322
Electric Utilities — 1.3%
ALLETE, Inc.	48,666	3,488,379
Spark Energy, Inc., Class A	110,700	2,081,160
		5,569,539
Electrical Equipment — 1.4%
EnerSys	36,508	2,645,005
Generac Holdings, Inc.(1)	56,368	2,036,576
General Cable Corp.	101,395	1,657,808
		6,339,389
Electronic Equipment, Instruments and Components — 3.7%
Control4 Corp.(1)	35,801	702,058
Daktronics, Inc.	23,773	228,934
Insight Enterprises, Inc.(1)	12,994	519,630
Knowles Corp.(1)	110,576	1,870,946
Plexus Corp.(1)	51,334	2,698,628
Rogers Corp.(1)	10,970	1,191,561
Tech Data Corp.(1)	33,025	3,335,525
TTM Technologies, Inc.(1)	160,811	2,791,679
Vishay Intertechnology, Inc.	183,277	3,042,398
		16,381,359
Energy Equipment and Services — 2.5%
Archrock, Inc.	206,847	2,358,056
Exterran Corp.(1)	88,272	2,356,863
McDermott International, Inc.(1)	382,505	2,742,561
Smart Sand, Inc.(1)	49,140	437,837
TETRA Technologies Inc(1)	99,442	277,443
Unit Corp.(1)	140,221	2,626,339
		10,799,099
Equity Real Estate Investment Trusts (REITs) — 5.2%
Ashford Hospitality Prime, Inc.	33,850	348,317
Care Capital Properties, Inc.	18,900	504,630
CBL & Associates Properties, Inc.	229,756	1,936,843
DiamondRock Hospitality Co.	251,607	2,755,097

10

	Shares	Value
LaSalle Hotel Properties	112,006	$3,337,779
MedEquities Realty Trust, Inc.	49,539	625,182
Monogram Residential Trust, Inc.	73,361	712,335
New Senior Investment Group, Inc.	94,818	952,921
Potlatch Corp.	59,580	2,722,806
Ryman Hospitality Properties, Inc.	32,703	2,093,319
Summit Hotel Properties, Inc.	68,242	1,272,713
Tier REIT, Inc.	16,108	297,676
Urban Edge Properties	29,328	695,953
Washington Prime Group, Inc.	304,426	2,548,046
Washington Real Estate Investment Trust	31,296	998,342
Xenia Hotels & Resorts, Inc.	63,486	1,229,724
		23,031,683
Food Products — 1.9%
Darling Ingredients, Inc.(1)	172,494	2,715,056
Dean Foods Co.	152,950	2,600,150
John B Sanfilippo & Son, Inc.	4,436	279,956
Omega Protein Corp.	95,306	1,705,977
Seaboard Corp.	282	1,126,590
		8,427,729
Health Care Equipment and Supplies — 4.6%
Analogic Corp.	18,105	1,315,328
AngioDynamics, Inc.(1)	114,452	1,855,267
Cardiovascular Systems, Inc.(1)	29,166	940,020
Cutera, Inc.(1)	9,269	240,067
Glaukos Corp.(1)	32,007	1,327,330
Haemonetics Corp.(1)	16,759	661,813
Integra LifeSciences Holdings Corp.(1)	19,297	1,051,880
Lantheus Holdings, Inc.(1)	33,848	597,417
LeMaitre Vascular, Inc.	73,422	2,292,235
LivaNova plc(1)	24,553	1,502,889
Masimo Corp.(1)	36,204	3,301,081
OraSure Technologies, Inc.(1)	153,636	2,651,757
Orthofix International NV(1)	54,589	2,537,297
		20,274,381
Health Care Providers and Services — 1.8%
AMN Healthcare Services, Inc.(1)	58,893	2,299,772
Chemed Corp.	7,512	1,536,429
Cross Country Healthcare, Inc.(1)	50,421	650,935
HealthSouth Corp.	22,762	1,101,681
WellCare Health Plans, Inc.(1)	13,027	2,339,128
		7,927,945
Health Care Technology — 0.9%
Cotiviti Holdings, Inc.(1)	15,813	587,295
Medidata Solutions, Inc.(1)	40,486	3,166,005
Quality Systems, Inc.(1)	17,489	300,986
		4,054,286

11

	Shares	Value
Hotels, Restaurants and Leisure — 2.2%
Boyd Gaming Corp.	116,212	$2,883,220
Cheesecake Factory, Inc. (The)	7,485	376,495
Churchill Downs, Inc.	16,312	2,989,990
Marcus Corp. (The)	4,252	128,410
Penn National Gaming, Inc.(1)	127,933	2,737,766
Pinnacle Entertainment, Inc.(1)	13,006	256,999
Scientific Games Corp., Class A(1)	16,102	420,262
		9,793,142
Household Durables — 1.4%
Beazer Homes USA, Inc.(1)	45,871	629,350
Hooker Furniture Corp.	8,510	350,187
KB Home	30,312	726,579
M.D.C. Holdings, Inc.	48,130	1,700,433
Taylor Morrison Home Corp., Class A(1)	111,040	2,666,070
		6,072,619
Household Products — 0.1%
Central Garden & Pet Co.(1)	16,603	527,809
Independent Power and Renewable Electricity Producers — 0.3%
NRG Yield, Inc., Class A	19,146	326,631
Pattern Energy Group, Inc., Class A	40,506	965,663
		1,292,294
Insurance — 1.6%
Argo Group International Holdings Ltd.	43,405	2,630,343
Genworth Financial, Inc., Class A(1)	64,094	241,634
James River Group Holdings Ltd.	11,284	448,313
National Western Life Group, Inc., Class A	1,913	611,433
State National Cos., Inc.	13,625	250,428
Stewart Information Services Corp.	53,126	2,410,858
Third Point Reinsurance Ltd.(1)	31,274	434,709
		7,027,718
Internet and Direct Marketing Retail — 0.9%
Nutrisystem, Inc.	51,212	2,665,585
Shutterfly, Inc.(1)	23,549	1,118,577
		3,784,162
Internet Software and Services — 3.8%
Actua Corp.(1)	19,276	270,828
Bankrate, Inc.(1)	131,602	1,691,086
Bazaarvoice, Inc.(1)	109,522	542,134
Blucora, Inc.(1)	66,502	1,409,842
Carbonite, Inc.(1)	102,714	2,239,165
Care.com, Inc.(1)	70,872	1,070,167
Internap Corp.(1)	26,446	97,057
j2 Global, Inc.	4,149	353,038
LivePerson, Inc.(1)	16,207	178,277
Meet Group, Inc. (The)(1)	202,429	1,022,267
NIC, Inc.	46,333	878,010

12

	Shares	Value
Stamps.com, Inc.(1)	18,896	$2,926,518
Web.com Group, Inc.(1)	108,693	2,749,933
XO Group, Inc.(1)	68,925	1,214,459
		16,642,781
IT Services — 0.9%
CSG Systems International, Inc.	6,090	247,132
EVERTEC, Inc.	51,468	890,396
Hackett Group, Inc. (The)	6,247	96,829
Travelport Worldwide Ltd.	197,362	2,715,701
		3,950,058
Leisure Products — 1.0%
American Outdoor Brands Corp.(1)	100,423	2,225,374
Malibu Boats, Inc., Class A(1)	61,839	1,599,775
MCBC Holdings, Inc.(1)	21,243	415,300
		4,240,449
Life Sciences Tools and Services — 0.5%
PRA Health Sciences, Inc.(1)	26,368	1,977,864
Machinery — 3.6%
Alamo Group, Inc.	8,165	741,464
Astec Industries, Inc.	34,951	1,940,130
Barnes Group, Inc.	36,680	2,146,880
Columbus McKinnon Corp.	7,684	195,327
Global Brass & Copper Holdings, Inc.	63,084	1,927,216
Harsco Corp.(1)	41,780	672,658
Hillenbrand, Inc.	11,379	410,782
Hyster-Yale Materials Handling, Inc.	5,311	373,098
Supreme Industries, Inc., Class A	69,391	1,141,482
TriMas Corp.(1)	26,418	550,815
Wabash National Corp.	124,136	2,728,509
Woodward, Inc.	44,363	2,998,052
		15,826,413
Media — 0.8%
Entercom Communications Corp., Class A	58,359	604,016
MDC Partners, Inc., Class A	44,199	437,570
MSG Networks, Inc., Class A(1)	110,922	2,490,199
		3,531,785
Metals and Mining — 2.1%
AK Steel Holding Corp.(1)	371,174	2,438,613
Cliffs Natural Resources, Inc.(1)	256,883	1,777,631
Schnitzer Steel Industries, Inc., Class A	56,775	1,430,730
SunCoke Energy, Inc.(1)	24,129	263,006
Worthington Industries, Inc.	61,665	3,096,816
		9,006,796
Multiline Retail — 0.8%
Big Lots, Inc.	55,053	2,659,060
Ollie's Bargain Outlet Holdings, Inc.(1)	22,270	948,702
		3,607,762

13

	Shares	Value
Oil, Gas and Consumable Fuels — 0.7%
Approach Resources, Inc.(1)	50,847	$171,354
Bonanza Creek Energy, Inc.(1)	4,600	145,866
Clean Energy Fuels Corp.(1)	386,547	981,829
Delek US Holdings, Inc.	15,265	403,607
Overseas Shipholding Group, Inc.(1)	47,162	125,451
Peabody Energy Corp.(1)	10,017	244,916
Renewable Energy Group, Inc.(1)	19,531	252,926
Ultra Petroleum Corp.(1)	45,300	491,505
Westmoreland Coal Co.(1)	55,065	268,167
		3,085,621
Paper and Forest Products — 0.7%
Louisiana-Pacific Corp.(1)	132,616	3,197,372
Personal Products — 0.7%
Medifast, Inc.	52,366	2,171,618
Natural Health Trends Corp.	39,369	1,096,427
		3,268,045
Pharmaceuticals — 1.9%
Horizon Pharma plc(1)	88,310	1,048,240
Innoviva, Inc.(1)	211,140	2,702,592
SciClone Pharmaceuticals, Inc.(1)	147,533	1,622,863
Supernus Pharmaceuticals, Inc.(1)	67,902	2,926,576
		8,300,271
Professional Services — 0.4%
CBIZ, Inc.(1)	11,814	177,210
ICF International, Inc.(1)	25,760	1,213,296
TrueBlue, Inc.(1)	6,901	182,876
		1,573,382
Real Estate Management and Development — 0.3%
Altisource Portfolio Solutions SA(1)	46,050	1,004,811
RMR Group, Inc. (The), Class A	2,104	102,360
		1,107,171
Road and Rail — 0.2%
YRC Worldwide, Inc.(1)	89,514	995,396
Semiconductors and Semiconductor Equipment — 5.5%
Advanced Energy Industries, Inc.(1)	37,974	2,456,538
Amkor Technology, Inc.(1)	219,248	2,142,053
Cabot Microelectronics Corp.	18,880	1,393,910
Cirrus Logic, Inc.(1)	48,919	3,068,200
Cohu, Inc.	13,588	213,875
Entegris, Inc.(1)	140,724	3,088,892
IXYS Corp.	13,459	221,400
MKS Instruments, Inc.	35,869	2,413,984
Nanometrics, Inc.(1)	61,003	1,542,766
Rudolph Technologies, Inc.(1)	79,788	1,823,156
Semtech Corp.(1)	48,067	1,718,395
Silicon Laboratories, Inc.(1)	38,106	2,604,545

14

	Shares	Value
Synaptics, Inc.(1)	31,149	$1,610,715
		24,298,429
Software — 2.9%
A10 Networks, Inc.(1)	47,765	403,137
Barracuda Networks, Inc.(1)	108,423	2,500,234
Blackbaud, Inc.	12,734	1,091,941
Fair Isaac Corp.	26,023	3,627,866
MicroStrategy, Inc., Class A(1)	9,790	1,876,449
Progress Software Corp.	13,315	411,300
RealPage, Inc.(1)	54,501	1,959,311
Rosetta Stone, Inc.(1)	14,125	152,268
Zix Corp.(1)	104,452	594,332
		12,616,838
Specialty Retail — 3.2%
Aaron's, Inc.	31,412	1,221,927
Big 5 Sporting Goods Corp.	166,984	2,179,141
Chico's FAS, Inc.	217,996	2,053,522
Children's Place, Inc. (The)	25,833	2,637,549
Group 1 Automotive, Inc.	24,059	1,523,416
Office Depot, Inc.	79,693	449,469
Party City Holdco, Inc.(1)	127,229	1,991,134
Pier 1 Imports, Inc.	339,679	1,762,934
Tailored Brands, Inc.	11,902	132,826
		13,951,918
Technology Hardware, Storage and Peripherals — 0.2%
Electronics For Imaging, Inc.(1)	17,765	841,706
Textiles, Apparel and Luxury Goods — 0.4%
Perry Ellis International, Inc.(1)	84,851	1,651,200
Thrifts and Mortgage Finance — 3.3%
Essent Group Ltd.(1)	76,974	2,858,814
HomeStreet, Inc.(1)	6,643	183,845
MGIC Investment Corp.(1)	110,902	1,242,103
Nationstar Mortgage Holdings, Inc.(1)	39,317	703,381
NMI Holdings, Inc., Class A(1)	229,727	2,630,374
PHH Corp.(1)	92,026	1,267,198
Radian Group, Inc.	72,431	1,184,247
Walker & Dunlop, Inc.(1)	58,300	2,846,789
Washington Federal, Inc.	49,004	1,626,933
		14,543,684
Trading Companies and Distributors — 1.7%
Applied Industrial Technologies, Inc.	15,510	915,865
BMC Stock Holdings, Inc.(1)	77,932	1,702,814
GMS, Inc.(1)	41,817	1,175,058
Rush Enterprises, Inc., Class A(1)	44,799	1,665,627
Univar, Inc.(1)	64,633	1,887,284
		7,346,648

15

	Shares	Value
Wireless Telecommunication Services — 0.2%
Spok Holdings, Inc.	38,105	$674,458
TOTAL COMMON STOCKS (Cost $395,601,249)		442,710,178
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $1,483,185), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $1,447,750)		1,447,644
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 8/15/46, valued at $2,188,543), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $2,145,061)		2,145,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	19,798	19,798
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,612,442)		3,612,442
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $399,213,691)		446,322,620
OTHER ASSETS AND LIABILITIES — (1.7)%		(7,372,936)
TOTAL NET ASSETS — 100.0%		$438,949,684

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $399,213,691)	$446,322,620
Receivable for investments sold	10,410,467
Receivable for capital shares sold	76,635
Dividends and interest receivable	427,412
457,237,134

Liabilities
Payable for investments purchased	10,726,139
Payable for capital shares redeemed	7,320,331
Accrued management fees	240,980
18,287,450

Net Assets	$438,949,684

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	340,000,000
Shares outstanding	42,742,572

Net Asset Value Per Share	$10.27

Net Assets Consist of:
Capital (par value and paid-in surplus)	$348,453,853
Undistributed net investment income	847,777
Undistributed net realized gain	42,539,125
Net unrealized appreciation	47,108,929
$438,949,684

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,285)	$5,185,255
Interest	12,246
5,197,501

Expenses:
Management fees	2,781,931
Directors' fees and expenses	26,404
Other expenses	219
2,808,554

Net investment income (loss)	2,388,947

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	56,477,808
Futures contract transactions	182,203
56,660,011

Change in net unrealized appreciation (depreciation) on investments	23,760,498

Net realized and unrealized gain (loss)	80,420,509

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,809,456

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$2,388,947	$2,037,310
Net realized gain (loss)	56,660,011	(10,461,027)
Change in net unrealized appreciation (depreciation)	23,760,498	(17,740,038)
Net increase (decrease) in net assets resulting from operations	82,809,456	(26,163,755)

Distributions to Shareholders
From net investment income	(2,490,014)	(2,048,986)
From net realized gains	—	(27,355,643)
Decrease in net assets from distributions	(2,490,014)	(29,404,629)

Capital Share Transactions
Proceeds from shares sold	74,053,520	90,177,917
Proceeds from reinvestment of distributions	2,490,014	29,404,629
Payments for shares redeemed	(110,250,526)	(24,851,004)
Net increase (decrease) in net assets from capital share transactions	(33,706,992)	94,731,542

Net increase (decrease) in net assets	46,612,450	39,163,158

Net Assets
Beginning of period	392,337,234	353,174,076
End of period	$438,949,684	$392,337,234

Undistributed net investment income	$847,777	$1,134,001

Transactions in Shares of the Fund
Sold	7,748,770	10,652,784
Issued in reinvestment of distributions	266,197	3,441,188
Redeemed	(11,379,065)	(2,848,522)
Net increase (decrease) in shares of the fund	(3,364,098)	11,245,450

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the period ended June 30, 2017 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,609,559 and $1,470,199, respectively. The effect of interfund transactions on the Statement of Operations was $276,827 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $491,244,750 and $517,230,294, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$442,710,178	—	—
Temporary Cash Investments	19,798	$3,592,644	—
	$442,729,976	$3,592,644	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $182,203 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,490,014	$4,553,985
Long-term capital gains	—	$24,850,644

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$400,522,238
Gross tax appreciation of investments	$60,417,065
Gross tax depreciation of investments	(14,616,683)
Net tax appreciation (depreciation) of investments	$45,800,382
Undistributed ordinary income	$2,628,051
Accumulated long-term gains	$42,067,398

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

Effective July 31, 2017, the Institutional Class was renamed to the G Class and the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$8.51	0.05	1.77	1.82	(0.06)	—	(0.06)	$10.27	21.42%	0.67%	0.57%	118%	$438,950
2016	$10.13	0.05	(0.89)	(0.84)	(0.05)	(0.73)	(0.78)	$8.51	(8.27)%	0.67%	0.56%	107%	$392,337
2015	$11.00	0.04	0.41	0.45	(0.03)	(1.29)	(1.32)	$10.13	5.12%	0.67%	0.43%	119%	$353,174
2014	$9.89	0.04	2.48	2.52	(0.04)	(1.37)	(1.41)	$11.00	26.77%	0.67%	0.38%	96%	$371,130
2013	$8.27	0.10	2.03	2.13	(0.10)	(0.41)	(0.51)	$9.89	26.98%	0.68%	1.12%	106%	$255,865

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Small Company Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

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In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

31

the five-year period reviewed by the Board and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee

32

to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group.The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.
For corporate taxpayers, the fund hereby designates $2,490,014, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.
The fund hereby designates $34,656 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2017.
The fund hereby designates $818,905, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.
The fund utilized earnings and profits of $896,461 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92998 1708

Annual Report

June 30, 2017

Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	21.19%	13.23%	4.88%	—	7/31/98
Russell 2000 Index	—	24.60%	13.69%	6.91%	—	—
I Class	ASCQX	21.41%	13.47%	5.10%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		20.85%	12.96%	4.62%	—
With sales charge		13.94%	11.63%	4.00%	—
C Class	ASQCX	20.02%	12.12%	—	11.60%	3/1/10
R Class	ASCRX	20.60%	12.69%	4.37%	—	8/29/03
R5 Class	ASQGX	—	—	—	1.48%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2017
Investor Class — $16,117

Russell 2000 Index — $19,522

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.88%	0.68%	1.13%	1.88%	1.38%	0.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steven Rossi

As of February 2017, Steven Rossi became a portfolio manager on the fund in place of Tal Sansani. Mr. Sansani remains on the Disciplined Equity research team, which contributes to the management of the strategy.

Performance Summary

Small Company returned 21.19%* for the fiscal year ended June 30, 2017, compared with the 24.60% return of its benchmark, the Russell 2000 Index.

Small Company rose during the fiscal year, but trailed the return of its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. The fund’s quality and growth factors detracted from relative results, while valuation insights were supportive. Sentiment factors were mixed. Stock choices in the financials, information technology, and industrials sectors detracted from performance, while holdings in the consumer discretionary, utilities, and real estate sectors benefited fund results.

Financials Holdings Led Detractors

On a sector basis, stock choices in the financials sector weighed the most on relative performance, led by stock selection and an underweight in the banks industry. Underperformance among the fund’s insurance stocks also hampered returns. We found many stocks in both these industries unattractive according to our measures of earnings quality.

Information technology was an area of underperformance due to stock choices in a number of industries. In the software industry, Manhattan Associates was a key detractor. The supply chain management specialist missed revenue expectations over the year, lagging as its retail customers faced industry weakness. We exited the position. In the semiconductor and semiconductor equipment industry, avoidance of benchmark name Advanced Micro Devices hindered relative performance as the semiconductor industry rallied through the year. A position in Finisar, a fiber optic components maker, also detracted. The company posted weaker-than-expected earnings and lowered guidance. We continue to like the stock for its strong scores on valuation and growth.

Performance in the industrials sector was a detractor, led by stock choices and an overweight allocation in the building products industry. In the materials sector, iron ore miner Cliffs Natural Resources was a key detractor. The company reported strong earnings and progress in its turnaround efforts, but still declined with broader weakness in iron ore prices. The stock scores well across factors, and is particularly strong on quality and valuation. An underweight position in chemical maker Chemours also weighed on performance. The maker of paint pigment chemicals rallied over the year along with the recovery in the construction and automotive industries.

Consumer Discretionary and Utilities Positions Contributed

In the consumer discretionary sector, stock selection was a key driver of outperformance. The fund’s positioning in diversified consumer services stocks added to returns. A position in Weight Watchers International was a key contributor. The weight loss chain reported robust growth in

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

subscribers and operating income through the period following a promotion with Oprah Winfrey. We exited the position as its factor rankings shifted. Stock choices in the hotel, restaurants, and leisure industry were another source of strength. Positions in the utilities and real estate sectors also benefited the fund’s relative results. Performance was aided by stock choices and underweight allocations in both sectors.

Elsewhere in the portfolio, health care stock OraSure Technologies was a top contributor. The developer of diagnostic tests rallied after reporting strong growth driven by a jump in international sales. The stock ranks particularly well on our measure of earnings growth. Network infrastructure equipment supplier Extreme Networks boosted performance. Shares rallied on news that the company would acquire the networking business of competitor Avaya, and again on news that it would acquire the data center technology business of Brocade Communication Systems. Factor scores for quality and valuation are strong for the information technology stock.

Portfolio Positioning

Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time. The materials sector is a key fund overweight at period-end as a result of positive scores for many companies in this space along multiple dimensions of our stock selection model. Our industrials sector overweight is driven by exposure to the capital goods industry, where we are finding companies demonstrating high-quality earnings growth at reasonable valuations with positive share price momentum.

Conversely, we have underweight positions in the health care, utilities, and real estate sectors. The health care underweight reflects our lower exposure to companies in pharmaceuticals, biotechnology, and life sciences, an area where many companies score poorly in each of the four broad measures we use to evaluate stocks. The utilities and real estate underweights reflect the fact that we find comparatively few compelling investment opportunities in these sectors according to our metrics.

6

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
Fair Isaac Corp.	0.8%
Masimo Corp.	0.7%
LaSalle Hotel Properties	0.7%
Tech Data Corp.	0.7%
Medidata Solutions, Inc.	0.7%
Cathay General Bancorp	0.7%
Louisiana-Pacific Corp.	0.7%
ALLETE, Inc.	0.7%
Entegris, Inc.	0.7%
Worthington Industries, Inc.	0.7%

Top Five Industries	% of net assets
Banks	8.4%
Semiconductors and Semiconductor Equipment	5.4%
Equity Real Estate Investment Trusts (REITs)	5.1%
Health Care Equipment and Supplies	4.5%
Internet Software and Services	3.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,026.60	$4.37	0.87%
I Class	$1,000	$1,027.20	$3.37	0.67%
A Class	$1,000	$1,025.10	$5.62	1.12%
C Class	$1,000	$1,022.20	$9.38	1.87%
R Class	$1,000	$1,024.80	$6.88	1.37%
R5 Class	$1,000	$1,014.80(2)	$1.52(3)	0.67%
Hypothetical
Investor Class	$1,000	$1,020.48	$4.36	0.87%
I Class	$1,000	$1,021.47	$3.36	0.67%
A Class	$1,000	$1,019.24	$5.61	1.12%
C Class	$1,000	$1,015.52	$9.35	1.87%
R Class	$1,000	$1,018.00	$6.85	1.37%
R5 Class	$1,000	$1,021.47(4)	$3.36(4)	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from April 10, 2017 (commencement of sale) through June 30, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 82, the number of days in the period from April 10, 2017 (commencement of sale) through June 30, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 2.0%
Aerojet Rocketdyne Holdings, Inc.(1)	185,935	$3,867,448
Curtiss-Wright Corp.	38,113	3,498,011
Moog, Inc., Class A(1)	37,023	2,655,290
Triumph Group, Inc.	107,090	3,384,044
		13,404,793
Airlines — 0.5%
Hawaiian Holdings, Inc.(1)	77,992	3,661,724
Auto Components — 1.7%
Cooper-Standard Holding, Inc.(1)	35,389	3,569,689
LCI Industries	42,473	4,349,235
Stoneridge, Inc.(1)	218,030	3,359,842
Tenneco, Inc.	2,504	144,806
		11,423,572
Banks — 8.4%
BancFirst Corp.	2,182	210,781
Bank of the Ozarks, Inc.	72,256	3,386,639
Berkshire Hills Bancorp, Inc.	53,684	1,886,993
Camden National Corp.	14,469	620,865
Cathay General Bancorp	125,395	4,758,740
CenterState Banks, Inc.	69,442	1,726,328
Central Pacific Financial Corp.	57,825	1,819,753
Columbia Banking System, Inc.	84,180	3,354,573
Customers Bancorp, Inc.(1)	24,821	701,938
Enterprise Financial Services Corp.	56,766	2,316,053
FCB Financial Holdings, Inc., Class A(1)	18,774	896,458
First BanCorp(1)	554,766	3,212,095
First Commonwealth Financial Corp.	287,520	3,645,753
First Financial Bancorp	143,576	3,977,055
First Interstate Bancsystem, Inc.	34,900	1,298,280
Franklin Financial Network, Inc.(1)	42,167	1,739,389
Green Bancorp, Inc.(1)	100,974	1,958,896
Hancock Holding Co.	93,974	4,604,726
Heartland Financial USA, Inc.	29,068	1,369,103
Heritage Commerce Corp.	42,183	581,282
Horizon Bancorp	6,108	160,946
IBERIABANK Corp.	21,717	1,769,935
International Bancshares Corp.	58,333	2,044,572
OFG Bancorp	307,164	3,071,640
Sandy Spring Bancorp, Inc.	20,381	828,691
Triumph Bancorp, Inc.(1)	11,045	271,155
Valley National Bancorp	367,895	4,344,840
		56,557,479
Beverages — 0.6%
Boston Beer Co., Inc. (The), Class A(1)	20,269	2,678,548
10

	Shares	Value
National Beverage Corp.	11,224	$1,050,118
		3,728,666
Biotechnology — 3.1%
Akebia Therapeutics, Inc.(1)	51,654	742,268
AMAG Pharmaceuticals, Inc.(1)	115,390	2,123,176
Applied Genetic Technologies Corp.(1)	33,133	168,978
Arena Pharmaceuticals, Inc.(1)	11,437	192,942
BioSpecifics Technologies Corp.(1)	17,147	848,948
Calithera Biosciences, Inc.(1)	63,495	942,901
ChemoCentryx, Inc.(1)	20,716	193,902
Clovis Oncology, Inc.(1)	13,584	1,271,870
CytomX Therapeutics, Inc.(1)	33,186	514,383
Exelixis, Inc.(1)	133,717	3,293,450
FibroGen, Inc.(1)	97,614	3,152,932
Genomic Health, Inc.(1)	71,424	2,324,851
Intellia Therapeutics, Inc.(1)	16,315	261,040
MiMedx Group, Inc.(1)	52,200	781,434
Myriad Genetics, Inc.(1)	28,052	724,864
Puma Biotechnology, Inc.(1)	9,941	868,843
Retrophin, Inc.(1)	84,316	1,634,887
Sarepta Therapeutics, Inc.(1)	11,998	404,453
Seres Therapeutics, Inc.(1)	17,858	201,795
		20,647,917
Building Products — 2.4%
Builders FirstSource, Inc.(1)	16,046	245,825
Continental Building Products, Inc.(1)	152,323	3,549,126
Masonite International Corp.(1)	57,103	4,311,277
NCI Building Systems, Inc.(1)	63,055	1,053,019
Patrick Industries, Inc.(1)	19,584	1,426,694
Ply Gem Holdings, Inc.(1)	107,113	1,922,678
Universal Forest Products, Inc.	40,011	3,493,360
		16,001,979
Capital Markets — 2.6%
Cohen & Steers, Inc.	67,292	2,728,018
Evercore Partners, Inc., Class A	59,637	4,204,408
GAIN Capital Holdings, Inc.	31,410	195,684
Greenhill & Co., Inc.	123,877	2,489,928
Houlihan Lokey, Inc., Class A	101,912	3,556,729
Janus Henderson Group plc(1)	25,580	846,954
Moelis & Co., Class A	8,431	327,544
Piper Jaffray Cos.	49,238	2,951,818
		17,301,083
Chemicals — 3.4%
Chemours Co. (The)	92,488	3,507,145
FutureFuel Corp.	131,218	1,980,080
Innophos Holdings, Inc.	22,612	991,310
KMG Chemicals, Inc.	19,693	958,459
Koppers Holdings, Inc.(1)	93,275	3,371,891
Minerals Technologies, Inc.	59,316	4,341,931
OMNOVA Solutions, Inc.(1)	146,859	1,431,875
Rayonier Advanced Materials, Inc.	111,600	1,754,352

11

	Shares	Value
Stepan Co.	28,757	$2,505,885
Trinseo SA	32,209	2,212,758
		23,055,686
Commercial Services and Supplies — 2.8%
ACCO Brands Corp.(1)	243,301	2,834,457
ARC Document Solutions, Inc.(1)	198,200	824,512
Brady Corp., Class A	84,238	2,855,668
Brink's Co. (The)	39,236	2,628,812
Casella Waste Systems, Inc., Class A(1)	42,206	692,601
Ceco Environmental Corp.	65,749	603,576
Ennis, Inc.	103,223	1,971,559
McGrath RentCorp	12,353	427,784
Quad/Graphics, Inc.	158,156	3,624,936
SP Plus Corp.(1)	24,188	738,943
West Corp.	81,842	1,908,555
		19,111,403
Communications Equipment — 2.8%
Ciena Corp.(1)	176,803	4,423,611
Extreme Networks, Inc.(1)	395,669	3,648,068
Finisar Corp.(1)	151,208	3,928,384
InterDigital, Inc.	51,928	4,014,034
Plantronics, Inc.	54,374	2,844,304
		18,858,401
Construction and Engineering — 1.8%
Aegion Corp., Class A(1)	53,164	1,163,228
Argan, Inc.	30,782	1,846,920
Comfort Systems USA, Inc.	3,761	139,533
Dycom Industries, Inc.(1)	39,533	3,538,994
EMCOR Group, Inc.	11,309	739,383
MasTec, Inc.(1)	28,788	1,299,778
Sterling Construction Co., Inc.(1)	14,635	191,280
Tutor Perini Corp.(1)	115,852	3,330,745
		12,249,861
Construction Materials — 0.2%
US Concrete, Inc.(1)	20,441	1,605,641
Consumer Finance — 0.5%
Enova International, Inc.(1)	63,753	946,732
Regional Management Corp.(1)	91,402	2,159,829
		3,106,561
Containers and Packaging — 0.6%
Greif, Inc., Class A	70,881	3,953,742
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.	115,101	4,368,083
Bridgepoint Education, Inc.(1)	23,955	353,576
Capella Education Co.	8,471	725,118
K12, Inc.(1)	59,030	1,057,817
		6,504,594
Diversified Telecommunication Services — 0.3%
Ooma, Inc.(1)	31,719	253,752
Windstream Holdings, Inc.	497,069	1,928,628
		2,182,380

12

	Shares	Value
Electric Utilities — 1.2%
ALLETE, Inc.	65,618	$4,703,498
Spark Energy, Inc., Class A	168,546	3,168,665
		7,872,163
Electrical Equipment — 1.4%
EnerSys	55,206	3,999,675
Generac Holdings, Inc.(1)	86,606	3,129,075
General Cable Corp.	150,836	2,466,168
		9,594,918
Electronic Equipment, Instruments and Components — 3.6%
Control4 Corp.(1)	56,101	1,100,141
Daktronics, Inc.	35,947	346,170
Insight Enterprises, Inc.(1)	19,175	766,808
Knowles Corp.(1)	161,756	2,736,911
Plexus Corp.(1)	76,324	4,012,353
Rogers Corp.(1)	16,292	1,769,637
Tech Data Corp.(1)	48,178	4,865,978
TTM Technologies, Inc.(1)	237,085	4,115,796
Vishay Intertechnology, Inc.	270,831	4,495,794
		24,209,588
Energy Equipment and Services — 2.4%
Archrock, Inc.	303,306	3,457,688
Exterran Corp.(1)	130,056	3,472,495
McDermott International, Inc.(1)	580,462	4,161,913
Smart Sand, Inc.(1)	77,559	691,051
TETRA Technologies Inc(1)	134,651	375,676
Unit Corp.(1)	210,810	3,948,471
		16,107,294
Equity Real Estate Investment Trusts (REITs) — 5.1%
Ashford Hospitality Prime, Inc.	50,730	522,012
Care Capital Properties, Inc.	29,177	779,026
CBL & Associates Properties, Inc.	350,278	2,952,844
DiamondRock Hospitality Co.	381,370	4,176,001
LaSalle Hotel Properties	164,541	4,903,322
MedEquities Realty Trust, Inc.	65,905	831,721
Monogram Residential Trust, Inc.	105,392	1,023,356
New Senior Investment Group, Inc.	141,372	1,420,789
Potlatch Corp.	87,570	4,001,949
Ryman Hospitality Properties, Inc.	51,147	3,273,919
Summit Hotel Properties, Inc.	106,640	1,988,836
Tier REIT, Inc.	24,077	444,943
Urban Edge Properties	43,919	1,042,198
Washington Prime Group, Inc.	448,262	3,751,953
Washington Real Estate Investment Trust	46,285	1,476,491
Xenia Hotels & Resorts, Inc.	93,209	1,805,458
		34,394,818
Food Products — 1.9%
Darling Ingredients, Inc.(1)	259,771	4,088,795
Dean Foods Co.	222,893	3,789,181
John B Sanfilippo & Son, Inc.	6,097	384,782
Omega Protein Corp.	145,321	2,601,246

13

	Shares	Value
Seaboard Corp.	416	$1,661,920
		12,525,924
Health Care Equipment and Supplies — 4.5%
Analogic Corp.	25,685	1,866,015
AngioDynamics, Inc.(1)	167,933	2,722,194
Cardiovascular Systems, Inc.(1)	46,223	1,489,767
Cutera, Inc.(1)	14,329	371,121
Glaukos Corp.(1)	50,059	2,075,947
Haemonetics Corp.(1)	25,869	1,021,567
Integra LifeSciences Holdings Corp.(1)	28,207	1,537,564
Lantheus Holdings, Inc.(1)	54,288	958,183
LeMaitre Vascular, Inc.	109,268	3,411,347
LivaNova plc(1)	38,123	2,333,509
Masimo Corp.(1)	54,142	4,936,667
OraSure Technologies, Inc.(1)	229,456	3,960,410
Orthofix International NV(1)	81,020	3,765,810
		30,450,101
Health Care Providers and Services — 1.8%
AMN Healthcare Services, Inc.(1)	87,497	3,416,758
Chemed Corp.	11,114	2,273,146
Cross Country Healthcare, Inc.(1)	81,301	1,049,596
HealthSouth Corp.	33,219	1,607,800
WellCare Health Plans, Inc.(1)	19,311	3,467,483
		11,814,783
Health Care Technology — 0.9%
Cotiviti Holdings, Inc.(1)	23,773	882,929
Medidata Solutions, Inc.(1)	62,195	4,863,649
Quality Systems, Inc.(1)	23,669	407,344
		6,153,922
Hotels, Restaurants and Leisure — 2.2%
Boyd Gaming Corp.	175,657	4,358,050
Cheesecake Factory, Inc. (The)	7,715	388,064
Churchill Downs, Inc.	22,884	4,194,637
Marcus Corp. (The)	6,428	194,126
Penn National Gaming, Inc.(1)	196,130	4,197,182
Pinnacle Entertainment, Inc.(1)	20,750	410,020
Scientific Games Corp., Class A(1)	27,288	712,217
		14,454,296
Household Durables — 1.3%
Beazer Homes USA, Inc.(1)	69,640	955,461
Hooker Furniture Corp.	13,451	553,508
KB Home	44,139	1,058,012
M.D.C. Holdings, Inc.	69,294	2,448,157
Taylor Morrison Home Corp., Class A(1)	165,268	3,968,085
		8,983,223
Household Products — 0.1%
Central Garden & Pet Co.(1)	23,178	736,829
Independent Power and Renewable Electricity Producers — 0.3%
NRG Yield, Inc., Class A	26,347	449,480
Pattern Energy Group, Inc., Class A	58,670	1,398,693
		1,848,173

14

	Shares	Value
Insurance — 1.5%
Argo Group International Holdings Ltd.	63,109	$3,824,405
Genworth Financial, Inc., Class A(1)	106,301	400,755
James River Group Holdings Ltd.	15,607	620,066
National Western Life Group, Inc., Class A	2,850	910,917
State National Cos., Inc.	12,137	223,078
Stewart Information Services Corp.	80,931	3,672,649
Third Point Reinsurance Ltd.(1)	43,860	609,654
		10,261,524
Internet and Direct Marketing Retail — 0.9%
Nutrisystem, Inc.	76,624	3,988,279
Shutterfly, Inc.(1)	36,119	1,715,653
		5,703,932
Internet Software and Services — 3.7%
Actua Corp.(1)	26,607	373,828
Bankrate, Inc.(1)	193,770	2,489,945
Bazaarvoice, Inc.(1)	169,446	838,758
Blucora, Inc.(1)	100,202	2,124,282
Carbonite, Inc.(1)	150,769	3,286,764
Care.com, Inc.(1)	105,688	1,595,889
Internap Corp.(1)	37,897	139,082
j2 Global, Inc.	6,303	536,322
LivePerson, Inc.(1)	20,097	221,067
Meet Group, Inc. (The)(1)	314,781	1,589,644
NIC, Inc.	69,090	1,309,256
Stamps.com, Inc.(1)	28,620	4,432,522
Web.com Group, Inc.(1)	162,383	4,108,290
XO Group, Inc.(1)	110,216	1,942,006
		24,987,655
IT Services — 0.9%
CSG Systems International, Inc.	6,860	278,379
EVERTEC, Inc.	77,850	1,346,805
Hackett Group, Inc. (The)	8,822	136,741
Travelport Worldwide Ltd.	293,926	4,044,422
		5,806,347
Leisure Products — 1.0%
American Outdoor Brands Corp.(1)	147,539	3,269,464
Malibu Boats, Inc., Class A(1)	93,851	2,427,926
MCBC Holdings, Inc.(1)	38,477	752,225
		6,449,615
Life Sciences Tools and Services — 0.5%
PRA Health Sciences, Inc.(1)	40,449	3,034,079
Machinery — 3.6%
Alamo Group, Inc.	11,632	1,056,302
Astec Industries, Inc.	52,974	2,940,587
Barnes Group, Inc.	54,535	3,191,934
Columbus McKinnon Corp.	13,497	343,094
Global Brass & Copper Holdings, Inc.	96,951	2,961,853
Harsco Corp.(1)	62,143	1,000,502
Hillenbrand, Inc.	16,499	595,614
Hyster-Yale Materials Handling, Inc.	7,362	517,180

15

	Shares	Value
Supreme Industries, Inc., Class A	106,129	$1,745,822
TriMas Corp.(1)	42,570	887,584
Wabash National Corp.	183,224	4,027,264
Woodward, Inc.	68,141	4,604,969
		23,872,705
Media — 0.8%
Entercom Communications Corp., Class A	82,852	857,518
MDC Partners, Inc., Class A	67,575	668,992
MSG Networks, Inc., Class A(1)	164,175	3,685,729
		5,212,239
Metals and Mining — 2.0%
AK Steel Holding Corp.(1)	547,145	3,594,743
Cliffs Natural Resources, Inc.(1)	385,172	2,665,390
Schnitzer Steel Industries, Inc., Class A	87,132	2,195,726
SunCoke Energy, Inc.(1)	40,664	443,238
Worthington Industries, Inc.	92,200	4,630,284
		13,529,381
Multiline Retail — 0.8%
Big Lots, Inc.	81,828	3,952,292
Ollie's Bargain Outlet Holdings, Inc.(1)	34,848	1,484,525
		5,436,817
Oil, Gas and Consumable Fuels — 0.7%
Approach Resources, Inc.(1)	71,309	240,311
Bonanza Creek Energy, Inc.(1)	6,950	220,385
Clean Energy Fuels Corp.(1)	606,415	1,540,294
Delek US Holdings, Inc.	21,757	575,255
Overseas Shipholding Group, Inc.(1)	74,148	197,234
Peabody Energy Corp.(1)	17,169	419,782
Renewable Energy Group, Inc.(1)	27,920	361,564
Ultra Petroleum Corp.(1)	67,106	728,100
Westmoreland Coal Co.(1)	81,137	395,137
		4,678,062
Paper and Forest Products — 0.7%
Louisiana-Pacific Corp.(1)	196,034	4,726,380
Personal Products — 0.7%
Medifast, Inc.	75,284	3,122,027
Natural Health Trends Corp.	57,536	1,602,378
		4,724,405
Pharmaceuticals — 1.9%
Horizon Pharma plc(1)	135,494	1,608,314
Innoviva, Inc.(1)	315,208	4,034,662
SciClone Pharmaceuticals, Inc.(1)	220,775	2,428,525
Supernus Pharmaceuticals, Inc.(1)	103,496	4,460,678
		12,532,179
Professional Services — 0.3%
CBIZ, Inc.(1)	18,508	277,620
ICF International, Inc.(1)	37,822	1,781,416
TrueBlue, Inc.(1)	10,765	285,273
		2,344,309
Real Estate Management and Development — 0.3%
Altisource Portfolio Solutions SA(1)	71,632	1,563,010

16

	Shares	Value
RMR Group, Inc. (The), Class A	3,376	$164,243
		1,727,253
Road and Rail — 0.2%
YRC Worldwide, Inc.(1)	143,344	1,593,985
Semiconductors and Semiconductor Equipment — 5.4%
Advanced Energy Industries, Inc.(1)	56,577	3,659,966
Amkor Technology, Inc.(1)	322,596	3,151,763
Cabot Microelectronics Corp.	26,917	1,987,282
Cirrus Logic, Inc.(1)	73,305	4,597,690
Cohu, Inc.	21,559	339,339
Entegris, Inc.(1)	211,420	4,640,669
IXYS Corp.	16,504	271,491
MKS Instruments, Inc.	53,502	3,600,685
Nanometrics, Inc.(1)	90,119	2,279,109
Rudolph Technologies, Inc.(1)	117,940	2,694,929
Semtech Corp.(1)	75,630	2,703,772
Silicon Laboratories, Inc.(1)	58,749	4,015,494
Synaptics, Inc.(1)	45,505	2,353,063
		36,295,252
Software — 2.8%
A10 Networks, Inc.(1)	73,019	616,280
Barracuda Networks, Inc.(1)	163,359	3,767,059
Blackbaud, Inc.	19,413	1,664,665
Fair Isaac Corp.	38,601	5,381,365
MicroStrategy, Inc., Class A(1)	13,966	2,676,863
Progress Software Corp.	19,467	601,336
RealPage, Inc.(1)	80,339	2,888,187
Rosetta Stone, Inc.(1)	18,445	198,837
Zix Corp.(1)	161,236	917,433
		18,712,025
Specialty Retail — 3.2%
Aaron's, Inc.	46,957	1,826,627
Big 5 Sporting Goods Corp.	249,523	3,256,275
Chico's FAS, Inc.	333,674	3,143,209
Children's Place, Inc. (The)	38,727	3,954,027
Group 1 Automotive, Inc.	36,934	2,338,661
Office Depot, Inc.	129,277	729,122
Party City Holdco, Inc.(1)	194,016	3,036,351
Pier 1 Imports, Inc.	515,027	2,672,990
Tailored Brands, Inc.	20,207	225,510
		21,182,772
Technology Hardware, Storage and Peripherals — 0.2%
Electronics For Imaging, Inc.(1)	25,137	1,190,991
Textiles, Apparel and Luxury Goods — 0.4%
Perry Ellis International, Inc.(1)	126,871	2,468,910
Thrifts and Mortgage Finance — 3.2%
Essent Group Ltd.(1)	114,922	4,268,203
HomeStreet, Inc.(1)	10,748	297,451
MGIC Investment Corp.(1)	168,148	1,883,258
Nationstar Mortgage Holdings, Inc.(1)	57,240	1,024,024
NMI Holdings, Inc., Class A(1)	343,391	3,931,827

17

	Shares	Value
PHH Corp.(1)	135,145	$1,860,947
Radian Group, Inc.	112,292	1,835,974
Walker & Dunlop, Inc.(1)	87,315	4,263,591
Washington Federal, Inc.	67,523	2,241,763
		21,607,038
Tobacco — 0.6%
Universal Corp.	60,244	3,897,787
Trading Companies and Distributors — 1.6%
Applied Industrial Technologies, Inc.	23,318	1,376,928
BMC Stock Holdings, Inc.(1)	116,054	2,535,780
GMS, Inc.(1)	64,802	1,820,936
Rush Enterprises, Inc., Class A(1)	67,024	2,491,952
Univar, Inc.(1)	95,678	2,793,798
		11,019,394
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	56,316	996,793
TOTAL COMMON STOCKS (Cost $609,432,751)		666,493,343
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $2,181,420), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $2,129,303)		2,129,147
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 2/15/46, valued at $3,220,824), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $3,155,089)		3,155,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	28,914	28,914
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,313,061)		5,313,061
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $614,745,812)		671,806,404
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,369,014)
TOTAL NET ASSETS — 100.0%		$670,437,390

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $614,745,812)	$671,806,404
Receivable for investments sold	16,968,664
Receivable for capital shares sold	61,385
Dividends and interest receivable	598,325
689,434,778

Liabilities
Payable for investments purchased	16,814,332
Payable for capital shares redeemed	1,699,118
Accrued management fees	468,704
Distribution and service fees payable	15,234
18,997,388

Net Assets	$670,437,390

Net Assets Consist of:
Capital (par value and paid-in surplus)	$593,637,053
Undistributed net investment income	742,164
Undistributed net realized gain	18,997,581
Net unrealized appreciation	57,060,592
$670,437,390

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$594,198,001	39,504,120	$15.04
I Class, $0.01 Par Value	$25,863,428	1,711,148	$15.11
A Class, $0.01 Par Value	$31,600,234	2,147,378	$14.72*
C Class, $0.01 Par Value	$1,703,416	119,389	$14.27
R Class, $0.01 Par Value	$17,067,232	1,180,435	$14.46
R5 Class, $0.01 Par Value	$5,079	336	$15.12
*Maximum offering price $15.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,148)	$8,341,511
Interest	15,012
8,356,523

Expenses:
Management fees	5,747,638
Distribution and service fees:
A Class	90,102
C Class	18,775
R Class	81,747
Directors' fees and expenses	42,350
Other expenses	13,289
5,993,901

Net investment income (loss)	2,362,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	106,243,183
Futures contract transactions	1,021,732
107,264,915

Change in net unrealized appreciation (depreciation) on investments	25,400,140

Net realized and unrealized gain (loss)	132,665,055

Net Increase (Decrease) in Net Assets Resulting from Operations	$135,027,677

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$2,362,622	$2,532,613
Net realized gain (loss)	107,264,915	(55,548,964)
Change in net unrealized appreciation (depreciation)	25,400,140	(22,058,181)
Net increase (decrease) in net assets resulting from operations	135,027,677	(75,074,532)

Distributions to Shareholders
From net investment income:
Investor Class	(2,297,524)	(2,119,963)
I Class	(198,792)	(201,184)
A Class	(54,373)	(32,034)
Decrease in net assets from distributions	(2,550,689)	(2,353,181)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(202,281,383)	259,727,780

Net increase (decrease) in net assets	(69,804,395)	182,300,067

Net Assets
Beginning of period	740,241,785	557,941,718
End of period	$670,437,390	$740,241,785

Undistributed net investment income	$742,164	$1,389,439

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

22

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

23

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.86%
I Class		0.0500% to 0.1100%	0.66%
A Class		0.2500% to 0.3100%	0.86%
C Class		0.2500% to 0.3100%	0.86%
R Class		0.2500% to 0.3100%	0.86%
R5 Class		0.0500% to 0.1100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,336,463 and $1,312,590, respectively. The effect of interfund transactions on the Statement of Operations was $420,442 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $601,921,978 and $800,382,060, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2017(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		325,000,000
Sold	4,269,043	$59,905,387	27,959,629	$374,839,010
Issued in reinvestment of distributions	167,883	2,272,354	166,621	2,101,923
Redeemed	(17,472,669)	(239,897,722)	(9,542,261)	(118,579,216)
	(13,035,743)	(177,719,981)	18,583,989	258,361,717
I Class/Shares Authorized	35,000,000		40,000,000
Sold	635,020	9,184,764	747,609	9,260,416
Issued in reinvestment of distributions	14,703	198,717	15,875	201,111
Redeemed	(1,661,935)	(22,580,690)	(910,355)	(11,332,214)
	(1,012,212)	(13,197,209)	(146,871)	(1,870,687)
A Class/Shares Authorized	35,000,000		40,000,000
Sold	617,311	8,519,411	895,910	11,155,578
Issued in reinvestment of distributions	3,570	46,715	2,303	28,423
Redeemed	(1,357,649)	(18,976,416)	(1,559,834)	(19,042,689)
	(736,768)	(10,410,290)	(661,621)	(7,858,688)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	42,301	582,739	59,218	711,941
Redeemed	(60,067)	(828,370)	(14,223)	(167,087)
	(17,766)	(245,631)	44,995	544,854
R Class/Shares Authorized	20,000,000		20,000,000
Sold	406,701	5,613,958	1,297,950	15,855,516
Redeemed	(464,861)	(6,327,230)	(452,507)	(5,304,932)
	(58,160)	(713,272)	845,443	10,550,584
R5 Class/Shares Authorized	50,000,000		N/A
Sold	336	5,000
Net increase (decrease)	(14,860,313)	$(202,281,383)	18,665,935	$259,727,780

(1)	April 10, 2017 (commencement of sale) through June 30, 2017 for the R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$666,493,343	—	—
Temporary Cash Investments	28,914	$5,284,147	—
	$666,522,257	$5,284,147	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2017, the effect of equity price risk derivative instruments on the Statement of Operations was $1,021,732 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,550,689	$2,353,181
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$614,436,585
Gross tax appreciation of investments	$84,584,618
Gross tax depreciation of investments	(27,214,799)
Net tax appreciation (depreciation) of investments	$57,369,819
Undistributed ordinary income	$742,164
Accumulated long-term gains	$18,688,354

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to return of capital dividends received.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.46	0.05	2.58	2.63	(0.05)	$15.04	21.19%	0.87%	0.37%	90%	$594,198
2016	$13.68	0.04	(1.22)	(1.18)	(0.04)	$12.46	(8.63)%	0.88%	0.36%	93%	$654,517
2015	$13.10	0.03	0.56	0.59	(0.01)	$13.68	4.51%	0.87%	0.25%	100%	$464,592
2014	$10.36	0.02	2.75	2.77	(0.03)	$13.10	26.79%	0.87%	0.18%	83%	$342,090
2013	$8.24	0.08	2.12	2.20	(0.08)	$10.36	26.92%	0.88%	0.92%	93%	$236,280
I Class(6)
2017	$12.52	0.08	2.59	2.67	(0.08)	$15.11	21.41%	0.67%	0.57%	90%	$25,863
2016	$13.76	0.07	(1.24)	(1.17)	(0.07)	$12.52	(8.50)%	0.68%	0.56%	93%	$34,094
2015	$13.15	0.06	0.57	0.63	(0.02)	$13.76	4.77%	0.67%	0.45%	100%	$39,483
2014	$10.41	0.05	2.76	2.81	(0.07)	$13.15	27.02%	0.67%	0.38%	83%	$39,805
2013	$8.27	0.10	2.14	2.24	(0.10)	$10.41	27.27%	0.68%	1.12%	93%	$36,886
A Class
2017	$12.19	0.02	2.53	2.55	(0.02)	$14.72	20.85%	1.12%	0.12%	90%	$31,600
2016	$13.39	0.01	(1.20)	(1.19)	(0.01)	$12.19	(8.89)%	1.13%	0.11%	93%	$35,153
2015	$12.84	—(4)	0.55	0.55	—(4)	$13.39	4.30%	1.12%	0.00%(3)	100%	$47,471
2014	$10.15	(0.01)	2.70	2.69	—(4)	$12.84	26.54%	1.12%	(0.07)%	83%	$38,437
2013	$8.08	0.06	2.07	2.13	(0.06)	$10.15	26.58%	1.13%	0.67%	93%	$26,862

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$11.89	(0.08)	2.46	2.38	—	$14.27	20.02%	1.87%	(0.63)%	90%	$1,703
2016	$13.15	(0.07)	(1.19)	(1.26)	—	$11.89	(9.58)%	1.88%	(0.64)%	93%	$1,631
2015	$12.70	(0.09)	0.54	0.45	—	$13.15	3.54%	1.87%	(0.75)%	100%	$1,212
2014	$10.12	(0.10)	2.68	2.58	—	$12.70	25.49%	1.87%	(0.82)%	83%	$685
2013	$8.08	(0.03)	2.10	2.07	(0.03)	$10.12	25.68%	1.88%	(0.08)%	93%	$303
R Class
2017	$11.99	(0.02)	2.49	2.47	—	$14.46	20.60%	1.37%	(0.13)%	90%	$17,067
2016	$13.19	(0.01)	(1.19)	(1.20)	—	$11.99	(9.10)%	1.38%	(0.14)%	93%	$14,847
2015	$12.68	(0.03)	0.54	0.51	—	$13.19	4.02%	1.37%	(0.25)%	100%	$5,185
2014	$10.05	(0.04)	2.67	2.63	—	$12.68	26.17%	1.37%	(0.32)%	83%	$2,743
2013	$8.00	0.04	2.06	2.10	(0.05)	$10.05	26.33%	1.38%	0.42%	93%	$1,356
R5 Class
2017(5)	$14.90	0.02	0.20	0.22	—	$15.12	1.48%	0.67%(8)	0.51(8)	90%(7)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

(4)	Per-share amount was less than $0.005.

(5)	April 10, 2017 (commencement of sale) through June 30, 2017.

(6)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

(8)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

31

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

34

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

35

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

36

the five-year period reviewed by the Board and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee

37

to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.
For corporate taxpayers, the fund hereby designates $2,550,689, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.
The fund hereby designates $1,585,411, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.
The fund utilized earnings and profits of $1,746,886 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 1708

Annual Report

June 30, 2017

Utilities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Stocks Soared Against a Backdrop of Historic Events

Two epic events—Brexit and the U.S. presidential election—set the stage for a risk-on rally that delivered double-digit gains for global stocks. The period began with Brexit (the U.K.’s late-June 2016 vote to exit the European Union) still weighing heavily on the financial markets. However, central banks in Europe stepped up their stimulus efforts, while the Federal Reserve (Fed) paused its rate-tightening campaign, and the markets quickly recovered. Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered equity markets. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, defensive asset classes generally struggled. The Fed raised interest rates three times during the reporting period, pushing the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its $4.5 trillion balance sheet. Against this backdrop, Treasury yields increased, and interest rate-sensitive assets, including longer-maturity U.S. Treasuries, gold, utilities stocks, and U.S. real estate investment trusts (REITs), generally declined.

Late in the reporting period, investor optimism toward President Trump’s policy agenda cooled as health care and tax reform remained stalled. Further delays to these and other pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may impede future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	0.61%	10.10%	5.82%	3/1/93
Russell 3000 Utilities Index	—	-1.97%	9.66%	5.46%	—
S&P 500 Index	—	17.90%	14.62%	7.18%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2007

Value on June 30, 2017
Investor Class — $17,610

Russell 3000 Utilities Index — $17,024

S&P 500 Index — $20,008

Total Annual Fund Operating Expenses
Investor Class	0.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Yulin Long

In May 2017, Lynette Pang left the management team.

Performance Summary

Utilities returned 0.61% for the 12 months ended June 30, 2017, outperforming the -1.97% return of its benchmark, the Russell 3000 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 17.90%.

The Russell 3000 Utilities Index is primarily made up of utilities and telecommunication services stocks but includes smaller allocations to other sectors. In the benchmark, the utilities sector returned just over 3% and telecommunication services declined more than -9%. Information technology stocks, a tiny segment of the index, rallied strongly, as did industrial stocks, another very small category that includes certain construction and services companies related to the utilities industry. Both sectors had returns over 20% for the 12-month period.

Compared with the Russell 3000 Utilities Index, the portfolio's outperformance was driven by positive contributions across every sector in which it was invested. Stock choices in the telecommunication services sector were the biggest contributors to relative returns. Overweight allocations in the information technology, industrials, and utilities sectors also bolstered portfolio results. In the period, no sector was a net detractor to the portfolio’s performance.

Telecommunication Services Stocks Were Key Contributors

Fund performance was bolstered by stock choices in the telecommunication services sector, which represents about 40% of the benchmark. An underweight in Verizon Communications boosted returns. The wireless carrier posted its first net loss of wireless subscribers amid stiff industry competition and pricing wars. An underweight in AT&T, the second largest carrier, also contributed to returns as the stock lagged in the competitive environment and faced uncertainty about its contract to merge with AOL Time Warner. Inteliquent, a voice telecommunications wholesaler that sells to larger firms such as AT&T, was a key contributor after being acquired by private equity firm GTCR in an all-cash deal. The position was eliminated following the acquisition.

Overweight allocations to the information technology and industrials sectors also contributed to returns. In information technology, j2 Global was a top contributor. Shares of the internet software and services company rallied after it announced it would acquire health care digital media company Everyday Health, and on earnings strength through much of the year. In the industrials sector, an overweight in commercial services and supplies bolstered fund returns.

Traditional utilities companies, the largest segment of the benchmark and fund, also added to the relative results due to an overweight allocation. The portfolio’s holding in the independent power and renewable electricity producers was additive. Alternative and renewable energy provider Ormat Technologies outperformed, posting strong revenue and earnings growth through the year and announcing a dividend increase in March. Electric utility Spark Energy and gas utility UGI Corp. were also key contributors in the period.

4

Portfolio Positioning

Utilities employs a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. We continue to overweight utilities and information technology stocks relative to the benchmark. The telecommunication services sector is significantly underweight because of only modest exposure to diversified telecommunication services firms.

5

Fund Characteristics

JUNE 30, 2017
Top Ten Holdings	% of net assets
AT&T, Inc.	10.3%
Verizon Communications, Inc.	10.1%
Exelon Corp.	4.7%
PPL Corp.	4.6%
American Electric Power Co., Inc.	4.6%
Public Service Enterprise Group, Inc.	4.6%
CenturyLink, Inc.	3.8%
AES Corp. (The)	3.5%
UGI Corp.	3.4%
Ameren Corp.	3.3%

Sub-Industry Allocation	% of net assets
Electric Utilities	38.6%
Integrated Telecommunication Services	25.6%
Multi-Utilities	18.7%
Gas Utilities	6.3%
Independent Power Producers and Energy Traders	4.5%
Internet Software and Services	2.2%
Office Services and Supplies	1.2%
Wireless Telecommunication Services	1.1%
Communications Equipment	0.9%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period(1) 1/1/17 - 6/30/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.60	$3.33	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

JUNE 30, 2017

	Shares	Value
COMMON STOCKS — 99.1%
Communications Equipment — 0.9%
QUALCOMM, Inc.	83,481	$4,609,821
Electric Utilities — 38.6%
American Electric Power Co., Inc.	358,602	24,912,081
Avangrid, Inc.	61,034	2,694,651
Duke Energy Corp.	202,607	16,935,919
Edison International	141,096	11,032,296
Entergy Corp.	199,512	15,316,536
Exelon Corp.	708,785	25,565,875
FirstEnergy Corp.	574,752	16,759,768
Great Plains Energy, Inc.	594,080	17,394,662
Hawaiian Electric Industries, Inc.	462,770	14,984,493
NextEra Energy, Inc.	59,042	8,273,556
OGE Energy Corp.	203,585	7,082,722
PPL Corp.	648,746	25,080,520
Southern Co. (The)	194,246	9,300,499
Spark Energy, Inc., Class A	712,550	13,395,940
		208,729,518
Gas Utilities — 6.3%
National Fuel Gas Co.	280,503	15,663,288
UGI Corp.	384,142	18,596,314
		34,259,602
Independent Power Producers and Energy Traders — 4.5%
AES Corp. (The)	1,720,670	19,116,643
NRG Yield, Inc., Class A	97,798	1,668,434
Ormat Technologies, Inc.	58,082	3,408,252
		24,193,329
Integrated Telecommunication Services — 25.6%
AT&T, Inc.	1,481,699	55,904,503
CenturyLink, Inc.	863,659	20,624,177
IDT Corp., Class B	527,758	7,583,883
Verizon Communications, Inc.	1,219,305	54,454,161
		138,566,724
Internet Software and Services — 2.2%
j2 Global, Inc.	141,530	12,042,788
Multi-Utilities — 18.7%
Ameren Corp.	325,037	17,769,773
CenterPoint Energy, Inc.	185,938	5,090,982
Consolidated Edison, Inc.	39,877	3,222,859
Dominion Energy, Inc.	103,806	7,954,654
DTE Energy Co.	55,072	5,826,067
NorthWestern Corp.	90,627	5,530,059
PG&E Corp.	226,094	15,005,859
Public Service Enterprise Group, Inc.	577,080	24,820,211
SCANA Corp.	234,866	15,738,371
		100,958,835

9

	Shares	Value
Office Services and Supplies — 1.2%
West Corp.	286,754	$6,687,103
Wireless Telecommunication Services — 1.1%
Spok Holdings, Inc.	174,705	3,092,279
T-Mobile US, Inc.(1)	43,684	2,648,124
		5,740,403
TOTAL COMMON STOCKS (Cost $462,773,094)		535,788,123
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 3.75%, 2/28/18 - 5/15/43, valued at $1,904,159), in a joint trading account at 0.88%, dated 6/30/17, due 7/3/17 (Delivery value $1,858,667)		1,858,530
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 2/15/46, valued at $2,809,766), at 0.34%, dated 6/30/17, due 7/3/17 (Delivery value $2,754,078)		2,754,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	25,235	25,235
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,637,765)		4,637,765
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $467,410,859)		540,425,888
OTHER ASSETS AND LIABILITIES — 0.1%		453,701
TOTAL NET ASSETS — 100.0%		$540,879,589

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

JUNE 30, 2017
Assets
Investment securities, at value (cost of $467,410,859)	$540,425,888
Receivable for investments sold	100,274
Receivable for capital shares sold	177,294
Dividends and interest receivable	873,962
541,577,418

Liabilities
Payable for capital shares redeemed	393,668
Accrued management fees	304,161
697,829

Net Assets	$540,879,589

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	260,000,000
Shares outstanding	29,819,373

Net Asset Value Per Share	$18.14

Net Assets Consist of:
Capital (par value and paid-in surplus)	$450,650,808
Undistributed net realized gain	17,214,741
Net unrealized appreciation	73,014,040
$540,879,589

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED JUNE 30, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $45)	$22,391,373
Interest	9,826
22,401,199

Expenses:
Management fees	3,852,963
Directors' fees and expenses	36,933
Other expenses	6,552
3,896,448

Net investment income (loss)	18,504,751

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	37,075,159

Change in net unrealized appreciation (depreciation) on:
Investments	(55,787,900)
Translation of assets and liabilities in foreign currencies	144
(55,787,756)

Net realized and unrealized gain (loss)	(18,712,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(207,846)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2017 AND JUNE 30, 2016
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$18,504,751	$13,936,878
Net realized gain (loss)	37,075,159	11,195,208
Change in net unrealized appreciation (depreciation)	(55,787,756)	79,098,638
Net increase (decrease) in net assets resulting from operations	(207,846)	104,230,724

Distributions to Shareholders
From net investment income	(18,074,662)	(13,469,560)
From net realized gains	(22,385,358)	(8,461,839)
Decrease in net assets from distributions	(40,460,020)	(21,931,399)

Capital Share Transactions
Proceeds from shares sold	180,590,229	321,157,815
Proceeds from reinvestment of distributions	38,889,473	20,897,310
Payments for shares redeemed	(278,274,127)	(132,394,075)
Net increase (decrease) in net assets from capital share transactions	(58,794,425)	209,661,050

Net increase (decrease) in net assets	(99,462,291)	291,960,375

Net Assets
Beginning of period	640,341,880	348,381,505
End of period	$540,879,589	$640,341,880

Undistributed net investment income	—	$49,681

Transactions in Shares of the Fund
Sold	9,671,577	18,124,997
Issued in reinvestment of distributions	2,103,074	1,261,094
Redeemed	(15,044,931)	(7,699,363)
Net increase (decrease) in shares of the fund	(3,270,280)	11,686,728

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

15

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2017 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,824,968 and $1,771,168, respectively. The effect of interfund transactions on the Statement of Operations was $665,045 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2017 were $226,189,351 and $298,270,101, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$535,788,123	—	—
Temporary Cash Investments	25,235	$4,612,530	—
	$535,813,358	$4,612,530	—

16

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$24,748,611	$13,469,560
Long-term capital gains	$15,711,409	$8,461,839

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$470,260,106
Gross tax appreciation of investments	$77,415,685
Gross tax depreciation of investments	(7,249,903)
Net tax appreciation (depreciation) of investments	70,165,782
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(989)
Net tax appreciation (depreciation)	$70,164,793
Undistributed ordinary income	$3,523,407
Accumulated long-term gains	$16,540,581

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$19.35	0.59	(0.48)	0.11	(0.58)	(0.74)	(1.32)	$18.14	0.61%	0.67%	3.17%	39%	$540,880
2016	$16.28	0.57	3.44	4.01	(0.54)	(0.40)	(0.94)	$19.35	25.76%	0.68%	3.35%	36%	$640,342
2015	$18.03	0.55	(0.98)	(0.43)	(0.58)	(0.74)	(1.32)	$16.28	(2.73)%	0.67%	3.14%	40%	$348,382
2014	$16.90	0.58	2.13	2.71	(0.58)	(1.00)	(1.58)	$18.03	17.35%	0.67%	3.41%	45%	$414,840
2013	$16.54	0.63	1.20	1.83	(0.60)	(0.87)	(1.47)	$16.90	12.06%	0.68%	3.79%	41%	$348,272

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 15, 2017

19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	46	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	46	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

23

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

24

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded

25

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2017.

For corporate taxpayers, the fund hereby designates $23,520,892, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,436,581 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2017.

The fund hereby designates $17,928,290, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2017.

The fund utilized earnings and profits of $4,165,359 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 1708

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $460,947
FY 2017:    $477,427

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $167,395
FY 2017:    $132,646

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 23, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 23, 2017